UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-10399
______________________________________________

HENDERSON GLOBAL FUNDS
____________________________________________________________________________
(Exact name of registrant as specified in charter)

737 NORTH MICHIGAN AVENUE, SUITE 1700
CHICAGO, ILLINOIS 60611
____________________________________________________________________________
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
CHRISTOPHER GOLDEN 737 NORTH MICHIGAN AVENUE, SUITE 1700 CHICAGO, ILLINOIS 60611	CATHY G. O’KELLY VEDDER PRICE P.C. 222 NORTH LASALLE STREET CHICAGO, ILLINOIS 60601

Registrant’s telephone number, including area code:  (312) 871-6200

Date of fiscal year end:  July 31

Date of reporting period:  July 31, 2016

Item 1:  Report to Shareholders.

Table of contents

Letter to shareholders	1
Commentaries and Performance summaries
All Asset Fund	4
Dividend & Income Builder Fund	6
Emerging Markets Fund	8
European Focus Fund	10
Global Equity Income Fund	12
Global Technology Fund	14
High Yield Opportunities Fund	16
International Long/Short Equity Fund	18
International Opportunities Fund	20
International Select Equity Fund	22
Strategic Income Fund	24
Unconstrained Bond Fund	26
US Growth Opportunities Fund	28
Portfolios of investments	30
Statements of assets and liabilities	120
Statements of operations	128
Statements of changes in net assets	136
Statements of changes – capital stock activity	149
Statement of cash flows	174
Financial highlights	176
Notes to financial statements	202
Report of independent registered public accounting firm	218
Other information	219
Trustees and officers	226
International and emerging markets investing involves certain risks and increased volatility not associated with investing solely in the US. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. The Funds may invest in securities issued by smaller companies which typically involve greater risk than investing in larger companies. Certain of the Funds are non-diversified and therefore the change in value of a single holding may have a more pronounced effect on a Fund's performance. Also, the Funds may invest in limited geographic areas and/or sectors which may result in greater market volatility. In addition, the Funds may invest in derivatives. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The Funds may be subject to frequent trading which may result in a turnover rate of 100% or more. Additional fund-specific risk is described in more detail in the Prospectus and Statement of Additional Information.

 Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free Prospectus, which contains these items and other important information about the Funds, visit www.henderson.com. The Prospectus should be read carefully before investing.

Letter to shareholders
Dear shareholder,
We are pleased to provide the annual report for the Henderson Global Funds, which covers the year ended July 31, 2016.
It would be very difficult to cover the events of this time period without mentioning "Brexit" (British exit): the UK's referendum vote to leave the European Union (EU). The (now former) Prime Minister, David Cameron, called for a referendum on continued EU membership as part of his re-election campaign in 2015 due to concerns over the UK's sovereignty, the free movement of people, and the EU's call for an "ever closer union." In the vote on June 23, 2016, the UK voted to leave the EU. The impact of the UK's vote is likely to be felt across Europe's political and investment landscape for years to come.
The next part of the process of exiting the EU will take a minimum of two years and the details have yet to be established. In the meantime, some have wondered whether Brexit will cause a recession in the UK, especially as recent UK industrial data has shown a marked slowing. We do believe business investment will fall, but a recession would be surprising against a backdrop of stable financial conditions and a growing global economy. Additionally, on August 4, 2016, the Bank of England implemented dual stimulus measures, cutting the base interest rate to 0.25% and announcing a quantitative easing program of £70 billion, further reducing the likelihood of a recession.
In Europe, aside from various reactions to the Brexit vote, there have been some positive signs of growth. The unemployment rate fell to 10.1% in May, the lowest rate since 2011 and down from a 2013 peak of 12.1%. Recent German economic news has been upbeat, and European consumer prices rose by an annual 0.1% in June, the first positive reading since January. However, looking forward, there are several political risks on the horizon. Italy will hold a referendum on constitutional reform in October, and elections in Germany and France may discourage necessary decision-making on Brexit and other issues.
Moving outside of Europe, the Chinese government has been working to stabilize growth through infrastructure projects, reducing red tape and maintaining a loose monetary policy. Economic news so far this year has suggested these policies are helping: industrial output rose by an annual 6.0% in May, little changed from 5.9% in Q1. However, exports and imports both fell in July on weak demand, highlighting the headwinds that China is facing.
In Japan, economic pessimism has increased as the yen continued to surge. Prime Minister Abe scrapped a planned 2017 sales tax hike and promised a fiscal stimulus package after July upper house elections. So far, the Bank of Japan has held steady on any big monetary stimulus this year. However, "core" consumer price inflation fell back to 0.8% in May from 1.3% in December, boosting expectations of future monetary easing.
US profits are stabilizing, as the national accounts measure of economic profits recovered by 2% in Q1 after a 16% slide over the previous five quarters. Brexit should have minimal impact on the US economy, and a recovery in profits may encourage investment and hiring. All eyes are on the Federal Reserve as domestic strength could prompt higher interest rates despite global risks.
Looking forward, we believe that the direct impact of Brexit on the world economy is likely to be modest, but it is still expected to weigh on investor confidence at a time when the global recovery remains fragile. Regardless of how the situation plays out, Brexit-related uncertainties will take some time to dispel and in these conditions it will be more important than ever to remain flexible from an investment perspective. We continue to believe that volatility and uncertainty can create attractive investment opportunities, and we are focused on seeking out these opportunities across the globe. We appreciate your trust in, and support of, our Funds, and we look forward to serving your financial needs in the years to come.
James G. O'Brien
President, Henderson Global Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free Prospectus, which contains this and other important information about the Funds, visit www.henderson.com. The Prospectus should be read carefully before investing.

Multi-Asset Team: Market review and forecast
It has unquestionably been a turbulent year for markets. Significant financial and geopolitical events have been commonplace and long standing themes such as the omnipotence of central banks have been challenged. Here we review some of the recent market drivers and offer our view on the important developments that are likely to shape the next six months.
While a quick glance at the 2016 scoreboard might suggest broad-based investor confidence, the underlying picture is more nuanced. We believe that four main themes explain much of this year's price action, two bearish and two bullish:
1. Policy fatigue in Japan
With economists forecasting real gross domestic product (GDP) growth of 0.5% this year and consumer price index inflation of zero, it is not surprising that some investors are losing faith in "Abenomics"*.
Japan real effective exchange rate

Source: Bloomberg, August 2016. †Quantitative easing is a monetary policy used by central banks to stimulate the economy when standard monetary policy has become ineffective.
Given the historically strong negative correlation between Japanese stock prices and the currency, the move has led Japanese markets to materially underperform global peers over the first half of 2016.
2. Frail financials
The combined impact of low or negative interest rates, flat yield curves, and mounting regulation has weighed heavily on the financial sector. Indeed, the performance of bank stocks has become increasingly correlated to bond yields over the last 12 months.
European banks and German bund yields
Source: Bloomberg, August 2016. The STOXX Sector indices are available for global markets as well as for Europe, the Eurozone and Eastern Europe. Using the market standard ICB Industry Classification Benchmark, companies are categorized according to their primary source of revenue. This categorization guarantees a professional and accurate classification of companies in their respective business environments. There are four levels of classification ranging from broad to very detailed: 10 industries are broken down into 19 supersectors, 41 sectors and 114 subsectors.
Such concerns were encapsulated by the financials panic at the start of the year, in which investors began to worry about banks' abilities to service coupon payments on low quality debt.
3. The prevailing global hunt for yield
Further expansionary monetary policy measures in Europe, Japan and the UK have driven global bond yields to new historic lows. This has been a significant tailwind for fixed income assets and has forced investors to find income elsewhere.

4. The rehabilitation of emerging markets
Emerging markets (EM) have been out of favor for some time, as falling commodity prices and weak developed market demand adversely affected growth. However, of late, the relative momentum has shifted. Market forces have also been supportive as the benefits from weak currencies and recovering commodity markets have eased financial tensions. As a result, EM debt and equities have outperformed their developed peers thus far in 2016.
Where next for global markets?
The macroeconomic picture remains challenging. Analysts continue to downgrade GDP, inflation and earnings forecasts and nominal growth remains subdued. Although the global economy is moving forwards, the recovery remains fragile, policy-dependent and vulnerable to adverse shocks.
Consensus forecasts for GDP growth
	2015	2016F	2017F	Rvs 2016
G10	1.9	1.6	1.7	-0.6
US	2.4	1.9	2.2	-0.9
Eurozone	1.5	1.5	1.2	-0.2
UK	2.2	1.5	0.5	-0.9
Japan	0.5	0.5	0.8	-0.9
Source: Bloomberg consensus forecasts, 8/5/16
 Note: Revisions (Rvs) refers to the change between the 2016 forecasts taken as of June 2015 and present.
Policy remains critical. Growth and inflation continue to trundle along below trend and many structural dynamics remain apparent. In Europe, corporate profitability is ebbing away and the financial sector is the key vulnerability opening a potential path to further political instability. In Japan, investors are keenly awaiting the Bank of Japan's review of monetary policy in September, to see whether they have exhausted their policy options. For the UK, the outlook is clouded by the uncertainty of its future relationship with the European Union and the path to get there. A short-term recession looks likely, however, monetary and fiscal assistance should limit the extent of a slowdown to a prolonged period of weak growth.
The era of EM underperformance looks to be coming to an end, with both top-down and bottom-up data suggesting a relative improvement in momentum versus developed markets. While it is not hard to identify frailties in the region, we see just as many threats facing the developed economies and correlations between EM equities and other assets that have fallen.
Emerging vs Developed markets GDP growth
Source: Bloomberg, August 2016. 1BRICs: Brazil, Russia, India and China
From monetary to fiscal easing
As the returns to monetary policy dwindle, we expect to see a greater role for fiscal policy. This theme does not appear to have affected financial markets thus far, however, large fiscal programs will undoubtedly face institutional constraints in some countries. Notwithstanding this, we believe that the shifting policy mix is beginning to gather some global momentum. While we believe that 'helicopter money' in its literal form (cash handouts) remains unlikely, further coordination between fiscal and monetary policy appears to be gaining traction with macroeconomists.
Outlook
It is not hard to imagine that the remainder of 2016 will be as eventful and surprising for investors as the year has been so far. In fact, we expect further surprises. Against this backdrop, it is important to remain vigilant, flexible and diversified and avoid taking significant bets on binary events.

* Abenomics refers to the economic policies advocated by Shinzo Abe and is based upon the "three arrows" of fiscal stimulus, monetary easing and structural reforms.

Commentary
All Asset Fund
It has unquestionably been a turbulent year for markets. Significant financial and geopolitical events have been commonplace and long standing themes, such as the omnipotence of central banks, have been challenged. Over the period, market volatility increased substantially – with periods of relative calm punctuated by short episodic sell-offs such as those seen in August 2015 and January 2016. Furthermore, the easy gains from expansionary monetary policy have been made, leaving policy-makers increasingly bereft of ideas for new stimulus.
For the year ended July 31, 2016, the Fund returned (0.71)% (Class A at NAV) versus the benchmark, 3-month LIBOR (USD), which posted a return of 0.43%. The Fund's equity allocations were the largest detractor from performance accentuated by a strong dollar, which eroded returns from a domestic currency perspective. Performance was predominantly driven by the Fund's hedging assets with allocations to gold and investment-grade credit providing effective downside protection during setbacks.
Over the period, we dynamically adjusted the Fund's composition to reflect the fluid market environment. From a broad thematic perspective, we reduced the Fund's aggregate level of risk-exposure at the start of the period – primarily through sales of equity positions into cash and gold. Our above average cash balance has proven an effective buffer against market volatility in an environment where traditional

Top 10 long-term holdings*
(at July 31, 2016)
As a percentage
Security	of net assets
iShares TIPS Bond ETF	4.6%
Henderson Unconstrained Bond Fund	4.5
iShares Edge MSCI Minimum Volatility EAFE ETF	4.0
TIAA-CREF Asset Management Core Property Fund LP	3.8
iShares Core MSCI Emerging Markets ETF	3.4
ASG Global Alternatives Fund	3.4
PowerShares Senior Loan Portfolio	3.2
Henderson High Yield Opportunities Fund	3.2
AQR Managed Futures Strategy Fund	3.1
iShares iBoxx Investment Grade Corporate Bond Fund	3.1
hedges, such as government bonds, appear expensive; we therefore retain a defensive stance in the Fund looking ahead.
As the period progressed, we slowly began to increase our emerging market (EM) equity and debt exposure at the expense of developed market assets. The change was spurred by improving absolute and relative macroeconomic fundamentals in the region – which we have largely disdained since the collapse in the oil price 18 months ago. The Fund also made an effective tactical investment in high yield (Henderson High Yield Opportunities Fund) at the start of 2016, when spreads were pricing a global recessionary scenario. We have since taken some profits on the trade, rotating into dollar-denominated EM debt, which is heavily supported by investor inflows.
We also diversified our US equity exposure by replacing a position in the S&P 500 with two equity-style ETFs. The two strategies increase our control over the equity-style bias of our US holdings and ensure the Fund's US exposure remains diversified. Finally, we added two new alternative strategies from Applied Quantitative Research, which bolster the diversifying sub-portfolio of the Fund by providing an attractive source of uncorrelated returns.
Looking forward, nominal growth remains subdued providing sustained support for global bond yields. That said, the increasing propensity to implement fiscal over monetary policy could begin to reverse this relationship to some degree. We remain overweight to equities relative to duration assets and see credit as more attractive than government bonds in our fixed income allocations. Our cash levels remain above average and we continue to underweight sterling relative to other international currencies.
* For further detail about these holdings, please refer to the section entitled "Portfolios of investments." Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary
All Asset Fund

Total returns as of July 31, 2016				Since
	NASDAQ	One	Three	inception
At NAV	symbol	year	years*	(3/30/2012)*
Class A	HGAAX	-0.71%	2.51%	3.17%
Class C	HGACX	-1.46	1.72	2.40
Class I	HGAIX	-0.45	2.78	3.43
Class R6**	HGARX	-0.44	2.78	3.44
With sales charge
Class A		-6.39%	0.51%	1.78%
Class C		-1.46	1.72	2.40
Index
3-month LIBOR (USD)		0.43%	0.31%	0.34%
MSCI World Index		0.13	7.19	9.44

* Average annual return.

** Class R6 shares commenced operations on November 30, 2015. The performance for Class R6 shares for periods prior to November 30, 2015 is based on the performance of Class I shares. Performance for Class R6 shares would be similar because the shares are invested in the same portfolio of investments, and like Class I shares, Class R6 shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles ("GAAP")-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, C, I and R6 shares are 1.41%, 2.18%, 1.13% and 1.10% (estimated), respectively. However, the Fund's adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.60% of the Fund's average daily net assets, which is in effect until July 31, 2020. With respect to investments in affiliated underlying funds, the Fund's adviser has contractually agreed to reduce or waive the Fund's management fee to limit the combined management fees paid to the adviser for those assets to the greater of 1.00% or the affiliated underlying fund's management fee. Indirect net expenses associated with the Fund's investments in underlying investment companies are not subject to the contractual waiver. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. 3-Month LIBOR (London Interbank  Offered Rate) (USD) is the interest rate participating banks offer to other banks for loans on the London market. The Fund is professionally managed while the Indices are unmanaged and not available for investment and do not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary
Dividend & Income Builder Fund
The global equity market (as measured by the MSCI World Index) was almost unchanged over the period to the end of July, though geographic and sector performance was widely dispersed. At the country level the US outperformed as the economy continued to modestly recover, giving the Federal Reserve the confidence to raise interest rates in December. In contrast, the UK market underperformed. This was partly a function of currency movements, as sterling fell sharply following the UK's vote to leave the European Union in June ("Brexit"). At the sector level, in an uncertain environment for global economic growth and continually low interest rates, financials were among the weakest performing sectors globally.
For the year ended July 31, 2016, the Fund returned 0.19% (Class A at NAV) versus the benchmark, MSCI World Index, which posted a return of 0.13%. Within this, the fixed income allocation was a positive contributor to returns. The Fund continued to meet its objectives for earning and distributing income over the period.
During the period, the Fund benefitted from its relatively defensive positioning, including an overweight position in the tobacco and telecommunications sectors. This was also reflected at the stock level where it tended to be the more defensive holdings such as Reynolds American, Lockheed Martin and Imperial Brands that performed well, while more cyclical positions such as BHP Billiton and Royal Dutch Shell detracted from performance. The outlier to this trend was the Fund's holding in pharmaceutical company Novartis. For a number of quarters Novartis has had problems with a slowdown in growth and lower margins from its eye care division, Alcon. While the results were disappointing, they have taken measures to improve performance, such as a reinvestment in research & development and putting in place a new head of the division.
Over the period, the Fund used currency hedges to protect against volatility in British pound sterling and

Top 10 long-term holdings*
(at July 31, 2016)
As a percentage
Security/Issuer	of net assets
Nestle S.A.	2.6%
Microsoft Corp.	2.6
Pfizer, Inc.	2.4
Novartis AG	2.2
Verizon Communications, Inc.	2.1
Imperial Brands plc	2.1
Roche Holding AG	2.1
RELX N.V.	2.1
Reynolds American, Inc.	2.0
Chevron Corp.	1.8
the euro. The sterling hedge significantly reduced the impact of Brexit on the portfolio. We continue to see volatility in currencies as investors question the outlook for economic growth and interest rates across the world. We will seek to protect against currency volatility when the Fund has a significant overweight position versus the benchmark in higher dividend yielding markets.
In its equity allocation, the Fund continues to seek companies with both above-average yield and dividend growth. The equity allocation remained over 80% of the Fund, reflecting our current bias towards equities over bonds. While corporate earnings growth has remained mixed in recent years, dividend growth has proven more consistent. In comparison to other asset classes such as government or corporate bonds, it is our view that equities continue to offer good value, especially given the prospects for ongoing dividend growth. In the fixed income allocation, we prefer credit over interest rate risk and continue to invest in high quality names with attractive coupons.
The outlook for global dividend growth remains modestly positive. Within the portfolio we have seen this across many of our holdings. Taiwan Semiconductor, for example, recently increased its dividend by 33% as a result of the strength of its free cash flow generation. This is particularly positive as Taiwan historically has been a low pay-out ratio market. Within Europe we have also seen double-digit dividend increases from holdings such as AXA, and French homebuilder Nexity. There are some sectors where we are more cautious on the ability for dividend growth – integrated oil companies, for example, are on the whole struggling to generate sufficient free cash flow to cover their dividends despite steep capital expenditure cuts and disposals. Looking at the market as a whole, in our view, dividend growth rates remain positive but the rate of growth has declined to reflect the more cautious economic outlook.
In the context of lower global economic growth, we are comfortable with the defensive positioning of the equity allocation among good quality, global companies. The Fund continues to have an underweight position among cyclical sectors such as industrials, technology and basic materials. Within fixed income, the post-Brexit rally in bond prices across the credit spectrum has left us with a general sense that the returns we expected for the remainder of 2016 have been pulled forward to the month of July. That being said, the backdrop of low growth, low inflation and low default rates in Europe remains supportive of the asset class.
* For further detail about these holdings, please refer to the section entitled "Portfolios of investments." Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary
Dividend & Income Builder Fund

Total returns as of July 31, 2016				Since
	NASDAQ	One	Three	inception
At NAV	symbol	year	years*	(8/1/2012)*
Class A	HDAVX	0.19%	5.61%	8.30%
Class C	HDCVX	-0.58	4.81	7.49
Class I	HDIVX	0.48	5.86	8.54
Class R6**	HDRVX	0.66	5.92	8.59
With sales charge
Class A		-4.84%	3.82%	6.91%
Class C		-0.58	4.81	7.49
Index
MSCI World Index		0.13%	7.19%	11.21%

* Average annual return.

** Class R6 shares commenced operations on November 30, 2015. The performance for Class R6 shares for periods prior to November 30, 2015 is based on the performance of Class I shares. Performance for Class R6 shares would be similar because the shares are invested in the same portfolio of investments, and like Class I shares, Class R6 shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.00%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles ("GAAP")-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, C, I and R6 shares are 1.47%, 2.24%, 1.25% and 1.19% (estimated), respectively. However, the Fund's adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.05% of the Fund's average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float- adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary
Emerging Markets Fund
It was a year of two halves for emerging markets (EM) equities after a weak first half of the period was followed by a strong rebound in the second half. The initial weakness was driven by sustained investor bearishness on the asset class which was aided by concerns relating to the slowing Chinese economy, low commodity prices and continuing geopolitical issues. This was compounded by US dollar strength and the speculation surrounding the path for interest rates in the US. As the year progressed, many of these fears receded and appetite for EM equities resurfaced. Thus far in 2016, EM equities have outperformed their developed markets peers, in which the growing risks have featured heavily in news flow.
For the year ended July 31, 2016, the Fund returned 6.07% (Class A at NAV) versus the benchmark, MSCI Emerging Markets Index, which posted a return of (0.38)%. The Fund has benefitted from this year's rebound in Brazilian equities from what were quite distressed valuations. While on a short-term view valuations are no longer so attractive, on our five-year outlook we believe businesses such as Duratex, Mahle-Metal Leve and Banco Bradesco, which all contributed to performance over the period, are well positioned to enjoy a cyclical recovery when it comes. The Fund's exposure to South African equities was also a positive with consumer staples firms Shoprite and Tiger Brands performing well. We are excited by how many high-quality companies are currently trading at reasonable valuations. Many of these also have growing operations across sub-Saharan Africa

Top 10 long-term holdings*
(at July 31, 2016)
As a percentage
Security	of net assets
Standard Bank Group, Ltd.	3.5%
Shoprite Holdings, Ltd.	3.4
Mahle-Metal Leve S.A.	3.2
Inversiones Aguas Metropolitanas S.A.	3.1
Fuyao Glass Industry Group Co., Ltd.	3.1
Uni-President Enterprises Corp.	3.1
Housing Development Finance Corp., Ltd.	3.1
Duratex S.A.	2.9
Grupo Herdez SAB de CV	2.8
Cia Cervecerias Unidas S.A., ADR	2.7
meaning they should be able to deliver long-term growth. The Fund's relative underexposure to information technology businesses detracted from performance while on a stock level the Fund's principal detractors were Idea Cellular, the Indian mobile networks company, and Grupo Herdez, a Mexican foods firm.
Over the period the Fund added Chinese auto-glass manufacturer Fuyao Glass. Fuyao continues to be managed by its founder and has expanded into the US and Europe. The Fund also added brand-building Taiwanese businesses Stella International, a footwear company, and Merida, a leading bike manufacturer. Many Taiwanese companies are expanding into China where the consumer base is growing more and more discerning. A position in UltraTech, an Indian cement company, was also taken. Cement consumption in some less developed markets shares the same fundamental driver as basic fast moving consumer goods: namely improving living standards. Indian cement sales are conducted mostly in cash and demand is largely driven by the need for improved housing. A unique feature of Ultratech is its network of over 50,000 dealers throughout India selling "Ultratech" branded cement. This network is far larger than any of its competitors and has enabled the company to reach an almost 40% market share in rural India. SABMiller was sold after the 'MegaBrew' merger was announced. Other sales over the period included Pick n Pay, Baidu and Astra International.
Weak rule of law combined with many undesirable political and business leaders mean there are parts of the EM universe that are cheap for a reason. We are not deep value investors and aim to avoid being seduced by low-quality companies trading cheaply. Neither are we outright growth investors and we continue to avoid what we believe are overvalued but growing Indian and South East Asian consumer businesses. Instead, as "bottom-up" stock pickers, our focus is on combing unpopular markets for good-quality companies trading at reasonable valuations.
* For further detail about these holdings, please refer to the section entitled "Portfolios of investments." Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary
Emerging Markets Fund

Total returns as of July 31, 2016					Since
	NASDAQ	One	Three	Five	inception
At NAV	symbol	year	years*	years*	(12/31/2010)*
Class A	HEMAX	6.07%	2.42%	-0.83%	-1.21%
Class C	HEMCX	5.27	1.65	-1.58	-1.95
Class I	HEMIX	6.41	2.70	-0.58	-0.97
Class R6**	HEMRX	7.59	3.08	-0.36	-0.77
With sales charge
Class A		0.03%	0.41%	-1.99%	-2.25%
Class C		5.27	1.65	-1.58	-1.95
Index
MSCI Emerging Markets Index		-0.38%	0.07%	-2.41%	-1.96%
* Average annual return.
** Class R6 shares commenced operations on November 30, 2015. The performance for Class R6 shares for periods prior to November 30, 2015 is based on the performance of Class I shares. Performance for Class R6 shares would be similar because the shares are invested in the same portfolio of investments, and like Class I shares, Class R6 shares are not subject to a front-end sales charge or a distribution fee.
Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund's relatively small asset base, performance may be impacted by portfolio turnover to a greater degree than it may be in the future. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles ("GAAP")-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, C, I and R6 shares are 2.14%, 2.91%, 1.86% and 1.78% (estimated), respectively. However, the Fund's adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.54% of the Fund's average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.henderson.com.
Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.
The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary
European Focus Fund
Market volatility which began in August dominated the third quarter of 2015, with European equities suffering in tandem with equities worldwide. Concerns over global implications of a slowing Chinese economy precipitated a global sell-off which extended to Europe. German equities, in particular, were hit quite hard due to their export relationship with China. The third quarter also saw a new bailout agreement between Greece and the European Union (EU); a snap election was called shortly afterwards with the incumbent Syriza party remaining as the largest party in the Greek parliament. European equities did produce a strong final quarter of the year - European Central Bank President Mario Draghi announced the extension of their quantitative easing program in December while also cutting the deposit rate to a historic low. After a turbulent start to 2016, including one of the worst Januarys in recent memory, March saw a significant rebound for the vast majority of risk assets with the positive momentum which started midway through February continuing through much of March. Market movements in the second quarter were dominated by the lead up to, and the fallout from, the UK's decision to leave the EU. This outcome caused much volatility in equity markets and currencies.
For the year ended July 31, 2016, the Fund returned (12.20)% (Class A at NAV) versus the benchmark, MSCI Europe Index, which posted a return of (9.75)%. The overweight exposure to consumer discretionary was the main detractor to performance.

Top 10 long-term holdings*
(at July 31, 2016)
As a percentage
Security	of net assets
Nokia Oyj	8.6%
Teva Pharmaceutical Industries, Ltd., ADR	8.1
Royal Dutch Shell plc, B Shares	5.6
Dufry AG	3.9
Roche Holding AG	3.8
ARM Holdings plc	3.2
Sanofi	3.1
Renault S.A.	3.1
ASML Holding N.V.	3.0
Continental AG	2.7
Health care exposure led positive returns, while energy and IT exposure was also beneficial.
During the second half of 2015, the Fund took advantage of the adverse price movements in emerging markets-exposed companies such as asset managers Aberdeen and Ashmore. Shire, the pharmaceuticals company, was also added as the Fund increased its health care exposure, while German pharmaceutical company Bayer was also added at the start of 2016. Exposure to financials was increased towards the end of 2015 before being reduced during 2016. The second quarter of 2016 saw the Fund undertake significant trimming within the portfolio in order to focus in on high conviction holdings. This concentration of the portfolio has led to the Fund adding to positions such as Teva Pharmaceutical and Dufry.
In terms of currency hedging, the Fund initiated a hedge on the euro in the third quarter of 2015 in case of any adverse movements versus the US dollar. The Fund closed the hedge on the euro in the early part of 2016. The Fund introduced a British pound sterling hedge in July. There are material risks of a lower sterling; with markets potentially showing a lot of sensitivity to central bank commentary, data releases, political crises and news flow regarding the timeline on when negotiations for the UK's exit from the EU may begin, we believed that some protection was warranted.
The UK's vote to leave the EU adds a layer of uncertainty for global equities over the short to medium term as we wait to find out how the UK's future relationship with the EU manifests itself. As with any major market event, sentiment often goes too far and this presents opportunities for the stock picker. We remain vigilant for new opportunities and continue to believe Europe and international markets, more broadly, offer value for investors.
* For further detail about these holdings, please refer to the section entitled "Portfolios of investments." Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary
European Focus Fund

Total returns as of July 31, 2016						Since
	NASDAQ	One	Three	Five	Ten	inception
At NAV	symbol	year	years*	years*	years*	(8/31/2001)*
Class A	HFEAX	-12.20%	4.10%	4.02%	6.48%	13.80%
Class C	HFECX	-12.91	3.29	3.21	5.67	12.94
Class I**	HFEIX	-12.01	4.35	4.30	6.69	13.95
Class R6***	HFERX	-11.99	4.36	4.31	6.69	13.95
With sales charge
Class A		-17.25%	2.07%	2.80%	5.85%	13.35%
Class C		-12.91	3.29	3.21	5.67	12.94
Index
MSCI Europe Index		-9.75%	1.50%	3.17%	2.39%	5.47%

* Average annual return.

** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for periods prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of investments. Class I shares are not subject to a front-end sales charge or a distribution fee.

*** Class R6 shares commenced operations on November 30, 2015. The performance for Class R6 shares for periods prior to November 30, 2015 is based on the performance of Class I shares. Performance for Class R6 shares would be similar because the shares are invested in the same portfolio of investments, and like Class I shares, Class R6 shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles ("GAAP")-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, C, I and R6 shares are 1.31%, 2.10%, 1.08% and 1.01% (estimated), respectively. As stated in the Statement of Additional Information (SAI), the Fund's adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.75% of the Fund's average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary
Global Equity Income Fund
The global equity market (as measured by the MSCI World Index) was almost unchanged over the period to the end of July, though geographic performance was widely dispersed. The US market outperformed as the economy continued to modestly recover, giving the Federal Reserve the confidence in December to raise interest rates. In contrast, the UK was among the weaker performing markets globally. This was partly as a result of currency moves, as sterling fell sharply against the US dollar following the UK vote to leave the European Union (EU) in June. The other notable move during the year was the oil price, which fell sharply to under $30/barrel as a result of supply increases before increasing to just above $40/barrel at year end.
For the year ended July 31, 2016, the Fund returned (1.05)% (Class A at NAV) versus the benchmark, MSCI World Index, which posted a return of 0.13%. The Fund continued to meet its objectives for earning and distributing income over the period. The Fund underperformed the benchmark largely as a result of geographic allocation, in particular the overweight position in the higher-yielding UK and European markets and underweight position in the structurally lower-yielding US market.
Investments for the Fund continued to be focused on those companies we believe to be capable of delivering earnings and free cash flow growth, subsequently leading to dividend growth. A good example of this would be the telecommunications sector. For several years telecom companies have

Top 10 long-term holdings*
(at July 31, 2016)
As a percentage
Security	of net assets
Royal Dutch Shell plc, A Shares	3.2%
British American Tobacco plc	3.1
BP plc	2.9
BT Group plc	2.6
Legal & General Group plc	2.4
ING Groep N.V.	2.4
Singapore Telecommunications, Ltd.	2.4
SSE plc	2.2
Sumitomo Mitsui Financial Group, Inc.	2.1
Pfizer, Inc.	2.0

been investing heavily in expanding fourth generation ('4G') coverage for customers, and this capital expenditure is beginning to subside (boosting cash generation) at the same time as data usage among customers is increasing.
Over the period, the Fund used currency hedges to protect against volatility in the following currencies: British pound sterling, the euro and the Australian dollar. The sterling hedge significantly reduced the impact of the UK referendum to leave the EU on the portfolio.
We continue to see volatility in currencies as investors question the outlook for economic growth and interest rates across the world. We use currency hedges to protect against currency volatility when we have a significant overweight position versus the benchmark in higher dividend-yielding markets, such as the UK and Australia.
The outlook for global dividend growth remains modestly positive. Within the portfolio we have seen this across our holdings – Cisco, for example, raised its quarterly dividend 24% earlier this year as a result of its strong free cash flow generation. There are some sectors where we are more cautious on the ability for dividend growth – integrated oil companies, for example, are on the whole struggling to generate sufficient free cash flow to cover their dividends despite steep capital expenditure cuts and disposals. Looking at the market as a whole, in our view, dividend growth rates have declined to reflect the more cautious economic outlook, but remain positive.
The Fund's focus on high quality, income-generating investments has provided support during the volatile markets seen during the period. We will seek to benefit from periods of volatility by opportunistically adding to any attractively valued companies that offer healthy long-term income and capital appreciation prospects. We believe the portfolio is attractively valued versus the benchmark and we see potential for capital and income returns for investors. Low prevailing interest rates around the world mean that investors will continue to look for income generating assets, such as those held by the Fund.
* For further detail about these holdings, please refer to the section entitled "Portfolios of investments." Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary
Global Equity Income Fund

Total returns as of July 31, 2016					Since
	NASDAQ	One	Three	Five	inception
At NAV	symbol	year	years*	years*	(11/30/2006)*
Class A	HFQAX	-1.05%	3.70%	6.08%	3.59%
Class C	HFQCX	-1.76	2.92	5.27	2.81
Class I**	HFQIX	-0.83	3.94	6.34	3.79
Class R6***	HFQRX	-0.54	4.04	6.40	3.82
With sales charge
Class A		-6.74%	1.67%	4.84%	2.96%
Class C		-1.76	2.92	5.27	2.81
Index
MSCI World Index		0.13%	7.19%	8.52%	4.54%
MSCI World High Dividend Yield Index		5.81	6.56	8.52	4.18

* Average annual return

** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for periods prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of investments. Class I shares are not subject to a front-end sales charge or a distribution fee.

*** Class R6 shares commenced operations on November 30, 2015. The performance for Class R6 shares for periods prior to November 30, 2015 is based on the performance of Class I shares. Performance for Class R6 shares would be similar because the shares are invested in the same portfolio of investments, and like Class I shares, Class R6 shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles ("GAAP")-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, C, I and R6 shares are 1.19%, 1.96%, 0.96% and 0.89% (estimated), respectively. As stated in the Statement of Additional Information (SAI), the Fund's adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.15% of the Fund's average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers during those periods, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World High Dividend Yield Index aims to objectively reflect the high dividend yield opportunity set within the MSCI World Index. The Fund is professionally managed while the Indices are unmanaged and not available for investment and do not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary
Global Technology Fund
It was a volatile period for the technology market which initially underperformed during the third quarter of 2015 as international equity market sell-offs, which began in China, spread globally. The final quarter of the year saw international equity markets bounce back; central banks dominated the news flow as the European Central Bank extended their quantitative easing program and the Federal Reserve hiked interest rates for the first time this cycle. Technology outperformed the broader market against this backdrop. The start of 2016 saw heightened volatility and fears of a macro slowdown which led the technology market lower. The second quarter of 2016 saw international equity markets finishing down after the UK's vote to leave the European Union ("Brexit") in late June prompted a sell off. Technology underperformed the wider market against this backdrop.
For the year ended July 31, 2016, the Fund returned 2.03% (Class A at NAV) versus the benchmark, the MSCI AC World IT Index, which posted a return of 8.66%. This was a weaker period for technology funds with the Morningstar Technology category average also underperforming the index. The technology hardware storage & peripherals sector contributed positively to performance, while semiconductors and IT services were the main detractors. At the stock level, among the main detractors were Microsoft, Vipshop Holdings and Web.com. Apple (on a relative basis), Amazon and Activision Blizzard were among the positives.

Top 10 long-term holdings*
(at July 31, 2016)
As a percentage
Security	of net assets
Facebook, Inc., Class A	7.3%
Apple, Inc.	6.3
Alphabet, Inc. Class A	5.6
Alphabet, Inc. Class C	5.4
Visa, Inc., A Shares	4.4
Samsung Electronics Co., Ltd.	4.3
Tencent Holdings, Ltd.	3.7
Cisco Systems, Inc.	3.7
Broadcom, Ltd.	3.2
MasterCard, Inc., Class A	3.0
Notable activity over the latter part of 2015 included the sale of Oracle and switch into Adobe. We increased our holding in Facebook given its dominant position in internet advertising and sold Netflix as we believed the valuation had gotten excessive following a strong run. We also reduced more macro-sensitive names such as Cisco, HP Enterprise and Ciena. We actively reduced our higher beta positions, increased our cash position and tried to position the portfolio more defensively. The start of 2016 began with significant market volatility and we used this to opportunistically buy strong franchises at relatively attractive prices. For example, we initiated a new position in PayPal given the company's exposure to paperless payments, its strong platform and reasonably attractive valuation. We also added to other names such as Electronic Arts, Qualcomm and Alphabet over the period. The second quarter of 2016 included the purchase of a stake in Alibaba given its dominant franchise in Chinese e-commerce and relatively attractive valuation. We reduced Microsoft following the acquisition of LinkedIn, a deal where we questioned the rationale.
The long term drivers of technology remain intact, as it continues to take share versus the old economy, driven by demographics and innovation. The relative valuation of the sector is attractive, especially given the balance sheet strength. The headwinds from a strengthening dollar in 2015 are now abating, which should benefit the sector, although some currency volatility is expected post-Brexit. However, the sector faces significant secular changes in enterprise demand, due to a move toward cloud infrastructure, coupled with the maturation of the personal computer and smartphone markets. This may result in moderating outperformance by the sector. We continue to focus "bottom up" on powerful secular themes and growth at a reasonable price.
* For further detail about these holdings, please refer to the section entitled "Portfolios of investments." Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary
Global Technology Fund

Total returns as of July 31, 2016						Since
	NASDAQ	One	Three	Five	Ten	inception
At NAV	symbol	year	years*	years*	years*	(8/31/2001)*
Class A	HFGAX	2.03%	9.69%	8.32%	9.83%	8.48%
Class C	HFGCX	1.23	8.85	7.49	8.99	7.68
Class I**	HFGIX	2.27	9.95	8.60	10.03	8.62
Class R6***	HFGRX	2.53	10.04	8.65	10.06	8.64
With sales charge
Class A		-3.82%	7.54%	7.05%	9.18%	8.05%
Class C		1.23	8.85	7.49	8.99	7.68
Index
MSCI AC World IT Index		8.66%	14.63%	12.65%	9.23%	6.47%
S&P 500		5.61	11.16	13.38	7.75	6.60

* Average annual return.

** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for the periods prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of investments. Class I shares are not subject to a front-end sales charge or a distribution fee.

*** Class R6 shares commenced operations on November 30, 2015. The performance for Class R6 shares for periods prior to November 30, 2015 is based on the performance of Class I shares. Performance for Class R6 shares would be similar because the shares are invested in the same portfolio of investments, and like Class I shares, Class R6 shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles ("GAAP")-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, C, I and R6 shares are 1.35%, 2.13%, 1.12% and 1.04% (estimated), respectively. As stated in the Statement of Additional Information (SAI), the Fund's adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.75% of the Fund's average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index and an industry focused index. The MSCI AC World IT Index is a free float adjusted market capitalization weighted index designed to measure the equity market performance of the Information Technology stocks within the MSCI AC World Index. The S&P 500 Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Fund is professionally managed while the Indices are unmanaged and not available for investment and do not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary
High Yield Opportunities Fund
Declining global government bond yields continue to force investors further out on the credit risk spectrum in the search for income. The US high yield market suffered steep declines over the reporting period driven by unclear Federal Reserve expectations, languishing commodity prices, persistent retail outflows and emerging markets growth concerns. For most of the period higher quality rated bonds (double-B) outperformed lower quality rated bonds (triple-C) and both energy and metals/mining were the worst performing sectors. The energy sector now represents over 26% of the emerging market high yield segment as compared to 14% for US high yield and only 5% for European high yield. By region, European high yield outperformed US high yield and emerging market high yield over the reporting period.
Throughout 2016, retail fund flows were negative and new bond issuance fell below last year's amount. Over the same period, approximately 73% of all defaults and distressed debt exchanges occurred in the energy and metals/mining (mostly coal) sectors; excluding the energy and metals and mining (mostly coal) sectors, the trailing 12-month default rate was only 0.56%.
For the year ended July 31, 2016, the Fund returned 4.63% (Class A at NAV) versus the benchmark, Bank of America Merrill Lynch US High Yield Master II Constrained Index, which posted a return of 4.95%.

Top 10 long-term holdings*
(at July 31, 2016)
As a percentage
Security/Issuer	of net assets
Prime Security Services Borrower LLC	2.4%
Herc Rentals, Inc.	1.8
Frontier Communications Corp.	1.7
BWAY Holding Co.	1.5
Popular, Inc.	1.5
Intelsat Jackson Holdings S.A.	1.5
Sunoco LP/Sunoco Finance Corp.	1.5
Signode Industrial Group Lux S.A.	1.4
Hot Topic, Inc.	1.4
Argos Merger Sub, Inc.	1.4
Over the period, the Fund benefitted from maintaining a higher quality bias within the lower rating tiers. While an underweight allocation to double-B rated bonds was maintained, the Fund outperformed on strong credit selection, an allocation to loans and an underweight stance in the energy sector. While the Fund incurred some losses in the energy sector, it benefitted from a higher quality bias in this space. The Fund's best sector and company contributors were in defensive industries like healthcare and media, while the worst detractors were almost exclusively in the energy and metals/mining segments.
The Fund is now positioned closer to the benchmark as far as credit risk (as measured by yield) and in line as far as weighted average credit rating. Within the energy sector, we decreased our underweight position during the second quarter of 2016 and have focused on higher quality exploration & production companies as well as midstream companies. We continue to be selective in the new issue market. We have made a conscious effort to add risk to the portfolio over the last three months but have found it difficult given the challenging secondary market liquidity and the higher quality bias of the new issue calendar.
Our energy outlook has improved given the fact that oil has moved from $25 to $50 per barrel (and recently back to $40); furthermore, most of the defaults and distressed exchanges that we expected to occur in the energy sector have taken place. We will look to move the portfolio more in line with the benchmark as far as yield and spread and rely on credit selection as the main driver of alpha over the next few months and quarters. Low global government bond yields continue to drive strong demand for high yield bonds and leveraged loans on both the retail and institutional side.
* For further detail about these holdings, please refer to the section entitled "Portfolios of investments." Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary
High Yield Opportunities Fund

Total returns as of July 31, 2016				Since
	NASDAQ	One	Three	inception
At NAV	symbol	year	year*	(4/30/2013)*
Class A	HYOAX	4.63%	5.41%	5.27%
Class C	HYOCX	3.88	4.58	4.47
Class I	HYOIX	4.76	5.60	5.49
Class R6**	HYORX	4.70	5.58	5.47
With sales charge
Class A		-0.31%	3.70%	3.70%
Class C		3.88	4.58	4.47
Index
BofAML US High Yield Master II Constrained Index		4.95%	4.41%	3.64%

* Average annual return.

** Class R6 shares commenced operations on November 30, 2015. The performance for Class R6 shares for periods prior to November 30, 2015 is based on the performance of Class I shares. Performance for Class R6 shares would be similar because the shares are invested in the same portfolio of investments, and like Class I shares, Class R6 shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund's relatively small asset base, performance may be impacted by portfolio turnover to a greater degree than it may be in the future. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 4.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles ("GAAP")-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, C, I and R6 shares are 1.24%, 1.86%, 1.01% and 1.01% (estimated), respectively. However, the Fund's adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.68% of the Fund's average daily net assets, which is in effect until July 31, 2020. Prior to March 31, 2016, this contractual expense limitation was set at 0.85%. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary
International Long/Short Equity Fund
During the third quarter of 2015, the heightened volatility which began in China, spread globally. After the surprise devaluation of the yuan by the Chinese central bank and fears over slowing economic growth in China, Asia Pacific markets and emerging markets tumbled. European markets followed suit, where price falls were particularly evident in Germany. International equity markets rebounded during the fourth quarter; central banks dominated the news flow as the European Central Bank extended their quantitative easing program while the Federal Reserve increased interest rates for the first time this cycle. The start of 2016 saw a sharp and indiscriminate sell-off with China once again the main area of concern, where authorities intervened with trading halts and liquidity injections, which further weakened the Chinese currency. A further slump in oil and other commodity prices raised fears of deflation. Both developed and emerging equity markets were caught up in the sell-off as investors grew increasingly concerned about the path of global economic growth. A strengthening US dollar compounded this decline for local investors. The second quarter was dominated by the UK's vote to leave the European Union (EU) in late June, ushering in a period of prolonged uncertainty as the

Top 5 "Long" Holdings (including equity swaps)*
(at July 31, 2016)
As a percentage
Security	of net assets
Teva Pharmaceutical Industries, Ltd., ADR	3.5%
Dufry AG	3.1
Auto Trader Group plc	2.5
Inmarsat plc	2.5
DJI Holdings plc	2.5

Top 5 "Short" Holdings (including equity swaps)*
(at July 31, 2016)
As a percentage
Security	of net assets
SSE plc	(2.1)%
Airbus Group NV	(1.4)
Mitie Group plc	(1.2)
Carillion plc	(1.2)
Fenner plc	(1.1)

market waits to see how the UK manages the fallout from the referendum and also how the relationship between the UK and the EU will manifest itself.
For the year ended July 31, 2016, the Fund returned (4.59)% (class A at NAV) versus the benchmark, MSCI EAFE Index (USD Hedged), which posted a return of (8.29)%. Performance was driven by the short books of each of the geographic strategies, with the Japan and UK strategies' short books performing well. In particular, the UK strategy's short position in Avanti Communications was a strong contributor, as was the Japan strategy's short position in Sumitomo Chemical. Weaker performance was mainly derived from the long books of the Fund with the Europe and Japan strategies suffering the most from the volatility. Long positions in Volkswagen, Sumitomo Mitsui Financial Group and Nokia were notable detractors.
Notable activity during the latter part of 2015 saw the UK strategy exit short positions in Genus and Qinetiq and its long position in Thomas Cook. The Asia strategy closed out a short position in Prada and exited its long position in Dongfeng Motor Group. During the first quarter of 2016, the Europe strategy added positions in British asset manager Aberdeen and Barclays Bank after both fell foul of market sell-offs. The Japan strategy exited long positions in robotics and automation firm Fanuc and telecoms company NTT DoCoMo, adding positions in Mitsui Fudosan, the property developer, and GLP J-REIT, a logistics properties real estate investment trust. The Asia strategy sold its long position in Cheung Kong Property, a Hong Kong-listed property developer.
The UK's vote to leave the EU places an additional layer of uncertainty on markets. However, we believe this is a political crisis and not an economic one. While volatility may continue, we continue to believe that international equities, sitting lower in the cycle relative to their US counterparts, offer value.
* For further detail about these holdings, please refer to the section entitled "Portfolios of investments." Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary
International Long/Short Equity Fund

Total returns as of July 31, 2016			Since
	NASDAQ	One	inception
At NAV	symbol	year	(12/9/2014)*
Class A	HLNAX	-4.59%	-1.23%
Class C	HLNCX	-5.39	-2.03
Class I	HLNIX	-4.27	-0.97
Class R6**	HLNRX	-4.26	-0.96
With sales charge
Class A		-10.11%	-4.73%
Class C		-5.39	-2.03
Index
MSCI EAFE Index (USD Hedged)		-8.29%	1.86%
* Average annual return.
** Class R6 shares commenced operations on November 30, 2015. The performance for Class R6 shares for periods prior to November 30, 2015 is based on the performance of Class I shares. Performance for Class R6 shares would be similar because the shares are invested in the same portfolio of investments, and like Class I shares, Class R6 shares are not subject to a front-end sales charge or a distribution fee.
Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund's relatively small asset base, performance may be impacted by portfolio turnover to a greater degree than it may be in the future. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%.Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles ("GAAP")-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, C, I and R6 shares excluding dividends and interest expenses on securities sold short are 7.97%, 8.71%, 7.68% and 7.67% (estimated), respectively. However, the Fund's adviser has agreed to contractually waive its management fee and, if necessary, reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies and dividends and interest expense on securities sold short) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.50% of the Fund's average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.henderson.com.
Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.
The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI EAFE Index (USD Hedged) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the US and Canada and excluding the effect of currency translations. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary
International Opportunities Fund
During the third quarter of 2015, the heightened volatility which began in China, spread globally. After the surprise devaluation of the yuan by the Chinese central bank and fears over slowing economic growth in China, Asia Pacific markets and emerging markets tumbled. European markets followed suit, where price falls were particularly evident in Germany.International equity markets rebounded during the final quarter; central banks dominated the news flow as the European Central Bank extended their quantitative easing program while the Federal Reserve increased interest rates for the first time this cycle. The start of 2016 saw a sharp and indiscriminate sell-off with China once again the main area of concern, where authorities intervened with trading halts and liquidity injections, which further weakened the Chinese currency. A further slump in oil and other commodity prices raised fears of deflation. Both developed and emerging equity markets were caught up in the sell-off as investors grew increasingly concerned about the path of global economic growth. A strengthening US dollar compounded this decline for local investors. The second quarter was dominated by the UK's vote to leave the European Union (EU) in late June, ushering in a period of prolonged uncertainty as the market waits to see how the UK manages the fallout from the referendum and also how the relationship between the UK and the EU will manifest itself.
For the year ended July 31, 2016, the Fund returned (7.15)% (Class A at NAV) versus the benchmark, MSCI EAFE Index, which posted a return of (7.07)%. The Europe-2, Emerging Markets and Asia Pacific

Top 10 long-term holdings*
(at July 31, 2016)
As a percentage
Security	of net assets
Teva Pharmaceutical Industries, Ltd., ADR	3.4%
Nokia Oyj	3.2
Renault S.A.	2.9
Royal Dutch Shell plc, B Shares	2.9
Continental AG	2.8
SAP SE	2.7
Sodexo	2.7
ARM Holdings plc	2.6
Deutsche Post AG	2.6
Amadeus IT Holding S.A., A Shares	2.6
sub-portfolios all outperformed on a relative basis, while the Europe-1, Japan and Global Growth sub-portfolios underperformed.
The Fund's sub-portfolio structure was altered during the period, with the Latin America sub-portfolio broadening to become an Emerging Markets sub-portfolio in order to strengthen the investment potential of the Fund. The allocation of the Fund was also altered during the first quarter of 2016 by adding to the Emerging Markets, Asia Pacific and Global Growth sub-portfolios, and shifting allocations away from the Europe-2 and Japan sub-portfolios.
Towards the end of 2015, the Fund placed a partial hedge on the euro to protect against any adverse moves against the US dollar, which was subsequently closed in the early part of 2016. A yen hedge has been maintained throughout the period as an insurance against possible future moves by the Bank of Japan. The Fund introduced a British pound sterling hedge in July. There are material risks of a lower sterling; with markets potentially showing a lot of sensitivity to central bank commentary, data releases, political crises and news flow regarding the timeline on when negotiations for the UK's exit from the EU may begin, we believed that some protection was warranted.
Another layer of uncertainty is placed on markets with the UK's vote to leave the EU. We believe while this is a political crisis, it is not an economic one. We continue to believe that international equities, sitting lower in the cycle relative to their US counterparts, continue to offer value despite the probability of ongoing volatility.
* For further detail about these holdings, please refer to the section entitled "Portfolios of investments." Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary
International Opportunities Fund

Total returns as of July 31, 2016						Since
	NASDAQ	One	Three	Five	Ten	inception
At NAV	symbol	year	years*	years*	years*	(8/31/2001)*
Class A	HFOAX	-7.15%	3.96%	4.46%	3.98%	8.59%
Class C	HFOCX	-7.88	3.16	3.65	3.18	7.78
Class I**	HFOIX	-6.91	4.24	4.75	4.19	8.74
Class R***	HFORX	-7.41	3.68	4.12	3.69	8.30
Class R6****	HFOSX	-6.75	4.30	4.79	4.20	8.75
Class IF*****	HFITX	-6.64	4.15	4.58	4.03	8.63
With sales charge
Class A		-12.48%	1.93%	3.23%	3.36%	8.16%
Class C		-7.88	3.16	3.65	3.18	7.78
Index
MSCI EAFE Index		-7.07%	2.45%	3.49%	2.46%	5.45%
* Average annual return.
** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for periods prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of investments. Class I shares are not subject to a front-end sales charge or a distribution fee.
*** Class R shares commenced operations on September 30, 2005. The performance for Class R shares for periods prior to September 30, 2005 is based on the performance of Class A shares, adjusted for the higher expenses applicable to R shares. Performance for Class R shares would be similar because the shares are invested in the same portfolio of investments. Class R shares are not subject to a front-end sales charge but are subject to a distribution fee of 0.50%.
**** Class R6 shares commenced operations on November 30, 2015. The performance for Class R6 shares for periods prior to November 30, 2015 is based on the performance of Class I shares. Performance for Class R6 shares would be similar because the shares are invested in the same portfolio of investments, and like Class I shares, Class R6 shares are not subject to a front-end sales charge or a distribution fee.
***** Class IF shares commenced operations on March 31, 2016. The performance for Class IF shares for periods prior to March 31, 2016 is based on the performance of Class A shares. Performance for Class IF shares would be similar because the shares are invested in the same portfolio of investments. Class IF shares are not subject to a front-end sales charge but are subject to a distribution fee of 0.05%.
Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Class R shares have no front-end sales charge or CDSC. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles ("GAAP")-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, C, R, I, R6 and IF shares are 1.37%, 2.14%, 1.64%, 1.11%, 1.03% (estimated), and 1.06% (estimated), respectively. As stated in the Statement of Additional Information (SAI), the Fund's adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.75% of the Fund's average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.henderson.com.
Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.
The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary
International Select Equity Fund
Global equity markets declined over the period, driven by uncertain economic growth. Markets oscillated between: believing that central banks can boost economic growth; fearing the return to normalization for monetary policy remains a distant hope; and believing that central banks are running out of ammunition. Despite the US raising interest rates for the first time in a decade, tightening has been postponed as US and global economic data has weakened. Concurrently, global earnings have been downgraded across many sectors. Geopolitical risk has also increased materially: from terrorist attacks and the migrant crisis in Europe, to the UK's recent decision to leave the European Union (EU) ("Brexit") and the upcoming US elections. In Japan, the central bank's purchase of exchange traded funds is accelerating; it's projected to be the largest shareholder of a quarter of the constituents of the Nikkei 225 Index by 2017. In this environment, Japanese equities proved a relative safe haven, helped by currency strength. Europe suffered from Brexit and Asian equities were dragged lower by Chinese macroeconomic concerns. By sector, defensive consumer staples and IT stocks performed well, while financials and consumer discretionary underperformed.
For the year ended July 31, 2016, the Fund returned (9.11)% (Class A at NAV) versus the benchmark, MSCI EAFE Index, which posted a return of (7.07)%. The Fund underperformed its benchmark as the strengthening US dollar weighed on returns.
In addition to currency fluctuations, Brexit was detrimental to European holdings, as markets largely expected the opposite outcome. UK free-to-air broadcaster ITV plunged nearly 17% the day after the vote on concerns that UK advertising spend would collapse post-Brexit. We had already reduced the

Top 10 long-term holdings*
(at July 31, 2016)
As a percentage
Security	of net assets
KBC Groep N.V.	3.6%
Tokio Marine Holdings, Inc.	3.4
SAP SE	3.3
Rentokil Initial plc	3.2
Coca-Cola HBC AG	3.1
Teva Pharmaceutical Industries, Ltd., ADR	3.1
ASML Holding N.V.	3.1
Shinhan Financial Group Co., Ltd.	3.1
Nokia Oyj	3.0
Julius Baer Group, Ltd.	3.0
position as our investment thesis had largely played out, and subsequently sold the position. By sector, financials across Europe have performed poorly, as interest rates seem to be staying lower for longer. Negative sentiment towards banks increased when the European Central Bank introduced a negative interest rate policy to encourage lending. Belgian bank KBC, one of the more defensive European banks, was not immune from the industry-wide sell-off. However, we expect the bank to start paying a dividend in the medium term, which should act as a tailwind for the shares. In Italy, concerns over the capital position of Italian banks and their potential need to raise capital led to the position in UniCredit being the weakest performer. After concluding that investors might force a capital raise we decided to sell the position.
There were, however, some positive stock specific stories in Europe. Shares in Dutch semiconductor equipment manufacturer ASML were strong, as the firm reported that orders are starting to be placed in a key growth area: Extreme Ultraviolet Lithography systems. The system can produce smaller, faster chips, with a greater capacity. In the UK, pest-control business Rentokil continued to see acceleration in organic growth. Further offsetting poor performance was stock selection in Japan across a variety of sectors. The pharmacy chain Tsuruha added the most to returns as it continued to report earnings ahead of consensus, receiving further upgrades from store launches and the prospect of additional acquisitions. Insurer Tokio Marine has benefitted from continued revenue growth in its domestic non-life business, a low, stable combined ratio and profitable organic growth. The shares rallied in July as the Bank of Japan left interest rates unchanged given fears over the potential for deeper negative interest rates.
During the period we added to higher growth (SAP, Yandex), energy (Galp Energia), emerging market-exposed consumer (Coca-Cola HBC, Ontex) and defensive consumer staples (Ahold Delhaize). Portfolio sales mainly reduced economically-sensitive financials and industrials. We believe these trades better position the Fund for a continued low-growth, low interest rate environment, but one where equities, notwithstanding an exogenous shock, could grind higher as there are few alternatives for investors. We remain wary of potential slowing growth while the UK negotiates its exit from the EU, and that equities, on a standalone basis, are reasonably expensive.
* For further detail about these holdings, please refer to the section entitled "Portfolios of investments." Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary
International Select Equity Fund

Total returns as of July 31, 2016			Since
	NASDAQ	One	inception
At NAV	symbol	year	(9/30/2014)*
Class A	HSQAX	-9.11%	-1.16%
Class C	HSQCX	-9.83	-1.93
Class I	HSQIX	-8.99	-0.99
Class R6**	HSQRX	-8.76	-0.85
With sales charge
Class A		-14.36%	-4.30%
Class C		-9.83	-1.93
Index
MSCI EAFE Index		-7.07%	-1.77%

* Average annual return.
** Class R6 shares commenced operations on November 30, 2015. The performance for Class R6 shares for periods prior to November 30, 2015 is based on the performance of Class I shares. Performance for Class R6 shares would be similar because the shares are invested in the same portfolio of investments, and like Class I shares, Class R6 shares are not subject to a front-end sales charge or a distribution fee.
Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund's relatively small asset base, performance may be impacted by portfolio turnover to a greater degree than it may be in the future. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles ("GAAP")-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, C, I and R6 shares are 4.16%, 5.09%, 3.98% and 3.98% (estimated), respectively. However, the Fund's adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.89% of the Fund's average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.henderson.com.
Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.
The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

Strategic Income Fund
Many of the themes from the prior year still hold true for this year's missive. Starting with developed government bond markets, performance remained strong driven by yield curve flattening as investors priced in the low growth, low inflation environment that characterizes today's global economy. The Federal Reserve's attempt to raise interest rates was underwhelming with just one rate hike to date, while in contrast, the Bank of England which had previously also talked up the chances of a rate hike, has cut rates in response to slowing growth. Perhaps the dominant force in bond markets in recent times has been the effect of the dramatic collapse in longer dated Japanese government bond yields driven by exceptional levels of bond buying by the Bank of Japan and an unexpected move to negative interest rates.
In contrast, corporate bond markets experienced considerable volatility over the course of the year. In the US, energy exposure in the high yield market drove a mini-default cycle that proved the source of this volatility. In addition, record numbers of investment grade bond issuance from companies looking to buy back shares or make acquisitions saturated the US investment grade market at points during the year. In Europe, default rates remained at exceptionally low levels and issuance of debt from European companies was far more muted. This provided for a better fundamental backdrop for European credit markets despite the considerable headline risk emanating from the UK's vote to leave the European Union and concerns about the profitability of European banks. The real game changer for European bond markets proved to be the unexpected announcement by the European

Top 10 long-term holdings*
(at July 31, 2016)
As a percentage
Security/Issuer	of net assets
United Kingdom Gilt	4.1%
Deutsche Telekom International
Finance B.V.	2.4
Ardagh Packaging Finance plc	2.1
Anheuser-Busch InBev S.A.	2.0
Orange S.A.	1.8
BNP Paribas S.A.	1.6
UBS Group A.G.	1.5
Imperial Brands Finance plc	1.5
AXA S.A.	1.4
Philip Morris International, Inc.	1.4
Central Bank in March that it would buy certain eligible investment grade corporate bonds. The effect of this announcement was to drive a substantial and continued rally in these bonds.
For the year ended July 31, 2016, the Fund returned 5.46% (Class A at NAV) versus the benchmark, 3-month LIBOR (USD), which posted a return of 0.43%. Contribution across all bond asset classes was positive reflecting the overall strength of fixed income markets. The Fund benefited from our decision to increase duration over the year. We did this by tactically adding longer dated government bond exposure at certain points as well making the decision to structurally increase the exposure to longer dated investment grade bonds. Bond selection was solid with no notable underperformers to report and no defaults. In large part this reflected a style bias that shies away from troubled cyclical sectors such as commodities. The allocation to European financials (UK insurers, UK and European banks) did add volatility to the Fund, particularly during the February 2016 sell-off but no lasting damage was done as these holdings recovered strongly towards the end of the period as systemic fears calmed. In addition, the theme of legacy banking bonds being bought back by the banks themselves continued and we would highlight the example of Barclays making a particularly attractive offer for the Fund's holding in its 6.86% coupon bond at $1.1575 on the dollar which we chose to accept.
A number of macroeconomic trends continue to drive the construction of the Fund. Firstly, the global backdrop remains one of low growth and low inflation with the recent pronounced slowdown across emerging markets only exacerbating these trends. As a result we remain constructive on most government bond markets and view any rate hikes in the US and UK as more of a token policy adjustment than a rate hiking cycle to be feared. Our approach to corporate bonds in this environment is to focus on income return and to exercise caution by lending to large non-cyclical high yield rated businesses. In the last year we have generated a considerable portion of the Fund's return from capital by extending the duration of the Fund. This has worked well but at current valuations we are debating the merits of a move back to higher yielding areas and shorter maturity areas of the bond market. A 5% additional allocation to floating rate loans in July 2016 was one such small move in that direction.
* For further detail about these holdings, please refer to the section entitled "Portfolios of investments." Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary

Strategic Income Fund

Total returns as of July 31, 2016						Since
	NASDAQ	One	Three	Five	Ten	inception
At NAV	symbol	year	years*	years*	years*	(9/30/2003)*
Class A	HFAAX	5.46%	5.57%	5.21%	4.15%	5.35%
Class C	HFACX	4.70	4.76	4.39	3.33	4.53
Class I**	HFAIX	5.70	5.80	5.44	4.27	5.45
Class R6***	HFARX	5.73	5.81	5.45	4.28	5.45
With sales charge
Class A		0.49%	3.85%	4.20%	3.64%	4.95%
Class C		4.70	4.76	4.39	3.33	4.53
Index
3-month LIBOR (USD)		0.43%	0.31%	0.34%	1.48%	1.74%
Barclays Global Agg Credit
USD Hedged		7.41	5.35	5.13	5.42	5.00

* Average annual return.

** Class I shares commenced operations on April 29, 2011. The performance for Class I shares for periods prior to April 29, 2011 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of investments. Class I shares are not subject to a front-end sales charge or a distribution fee.

*** Class R6 shares commenced operations on November 30, 2015. The performance for Class R6 shares for periods prior to November 30, 2015 is based on the performance of Class I shares. Performance for Class R6 shares would be similar because the shares are invested in the same portfolio of investments, and like Class I shares, Class R6 shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 4.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles ("GAAP")-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, C, I and R6 shares are 1.17%, 1.94%, 0.94% and 0.86% (estimated), respectively. However, the Fund's adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.85% of the Fund's average daily net assets, which will remain in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The Barclays Capital Global Aggregate Credit (USD) Hedged Index is a broad-based measure of the global investment-grade and high yield fixed-rate markets. 3-Month LIBOR (London Interbank Offered Rate) (USD) is the interest rate participating banks offer to other banks for loans on the London market. The Fund is professionally managed while the Indices are unmanaged and not available for investment and do not include fees, expenses or other costs. Results in the table and graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary
Unconstrained Bond Fund
The last few years have been characterized by unprecedented events, policy measures and market movements and this year was no different. Developed market central bank policies diverged materially with the US Federal Reserve eventually raising interest rates in December while the European Central Bank (ECB) announced further easing measures, including cutting its deposit rate further into negative territory. The Bank of Japan joined the ECB in moving official interest rates below zero. Substantial proportions of government bonds in both Europe and Japan now trade with a negative yield, guaranteeing investors a loss if they hold the issues to their maturity. Late in the period, financial markets were affected by the outcome of the UK referendum to leave the European Union (EU), with a narrow margin in favor of "Leave". Against this background, returns from government bond markets have been very strong with investment grade corporates benefitting from the government bond tailwind, albeit underperforming. Sub-investment grade (high yield) corporate bonds have been volatile, especially in the US where the vulnerability of energy companies to the collapsing oil price undermined returns. Emerging markets also saw volatility with political turmoil in Brazil and slowing Chinese economic activity. Inflation continues to be absent from most developed markets, as previous sharp falls in commodity prices and lackluster growth continue to exert a downward pressure on prices.
For the year ended July 31, 2016, the Fund returned 1.35% (Class A at NAV) versus the benchmark, 3-month LIBOR (USD), which posted a return of

Top 10 long-term holdings*
(at July 31, 2016)
As a percentage
Security/Issuer	of net assets
United States Treasury Inflation Indexed Bonds	9.2%
Italy Buoni Poliennali Del Tesoro	6.7
Japan Treasury Discount Bill	4.5
Spain Government Bond	3.1
British Telecommunications plc	1.2
Discover Card Execution Note Trust	1.0
Barclays Dryrock Issuance Trust	1.0
Business Mortgage Finance 3 plc	1.0
German Residential Funding plc	1.0
Eurosail 2006-1 plc	1.0
0.43%. Holdings in corporate bonds and inflation-linked Treasuries were the main positive drivers. While the interest rate sensitivity of the Fund was increased towards the end of the period, the Fund did not benefit significantly from the fall in longer maturity government bond yields which boosted broad market returns.
Government bond exposure was held at low levels during the period with holdings focused on inflation-linked debt issued by the Italian and US governments, plus some exposure to fixed rate Mexican bonds. The former two delivered positive returns. Mexican debt however was affected by the broad based sell-off in emerging markets that also impacted high quality issuers such as Mexico. Overall interest rate risk (duration) of the Fund started the period at relatively low levels but was increased during 2016 so that by period end it was around four years.
Corporate bond exposures (both investment grade and high yield) provided the bulk of the Fund returns. Over the period, high yield holdings were biased towards Europe, given our concerns regarding the energy sector that is heavily represented in the US high yield market and the ongoing hunt for yield in Europe as a result of the ECB's quantitative easing and negative interest rate policy. This proved successful for most of the year, but detracted in the second half of the period. The allocation to floating rate asset-backed securities and currency both had little impact on performance overall.
Risk management strategies applied to reduce the interest rate sensitivity of the Fund detracted from returns overall. We removed the interest rate hedge held against investment grade corporate bond holdings in early 2016, which resulted in an increase in the duration (interest rate sensitivity) of the Fund.
Overall, the market reaction since the UK's referendum to leave the EU has been more positive than expected. Unconventional central bank policy continues to dominate and support the "grab for yield", despite a number of macro risks. In today's low yield environment, credit markets provide an opportunity to lock in higher income streams, but we expect volatility to remain elevated given the maturity of the cycle and the fragile macro environment. As a result, we retain a more defensive bias.
* For further detail about these holdings, please refer to the section entitled "Portfolios of investments." Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary

Unconstrained Bond Fund

Total returns as of July 31, 2016			Since
	NASDAQ	One	inception
At NAV	symbol	year	(12/20/2013)*
Class A	HUNAX	1.35%	1.10%
Class C	HUNCX	0.64	0.33
Class I	HUNIX	1.60	1.31
Class R6**	HUNRX	1.61	1.32
With sales charge
Class A		-3.42%	-0.77%
Class C		0.64	0.33
Index
3-month LIBOR (USD)		0.43%	0.31%
Barclays Multiverse Index		9.37	2.56

* Average annual return

** Class R6 shares commenced operations on November 30, 2015. The performance for Class R6 shares for periods prior to November 30, 2015 is based on the performance of Class I shares. Performance for Class R6 shares would be similar because the shares are invested in the same portfolio of investments, and like Class I shares, Class R6 shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 4.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles ("GAAP")-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, C, I and R6 shares are 2.05%, 2.80%, 1.79% and 1.79% (estimated), respectively. However, the Fund's adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.90% of the Fund's average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The Barclays Multiverse Index is a broad-based measure of the global fixed-income bond market. The index captures investment grade and high yield securities in all eligible currencies. 3-Month LIBOR (London Interbank Offered Rate) (USD) is the interest rate participating banks offer to other banks for loans on the London market. The Fund is professionally managed while the Indices are unmanaged and not available for investment and do not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary
US Growth Opportunities Fund
During the year, US equity markets performed relatively well with value-biased equities slightly outperforming growth-biased equities and large cap growth companies outperforming small cap growth companies. The divergence in performance of large cap to small cap was largely due to the underperformance in the biotechnology sector, which is an important component of the small cap index, as well as the underperformance of small and mid cap consumer discretionary companies. Further, over the period, low quality companies (rated B or worse as defined by S&P) outperformed high quality companies (rated B+ or better).
For the year ended July 31, 2016, the Fund returned (0.45)% (Class A at NAV) versus the benchmark, Russell 3000 Growth Index, which posted a return of 3.57%. The underperformance was the result of low quality headwinds and the Fund's structural bias towards growth companies. The Fund may invest in equities across the market cap spectrum and currently has been overweight small and mid cap equities relative to the benchmark; this overweight allocation contributed negatively to performance. Outperformance of companies that paid a dividend also weighed on performance as the Fund favors companies with high growth rates, regardless of yield. During the first half of 2016, the outperformance of high yield stocks accelerated with telecommunications and real estate investment trusts significantly outperforming, to which the Fund has little to no exposure.
Stock selection in consumer discretionary and consumer staples were the greatest detractors to performance; specifically Walgreens Boots Alliance,

Top 10 long-term holdings*
(at July 31, 2016)
As a percentage
Security	of net assets
Fiserv, Inc.	4.0%
The TJX Companies, Inc.	3.8
The JM Smucker Co.	3.8
Starbucks Corp.	3.6
Costco Wholesale Corp.	3.5
Henry Schein, Inc.	3.4
Intuit, Inc.	3.2
Tractor Supply Co.	3.2
Microchip Technology, Inc.	3.1
Adobe Systems, Inc.	3.1
Under Armour and VF Corp. Walgreens was in line with the broader drug and grocery store industry, and the company continues to execute on its long-term strategy. The broader relative underperformance within consumer staples was the result of not owning companies in the beverage and tobacco sectors, which increased 13% and 25%, respectively. Weakness in consumer discretionary was primarily focused on the apparel industry, which had experienced increased pressure over the past year as retailers, specifically department stores, had trouble adapting to changing spending habits. Contributing to positive performance was stock selection in the health care and materials & processing sectors. Within health care, performance was led by Cantel Medical and Henry Schein, which both benefitted from their stable growth rates within the sector.
Looking out over the remainder of the year it's impossible to prognosticate what will happen to markets. With the US Presidential election, uncertainty at the Federal Reserve (Fed) and the still developing "Brexit" situation (the UK's decision to leave the European Union (EU)) unfolding, investors should expect greater volatility. As it relates to Brexit, the process of negotiation between the UK and EU will most likely take years. The impact on global gross domestic product (GDP) growth should be modest, but as the situation is still very fluid, it's difficult to forecast the true impact with any certainty. Here in the US we are largely isolated from a slowdown in UK growth but the possibility of a meaningful slowdown in continental Europe could have broader implications. US economic data continues to confuse investors as GDP growth remains disappointing but employment figures surprise to the upside, leaving investors unsure of the Fed's next move. The Fund's strategy is geared towards domestic growth in the US and has been typically less exposed to a slowdown in Europe. The high quality nature of our companies, specifically companies with recurring revenue, earnings visibility and high organic growth rates, are what we believe to be the types of companies that investors should have exposure to in this environment of uncertainty and slow global growth.
* For further detail about these holdings, please refer to the section entitled "Portfolios of investments." Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary
US Growth Opportunities Fund

Total returns as of July 31, 2016			Since
	NASDAQ	One	inception
At NAV	symbol	year	(12/18/2014)*
Class A	HGRAX	-0.45%	6.89%
Class C	HGRCX	-1.17	6.12
Class I	HGRIX	-0.18	7.19
Class R6**	HGRRX	0.45	7.61
With sales charge
Class A		-6.15%	3.06%
Class C		-1.17	6.12
Index
Russell 3000 Growth Index		3.57%	6.89%
* Average annual return
** Class R6 shares commenced operations on November 30, 2015. The performance for Class R6 shares for periods prior to November 30, 2015 is based on the performance of Class I shares. Performance for Class R6 shares would be similar because the shares are invested in the same portfolio of investments, and like Class I shares, Class R6 shares are not subject to a front-end sales charge or a distribution fee.
Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund's relatively small asset base, performance may be impacted by portfolio turnover to a greater degree than it may be in the future. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles ("GAAP")-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, C, I and R6 shares are 3.22%, 4.65%, 3.40% and 3.40% (estimated), respectively. However, the Fund's adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.95% of the Fund's average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.henderson.com.
Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.
The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The Russell 3000 Growth Index comprises companies that display signs of above average growth. The Index is used to provide a gauge of the performance of growth stocks in the US. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio of investments
All Asset Fund
July 31, 2016

		Value
Shares		(note 2)

Investment companies – 59.94%

	Alternatives – 12.06%
114,918	AQR Equity Market Neutral	$1,327,298
	Fund
158,315	AQR Managed Futures Strategy Fund	1,652,804
186,847	ASG Global Alternatives Fund *	1,814,280
142,051	Sprott Physical Gold Trust *	1,600,915
		6,395,297

	Equity – 23.20%
21,471	HarbourVest Global Private
	Equity Ltd *	261,994
216,229	Henderson Global Equity
	Income Fund (a)	1,578,473
32,947	ICG Enterprise Trust plc	258,134
41,389	iShares Core MSCI Emerging
	Markets ETF	1,819,874
31,415	iShares Edge MSCI Minimum
	Volatility EAFE ETF	2,130,251
29,566	iShares Edge MSCI Minimum
	Volatility Emerging Markets ETF	1,569,659
17,497	iShares Edge MSCI USA
	Momentum Factor ETF	1,372,640
20,455	iShares Edge MSCI USA
	Quality Factor ETF	1,391,145
16,354	iShares High Dividend ETF	1,353,293
27,005	NB Private Equity Partners Ltd	282,607
15,000	Pantheon International plc *	285,865
		12,303,935

	Fixed income – 24.68%
174,852	Henderson High Yield
	Opportunities Fund (a)	1,671,584
137,900	Henderson Strategic Income
	Fund (a)	1,285,225
258,996	Henderson Unconstrained
	Bond Fund (a)	2,374,991
13,216	iShares iBoxx Investment
	Grade Corporate Bond Fund	1,638,652
9,324	iShares JP Morgan USD
	Emerging Markets Bond Fund	1,083,355
20,641	iShares TIPS Bond ETF	2,412,933
9,217	PIMCO Enhanced Short
	Maturity ETF	933,406
72,639	PowerShares Senior Loan
	Portfolio	1,685,225
		13,085,371
	Total investment companies
	(Cost $31,034,448)	31,784,603

		Value
Shares		(note 2)

Partnerships – 3.81%
3,628	TIAA-CREF Asset Management
	Core Property Fund LP (b) (c)	$2,020,258
	Total partnerships
	(Cost $1,792,316)	2,020,258
	Total long term investments
	(Cost $32,826,764)	33,804,861

Short-term investment – 35.05%
18,588,047	Fidelity Investments Money
	Market Treasury Portfolio (d)	18,588,047

	Total short-term investment
	(Cost $18,588,047)	18,588,047

Total investments – 98.80%
	(Cost $51,414,811)	52,392,908
Financial Derivative Instruments (e)
(Cost or Premiums, net $0) – 1.11%		589,086
Net other assets and liabilities – 0.09%		46,328

Total net assets – 100.00%		$53,028,322

*	Non-income producing security
(a)	Affiliated holding, see note 4 to the financial statements for further information.
(b)	The security has been deemed illiquid by the Adviser according to the policies and procedures adopted by the Board of Trustees.
(c)	Fair valued at July 31, 2016 as determined in good faith using procedures approved by the Board of Trustees.
(d)	This short-term investment has been segregated for open futures contracts and forward foreign currency contracts at July 31, 2016.
(e)	Information with respect to financial derivative instruments is disclosed in the following tables.
ETF	Exchange-traded fund
See notes to financial statements

Portfolio of investments
All Asset Fund
 July 31, 2016 (continued)

(e) FINANCIAL DERIVATIVE INSTRUMENTS FUTURES CONTRACTS

				Unrealized appreciation/ (depreciation)

			Current
	Number of	Expiration	notional
	contracts	date	value	Asset	Liability
EURO STOXX 50 Index (Long)	60	9/16/16	$2,000,997	$132,848	$—
FTSE 100 Index (Long)	40	9/16/16	3,534,405	366,970	—
Nikkei 225 Index (Long)	8	9/8/16	1,302,298	—	(496)
US Treasury 10 Year Note (Long)	8	9/21/16	1,064,375	18,484	—
Total				$518,302	$(496)
During the year ended July 31, 2016, average monthly notional value related to futures contracts was approximately $10.0 million or 18.9% of ending net assets.
FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY-CLEARED SUMMARY
The following is a summary of the value of exchange-traded or centrally-cleared financial derivative instruments as of July 31, 2016:

	Unrealized Appreciation		Unrealized Depreciation

	Futures Contracts	Total	Futures Contracts	Total
Total Exchange-Traded or Centrally Cleared	$518,302	$518,302	$(496)	$(496)
OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS
FORWARD FOREIGN CURRENCY CONTRACTS

					Unrealized appreciation/ (depreciation)
			Local	Current
		Value	amount	notional
	Counterparty	date	(000's)	value	Asset	Liability
British Pound (Short)	BNP Paribas Securities Services	8/24/16	819	$1,084,580	$—	$(4,094)
Euro (Long)	BNP Paribas Securities Services	8/24/16	1,841	2,060,032	20,300	—
Japanese Yen (Long)	BNP Paribas Securities Services	8/24/16	154,727	1,517,511	55,074	—
Total					$75,374	$(4,094)
During the year ended July 31, 2016, average monthly notional value related to forward foreign currency contracts was approximately $7.5 million or 14.2% of ending net assets.
See notes to financial statements

Portfolio of investments
All Asset Fund
 July 31, 2016 (continued)
FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY
The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of July 31, 2016:

	Financial Derivative Assets		Financial Derivative Liabilities
	Unrealized		Unrealized
	Appreciation		Depreciation
	Forward		Forward
	Foreign	Total	Foreign	Total	Net Value	Collateral
	Currency	Over-the-	Currency	Over-the-	of OTC	(Received) /	Net
	Contracts	Counter	Contracts	Counter	Derivatives	Pledged	Exposure(1)
Amounts subject to a master netting or similar agreement:
BNP Paribas
Securities Services	$75,374	$75,374	$(4,094)	$(4,094)	$71,280	$—	$71,280
	$75,374	$75,374	$(4,094)	$(4,094)	$71,280	$—	$71,280

(1)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, "Derivative instruments," in the Notes to Financial Statements for more information regarding master netting arrangements.

	Cost or Premiums, Net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$—	$593,676	$(4,590)

Other information:

Currency exposure of portfolio assets before
any currency hedging, if applicable.	% of total
Excludes derivatives:	investments
US Dollar	98%
British Pound	2
100%
See notes to financial statements

Portfolio of investments
All Asset Fund
 July 31, 2016 (continued)
Fair Value Measurement
The following table summarizes the Fund's investments that are measured at fair value by level within the fair value hierarchy at July 31, 2016:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total

Assets
Investment Companies	$31,784,603	$—	$—	$31,784,603
Partnerships	—	—	2,020,258	2,020,258
Short-term Investment	18,588,047	—	—	18,588,047
Total Investments	$50,372,650	$—	$2,020,258	$52,392,908

Financial Derivative Instruments – Assets
Exchange-traded or centrally-cleared	$518,302	$—	$—	$518,302
Over-the-counter	—	75,374	—	75,374
Total Financial Derivative Instruments - Assets	$518,302	$75,374	$—	$593,676
Liabilities
Financial Derivative Instruments – Liabilities
Exchange-traded or centrally-cleared	$(496)	$—	$—	$(496)
Over-the-counter	—	(4,094)	—	(4,094)
Total Financial Derivative Instruments - Liabilities	$(496)	$(4,094)	$—	$(4,590)
During the year ended July 31, 2016, there were no transfers in or out of security levels.
Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance			Change in					Balance
	as of	Accrued		unrealized			Transfers	Transfers	as of
	July 31,	discounts/	Realized	appreciation			in to	out of	July 31,
Investments in securities	2015	premiums	gain/(loss)	(depreciation)	Purchases	Sales	level 3	level 3	2016
Investment Companies
TIAA-CREF Asset
Management Core
Property Fund LP	$2,684,523	$0	$96,913	$77,768	$20,004	$(858,950)	$0	$0	$2,020,258
Total	$2,684,523	$0	$96,913	$77,768	$20,004	$(858,950)	$0	$0	$2,020,258
The total net change in unrealized appreciation (depreciation) attributable to level 3 investments held at July 31, 2016 was $77,768.The Fund's Adviser has determined that TIAA-CREF Asset Management Core Property Fund LP ("CPF") is a Level 3 investment due to the lack of observable inputs that may be used in the determination of fair value. The CPF is a private Delaware limited partnership that provides monthly liquidity to its investors with 45 days written notice and invests its contributed capital in a TIAA-CREF Real Estate Investment Trust (REIT). The REIT is a limited partnership which in turn invests in a TIAA-CREF operating partnership. The investments of the operating partnership include a diversified portfolio of real property assets. As a result, the monthly valuations prepared by CPF and assignment of a net asset value per share are ultimately driven by changes in the valuation of the underlying real property assets in the operating partnership. All of the investments in real estate are appraised annually by an independent third party appraiser. The CPF's policy is to report all such investments, as well as related debt, at fair value under US Generally Accepted Accounting Principles based on the appraised value. The annual appraisals are conducted on a rolling basis such that approximately 25% of the portfolio receives an annual full appraisal each quarter. In addition, each appraisal is updated quarterly under the direction of an independent, third-party appraisal firm.
The significant unobservable inputs used by CPF in the fair value measurement and appraisal of the real property assets include: a) an extensive market study, including a thorough analysis of current market conditions and trends as they impact supply, demand and absorption of the relevant property type; b) thorough description of the site and improvements, including a site plan and renderings of the improvements if available; c) estimate of the value of the land; d) estimate of the value of the property using a cost approach; e) estimate of the market value of the property using a sales comparison approach; and f) estimate of the value of the property using a detailed income capitalization approach that includes several diagnostic inputs. Significant changes in any of those inputs in isolation would result in a significant change in the fair value measurement, and ultimately the value ascribed to All Asset Fund's limited partnership interests in CPF.
Due to the factors above, and consistent with a fair valuation policy approved by the Board of Trustees, the All Asset Fund values this investment monthly upon receipt of the limited partner statement and in-line with the capital balance allocated to its limited partnership interests, less the undistributed net income accrued within the capital balance. Separately, a daily income accrual is recognized by the Fund to account for the net income that is accrued and allocated to its limited partnership interests and distributed quarterly. The value assigned to the investment is revised monthly upon receipt of the limited partner statement. The value may be revised more frequently if, in the determination of the Adviser and/or the Board of Trustees, market or investment-specific developments warrant re-assessment.
See notes to financial statements

Portfolio of investments

All Asset Fund
 July 31, 2016 (continued)
Fair Value of Financial Derivative Instruments
The following is a summary of the fair valuation of the Fund's financial derivative instruments categorized by risk exposure:
Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2016

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Financial Derivative Instruments – Assets
Exchange-Traded or Centrally Cleared
Futures	$—	$499,818	$18,484	$—	$—	$518,302
Over-the-Counter
Forward Foreign Currency Contracts	$75,374	$—	$—	$—	$—	$75,374
Total	$75,374	$499,818	$18,484	$—	$—	$593,676
Financial Derivative Instruments – Liabilities
Exchange-Traded or Centrally Cleared
Futures	$—	$(496)	$—	$—	$—	$(496)
Over-the-Counter
Forward Foreign Currency Contracts	$(4,094)	$—	$—	$—	$—	$(4,094)
Total	$(4,094)	$(496)	$—	$—	$—	$(4,590)
Net	$71,281	$499,322	$18,484	$—	$—	$589,086
Effect of Financial Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2016

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Net realized gain/(loss) from
financial derivative instruments:
Futures Contracts	$—	$(1,874,359)	$30,928	$—	$—	$(1,843,431)
Forward Foreign Currency Contracts	$267,751	$—	$—	$—	$—	$267,751
Total	$267,751	$(1,874,359)	$30,928	$—	$—	$(1,575,680)

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Net change in unrealized appreciation/(depreciation) of financial derivative instruments
Futures Contracts	$—	$398,504	$10,969	$—	$—	$409,473
Forward Foreign Currency Contracts	$271,246	$—	$—	$—	$—	$271,246
Total	$271,246	$398,504	$10,969	$—	$—	$680,719

See notes to financial statements

Portfolio of investments
Dividend & Income Builder Fund
 July 31, 2016

		Value
Shares		(note 2)

Common stocks – 78.40%

	Australia – 1.15%
136,105	Suncorp Group, Ltd.	$1,389,105

	Canada – 1.25%
31,630	BCE, Inc.	1,514,819

	China – 1.24%
2,654,000	Industrial & Commercial Bank of China, Ltd., Class H	1,501,735

	France – 7.84%
43,404	AXA S.A.	884,623
26,607	BNP Paribas S.A.	1,319,412
270,730	Natixis S.A.	1,115,362
16,441	Nexity S.A. *	874,019
143,183	Orange S.A.	2,191,477
10,746	Sanofi	914,869
32,547	SCOR SE	950,989
25,841	Total S.A.	1,235,347
		9,486,098

	Germany – 4.91%
12,866	Bayer AG	1,384,047
12,929	Deutsche Boerse AG *	1,081,206
58,373	Deutsche Post AG	1,741,817
102,368	Deutsche Telekom AG	1,742,463
		5,949,533

	Hong Kong – 1.45%
116,000	Cheung Kong Property
	Holdings, Ltd.	828,315
79,000	CK Hutchison Holdings, Ltd.	924,572
		1,752,887

	Israel – 1.07%
657,184	Bezeq The Israeli
	Telecommunication Corp, Ltd.	1,299,478

	Italy – 1.65%
433,130	Enel SpA	1,994,099

		Value
Shares		(note 2)

	Japan – 2.06%
29,700	Nippon Telegraph and
	Telephone Corp.	$1,420,745
108,000	Panasonic Corp.	1,070,103
		2,490,848

	Netherlands – 5.24%
126,809	ING Groep N.V.	1,417,725
137,275	RELX N.V.	2,482,434
28,265	Unilever N.V.	1,309,358
26,905	Wolters Kluwer N.V.	1,131,753
		6,341,270

	Norway – 1.02%
73,935	Telenor ASA	1,234,711

	Portugal – 1.20%
217,851	NOS SGPS S.A.	1,459,153

	Switzerland – 7.65%
12,537	Cembra Money Bank AG *	900,305
39,099	Nestle S.A.	3,134,536
32,582	Novartis AG	2,699,478
9,908	Roche Holding AG	2,530,159
		9,264,478

	Taiwan – 1.25%
54,345	Taiwan Semiconductor
	Manufacturing Co., Ltd., ADR	1,509,704

	United Kingdom – 16.44%
25,688	AstraZeneca plc	1,716,157
22,672	British American Tobacco plc	1,447,603
292,875	Centrica plc	934,517
56,678	Diageo plc	1,620,977
403,292	GKN plc	1,544,634
48,287	Imperial Brands plc	2,545,672
457,280	ITV plc	1,186,167
100,998	National Grid plc	1,447,600
34,994	Nielsen Holdings plc	1,884,777
62,692	Prudential plc	1,107,646
74,155	Royal Dutch Shell plc, A Shares	1,921,745
216,120	Standard Life plc	866,367
553,086	Vodafone Group plc	1,680,264
		19,904,126
See notes to financial statements

Portfolio of investments
Dividend & Income Builder Fund
 July 31, 2016 (continued)

		Value
Shares		(note 2)

	United States – 22.98%
21,779	Chevron Corp.	$2,231,912
65,748	Cisco Systems, Inc.	2,007,286
41,516	General Electric Co.	1,292,808
9,842	Johnson & Johnson	1,232,514
24,532	JPMorgan Chase & Co.	1,569,312
19,169	Las Vegas Sands Corp.	970,910
4,586	Lockheed Martin Corp.	1,159,020
55,053	Microsoft Corp.	3,120,404
78,947	Pfizer, Inc.	2,912,355
15,190	Philip Morris International, Inc.	1,522,949
33,676	Reynolds American, Inc.	1,685,820
21,488	Six Flags Entertainment Corp.	1,211,708
37,309	Synchrony Financial *	1,040,175

		Value
Shares		(note 2)

	United States (continued)
24,090	The Coca-Cola Co.	$1,051,047
13,837	United Parcel Service, Inc.,
	Class B	1,495,780
32,548	Verizon Communications, Inc.	1,803,485
31,437	Wells Fargo & Co.	1,508,033
		27,815,518

	Total common stocks
	(Cost $91,667,575)	94,907,562

Face					Value
amount			Coupon	Maturity	(note 2)
Corporate bonds – 13.16%

		France – 0.55%
USD	600,000	BNP Paribas S.A. (a) (b)	7.195%	6/25/37	$665,925

		Germany – 0.43%
USD	500,000	Unitymedia Hessen GmbH & Co. KG (a)	5.000%	1/15/25	520,000

		Ireland – 0.50%
USD	600,000	Ardagh Packaging Finance plc/Ardagh MP Holding USA, Inc. (a)	4.625%	5/15/23	606,750

		Netherlands – 1.00%
USD	500,000	Deutsche Telekom International Finance B.V. (a)	4.875%	3/6/42	593,786
USD	600,000	Teva Pharmaceutical Finance Netherlands III B.V.	4.100%	10/1/46	620,515
					1,214,301

		Spain – 0.32%
USD	386,000	BBVA International Preferred SAU (b)	5.919%	4/18/17	386,965
See notes to financial statements

Portfolio of investments
Dividend & Income Builder Fund
 July 31, 2016 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

		United Kingdom – 3.78%
USD	300,000	Barclays Bank plc (b)	6.278%	12/15/34	$314,574
USD	600,000	Imperial Brands Finance plc (a)	4.250%	7/21/25	661,261
USD	550,000	International Game Technology plc (a)	6.250%	2/15/22	578,875
USD	700,000	Lloyds Banking Group plc (a) (b)	6.657%	5/21/37	770,000
USD	100,000	Prudential plc (b)	6.500%	9/23/16	102,307
USD	500,000	Royal Bank of Scotland Group plc	6.100%	6/10/23	525,801
USD	550,000	Sky plc (a)	3.750%	9/16/24	584,935
USD	1,000,000	Virgin Media Finance plc (a)	6.375%	4/15/23	1,032,500
					4,570,253

		United States – 6.58%
USD	600,000	Altria Group, Inc.	4.250%	8/9/42	686,423
USD	215,000	Aramark Services, Inc.	5.125%	1/15/24	222,525
USD	291,000	Aramark Services, Inc. (a)	4.750%	6/1/26	294,638
USD	550,000	AT&T, Inc.	4.750%	5/15/46	584,779
USD	447,000	Ball Corp.	5.000%	3/15/22	480,525
USD	450,000	CCO Holdings LLC (a)	5.875%	5/1/27	475,875
USD	100,000	Constellation Brands, Inc.	4.250%	5/1/23	106,500
USD	360,000	Diamond 1 Finance Corp. (a)	8.100%	7/15/36	411,264
USD	250,000	Dresdner Funding Trust I (a)	8.151%	6/30/31	295,363
USD	100,000	HBOS Capital Funding LP (b)	6.850%	9/23/16	101,125
USD	250,000	Iron Mountain, Inc.	6.000%	8/15/23	266,875
USD	140,000	Philip Morris International, Inc.	4.250%	11/10/44	159,578
USD	600,000	Reynolds American, Inc.	5.850%	8/15/45	792,154
USD	200,000	Sealed Air Corp. (a)	5.250%	4/1/23	212,750
USD	200,000	Service Corp. International	8.000%	11/15/21	237,500
USD	550,000	Sirius XM Radio, Inc. (a)	6.000%	7/15/24	586,437
USD	550,000	Verizon Communications, Inc.	6.550%	9/15/43	751,056
USD	650,000	Wachovia Capital Trust III (b)	5.570%	8/29/16	650,812
USD	600,000	Walgreens Boots Alliance, Inc.	3.800%	11/18/24	646,252
					7,962,431

		Total corporate bonds
		(Cost $15,122,798)			15,926,625
See notes to financial statements

Portfolio of investments
Dividend & Income Builder Fund
 July 31, 2016 (continued)

		Value
Shares		(note 2)

REITs – 2.37%

	France – 0.66%
10,322	ICADE	$795,568

	Netherlands – 0.88%
24,149	Eurocommercial Properties N.V.	1,069,144

	United States – 0.83%
24,424	Iron Mountain, Inc.	1,006,513

	Total REITs
	(Cost $2,574,080)	2,871,225

Partnerships – 0.69%

	United States – 0.69%
57,630	KKR & Co., L.P.	832,177

	Total partnerships
	(Cost $1,074,976)	832,177

	Total long-term investments
	(Cost $110,439,429)	114,537,589

		Value
Shares		(note 2)

Short-term investment – 4.08%
4,943,739	Fidelity Investments Money
	Market Treasury Portfolio	$4,943,739

	Total Short-term investment
	(Cost $4,943,739)	4,943,739

Total investments – 98.70%
	(Cost $115,383,168)	119,481,328

Financial Derivative Instruments (c)
(Cost or Premiums, net $0) – (0.10)%		(126,383)
Net other assets and liabilities – 1.40%		1,697,987

Total net assets – 100.00%		$121,052,932

*	Non-income producing security
(a)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At July 31, 2016, the restricted securities held by the Fund had an aggregate value of $8,290,359, which represented 6.9% of net assets.

(b)	Maturity date is perpetual. Maturity date presented represents the next call date.
(c)	Information with respect to financial derivative instruments is disclosed in the following tables.

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See notes to financial statements

Portfolio of investments
Dividend & Income Builder Fund
 July 31, 2016 (continued)
(c) FINANCIAL DERIVATIVE INSTRUMENTS
OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS
FORWARD FOREIGN CURRENCY CONTRACTS

						Unrealized
			Local		Current	appreciation/
		Value	amount		notional	(depreciation)
	Counterparty	date	(000's	)	value	Asset	Liability
British Pound (Short)	Morgan Stanley
	Capital Services LLC	10/07/16	5,278		$6,992,994	$—	$(92,188)
Euro (Short)	Citibank, N.A.	10/07/16	7,099		7,959,198	—	(34,195)
Total						$—	$(126,383)
During the year ended July 31, 2016, average monthly notional value related to forward foreign currency contracts was approximately $6.3 million or 5.2% of ending net assets.
FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY
The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of July 31, 2016.

	Financial Derivative Assets		Financial Derivative Liabilities
	Unrealized		Unrealized
	Appreciation		Depreciation
	Forward		Forward
	Foreign	Total	Foreign	Total	Net Value	Collateral
	Currency	Over-the-	Currency	Over-the-	of OTC	(Received) /	Net
	Contracts	Counter	Contracts	Counter	Derivatives	Pledged	Exposure(1)
Amounts subject to a master netting or similar agreement:
Citibank, N.A.	$—	$—	$(34,195)	$(34,195)	$(34,195)	$—	$(34,195)
Morgan Stanley
Capital Services LLC	—	—	(92,188)	(92,188)	(92,188)	—	(92,188)
	$—	$—	$(126,383)	$(126,383)	$(126,383)	$—	$(126,383)

(1)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, "Derivative instruments," in the Notes to Financial Statements for more information regarding master netting arrangements.

	Cost or Premiums, Net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$—	$—	$(126,383)

Other information:
Currency exposure of portfolio assets before
any currency hedging, if applicable.	% of total
Excludes derivatives:	investments
US Dollar	45%
Euro	24
British Pound	14
Swiss Franc	8
Hong Kong Dollar	3
Japanese Yen	2
Canadian Dollar	1

Currency exposure of portfolio assets before
any currency hedging, if applicable.	% of total
Excludes derivatives:	investments
Australian Dollar	1%
Israeli Shekel	1
Norwegian Krone	1
100%
See notes to financial statements

Portfolio of investments
Dividend & Income Builder Fund
 July 31, 2016 (continued)

Industry concentration as	% of net
a percentage of net assets:	assets

Pharmaceuticals	11.06%
Integrated Telecommunication Services	9.74
Tobacco	7.85
Diversified Banks	7.63
Integrated Oil & Gas	4.45
Publishing	2.99
Air Freight & Logistics	2.67
Packaged Foods & Meats	2.59
Systems Software	2.58
Multi-Utilities	1.97
Telephone-Integrated	1.96
Industrial Conglomerates	1.83
Life & Health Insurance	1.71
Cable & Satellite	1.69
Communications Equipment	1.66
Electric Utilities	1.65
Consumer Finance	1.60
Research & Consulting Services	1.56
Distillers & Vintners	1.43
Wireless Telecommunication Services	1.39
Other Diversified Financial Services	1.30
Auto Parts & Equipment	1.28
Semiconductors	1.25
Specialized Finance	1.23
Property & Casualty Insurance	1.15
Personal Products	1.08
Leisure Facilities	1.00
Broadcasting	0.98
Aerospace & Defense	0.96
Consumer Electronics	0.88

Industry concentration as	% of net
a percentage of net assets:	assets

Retail REITs	0.88%
Soft Drinks	0.87
Specialized REITs	0.83
Cable TV	0.82
Casinos & Gaming	0.80
Reinsurance	0.79
Multi-line Insurance	0.73
Homebuilding	0.72
Asset Management & Custody Banks	0.69
Real Estate Development	0.68
Diversified REITs	0.66
Money Center Banks	0.56
Super-Regional Banks-US	0.54
Drug Retail	0.53
Medical - Drugs	0.51
Containers - Metal/Glass	0.50
Radio	0.48
Gambling (Non-Hotel)	0.48
Food-Catering	0.43
Metal & Glass Containers	0.40
Diversified Support Services	0.22
Funeral Services & Related Items	0.20
Paper Packaging	0.18
Total Long-Term Investments	94.62
Short-Term Investment	4.08
Total Investments	98.70
Financial Derivative Instruments	(0.10)
Net Other Assets and Liabilities	1.40
100.00%
See notes to financial statements

Portfolio of investments
Dividend & Income Builder Fund
 July 31, 2016 (continued)
Fair Value Measurement
 The following table summarizes the Fund's investments that are measured at fair value by level within the fair value hierarchy at July 31, 2016:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets
Common Stocks
Australia	$1,389,105	$—	$—	$1,389,105
Canada	1,514,819	—	—	1,514,819
China	1,501,735	—	—	1,501,735
France	9,486,098	—	—	9,486,098
Germany	5,949,533	—	—	5,949,533
Hong Kong	1,752,887	—	—	1,752,887
Israel	1,299,478	—	—	1,299,478
Italy	1,994,099	—	—	1,994,099
Japan	2,490,848	—	—	2,490,848
Netherlands	6,341,270	—	—	6,341,270
Norway	1,234,711	—	—	1,234,711
Portugal	1,459,153	—	—	1,459,153
Switzerland	9,264,478	—	—	9,264,478
Taiwan	1,509,704	—	—	1,509,704
United Kingdom	19,904,126	—	—	19,904,126
United States	27,815,518	—	—	27,815,518
Total Common Stocks	94,907,562	—	—	94,907,562

Corporate Bonds
France	—	665,925	—	665,925
Germany	—	520,000	—	520,000
Ireland	—	606,750	—	606,750
Netherlands	—	1,214,301	—	1,214,301
Spain	—	386,965	—	386,965
United Kingdom	—	4,570,253	—	4,570,253
United States	—	7,962,431	—	7,962,431
Total Corporate Bonds	—	15,926,625	—	15,926,625

REITs
France	795,568	—	—	795,568
Netherlands	1,069,144	—	—	1,069,144
United States	1,006,513	—	—	1,006,513
Total Reits	2,871,225	—	—	2,871,225

Partnerships
United States	832,177	—	—	832,177
Total Partnerships	832,177	—	—	832,177
Short-term Investment	4,943,739	—	—	4,943,739
Total Short-term Investment	4,943,739	—	—	4,943,739
Total Investments	$103,554,703	$15,926,625	$—	$119,481,328
See notes to financial statements

Portfolio of investments
Dividend & Income Builder Fund
 July 31, 2016 (continued)
Fair Value Measurements (continued)

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Liabilities
Financial Derivative Instruments – Liabilities
Over-the-counter	$—	$(126,383)	$—	$(126,383)
Total Financial Derivative Instruments – Liabilities	$—	$(126,383)	$—	$(126,383)
During the year ended July 31, 2016, there were no transfers in or out of security levels.
Fair Value of Financial Derivative Instruments
The following is a summary of the fair valuation of the Fund's financial derivative instruments categorized by risk exposure:
Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2016

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Financial Derivative Instruments – Liabilities
Over-the-Counter
Forward Foreign Currency Contracts	$(126,383)	$—	$—	$—	$—	$(126,383)
Total	$(126,383)	$—	$—	$—	$—	$(126,383)
Effect of Financial Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2016

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Net realized gain/(loss) from
financial derivative instruments:
Forward Foreign Currency Contracts	$1,011,874	$—	$—	$—	$—	$1,011,874
Total	$1,011,874	$—	$—	$—	—	$1,011,874

Net change in unrealized
appreciation/(depreciation)
of financial derivative instruments
Forward Foreign Currency Contracts	$(126,383)	$—	$—	$—	$—	$(126,383)
Total	$(126,383)	$—	$—	$—	$—	$(126,383)
See notes to financial statements

Portfolio of investments
Emerging Markets Fund
 July 31, 2016

		Value
Shares		(note 2)

Common stocks – 91.45%

	Australia – 2.73%
67,725	Newcrest Mining, Ltd. *	$1,286,690

	Brazil – 11.97%
107,240	Banco Bradesco S.A.	966,099
442,594	Duratex S.A.	1,352,735
34,404	Engie Brasil Energia S.A.	447,876
185,135	Mahle-Metal Leve S.A.	1,524,520
57,981	Natura Cosmeticos S.A.	595,475
162,186	WEG S.A.	763,811
		5,650,516

	Chile – 11.91%
102,833	Antofagasta plc	681,152
56,499	Cia Cervecerias Unidas
	S.A., ADR	1,292,132
16,199,769	Cia Sud Americana de
	Vapores S.A. *	295,216
98,075	Empresa Nacional de
	Telecomunicaciones S.A. *	966,278
866,352	Inversiones Aguas
	Metropolitanas S.A.	1,484,702
459,849	Quinenco S.A.	902,629
		5,622,109

	China – 8.16%
302,800	China Mengniu Dairy Co., Ltd.	505,811
180,000	China Resources Gas
	Group, Ltd.	527,815
581,600	Fuyao Glass Industry Group
	Co., Ltd. (a)	1,469,293
257,000	Stella International
	Holdings, Ltd.	439,905
744,000	Uni-President China
	Holdings, Ltd.	570,581
82,800	Yue Yuen Industrial
	Holdings, Ltd.	336,178
		3,849,583

	Czech Republic – 1.26%
15,104	Komercni banka AS	594,167

	Egypt – 0.68%
84,721	Commercial International
	Bank Egypt SAE	321,093

		Value
Shares		(note 2)

	India – 12.37%
124,972	City Union Bank, Ltd.	$240,672
8,568	Cognizant Technology
	Solutions Corp., Class A *	492,574
9,054	Dr Reddy's Laboratories, Ltd.	396,032
70,702	Housing Development
	Finance Corp., Ltd.	1,451,299
407,981	Idea Cellular, Ltd.	638,298
48,903	Infosys, Ltd.	784,814
22,006	Mahindra & Mahindra, Ltd.	481,957
673,835	Tata Power Co., Ltd.	724,283
40,100	Tech Mahindra, Ltd.	289,144
6,140	UltraTech Cement, Ltd.	341,167
		5,840,240

	Indonesia – 1.41%
697,400	Hero Supermarket Tbk PT *	61,229
2,140,575	XL Axiata Tbk PT *	606,293
		667,522

	Kazakhstan – 0.00%
955,965	International Petroleum,
	Ltd. (b) (c) *	—

	Korea – 2.42%
14,088	LG Corp.	798,632
1,445	Samsung Fire & Marine
	Insurance Co., Ltd.	343,787
		1,142,419

	Malaysia – 0.86%
288,835	Axiata Group Bhd	403,752

	Mexico – 3.58%
340,016	Genomma Lab Internacional
	S.A.B de C.V., Class B *	390,973
628,578	Grupo Herdez SAB de CV	1,298,726
		1,689,699

	Nigeria – 3.59%
512,000	Guaranty Trust Bank plc	38,691
185,862	Guaranty Trust Bank plc, GDR	799,207
190,669	PZ Cussons plc	857,202
		1,695,100

	Philippines – 1.29%
1,104,700	Manila Water Co., Inc.	608,511
See notes to financial statements

Portfolio of investments
Emerging Markets Fund
 July 31, 2016 (continued)

		Value
Shares		(note 2)

	Poland – 2.18%
32,462	Bank Pekao S.A.	$1,027,532

	South Africa – 11.44%
255,994	African Oxygen, Ltd.	368,834
230,102	Grindrod, Ltd.	191,624
34,107	Pioneer Foods Group, Ltd.	439,813
110,848	Shoprite Holdings, Ltd.	1,623,442
167,357	Standard Bank Group, Ltd.	1,670,405
39,353	Tiger Brands, Ltd.	1,105,243
		5,399,361

	Taiwan – 9.82%
25,000	Asustek Computer, Inc.	217,320
86,000	Chroma ATE, Inc.	216,866
124,465	Delta Electronics, Inc.	655,017
138,000	Merida Industry Co., Ltd.	637,628
520,100	Standard Foods Corp.	1,291,982
29,000	Taiwan Semiconductor
	Manufacturing Co., Ltd.	156,705
715,280	Uni-President Enterprises Corp.	1,460,898
		4,636,416

	Thailand – 2.83%
209,700	Delta Electronics Thailand pcl	428,973
78,300	Kasikornbank pcl	448,488
969,800	Mega Lifesciences pcl	456,639
		1,334,100

	Turkey – 0.36%
43,272	Yazicilar Holding AS, Class A	168,456

	United Kingdom – 2.59%
135,434	Cairn Energy plc *	321,019
19,271	Unilever plc	901,191
		1,222,210

	Total common stocks
	(Cost $39,060,576)	43,159,476

		Value
Shares		(note 2)

Preferred stock – 1.20%

	Chile – 1.20%
160,764	Embotelladora Andina S.A.	$564,817

	Total preferred stock
	(Cost $459,639)	564,817

	Total long-term investments
	(Cost $39,520,215)	43,724,293

Short-term investment – 3.37%
1,591,916	Fidelity Investments Money
	Market Treasury Portfolio	1,591,916

	Total short-term investment
	(Cost $1,591,916)	1,591,916

Total investments – 96.02%
	(Cost $41,112,131)	45,316,209

Net other assets and liabilities – 3.98%		1,879,902

Total net assets – 100.00%		$47,196,111

*	Non-income producing security
(a)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At July 31, 2016, the restricted securities held by the Fund had an aggregate value of $1,469,293, which represented 3.1% of net assets.

(b)	The security has been deemed illiquid by the Adviser according to the policies and procedures adopted by the Board of Trustees.
(c)	Fair valued at July 31, 2016 as determined in good faith using procedures approved by the Board of Trustees.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
See notes to financial statements

Portfolio of investments
Emerging Markets Fund
 July 31, 2016 (continued)
Other information:

Currency exposure of portfolio assets
before any currency hedging, if applicable.	% of total
Excludes derivatives:	investments
Brazilian Real	12%
South African Rand	12
Indian Rupee	12
Taiwan Dollar	10
US Dollar	10
Chilean Peso	9
Hong Kong Dollar	9
British Pound	6
Mexican Peso	4
Thai Baht	3
Australian Dollar	3
Korean Won	3
Polish Zloty	2
Indonesian Rupiah	2
Philippine Peso	1
Czech Koruna	1
Malaysian Ringgit	1
Turkish Lira	0 *
Nigerian Naira	0 *
100%

* Less than 0.05% of total investments.

Industry concentration as	% of net
a percentage of net assets:	assets
Packaged Foods & Meats	14.14%
Diversified Banks	12.94
Auto Parts & Equipment	6.34
Water Utilities	4.44
Wireless Telecommunication Services	4.26
Industrial Conglomerates	3.96
Household Products	3.73
Food Retail	3.57
IT Consulting & Other Services	3.32
Thrifts & Mortgage Finance	3.08
Forest Products	2.87
Brewers	2.74
Gold	2.73
Pharmaceuticals	2.64
Electronic Components	2.30
Footwear	1.64
Industrial Machinery	1.62
Electric Utilities	1.53
Diversified Metals & Mining	1.44
Leisure Products	1.35
Integrated Telecommunication Services	1.29
Personal Products	1.26
Soft Drinks	1.20
Gas Utilities	1.12
Marine	1.03
Automobile Manufacturers	1.02
Renewable Electricity	0.95
Industrial Gases	0.78
Property & Casualty Insurance	0.73
Construction Materials	0.72
Oil & Gas Exploration & Production	0.68
Technology Hardware, Storage and Peripherals	0.46
Electronic Equipment & Instruments	0.46
Semiconductors	0.31
Total Long-Term Investments	92.65
Short-Term Investment	3.37
Total Investments	96.02
Net Other Assets and Liabilities	3.98
100.00%
See notes to financial statements

Portfolio of investments
Emerging Markets Fund
 July 31, 2016 (continued)
Fair Value Measurement
 The following table summarizes the Fund's investments that are measured at fair value by level within the fair value hierarchy at July 31, 2016:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets
Common Stocks
Australia	$1,286,690	$—	$—	$1,286,690
Brazil	5,650,516	—	—	5,650,516
Chile	5,622,109	—	—	5,622,109
China	3,849,583	—	—	3,849,583
Czech Republic	594,167	—	—	594,167
Egypt	321,093	—	—	321,093
India	5,840,240	—	—	5,840,240
Indonesia	667,522	—	—	667,522
Kazakhstan	—	—	—*	—
Korea	1,142,419	—	—	1,142,419
Malaysia	403,752	—	—	403,752
Mexico	1,689,699	—	—	1,689,699
Nigeria	1,695,100	—	—	1,695,100
Philippines	608,511	—	—	608,511
Poland	1,027,532	—	—	1,027,532
South Africa	5,399,361	—	—	5,399,361
Taiwan	4,636,416	—	—	4,636,416
Thailand	1,334,100	—	—	1,334,100
Turkey	168,456	—	—	168,456
United Kingdom	1,222,210	—	—	1,222,210
Total Common Stocks	43,159,476	—	—	43,159,476

Preferred Stock
Chile	564,817	—	—	564,817
Total Preferred Stock	564,817	—	—	564,817
Short-term Investments	1,591,916	—	—	1,591,916
Total Investments	$45,316,209	$—	$—	$45,316,209

* Fund held a level 3 security that was fair valued at $0 at July 31, 2016.
During the year ended July 31, 2016, there were no transfers in or out of security levels.
See notes to financial statements

Portfolio of investments
Emerging Markets Fund
 July 31, 2016 (continued)
Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance				Change in						Balance
	as of	Accrued			unrealized				Transfers	Transfers	as of
	July 31,	discounts/	Realized		appreciation				in to	out of	July 31,
Investments in Securities	2015	premiums	gain/(loss	)	(depreciation	)	Purchases	Sales	level 3	level 3	2016
Common Stock
International Petroleum, Ltd.	$0	$0	$0		$0		$0	$0	$0	$0	$0
The total net change in unrealized appreciation (depreciation) attributable to level 3 investments held at July 31, 2016 was $0.
The Fund's Adviser has determined that International Petroleum, Ltd. is a Level 3 investment due to the lack of observable inputs that may be used in the determination of fair value. The fair valuation reflects that the early-stage exploration company has been suspended from trading since October 2013 due to significant doubt about its ability to sell its Russian-based assets and failed merger with Range Resources, Ltd.
See notes to financial statements

Portfolio of investments
European Focus Fund
 July 31, 2016

		Value
Shares		(note 2)

Common stocks – 98.55%

	Australia – 0.06%
5,200,000	African Petroleum Corp.,
	Ltd. (a) *	$1,713,375

	Canada – 0.72%
10,752,083	Africa Energy Corp. (a) *	905,855
2,235,878	Africa Oil Corp. (b) *	2,996,811
574,622	Africa Oil Corp. (c) *	770,182
10,925,000	Africa Oil Corp. *	14,861,166
		19,534,014

	Denmark – 1.00%
150,000	Genmab A/S (b) *	27,188,493

	Finland – 9.09%
40,600,000	Nokia Oyj	233,308,812
2,500,000	Outokumpu Oyj (b) *	14,380,281
		247,689,093

	France – 8.15%
1,000,000	Accor S.A.	41,841,168
950,000	Renault S.A.	83,109,361
1,000,000	Sanofi	85,135,736
600,000	Vivendi S.A.	11,796,023
		221,882,288

	Germany – 8.34%
600,000	Bayer AG	64,544,404
350,000	Continental AG	73,368,781
525,000	ProSiebenSat.1 Media SE	24,000,396
5,000,000	TUI AG	65,146,817
		227,060,398

	Ireland – 0.14%
24,300,000	Providence Resources plc (a) *	3,818,980

	Israel – 8.05%
4,100,000	Teva Pharmaceutical
	Industries, Ltd., ADR	219,350,000

	Italy – 3.24%
10,000,000	Intesa Sanpaolo SpA	22,024,610
9,500,000	Poste Italiane SpA (b) (d)	66,115,754
		88,140,364

		Value
Shares		(note 2)

	Netherlands – 7.11%
750,000	ASML Holding N.V. (b)	$82,961,225
2,823,529	Koninklijke Ahold Delhaize N.V.	67,427,257
1,350,000	Nostrum Oil & Gas plc (b) *	5,359,972
1,000,000	Sensata Technologies
	Holding N.V. *	37,920,000
		193,668,454

	Nigeria – 0.05%
5,873,780	Lekoil, Ltd. (b) *	1,302,087

	Panama – 1.72%
1,000,000	Carnival Corp.	46,720,000

	Spain – 4.14%
14,000,000	NH Hotel Group S.A. *	63,703,667
3,370,000	Parques Reunidos Servicios
	Centrales SAU (a) (d) *	48,979,601
		112,683,268

	Sweden – 2.00%
3,300,000	Lundin Petroleum AB *	54,607,923

	Switzerland – 9.04%
925,000	Dufry AG (b) *	106,510,524
4,000,000	OC Oerlikon Corp. AG *	37,432,934
400,000	Roche Holding AG	102,146,100
		246,089,558

	United Kingdom – 33.46%
1,100,000	AA, Ltd.	3,608,915
14,000,000	Aberdeen Asset Management
	plc (b)	59,012,627
4,000,000	ARM Holdings plc	88,512,323
10,300,000	Ashmore Group plc (b)	45,393,005
11,750,000	Aviva plc	60,818,144
26,000,000	Barclays plc	53,180,184
10,125,000	DJI Holdings plc (a) (b) *	13,399,929
1,800,000	IMI plc	25,537,288
4,750,000	Informa plc	44,884,800
5,375,000	Inmarsat plc	55,627,904
5,901,217	Just Eat plc *	41,939,510
10,500,000	Kingfisher plc	46,732,998
1,750,000	Liberty Global plc, Class A *	55,492,500
8,500,000	Merlin Entertainments plc (d)	53,231,798
4,350,000	Mytrah Energy, Ltd. (a) *	2,820,933
5,750,000	Royal Dutch Shell plc, B Shares	152,348,925
6,000,000	Royal Mail plc	40,457,861
See notes to financial statements

Portfolio of investments
European Focus Fund
 July 31, 2016 (continued)

		Value
Shares		(note 2)

	United Kingdom (continued)
23,632,992	Saga plc	$63,648,855
12,515,000	Savannah Petroleum plc (a) *	4,720,448
		911,368,947

	United States – 2.24%
300,000	Norwegian Cruise Line
	Holdings, Ltd. *	12,780,000
750,000	Shire plc	48,348,930
		61,128,930

	Total common stocks
	(Cost $2,840,306,327)	2,683,946,172

Preferred stock – 1.42%

	Italy – 1.42%
18,600,000	Intesa Sanpaolo SpA	38,761,524

	Total preferred stock
	(Cost $52,704,948)	38,761,524

Warrants – —%

	Norway – —%
2,388,950	African Petroleum Corp., Ltd.
	(expires 3/16/17) (a) (c) *	—

	Total Warrants
	(Cost $—)	—

	Total long-term investments
	(Cost $2,893,011,275)	2,722,707,696

Short-term investment – 0.26%
7,087,168	Fidelity Investments Money
	Market Treasury Portfolio	7,087,168

	Total Short-term investment
	(Cost $7,087,168)	7,087,168

		Value
Shares		(note 2)

	Other securities – 1.25%
34,011,720	State Street Navigator
	Securities Lending
	Prime Portfolio (e)	$34,011,720

	Total other securities
	(Cost $34,011,720)	34,011,720

	Total investments – 101.48%
	(Cost $2,934,110,163)	2,763,806,584

	Financial Derivative Instruments(f)
	(Cost or Premiums, net $0) – (0.12)%	(3,196,129)

	Net other assets and liabilities – (1.36)%	(37,036,144)

	Total net assets – 100.00%	$2,723,574,311

*	Non-income producing security
(a)	The security has been deemed illiquid by the Adviser according to the policies and procedures adopted by the Board of Trustees.
(b)	All or a portion of this security is on loan on an overnight and continuous basis; see notes to financial statements for further information.
(c)	Fair valued at July 31, 2016 as determined in good faith using procedures approved by the Board of Trustees.
(d)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At July 31, 2016, the restricted securities held by the Fund had an aggregate value of $168,327,153, which represented 6.2% of net assets.

(e)	Represents cash collateral received from securities lending transactions; see notes to financial statements for further information.
(f)	Information with respect to financial derivative instruments is disclosed in the following tables.
ADR	American Depositary Receipt
See notes to financial statements

Portfolio of investments

European Focus Fund
 July 31, 2016 (continued)
(f) FINANCIAL DERIVATIVE INSTRUMENTS
OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS

 FORWARD FOREIGN CURRENCY CONTRACTS

						Unrealized
			Local		Current	appreciation/
		Value	amount		notional	(depreciation)
	Counterparty	date	(000's	)	value	Asset	Liability
British Pound (Short)	Citibank, N.A.	10/05/16	153,364		$203,196,129	$—	$(3,196,129)
Total						$—	$(3,196,129)
During the year ended July 31, 2016, average monthly notional value related to forward foreign currency contracts was approximately $266.4 million or 9.8% of ending net assets.
FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY
The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of July 31, 2016.

	Financial Derivative Assets		Financial Derivative Liabilities
	Unrealized		Unrealized
	Appreciation		Depreciation
	Forward		Forward
	Foreign	Total	Foreign	Total	Net Value	Collateral
	Currency	Over-the-	Currency	Over-the-	of OTC	(Received) /	Net
	Contracts	Counter	Contracts	Counter	Derivatives	Pledged	Exposure(1)
Amounts subject to a master netting agreement:
Citibank, N.A.	$—	$—	$(3,196,129)	$(3,196,129)	$(3,196,129)	$—	$(3,196,129)
	$—	$—	$(3,196,129)	$(3,196,129)	$(3,196,129)	$—	$(3,196,129)

(1)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, "Derivative instruments," in the Notes to Financial Statements for more information regarding master netting arrangements.

	Cost or Premiums, Net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$—	$—	$(3,196,129)
See notes to financial statements

Portfolio of investments
European Focus Fund
 July 31, 2016 (continued)
Other information:

Currency exposure of portfolio assets before
any currency hedging, if applicable.	% of total
Excludes derivatives:	investments
Euro	37%
British Pound	35
US Dollar	15
Swiss Franc	9
Swedish Krona	3
Danish Krone	1
Canadian Dollar	0 *
Norwegian Krone	0 *
100%

* Less than 0.05% of total investments.

Industry concentration as	% of net
a percentage of net assets:	assets
Pharmaceuticals	17.30%
Communications Equipment	8.57
Hotels, Resorts & Cruise Lines	8.45
Integrated Oil & Gas	5.60
Multi-line Insurance	4.57
Diversified Banks	4.18
Specialty Stores	3.91
Asset Management & Custody Banks	3.83
Leisure Facilities	3.75
Oil & Gas Exploration & Production	3.34
Semiconductors	3.25
Automobile Manufacturers	3.05
Semiconductor Equipment	3.05
Biotechnology	2.77
Tires & Rubber	2.70
Food Retail	2.48
Life & Health Insurance	2.43
Industrial Machinery	2.31
Alternative Carriers	2.04
Cable & Satellite	2.04
Home Improvement Retail	1.72
Publishing	1.65
Internet Software & Services	1.54
Air Freight & Logistics	1.49
Electrical Components & Equipment	1.39
Broadcasting	0.88
Steel	0.53
Casinos & Gaming	0.49
Movies & Entertainment	0.43
Diversified Support Services	0.13
Independent Power Producers & Energy Traders	0.10
Total Long-Term Investments	99.97
Short-Term Investment	0.26
Other securities	1.25
Total Investments	101.48
Financial Derivative Instruments	(0.12)
Net Other Assets and Liabilities	(1.36)
100.00%
See notes to financial statements

Portfolio of investments
European Focus Fund
 July 31, 2016 (continued)
Fair Value Measurement
The following table summarizes the Fund's investments that are measured at fair value by level within the fair value hierarchy at July 31, 2016:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Assets

Common Stocks
Australia	$1,713,375	$—	$—	$1,713,375
Canada	18,763,832	770,182	—	19,534,014
Denmark	27,188,493	—	—	27,188,493
Finland	247,689,093	—	—	247,689,093
France	221,882,288	—	—	221,882,288
Germany	227,060,398	—	—	227,060,398
Ireland	3,818,980	—	—	3,818,980
Israel	219,350,000	—	—	219,350,000
Italy	88,140,364	—	—	88,140,364
Netherlands	193,668,454	—	—	193,668,454
Nigeria	1,302,087	—	—	1,302,087
Panama	46,720,000	—	—	46,720,000
Spain	112,683,268	—	—	112,683,268
Sweden	54,607,923	—	—	54,607,923
Switzerland	246,089,558	—	—	246,089,558
United Kingdom	911,368,947	—	—	911,368,947
United States	61,128,930	—	—	61,128,930
Total Common Stocks	2,683,175,990	770,182	—	2,683,946,172

Preferred stock
Italy	38,761,524	—	—	38,761,524
Total Preferred Stock	38,761,524	—	—	38,761,524

Warrants
Norway	—	—*	—	—
Total Warrants	—	—	—	—
Short-term Investment	7,087,168	—	—	7,087,168
Other Securities	34,011,720	—	—	34,011,720
Total Investments	$2,763,036,402	$770,182	$—	$2,763,806,584
See notes to financial statements

Portfolio of investments
European Focus Fund
 July 31, 2016 (continued)
Fair Value Measurement (continued)

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Liabilities
Financial Derivative Instruments – Liabilities
Over-the-counter	$—	$(3,196,129)	$—	$(3,196,129)
Total Financial Derivative Instruments – Liabilities	$—	$(3,196,129)	$—	$(3,196,129)
*Fund held a Level 2 security that was fair valued at $0 at July 31, 2016.
During the year ended July 31, 2016, there were no transfers in or out of security levels.
Fair Value of Financial Derivative Instruments
The following is a summary of the fair valuation of the Fund's financial derivative instruments categorized by risk exposure:
Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2016

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Financial Derivative Instruments – Liabilities
Over-the-Counter
Forward Foreign Currency Contracts	$(3,196,129)	$—	$—	$—	$—	$(3,196,129)
Total	$(3,196,129)	$—	$—	$—	$—	$(3,196,129)
Effect of Financial Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2016

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Net realized gain/(loss) from financial derivative instruments:
Forward Foreign Currency Contracts	$779,846	$—	$—	$—	$—	$779,846
Total	$779,846	$—	$—	$—	—	$779,846

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Net change in unrealized appreciation/(depreciation) of financial derivative instruments
Forward Foreign Currency Contracts	$(3,196,129)	$—	$—	$—	$—	$(3,196,129)
Total	$(3,196,129)	$—	$—	$—	$—	$(3,196,129)
See notes to financial statements

Portfolio of investments
Global Equity Income Fund
 July 31, 2016

		Value
Shares		(note 2)

Common stocks – 88.05%

	Australia – 5.25%
3,414,412	Amcor, Ltd.	$38,973,633
3,991,927	Crown Resorts, Ltd.	39,741,012
30,803,840	DUET Group	62,971,229
2,095,582	Premier Investments, Ltd.	25,830,960
4,216,230	Suncorp Group, Ltd.	43,031,387
		210,548,221

	Canada – 2.69%
741,931	Bank of Montreal	47,562,230
840,996	BCE, Inc.	40,276,858
951,931	Inter Pipeline, Ltd.	19,889,463
		107,728,551

	China – 1.97%
29,418,000	Huaneng Power International,
	Inc., Class H	18,010,866
107,798,000	Industrial & Commercial Bank
	of China, Ltd., Class H	60,996,239
		79,007,105

	France – 5.35%
413,013	BNP Paribas S.A.	20,480,865
891,003	Compagnie de Saint-Gobain	37,753,774
1,293,263	Lagardere SCA	33,030,869
7,415,282	Natixis S.A.	30,549,714
3,508,466	Orange S.A.	53,698,569
457,813	Sanofi	38,976,247
		214,490,038

	Germany – 6.41%
140,756	Allianz SE	20,189,965
285,996	Bayer AG	30,765,735
659,170	Bayerische Motoren Werke AG	56,782,180
1,213,616	Deutsche Post AG	36,213,613
4,140,374	Deutsche Telekom AG	70,475,613
106,193	Muenchener Rueckversicherungs-Gesellschaft AG	17,713,595
1,928,271	TUI AG	25,124,144
		257,264,845

	Hong Kong – 1.66%
5,414,000	China Mobile, Ltd.	66,746,894

	Israel – 1.06%
21,581,561	Bezeq The Israeli
	Telecommunication Corp, Ltd.	42,674,124

		Value
Shares		(note 2)

	Italy – 1.99%
17,312,801	Enel SpA	$79,706,854

	Japan – 3.20%
7,849,000	Daiwa Securities Group, Inc.	45,023,959
2,565,000	Sumitomo Mitsui Financial
	Group, Inc.	83,157,936
		128,181,895

	Netherlands – 2.39%
8,591,781	ING Groep N.V.	96,056,153

	New Zealand – 2.52%
5,710,526	Fletcher Building, Ltd.	39,962,935
21,442,062	Spark New Zealand, Ltd. *	61,105,858
		101,068,793

	Norway – 1.11%
2,669,510	Telenor ASA	44,580,689

	Singapore – 2.39%
30,706,700	Singapore
	Telecommunications, Ltd.	95,736,560

	Spain – 1.39%
2,687,567	Gas Natural SDG S.A.	55,601,996

	Switzerland – 2.80%
493,383	Novartis AG	40,877,687
279,400	Roche Holding AG	71,349,051
		112,226,738

	Taiwan – 0.95%
7,250,000	Hon Hai Precision Industry
	Co., Ltd.	19,962,879
651,260	Taiwan Semiconductor
	Manufacturing Co., Ltd., ADR	18,092,003
		38,054,882

	United Kingdom – 37.25%
956,399	AstraZeneca plc	63,894,862
10,156,505	BAE Systems plc	71,778,275
20,327,448	BP plc	114,832,712
1,941,206	British American Tobacco plc	123,945,685
19,093,168	BT Group plc	104,448,790
20,093,006	Centrica plc	64,113,517
10,645,272	Connect Group plc (a)	22,048,476
See notes to financial statements

Portfolio of investments
Global Equity Income Fund
 July 31, 2016 (continued)

		Value
Shares		(note 2)

	United Kingdom (continued)
2,730,080	Diageo plc	$78,079,607
6,076,260	DS Smith plc	31,539,254
1,490,769	Galliford Try plc	19,374,447
692,989	Go-Ahead Group plc	16,765,249
5,637,836	Intermediate Capital Group plc	42,753,782
3,835,053	Investec plc	22,814,373
19,961,959	ITV plc	51,780,556
35,493,724	Legal & General Group plc	96,625,852
2,692,409	National Grid plc	38,590,194
2,371,884	Phoenix Group Holdings	25,191,032
2,133,323	Prudential plc	37,691,668
909,775	Rio Tinto plc	29,637,483
4,953,228	Royal Dutch Shell plc, A Shares	128,364,147
4,645,979	Royal Mail plc	31,327,728
4,317,512	Sky plc	52,597,466
4,331,604	SSE plc	86,907,133
9,309,474	Standard Life plc	37,319,163
1,171,853	The Berkeley Group
	Holdings plc	41,610,342
4,613,316	Tullett Prebon plc	20,282,445
13,131,961	Vodafone Group plc	39,894,622
		1,494,208,860

	United States – 7.67%
2,988,513	Ares Capital Corp.	45,246,087
2,013,538	Cisco Systems, Inc.	61,473,315
123,088	Lockheed Martin Corp.	31,108,030
778,679	Microsoft Corp.	44,135,526
2,162,997	Pfizer, Inc.	79,792,959
817,175	Six Flags Entertainment Corp.	46,080,498
		307,836,415

	Total common stocks
	(Cost $3,537,936,003)	3,531,719,613

REITs – 7.33%

	Australia – 2.26%
6,386,930	Dexus Property Group	47,421,114
10,691,660	Scentre Group	43,063,175
		90,484,289

	France – 1.18%
613,177	ICADE	47,260,588

	Netherlands – 1.19%
1,074,796	Eurocommercial
	Properties N.V. (a)	47,584,249

		Value
Shares		(note 2)

	Singapore – 1.02%
22,414,783	Ascendas Real Estate
	Investment Trust	$40,960,855

	United Kingdom – 0.73%
4,000,014	Hammerson plc	29,513,034

	United States – 0.95%
927,916	Iron Mountain, Inc.	38,239,418

	Total REITs
	(Cost $267,983,959)	294,042,433

Investment companies – 0.54%

	Thailand – 0.54%
49,043,900	Digital Telecommunications
	Infrastructure Fund	21,543,832

	Total investment companies
	(Cost $17,809,015)	21,543,832

	Total long-term investments
	(Cost $3,823,728,977)	3,847,305,878

Short-term investment – 1.87%
75,007,492	Fidelity Investments Money
	Market Treasury Portfolio	75,007,492

	Total short-term investment
	(Cost $75,007,492)	75,007,492

Total investments – 97.79%
	(Cost $3,898,736,469)	3,922,313,370

Financial Derivative Instruments(b)
(Cost or Premiums, net $0) – (0.37)%		(14,793,452)
Net other assets and liabilities – 2.58%		103,383,559
Total net assets – 100.00%		$4,010,903,477

*	Non-income producing security
(a)	The security has been deemed illiquid by the Adviser according to the policies and procedures adopted by the Board of Trustees.
(b)	Information with respect to financial derivative instruments is disclosed in the following tables.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See notes to financial statements

Portfolio of investments
Global Equity Income Fund
 July 31, 2016 (continued)
(b) FINANCIAL DERIVATIVE INSTRUMENTS
OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS
FORWARD FOREIGN CURRENCY CONTRACTS

						Unrealized
			Local		Current	appreciation/
		Value	amount		notional	(depreciation)
	Counterparty	date	(000's	)	value	Asset	Liability
Australian Dollar (Short)	UBS AG	10/07/16	240,000		$182,010,952	$—	$(3,482,632)
British Pound (Short)	Morgan Stanley
	Capital Services LLC	10/07/16	52,167		69,119,616	—	(1,091,803)
British Pound (Short)	JP Morgan
	Chase Bank, N.A.	10/07/16	400,000		529,988,175	—	(8,080,209)
Euro (Short)	JP Morgan
	Chase Bank, N.A.	10/07/16	272,512		305,520,980	—	(2,138,808)
Total						$—	$(14,793,452)
During the year ended July 31, 2016, average monthly notional value related to forward foreign currency contracts was approximately $786.9 million or 19.6% of ending net assets.
FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY
The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of July 31, 2016.

	Financial Derivative Assets		Financial Derivative Liabilities
	Unrealized Appreciation		Unrealized Depreciation
	Forward Foreign Currency Contracts	Total Over-the- Counter	Forward Foreign Currency Contracts	Total Over-the- Counter	Net Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure(1)
Amounts subject to a master netting agreement:

JP Morgan
Chase Bank, N.A.	$—	$—	$(10,219,017)	$(10,219,017)	$(10,219,017)	$—	$(10,219,017)
Morgan Stanley
Capital
Services LLC	—	—	(1,091,803)	(1,091,803)	(1,091,803)	—	(1,091,803)
UBS AG	—	—	(3,482,632)	(3,482,632)	(3,482,632)	—	(3,482,632)
	$—	$—	$(14,793,452)	$(14,793,452)	$(14,793,452)	$—	$(14,793,452)

(1)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, "Derivative instruments," in the Notes to Financial Statements for more information regarding master netting arrangements.

	Cost or Premiums, Net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$—	$—	$(14,793,452)
See notes to financial statements

Portfolio of investments
Global Equity Income Fund
 July 31, 2016 (continued)
Other information:

Currency exposure of portfolio assets before
any currency hedging, if applicable.	% of total
Excludes derivatives:	investments
British Pound	36%
Euro	23
US Dollar	11
Australian Dollar	9
Hong Kong Dollar	4
Singapore Dollar	3
Japanese Yen	3
Swiss Franc	3
Canadian Dollar	3
Norwegian Krone	1
Israeli Shekel	1
New Zealand Dollar	1
Thai Baht	1
Taiwan Dollar	1
100%

Industry concentration as	% of net
a percentage of net assets:	assets
Integrated Telecommunication Services	12.79%
Diversified Banks	8.45
Pharmaceuticals	8.12
Integrated Oil & Gas	6.06
Life & Health Insurance	4.91
Electric Utilities	4.15
Multi-Utilities	4.13
Tobacco	3.09
Retail REITs	3.00
Wireless Telecommunication Services	2.66
Aerospace & Defense	2.56
Asset Management & Custody Banks	2.19
Distillers & Vintners	1.95
Paper Packaging	1.76
Air Freight & Logistics	1.68
Investment Banking & Brokerage	1.63
Communications Equipment	1.53

Industry concentration as	% of net
a percentage of net assets (continued):	assets
Automobile Manufacturers	1.42%
Gas Utilities	1.39
Cable & Satellite	1.31
Broadcasting	1.29
Office REITs	1.18
Diversified REITs	1.18
Leisure Facilities	1.15
Systems Software	1.10
Property & Casualty Insurance	1.07
Homebuilding	1.04
Industrial REITs	1.02
Construction Materials	1.00
Casinos & Gaming	0.99
Specialized REITs	0.95
Building Products	0.94
Publishing	0.82
Diversified Metals & Mining	0.74
Apparel Retail	0.64
Hotels, Resorts & Cruise Lines	0.63
Diversified Capital Markets	0.57
Distributors	0.55
Wireless Telecommunication Services	0.54
Multi-line Insurance	0.50
Electronic Manufacturing Services	0.50
Oil & Gas Storage & Transportation	0.50
Construction & Engineering	0.48
Semiconductors	0.45
Independent Power Producers & Energy Traders	0.45
Reinsurance	0.44
Railroads	0.42
Long-Term Investments	95.92
Short-Term Investment	1.87
Total investments	97.79
Financial Derivative Instruments	(0.37)
Net other assets and liabilities	2.58
100.00%
See notes to financial statements

Portfolio of investments
Global Equity Income Fund
 July 31, 2016 (continued)
Fair Value Measurement
The following table summarizes the Fund's investments that are measured at fair value by level within the fair value hierarchy at July 31, 2016:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Assets
Common Stocks
Australia	$210,548,221	$—	$—	$210,548,221
Canada	107,728,551	—	—	107,728,551
China	79,007,105	—	—	79,007,105
France	214,490,038	—	—	214,490,038
Germany	257,264,845	—	—	257,264,845
Hong Kong	66,746,894	—	—	66,746,894
Israel	42,674,124	—	—	42,674,124
Italy	79,706,854	—	—	79,706,854
Japan	128,181,895	—	—	128,181,895
Netherlands	96,056,153	—	—	96,056,153
New Zealand	101,068,793	—	—	101,068,793
Norway	44,580,689	—	—	44,580,689
Singapore	95,736,560	—	—	95,736,560
Spain	55,601,996	—	—	55,601,996
Switzerland	112,226,738	—	—	112,226,738
Taiwan	38,054,882	—	—	38,054,882
United Kingdom	1,494,208,860	—	—	1,494,208,860
United States	307,836,415	—	—	307,836,415
Total Common Stocks	3,531,719,613	—	—	3,531,719,613

REITs
Australia	90,484,289	—	—	90,484,289
France	47,260,588	—	—	47,260,588
Netherlands	47,584,249	—	—	47,584,249
Singapore	40,960,855	—	—	40,960,855
United Kingdom	29,513,034	—	—	29,513,034
United States	38,239,418	—	—	38,239,418
Total REITs	294,042,433	—	—	294,042,433
Investment Companies
Thailand	21,543,832	—	—	21,543,832
Total Investment Companies	21,543,832	—	—	21,543,832
Short-Term Investment	75,007,492	—	—	75,007,492
Total Investments	$3,922,313,370	$—	$—	$3,922,313,370
Liabilities
Financial Derivative Instruments – Liabilities
Over-the-Counter	$—	$(14,793,452)	$—	$14,793,452
Total Financial Derivative Instruments – Liabilities	$—	$(14,793,452)	$—	$14,793,452
During the year ended July 31, 2016, there were no transfers in or out of security levels.
See notes to financial statements

Portfolio of investments
Global Equity Income Fund
July 31, 2016 (continued)
Fair Value of Financial Derivative Instruments
The following is a summary of the fair valuation of the Fund's financial derivative instruments categorized by risk exposure:
Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2016

	Derivatives not accounted for as hedging instruments
	Foreign Currency Risk	Equity Risk	Interest Rate Risk	Credit Risk	Inflation Risk	Total
Financial Derivative Instruments – Liabilities
Over-the-Counter
Forward Foreign Currency Contracts	$(14,793,452)	$—	$—	$—	$—	$(14,793,452)
Total	$(14,793,452)	$—	$—	$—	$—	$(14,793,452)

Effect of Financial Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2016

	Derivatives not accounted for as hedging instruments
	Foreign Currency Risk	Equity Risk	Interest Rate Risk	Credit Risk	Inflation Risk	Total
Net realized gain/(loss) from financial derivative instruments:
Forward Foreign Currency Contracts	$103,415,818	$—	$—	$—	$—	$103,415,818
Total	$103,415,818	$—	$—	$—	—	$103,415,818

	Derivatives not accounted for as hedging instruments
	Foreign Currency Risk	Equity Risk	Interest Rate Risk	Credit Risk	Inflation Risk	Total
Net change in unrealized appreciation/(depreciation) of financial derivative instruments
Forward Foreign Currency Contracts	$(19,003,895)	$—	$—	$—	$—	$(19,003,895)
Total	$(19,003,895)	$—	$—	$—	$—	$(19,003,895)
See notes to financial statements

Portfolio of investments
Global Technology Fund
 July 31, 2016

		Value
Shares		(note 2)
Common stocks – 95.91%

	China – 6.95%
59,339	Alibaba Group Holding,
	Ltd. ADR (a) *	$4,894,281
330,100	Tencent Holdings, Ltd.	7,935,096
135,112	Vipshop Holdings, Ltd. ADR *	1,922,644
		14,752,021

	Finland – 1.25%
459,535	Nokia Oyj	2,640,728

	France – 1.08%
52,059	Criteo S.A., ADR *	2,300,487

	Germany – 0.27%
32,402	Siltronic AG *	564,936

	Israel – 1.24%
34,348	Check Point Software
	Technologies, Ltd. *	2,640,674

	Korea – 4.78%
6,698	Samsung Electronics Co., Ltd.	9,202,537
42,881	WONIK IPS Co., Ltd. *	951,295
		10,153,832

	Netherlands – 3.28%
39,284	ASM International N.V.	1,531,913
64,557	NXP Semiconductor N.V. *	5,428,598
		6,960,511

	Singapore – 3.23%
42,317	Broadcom, Ltd.	6,854,508

	United Kingdom – 1.64%
90,076	Auto Trader Group plc (b)	441,915
426,965	Just Eat plc *	3,034,409
		3,476,324

	United States – 72.19%
92,602	Activision Blizzard, Inc.	3,718,896
50,590	Adobe Systems, Inc. *	4,950,738
14,918	Alphabet, Inc. Class A *	11,805,210
14,977	Alphabet, Inc. Class C *	11,514,168
5,456	Amazon.com, Inc. *	4,140,067
128,497	Apple, Inc.	13,390,672

		Value
Shares		(note 2)
	United States (continued)
135,953	Applied Materials, Inc.	$3,574,204
25,701	Arista Networks, Inc. (a) *	1,831,710
61,396	Cavium, Inc. (a) *	2,865,351
70,553	CDW Corp.	3,028,840
255,717	Cisco Systems, Inc.	7,807,040
59,547	Cognizant Technology
	Solutions Corp., Class A *	3,423,357
14,221	Dolby Laboratories, Inc.,
	Class A	715,459
48,254	Electronic Arts, Inc. *	3,682,745
36,503	EPAM Systems, Inc. *	2,563,971
124,872	Facebook, Inc., Class A *	15,476,636
46,463	Fidelity National Information
	Services, Inc.	3,695,203
21,623	FleetCor Technologies, Inc. *	3,279,777
206,250	HP, Inc.	2,889,563
67,196	MasterCard, Inc., Class A	6,399,747
248,364	Micron Technology, Inc. *	3,412,521
94,347	Microsoft Corp.	5,347,588
20,047	Palo Alto Networks, Inc. *	2,623,952
63,549	PayPal Holdings, Inc. *	2,366,565
80,411	QUALCOMM, Inc.	5,032,121
42,482	Red Hat, Inc. *	3,198,470
48,559	salesforce.com, Inc. *	3,972,126
43,183	ServiceNow, Inc. *	3,235,270
2,163	The Priceline Group, Inc. *	2,921,802
14,675	Universal Display Corp. *	1,039,577
119,427	Visa, Inc., A Shares	9,321,277
		153,224,623

	Total common stocks
	(Cost $134,909,320)	203,568,644

Preferred stock – 0.43%

	Korea – 0.43%
809	Samsung Electronics Co., Ltd.	913,614

	Total preferred stock
	(Cost $836,894)	913,614

	Total long-term investments
	(Cost $135,746,214)	204,482,258

Short-term investment – 4.26%
9,046,662	Fidelity Investments Money
	Market Treasury Portfolio	9,046,662

	Total short-term investment
	(Cost $9,046,662)	9,046,662
See notes to financial statements

Portfolio of investments
Global Technology Fund
 July 31, 2016 (continued)

		Value
Shares		(note 2)
Other securities – 2.27%

	United States – 2.27%
4,824,251	State Street Navigator
	Securities Lending
	Prime Portfolio (c)	$4,824,251

	Total other securities
	(Cost $4,824,251)	4,824,251

Total investments – 102.87%
	(Cost $149,617,127)	218,353,171
Net other assets and liabilities – (2.87)%		(6,099,300)
Total net assets – 100.00%		$212,253,871

*	Non-income producing security
(a)	All or a portion of this security is on loan on an overnight and continuous basis; see notes to financial statements for further information.
(b)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At July 31, 2016, the restricted securities held by the Fund had an aggregate value of $441,915, which represented 0.2% of net assets.

(c)	Represents cash collateral received from securities lending transactions; see notes to financial statements for further information.
ADR	American Depositary Receipt
Other information:

Currency exposure of portfolio assets before
any currency hedging, if applicable.	% of total
Excludes derivatives:	investments
US Dollar	87%
Korean Won	5
Hong Kong Dollar	4
Euro	2
British Pound	2
100%

Industry concentration as	% of net
a percentage of net assets:	assets
Internet Software & Services	27.04%
IT Services	14.63
Software	14.49
Semiconductors & Semiconductor Equipment	14.24
Communications Equipment	7.02
Computers & Peripherals	6.31
Technology Hardware, Storage & Peripherals	6.13
Internet & Catalog Retail	4.23
Electronic Equipment, Instruments & Components	2.25
Long-Term Investments	96.34
Short-Term Investment	4.26
Other Securities	2.27
Total investments	102.87
Net other assets and liabilities	(2.87)
Total Net Assets	100.00%
See notes to financial statements

Portfolio of investments
Global Technology Fund
July 31, 2016 (continued)
Fair Value Measurement
The following table summarizes the Fund's investments that are measured at fair value by level within the fair value hierarchy at July 31, 2016:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets

Common stocks
China	$14,752,021	$—	$—	$14,752,021
Finland	2,640,728	—	—	2,640,728
France	2,300,487	—	—	2,300,487
Germany	564,936	—	—	564,936
Israel	2,640,674	—	—	2,640,674
Korea	10,153,832	—	—	10,153,832
Netherlands	6,960,511	—	—	6,960,511
Singapore	6,854,508	—	—	6,854,508
United Kingdom	3,476,324	—	—	3,476,324
United States	153,224,623	—	—	153,224,623
Total Common Stocks	203,568,644	—	—	203,568,644

Preferred stock
Korea	913,614	—	—	913,614
Total Preferred Stock	913,614	—	—	913,614
Short-term Investment	9,046,662	—	—	9,046,662
Other Securities	4,824,251	—	—	4,824,251
Total Investments	$218,353,171	$—	$—	$218,353,171
During the year ended July 31, 2016, there were no transfers in or out of security levels.
See notes to financial statements

Portfolio of investments
High Yield Opportunities Fund
July 31, 2016

Face				Value
amount		Coupon	Maturity	(note 2)

Bank Loans(a) (b) – 2.61%

	United States – 2.61%
498,750	Quorum Health Corp Term Loan	6.750%	4/29/22	$504,571
318,400	XPO Logistics, Inc. Term Loan B	5.500%	10/30/21	321,982
250,000	Zekelman Industries, Inc. Term Loan B	6.000%	6/14/21	252,031
				1,078,584

	Total bank loans
	(Cost $1,049,314)			1,078,584

Corporate bonds – 90.99%

	Canada – 2.48%
250,000	Garda World Security Corp. (c)	7.250%	11/15/21	216,250
500,000	HudBay Minerals, Inc.	9.500%	10/1/20	481,250
350,000	Valeant Pharmaceuticals International, Inc. (c)	7.500%	7/15/21	327,250
				1,024,750

	Ireland – 0.51%
200,000	Ardagh Packaging Finance plc/Ardgah MP
	Holding USA, Inc. (c)	7.250%	5/15/24	212,000

	Luxembourg – 1.54%
665,000	Intelsat Jackson Holdings S.A. (c)	8.000%	2/15/24	638,400

	Netherlands – 0.68%
275,000	Playa Resorts Holding B.V. (c)	8.000%	8/15/20	280,844

	Puerto Rico – 1.54%
625,000	Popular, Inc.	7.000%	7/1/19	639,062

	United Kingdom – 0.80%
315,000	International Game Technology plc (c)	6.250%	2/15/22	331,538

	United States – 83.44%
400,000	AK Steel Corp.	7.500%	7/15/23	423,000
265,000	Alere, Inc. (c)	6.375%	7/1/23	266,656
325,000	Antero Resources Corp.	5.375%	11/1/21	312,812
535,000	Argos Merger Sub, Inc. (c)	7.125%	3/15/23	560,412
250,000	BlueLine Rental Finance Corp. (c)	7.000%	2/1/19	231,250
350,000	Boyd Gaming Corp. (c)	6.375%	4/1/26	374,937
640,000	BWAY Holding Co. (c)	9.125%	8/15/21	640,000
400,000	Caesars Entertainment Resort Properties LLC	8.000%	10/1/20	406,000
275,000	Calpine Corp.	5.750%	1/15/25	275,688
375,000	CCO Holdings LLC (c)	5.875%	5/1/27	396,562
525,000	Cengage Learning, Inc. (c)	9.500%	6/15/24	551,906
275,000	Century Intermediate Holding Co. 2 (c)	9.750%	2/15/19	281,188
See notes to financial statements

Portfolio of investments
High Yield Opportunities Fund
 July 31, 2016 (continued)

Face				Value
amount		Coupon	Maturity	(note 2)
	United States (continued)
475,000	CenturyLink, Inc.	7.500%	4/1/24	$508,250
470,000	Cequel Communications Holdings I LLC (c)	7.750%	7/15/25	502,900
400,000	Chesapeake Energy Corp. (c)	8.000%	12/15/22	348,500
500,000	Cloud Crane LLC (c)	10.125%	8/1/24	516,250
250,000	CommScope Technologies Finance LLC (c)	6.000%	6/15/25	265,000
215,000	CPG Merger Sub LLC (c)	8.000%	10/1/21	218,225
400,000	CVR Partners LP (c)	9.250%	6/15/23	410,500
600,000	Denbury Resources, Inc.	4.625%	7/15/23	375,000
500,000	Digicel Group, Ltd. (c)	8.250%	9/30/20	458,750
425,000	DISH DBS Corp.	5.875%	11/15/24	411,719
275,000	E*TRADE Financial Corp.	5.375%	11/15/22	292,875
500,000	Eagle Materials, Inc.	4.500%	8/1/26	508,437
500,000	EMI Music Publishing Group North America Holdings, Inc. (c)	7.625%	6/15/24	537,500
300,000	Endeavor Energy Resources LP (c)	8.125%	9/15/23	305,250
150,000	Energy Transfer Equity LP	5.875%	1/15/24	151,214
410,000	ESH Hospitality, Inc. (c)	5.250%	5/1/25	410,000
300,000	FelCor Lodging LP	6.000%	6/1/25	311,250
530,000	Fresh Market, Inc. (c)	9.750%	5/1/23	492,900
400,000	Frontier Communications Corp.	11.000%	9/15/25	428,500
250,000	Frontier Communications Corp.	8.500%	4/15/20	269,938
425,000	GCI, Inc.	6.875%	4/15/25	443,062
275,000	GCP Applied Technologies, Inc. (c)	9.500%	2/1/23	311,438
300,000	GEO Group, Inc.	6.000%	4/15/26	308,625
525,000	Gray Television, Inc. (c)	5.875%	7/15/26	541,012
500,000	Group 1 Automotive, Inc. (c)	5.250%	12/15/23	498,750
600,000	Halcon Resources Corp. (c)	8.625%	2/1/20	555,000
500,000	Hecla Mining Co.	6.875%	5/1/21	502,500
750,000	Herc Rentals, Inc. (c)	7.500%	6/1/22	761,250
350,000	Hexion, Inc.	10.000%	4/15/20	343,875
425,000	Horizon Pharma, Inc.	6.625%	5/1/23	414,375
540,000	Hot Topic, Inc. (c)	9.250%	6/15/21	570,375
265,000	HUB International, Ltd. (c)	7.875%	10/1/21	266,325
500,000	Hughes Satellite Systems Corp. (c)	6.625%	8/1/26	497,500
350,000	ILFC E-Capital Trust II (e) (c)	4.230%	12/21/65	283,500
250,000	j2 Cloud Services, Inc.	8.000%	8/1/20	261,408
125,000	Kaiser Aluminum Corp. (c)	5.875%	5/15/24	131,563
325,000	Kindred Healthcare, Inc.	8.750%	1/15/23	328,656
275,000	KLX, Inc. (c)	5.875%	12/1/22	279,813
465,000	Match Group, Inc. (c)	6.375%	6/1/24	498,712
125,000	McGraw-Hill Global Education Holdings LLC (c)	7.875%	5/15/24	131,563
240,000	Micron Technology, Inc. (c)	7.500%	9/15/23	263,026
275,000	Midas Intermediate Holdco II LLC (c)	7.875%	10/1/22	275,173
280,000	Midcontinent Communications & Midcontinent Finance Corp. (c)	6.875%	8/15/23	294,000
310,000	Mobile Mini, Inc. (c)	5.875%	7/1/24	322,400
500,000	Momentive Performance Materials, Inc.	3.880%	10/24/21	393,805
400,000	MPLX LP (c)	4.875%	12/1/24	396,787
500,000	MPM Escrow LLC (d) (f)	8.875%	10/15/20	—
305,000	NBTY, Inc. (c)	7.625%	5/15/21	311,863
275,000	Nexstar Broadcasting, Inc. (c)	6.125%	2/15/22	284,281
510,000	Oasis Petroleum, Inc.	6.875%	3/15/22	447,525
500,000	Orbital ATK, Inc.	5.500%	10/1/23	532,500
250,000	Parsley Energy LLC (c)	7.500%	2/15/22	257,500
See notes to financial statements

Portfolio of investments
High Yield Opportunities Fund
 July 31, 2016 (continued)

Face				Value
amount		Coupon	Maturity	(note 2)
	United States (continued)
250,000	Pinnacle Operating Corp. (c)	9.000%	11/15/20	$207,500
325,000	Plastipak Holdings, Inc. (c)	6.500%	10/1/21	334,750
460,000	Platform Specialty Products Corp. (c)	10.375%	5/1/21	463,450
310,000	PQ Corp. (c)	6.750%	11/15/22	326,858
920,000	Prime Security Services Borrower LLC (c)	9.250%	5/15/23	984,400
260,000	Qorvo, Inc. (c)	6.750%	12/1/23	280,150
500,000	RCN Telecom Services LLC (c)	8.500%	8/15/20	525,625
500,000	Reynolds Group Issuer, Inc. (c)	7.000%	7/15/24	529,375
500,000	Rivers Pittsburgh Borrower LP (c)	6.125%	8/15/21	513,750
410,000	Select Medical Corp.	6.375%	6/1/21	407,696
575,000	Signode Industrial Group Lux S.A. (c)	6.375%	5/1/22	573,919
275,000	SM Energy Co.	6.500%	11/15/21	242,000
600,000	Sprint Corp.	7.125%	6/15/24	533,280
400,000	Summit Materials LLC (c)	8.500%	4/15/22	433,000
600,000	Sunoco LP/Sunoco Finance Corp. (c)	6.250%	4/15/21	613,500
500,000	Tempur Sealy International, Inc. (c)	5.500%	6/15/26	507,190
385,000	Tenet Healthcare Corp.	8.125%	4/1/22	399,437
300,000	Tesoro Logistics LP	6.375%	5/1/24	317,814
250,000	TMS International Corp. (c)	7.625%	10/15/21	181,250
500,000	TransDigm, Inc. (c)	6.375%	6/15/26	516,250
265,000	West Corp. (c)	5.375%	7/15/22	248,106
456,000	Western Digital Corp. (c)	10.500%	4/1/24	514,710
270,000	XPO Logistics, Inc. (c)	6.500%	6/15/22	268,650
435,000	Zekelman Industries, Inc. (c)	9.875%	6/15/23	457,837
				34,532,028

	Total corporate bonds
	(Cost $36,913,857)			37,658,622

	Total long-term investments
	(Cost $37,963,171)			38,737,206

		Value
Shares		(note 2)

	Short-term investment - 4.51%
1,864,687	Fidelity Investments Money
	Market Treasury Portfolio (g)	1,864,687

	Total short-term investment
	(Cost $1,864,687)	1,864,687

	Total investments - 98.11%
	(Cost $39,827,858)	40,601,893

	Financial Derivative Instruments (h)
	(Cost or Premiums, net $37,337) – 0.07%	30,666
	Net other assets and liabilities – 1.82%	752,779
	Total net assets – 100.00%	$41,385,338

(a)
Bank loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the "1933 Act"), and may be subject to contractual and legal restrictions on sale. Bank loan interests in the Fund's portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate ("LIBOR"), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(b)
Bank loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

See notes to financial statements

Portfolio of investments
High Yield Opportunities Fund
 July 31, 2016 (continued)

(c)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At July 31, 2016, the restricted securities held by the Fund had an aggregate value of $25,987,069, which represented 62.8% of net assets.

(d)	The security has been deemed illiquid by the Adviser according to the policies and procedures adopted by the Board of Trustees.
(e)
Variable or Floating rate interest rate security. Includes fixed-to-floating rate corporate bond securities which currently pay a fixed coupon that will move to a floating rate coupon if the bond is not redeemed at the call date. Rate presented represents rate at July 31, 2016.

(f)	Fair valued at July 31, 2016 as determined in good faith using procedures approved by the Board of Trustees.
(g)	This short-term investment has been segregated for open swap contracts at July 31, 2016.
(h)	Information with respect to financial derivative instruments is disclosed in the following tables.
(h) FINANCIAL DERIVATIVE INSTRUMENTS
OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS

CREDIT DEFAULT SWAP CONTRACTS

								Upfront
		Rates			Implied	Notional		premiums		Unrealized
	Reference	received/		Termination	credit	amount		paid/		appreciation/	Value
Counterparty	entity	(paid	)	date	spread	(000s	)	(received	)	(depreciation )	Asset	Liability
Protection sold:
JP Morgan Chase
Bank, N.A	Delta Airlines, Inc.	5.00%		6/20/21	2.31%	$250		$37,337		$(6,671)	$30,666	$—
Total								$37,337		$(6,671)	$30,666	$—

	Cost or Premiums, net	Asset	Liability
TOTAL SWAP CONTRACTS	$37,337	$30,666	$—
During the year ended July 31, 2016, average monthly notional value related to swap contracts, including both centrally-cleared and over-the-counter, was approximately $278,784 or 0.7% of ending net assets.
FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY
The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of July 31, 2016.

	Financial Derivative Assets		Financial Derivative Liabilities
	Value(1)		Value(1)
		Total		Total	Net Value	Collateral
	Swap	Over-the-	Swap	Over-the-	of OTC	(Received) /	Net
	Contracts	Counter	Contracts	Counter	Derivatives	Pledged	Exposure(2)
Amounts subject to a master netting agreement:
JP Morgan Chase
Bank, N.A	$30,666	$30,666	$—	$—	$30,666	$—	$30,666
	$30,666	$30,666	$—	$—	$30,666	$—	$30,666

(1)	Value on swap contracts is represented by "unrealized appreciation/(depreciation)" on interest rate swaps, and "value" on credit default swaps, which is inclusive of upfront premiums paid/(received).
(2)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, "Derivative instruments," in the Notes to Financial Statements for more information regarding master netting arrangements.

	Cost or Premiums, net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$37,337	$30,666	$—
See notes to financial statements

Portfolio of investments
High Yield Opportunities Fund
 July 31, 2016 (continued)
Other information:

Currency exposure of portfolio assets before
any currency hedging, if applicable.	% of total
Excludes derivatives:	investments
US Dollar	100%
100%

Industry concentration as	% of net
a percentage of net assets:	assets
Oil & Gas Exploration & Production	6.87%
Cable TV	5.15
Aerospace/Defense-Equipment	3.21
Medical-Hospitals	3.17
Telephone-Integrated	2.92
Security Services	2.90
Satellite Telecommunications	2.74
Cellular Telecommunications	2.40
Building & Construction Products - Miscellaneous	2.33
Chemicals - Diversified	2.10
Pipelines	2.09
Containers-Paper/Plastic	2.09
Containers - Metal/Glass	2.06
Chemicals - Specialty	1.91
Casino Hotels	1.89
Rental Auto/Equipment	1.84
Medical - Drugs	1.79
Telecommunication Services	1.67
Commercial Banks-Southern US	1.54
Oil & Gas Refining & Marketing	1.48
Hotels & Motels	1.43
Transport-Services	1.43
Steel-Specialty	1.39
Retail - Apparel/Shoe	1.38
Specified Purpose Acquisition	1.35
Educational Software	1.33
Electronic Components-Semiconductors	1.31
Television	1.31
Music	1.30
Machinery-Material Handling	1.25
Computers-Memory Devices	1.24
Casino Services	1.24
Building Products-Cement Aggregates	1.23
Home Furnishings	1.23
Silver Mining	1.21
Retail - Automobile	1.21
E-Commerce/Services	1.21
Food-Retail	1.19
Metal-Diversified	1.16
Metal Processors & Fabrication	1.11
Steel-Producers	1.02

Industry concentration as	% of net
a percentage of net assets:	assets
Agricultural Chemicals	0.99%
Hotel REITs	0.99
Gambling (Non-Hotel)	0.80
Medical-Nursing Homes	0.79
Storage/Warehousing	0.78
Vitamins & Nutrition Products	0.75
Diversified REITs	0.75
Finance - Investment Banking & Brokerage	0.71
Broadcast Services/Programs	0.69
Finance-Leasing Company	0.69
Consumer Products - Miscellaneous	0.68
Independent Power Producer	0.67
Auto Repair Centers	0.66
Diagnostic Kits	0.64
Insurance Brokers	0.64
Telecommunication Equipment	0.64
Computer Services	0.63
Fabricated Metal & Hardware	0.61
Machinery-Construction & Mining	0.56
Agricultural Operations	0.50
Commercial Services	0.44
Publishing-Books	0.31
Long-Term Investments	93.60
Short-Term Investment	4.51
Total investments	98.11
Financial Derivative Instruments	0.07
Net other assets and liabilities	1.82
100.00%
See notes to financial statements

Portfolio of investments
High Yield Opportunities Fund
 July 31, 2016 (continued)
Fair Value Measurements
The following table summarizes the Fund's investments that are measured at fair value by level within the fair value hierarchy at July 31, 2016:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets

Bank Loans
United States	$—	$1,078,584	$—	$1,078,584
Total bank loans	—	1,078,584	—	1,078,584

Corporate Bonds
Canada	—	1,024,750	—	1,024,750
Ireland	—	212,000	—	212,000
Luxembourg	—	638,400	—	638,400
Netherlands	—	280,844	—	280,844
Puerto Rico	—	639,062	—	639,062
United Kingdom	—	331,538	—	331,538
United States	—	34,532,028	—*	34,532,028
Total corporate bonds	—	37,658,622	—	37,658,622
Short-term investment	1,864,687	—	—	1,864,687
Total investments	$1,864,687	$38,737,206	$—	$40,601,893

Financial Derivative Instruments - Assets
Over-the-counter	—	30,666	—	30,666
Total Financial Derivative Instruments – Assets	$—	$30,666	$—	$30,666

*	Fund held a level 3 security that was fair valued at $0 on July 31, 2016.
During the year ended July 31, 2016, there were no transfers in or out of security levels.
Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

					Change in
	Balance as	Accrued			unrealized						Balance as
Investments in	of July 31,	discounts/	Realized		appreciation				Transfers in	Transfers out	of July 31,
Securities	2015	premiums	gain/(loss	)	(depreciation	)	Purchases	Sales	to level 3	of level 3	2016
Corporate Bond
MPM Escrow LLC	$0	$0	$0		$0		$0	$0	$0	$0	$0

The total net change in unrealized appreciation (depreciation) attributable to Level 3 investments held at July 31, 2016 was $0.
The Fund's Adviser has determined that MPM Escrow LLC is a Level 3 investment due to the lack of observable inputs in its valuation. In 2014, Momentive Performance Materials, Inc. defaulted on a debt obligation which was restructured into a new debt offering, which the Fund has purchased (Momentive Performance Materials, Inc. 3.88% 10/24/21). Attached to the purchase, the Fund received MPM Escrow LLC, which is the vehicle through which any recovery of the defaulted debt would take place. At July 31, 2016, this escrow stub was fair valued at $0 as it is unlikely to ever have value in the marketplace.
See notes to financial statements

Portfolio of investments
High Yield Opportunities Fund
 July 31, 2016 (continued)
Fair Value of Financial Derivative Instruments
The following is a summary of the fair valuation of the Fund's financial derivative instruments categorized by risk exposure:
Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2016

	Derivatives not accounted for as hedging instruments
	Foreign Currency Risk	Equity Risk	Interest Rate Risk	Credit Risk	Inflation Risk	Total
Financial Derivative Instruments – Assets
Over-the-counter
Swap Contracts	$—	$—	$—	$30,666	$—	$30,666
Total	$—	$—	$—	$30,666	$—	$30,666

Effect of Financial Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2016

	Derivatives not accounted for as hedging instruments
	Foreign Currency Risk	Equity Risk	Interest Rate Risk	Credit Risk	Inflation Risk	Total
Net realized gain/(loss) from financial derivative instruments:
Swap Contracts	$—	$—	$—	$24,307	$—	$24,307
Total	$—	$—	$—	$24,307	$—	$24,307

	Derivatives not accounted for as hedging instruments
	Foreign Currency Risk	Equity Risk	Interest Rate Risk	Credit Risk	Inflation Risk	Total
Net change in unrealized appreciation/(depreciation) of financial derivative instruments
Swap Contracts	$—	$—	$—	$(7,100)	$—	$(7,100)
Total	$—	$—	$—	$(7,100)	$—	$(7,100)

See notes to financial statements

Portfolio of investments
International Long/Short Equity Fund
 July 31, 2016

		Value
Shares		(note 2)

Common stocks – 39.73%

	Australia – 1.19%
4,424	CSL, Ltd.	$396,718

	China – 2.17%
1,669	Baidu, Inc., ADR (a) *	266,372
19,000	Tencent Holdings, Ltd. (a)	456,731
		723,103

	Finland – 1.90%
110,000	Nokia Oyj (a)	632,117

	Hong Kong – 1.26%
67,400	AIA Group, Ltd. (a)	417,428

	India – 1.50%
4,017	HDFC Bank, Ltd., ADR	278,258
13,475	Infosys, Ltd., ADR	221,394
		499,652

	Ireland – 2.78%
159,642	Kenmare Resources plc *	454,248
3,000,000	Providence Resources plc * (b)	471,479
		925,727

	Israel – 3.54%
22,000	Teva Pharmaceutical
	Industries, Ltd., ADR	1,177,000

	Japan – 9.44%
2,300	East Japan Railway Co. (a)	213,804
1,300	Fanuc, Corp. (a)	220,733
48,000	Hitachi, Ltd. (a)	224,158
28,000	Inpex Corp. (a)	224,088
5,500	Japan Airport
	Terminal Co., Ltd. (a)	246,876
16,100	Japan Post Holdings Co., Ltd.	215,066
2,500	Kose Corp. (a)	234,723
44,100	Mitsubishi UFJ Financial
	Group, Inc. (a)	225,611
10,000	Mitsui Fudosan Co., Ltd. (a)	220,856
1,700	Murata
	Manufacturing Co., Ltd. (a)	213,677
12,700	Seibu Holdings, Inc. (a)	226,032
5,000	Seven & I Holdings Co., Ltd. (a)	210,859
19,000	Sumitomo Metal
	Mining Co., Ltd. (a)	231,553
5,800	Tokio Marine Holdings, Inc. (a)	229,647
		3,137,683

		Value
Shares		(note 2)

	Singapore – 1.28%
66,800	City Developments, Ltd.	$424,008

	Switzerland – 5.04%
9,000	Dufry AG *	1,036,319
2,500	Roche Holding AG (a)	638,413
		1,674,732

	Taiwan – 1.23%
76,000	Taiwan Semiconductor
	Manufacturing Co., Ltd.	410,676

	United Kingdom – 5.85%
5,406	Clinigen Group plc	47,542
625,000	DJI Holdings plc (b) *	827,156
281,444	Saga plc	757,991
825,000	Savannah Petroleum plc (b) *	311,176
		1,943,865

	United States – 2.55%
12,000	Norwegian Cruise Line
	Holdings, Ltd. *	511,200
5,248	Shire plc (a)	338,314
		849,514

	Total common stocks
	(Cost $12,836,136)	13,212,223

Preferred stock – 1.35%

	Korea – 1.35%
396	Samsung Electronics Co., Ltd.	447,208

	Total preferred stock
	(Cost $420,848)	447,208

Warrants – —%

	Norway – 0.00%
225,000	African Petroleum Corp.,
	Ltd. (expires 3/16/17) (b)(c)*	—

	Total Warrants
	(Cost $0)	—

	Total long-term investments
	(Cost $13,256,984)	13,659,431
See notes to financial statements

Portfolio of investments
International Long/Short Equity Fund
 July 31, 2016 (continued)

		Value
Shares		(note 2)

	Short-term investment – 68.80%
22,880,368	Fidelity Investments Money
	Market Treasury Portfolio	$22,880,368

	Total short-term investment
	(Cost $22,880,368)	22,880,368

	Total investments (d) – 109.88%
	(Cost $36,137,352)	36,539,799

	Securities sold short (e)
	(Cost $(9,306,702)) – (30.47)%	(10,133,808)

	Financial Derivative Instruments (f)
	(Cost or Premiums, net $0) – 2.21%	$737,603
	Net other assets and liabilities – 18.38%	6,110,576
	Total net assets – 100.00%	$33,254,170
*	Non-income producing security
(a)	All or a portion of the security is pledged as collateral for securities sold sort.
(b)	The security has been deemed illiquid by the Adviser according to the policies and procedures adopted by the Board of Trustees.
(c)	Fair valued at July 31, 2016 as determined in good faith using procedures approved by the Board of Trustees.
(d)	All or a portion of these securities and short-term investments were segregated for open futures contracts, securities sold short and swap contracts at July 31, 2016.
(e)	The portfolio of securities sold short is disclosed below.
(f)	Information with respect to financial derivative instruments is disclosed in the following tables.
ADR	American Depositary Receipt
Securities Sold Short – (30.47)%

		Value
Shares		(note 2)

	Australia – (0.84)%
(8,580)	Wesfarmers, Ltd.	$(279,920)

	Austria – (1.60)%
(20,000)	OMV AG	(531,386)

	Cayman Islands – (0.88)%
(180,000)	Wynn Macau, Ltd.	(292,328)

	China – (1.74)%
(259,500)	China Minsheng
	Banking Corp., Ltd.	(270,591)
(464,000)	China Southern Airlines Co., Ltd.	(306,208)
		(576,799)

	Finland – (5.44)%
(26,000)	Neste Oyj	(984,533)
(40,000)	UPM-Kymmene Oyj	(824,190)
		(1,808,723)

	Germany – (3.45)%
(7,000)	adidas AG	(1,148,466)

	Hong Kong – (1.66)%
(184,000)	CITIC, Ltd.	(277,954)
(127,000)	Hang Lung Properties, Ltd.	(275,005)
		(552,959)

		Value
Shares		(note 2)

	Japan – (5.58)%
(25,800)	Komatsu, Ltd.	$(510,639)
(84,300)	Nomura Holdings, Inc.	(387,647)
(174,000)	Toshiba Corp. *	(459,066)
(23,900)	Unicharm Corp.	(497,512)
		(1,854,864)

	Singapore – (1.61)%
(24,700)	DBS Group Holdings, Ltd.	(283,902)
(109,700)	Wilmar International, Ltd.	(252,833)
		(536,735)

	Spain – (1.91)%
(29,000)	Grifols S.A.	(635,796)

	Sweden – (3.02)%
(30,000)	ICA Gruppen AB	(1,003,740)

	Switzerland – (2.74)%
(6,500)	Kuehne & Nagel
	International AG	(912,092)

	Total Securities Sold Short
	(Cost $(9,306,702))	$(10,133,808)

See notes to financial statements

Portfolio of investments
International Long/Short Equity Fund
 July 31, 2016 (continued)
(f) FINANCIAL DERIVATIVE INSTRUMENTS
EXCHANGE-TRADED OR CENTRALLY-CLEARED FINANCIAL DERIVATIVE INSTRUMENTS
FUTURES CONTRACTS

				Unrealized
			Current	appreciation/
	Number of	Expiration	notional	(depreciation)
	contracts	date	value	Asset	Liability
SGX Nifty 50 Index (Short)	(15)	8/25/16	$260,625	$—	$(2,601)
TOPIX Index (Short)	(3)	9/8/16	390,601	—	(9,631)
Total				$—	$(12,232)
During the year ended July 31, 2016, average monthly notional value related to futures contracts was approximately $1.7 million or 5.1% of ending net assets.
FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY-CLEARED SUMMARY
The following is a summary of the value of exchange-traded or centrally-cleared financial derivative instruments as of July 31, 2016:

	Unrealized		Unrealized
	Appreciation		Depreciation
	Futures Contracts	Total	Futures Contracts	Total
Total Exchange-Traded or Centrally Cleared	$—	$—	$(12,232)	$(12,232)
OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS
FORWARD FOREIGN CURRENCY CONTRACTS

						Unrealized
			Local		Current	appreciation/
		Value	amount		notional	(depreciation)
	Counterparty	date	(000's	)	value	Asset	Liability
Australian Dollar (Short)	BNP Paribas Securities Services	8/24/16	149		$113,512	$—	$(1,722)
British Pound (Short)	BNP Paribas Securities Services	8/24/16	2,904		3,844,776	—	(14,832)
Euro (Long)	BNP Paribas Securities Services	8/24/16	2,989		3,344,457	34,774	—
Hong Kong Dollar (Long)	BNP Paribas Securities Services	8/24/16	4,289		553,004	—	(348)
Japanese Yen (Short)	BNP Paribas Securities Services	8/24/16	128,708		1,262,329	—	(35,645)
New Taiwan Dollar (Short)	UBS AG	9/21/16	13,081		412,213	—	(8,758)
Singapore Dollar (Long)	BNP Paribas Securities Services	8/24/16	148		110,082	839	—
Swedish Krona (Long)	BNP Paribas Securities Services	8/24/16	8,404		983,136	1,495	—
Swiss Franc (Short)	BNP Paribas Securities Services	8/24/16	731		754,958	—	(11,024)
Total						$37,108	$(72,329)
During the year ended July 31, 2016, average monthly notional value related to forward foreign currency contracts was approximately $9.0 million or 27.1% of ending net assets.
See notes to financial statements

Portfolio of investments
International Long/Short Equity Fund
 July 31, 2016 (continued)
EQUITY SWAPS

							Unrealized
							appreciation/
	Pay/	Underlying	# of	Financing	Termination	Notional	(depreciation)
Counterparty	Receive(1)	Reference	Shares	Rate	Date	amount	Asset	Liability

Credit Suisse Securities (Europe) Limited	Receives	Aberdeen Asset Management plc	150,000	1-month USD LIBOR plus a specified amount	12/12/2016	$632,278	$87,149	$—
Credit Suisse Securities (Europe) Limited	Receives	Auto Trader Group plc	169,326	1-month USD LIBOR plus a specified amount	12/12/2016	830,718	124,821	—
Credit Suisse Securities (Europe) Limited	Receives	Balfour Beatty plc	105,000	1-month USD LIBOR plus a specified amount	01/08/2018	308,079	27,653	—
Credit Suisse Securities (Europe) Limited	Receives	Barclays plc	275,000	1-month USD LIBOR plus a specified amount	12/12/2016	562,483	68,058	—
Credit Suisse Securities (Europe) Limited	Receives	Bellway plc	13,000	1-month USD LIBOR plus a specified amount	01/08/2018	360,614	73,147	—
Credit Suisse Securities (Europe) Limited	Receives	Clinigen Group plc	36,594	1-month USD LIBOR plus a specified amount	01/08/2018	321,819	29,430	—
Credit Suisse Securities (Europe) Limited	Receives	E2V Technologies plc	105,000	1-month USD LIBOR plus a specified amount	01/08/2018	326,214	50,791	—
Credit Suisse Securities (Europe) Limited	Receives	Inmarsat plc	80,000	1-month USD LIBOR plus a specified amount	12/12/2016	827,950	529	—
Credit Suisse Securities (Europe) Limited	Receives	Interserve plc	58,000	1-month USD LIBOR plus a specified amount	01/08/2018	226,442	55,075	—
Credit Suisse Securities (Europe) Limited	Receives	Kingfisher plc	140,000	1-month USD LIBOR plus a specified amount	12/12/2016	623,107	50,953	—
Credit Suisse Securities (Europe) Limited	Receives	Laird plc	60,000	1-month USD LIBOR plus a specified amount	01/08/2018	232,901	291	—
Credit Suisse Securities (Europe) Limited	Receives	NMC Health plc	25,000	1-month USD LIBOR plus a specified amount	01/08/2018	365,603	—	(40,879)
Credit Suisse Securities (Europe) Limited	Receives	Nokia Oyj	38,500	1-month USD LIBOR plus a specified amount	07/10/2017	221,241	25,395	—
Credit Suisse Securities (Europe) Limited	Receives	Northgate plc	45,000	1-month USD LIBOR plus a specified amount	01/08/2018	227,501	34,244	—
Credit Suisse Securities (Europe) Limited	Receives	Paragon Group Companies plc	100,000	1-month USD LIBOR plus a specified amount	01/08/2018	360,905	55,327	—
Credit Suisse Securities (Europe) Limited	Receives	Paysafe Group plc	50,000	1-month USD LIBOR plus a specified amount	01/08/2018	255,426	12,639	—
Credit Suisse Securities (Europe) Limited	Receives	Playtech plc	24,000	1-month USD LIBOR plus a specified amount	01/08/2018	276,177	26,045	—
Credit Suisse Securities (Europe) Limited	Receives	Renault SA	6,600	1-month USD LIBOR plus a specified amount	12/12/2016	577,391	86,332	—
Credit Suisse Securities (Europe) Limited	Receives	Royal Dutch Shell plc B Shares	25,000	1-month USD LIBOR plus a specified amount	12/12/2016	662,387	—	(41,192)
Credit Suisse Securities (Europe) Limited	Receives	Sports Direct International	125,000	1-month USD LIBOR plus a specified amount	12/12/2016	478,923	11,415	—
Credit Suisse Securities (Europe) Limited	Receives	St. Modwen Properties plc	90,000	1-month USD LIBOR plus a specified amount	01/08/2018	336,130	61,734	—
Credit Suisse Securities (Europe) Limited	Receives	Taylor Wimpey plc	300,000	1-month USD LIBOR plus a specified amount	12/12/2016	614,213	132,610	—
Credit Suisse Securities (Europe) Limited	Receives	Victrex plc	20,000	1-month USD LIBOR plus a specified amount	01/08/2018	391,212	—	(8,587)
Credit Suisse Securities (Europe) Limited	Pays	AO World plc	(120,000)	1-month USD LIBOR less a specified amount	01/08/2018	(233,457)	—	(14,331)
Credit Suisse Securities (Europe) Limited	Pays	Afren plc(a)(b)	(950,000)	1-month USD LIBOR less a specified amount	01/08/2018	(1,257)	54,764	—
Credit Suisse Securities (Europe) Limited	Pays	Airbus Group NV	(8,000)	1-month USD LIBOR less a specified amount	12/12/2016	(470,723)	—	(25,580)
Credit Suisse Securities (Europe) Limited	Pays	Allied Minds plc	(65,000)	1-month USD LIBOR less a specified amount	01/08/2018	(318,548)	—	(41,206)
Credit Suisse Securities (Europe) Limited	Pays	Avanti Communications Group plc	(161,486)	1-month USD LIBOR less a specified amount	01/08/2018	(53,964)	75,870	—
Credit Suisse Securities (Europe) Limited	Pays	Carillion plc	(110,000)	1-month USD LIBOR less a specified amount	01/08/2018	(388,261)	—	(65,948)
Credit Suisse Securities (Europe) Limited	Pays	Evraz plc	(140,000)	1-month USD LIBOR less a specified amount	01/08/2018	(317,204)	—	(20,397)
Credit Suisse Securities (Europe) Limited	Pays	Fenner plc	(175,000)	1-month USD LIBOR less a specified amount	01/08/2018	(372,882)	—	(8,817)
Credit Suisse Securities (Europe) Limited	Pays	Foxtons Group plc	(175,000)	1-month USD LIBOR less a specified amount	01/08/2018	(254,764)	—	(17,389)
Credit Suisse Securities (Europe) Limited	Pays	Giant Manufacturing	(37,000)	1-month USD LIBOR less a specified amount	09/21/2017	(249,193)	19,595	—
Credit Suisse Securities (Europe) Limited	Pays	John Menzies plc	(35,000)	1-month USD LIBOR less a specified amount	01/08/2018	(273,292)	—	(21,771)
Credit Suisse Securities (Europe) Limited	Pays	Mitie Group plc	(120,000)	1-month USD LIBOR less a specified amount	01/08/2018	(394,970)	—	(37,779)
Credit Suisse Securities (Europe) Limited	Pays	SSE plc	(35,000)	1-month USD LIBOR less a specified amount	12/12/2016	(702,223)	—	(3,937)
Credit Suisse Securities (Europe) Limited	Pays	Woodford Patient Capital Trust	(242,716)	1-month USD LIBOR less a specified amount	12/12/2016	(291,509)	—	(30,998)
Total							$1,163,867	$(378,811)

(1)
Receive indicates the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay indicates the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(a)	The contract has been deemed illiquid by the Adviser according to policies and procedures adopted by the Board of Trustees.

(b)	Fair valued at July 31, 2016 as determined in good faith using procedures approved by the Board of Trustees.

During the year ended July 31, 2016, average monthly notional value related to swap contracts, including both centrally-cleared and over-the- counter, was approximately $9.3 million, or 28.0% of ending net assets.

See notes to financial statements

Portfolio of investments
International Long/Short Equity Fund
 July 31, 2016 (continued)
FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY
The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of July 31, 2016.

	Financial Derivative Assets			Financial Derivative Liabilities
	Unrealized			Unrealized
	Appreciation	Value(1)		Depreciation	Value(1)
	Forward		Total	Forward		Total	Net
	Foreign		Over-	Foreign		Over-	Value	Collateral
	Currency	Swap	the-	Currency	Swap	the-	of OTC	(Received)	Net
	Contracts	Contracts	Counter	Contracts	Contracts	Counter	Derivatives	/Pledged	Exposure(2)
Amounts subject to a master netting agreement:
BNP Paribas
Securities
Services	$37,108	$—	$37,108	$(63,571)	$—	$(63,571)	$(26,463)	$—	$(26,463)
Credit Suisse
Securities
(Europe) Limited	—	1,163,867	1,163,867	—	(378,811)	(378,811)	785,056	880,000	1,665,056
UBS AG	—	—	—	(8,758)	—	(8,758)	(8,758)	—	(8,758)
	$37,108	$1,163,867	$1,200,975	$(72,329)	$(378,811)	$(451,140)	$749,835	$880,000	$1,629,835

(1)	Value on swap contracts is represented by "unrealized appreciation/(depreciation)" on equity swaps.
(2)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, "Derivative instruments," in the Notes to Financial Statements for more information regarding master netting arrangements.

	Cost or Premiums, net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$—	$1,200,975	$(463,372)
See notes to financial statements

Portfolio of investments
International Long/Short Equity Fund
 July 31, 2016 (continued)
Other information:

Currency exposure of portfolio assets before
any currency hedging, if applicable.	% of net
Excludes derivatives:	investments
US Dollar	69
British Pound	9
Japanese Yen	9
Swiss Franc	5
Hong Kong Dollar	2
Euro	2
Korean Won	1
Singapore Dollar	1
Taiwan Dollar	1
Australian Dollar	1
Norwegian Krone	0 *
100%

* Less than 0.5% of total investments.

Industry concentration as	% of net
a percentage of net assets:	assets
Retail-Misc/Diversified	3.75%
Medical-Generic Drugs	3.54
Oil & Gas Exploration & Production	3.03
Property/Casualty Insurance	2.97
Medical - Drugs	2.94
Gambling (Non-Hotel)	2.49
Diversified Minerals	2.06
Life/Health Insurance	1.90
Wireless Equipment	1.90
Cruise Lines	1.54
Internet Application Software	1.37
Electronic Components-Semiconductors	1.34
Transport-Rail	1.32
Hotels & Motels	1.28
Semiconductor Components-Integrated Circuits	1.23
Medical-Biomedical/Gene	1.19
Commercial Banks Non-US	0.84
Web Portals/ISP	0.80
Airport Development & Maintenance	0.74
Cosmetics & Toiletries	0.71
Diversified Banking Institution	0.68
Electric Products-Miscellaneous	0.67
Computer Services	0.67
Real Estate Operations/Development	0.66
Industrial Automation/Robot	0.66
Electronic Components-Miscellaneous	0.64
Medical Products	0.16
Long-Term Investments	41.08
Short-Term Investment	68.80
Securities Sold Short
Food-Retail	(3.85)
Athletic Footwear	(3.44)
Oil & Gas Refining & Marketing	(2.96)
Transport-Services	(2.74)
Paper & Related Products	(2.48)
Medical - Drugs	(1.91)
Commercial Banks Non-US	(1.67)
Oil Comp-Integrated	(1.60)
Machinery-Construction & Mining	(1.54)
Cosmetics & Toiletries	(1.50)
Diversified Manufacturing Operations	(1.38)
Finance - Investment Banking & Brokerage	(1.17)
Airlines	(0.92)
Casino Hotels	(0.88)
Steel-Specialty	(0.84)
Real Estate Operations/Development	(0.83)
Food-Miscellaneous/Diversified	(0.76)
Financial Derivative Instruments	2.21
Net other assets and liabilities	18.38
100.00%
See notes to financial statements

Portfolio of investments
International Long/Short Equity Fund
 July 31, 2016 (continued)
Fair Value Measurement
The following table summarizes the Fund's investments that are measured at fair value by level within the fair value hierarchy at July 31, 2016:

	Quoted prices	Significant
	in active	other		Significant
	markets for	observable		unobservable
	identical assets	inputs		inputs
Description	(Level 1)	(Level 2)		(Level 3)	Total
Assets
Common Stocks
Australia	$396,718	$—		$—	$396,718
China	723,103	—		—	723,103
Finland	632,117	—		—	632,117
Hong Kong	417,428	—		—	417,428
India	499,652	—		—	499,652
Ireland	925,727	—		—	925,727
Israel	1,177,000	—		—	1,177,000
Japan	3,137,683	—		—	3,137,683
Singapore	424,008	—		—	424,008
Switzerland	1,674,732	—		—	1,674,732
Taiwan	410,676	—		—	410,676
United Kingdom	1,943,865	—		—	1,943,865
United States	849,514	—		—	849,514
Total Common Stocks	13,212,223	—		—	13,212,223
Preferred Stock
Korea	447,208	—		—	447,208
Total Preferred Stock	447,208	—		—	447,208
Warrants
Norway	—	—	*	—	—
Total Warrants	—	—	*	—	—
Short-Term Investment	22,880,368	—		—	22,880,368
Total Investments	$36,539,799	$—		$—	$36,539,799
Liabilities
Securities Sold Short
Australia	$(279,920)	$—		$—	$(279,920)
Austria	(531,386)	—		—	(531,386)
Cayman Islands	(292,328)	—		—	(292,328)
China	(576,799)	—		—	(576,799)
Finland	(1,808,723)	—		—	(1,808,723)
Germany	(1,148,466)	—		—	(1,148,466)
Hong Kong	(552,959)	—		—	(552,959)
Japan	(1,854,864)	—		—	(1,854,864)
Singapore	(536,735)	—		—	(536,735)
Spain	(635,796)	—		—	(635,796)
Sweden	(1,003,740)	—		—	(1,003,740)
Switzerland	(912,092)	—		—	(912,092)
Total Common Stocks	(10,133,808)	—		—	(10,133,808)
See notes to financial statements

Portfolio of investments
International Long/Short Equity Fund
 July 31, 2016 (continued)
Fair Value Measurements (continued)

Financial Derivative Instruments – Assets
Over-the-counter	$—	$1,146,211	$54,764	$1,200,975
Total Financial Derivative Instruments – Assets	$—	$1,146,211	$54,764	$1,200,975
Financial Derivative Instruments – Liabilities
Exchange-traded or centrally cleared	$(12,232)	$—	$—	$(12,232)
Over-the-counter	—	(451,140)	—	(451,140)
Total Financial Derivative Instruments – Liabilities	$(12,232)	$(451,140)	$—	$(463,372)
* Fund held a level 2 security that was fair valued at $0 at July 31, 2016.
During the year ended July 31, 2016, there were no transfers in or out of security levels other than the following. On July 31, 2015, all of the equity swaps held by the Fund were valued based upon the last reported sale price or official closing price on the underlying equity, plus/minus accrued dividends. At July 31, 2016, the short equity swap on Afren plc was valued based upon a fair value price ascribed by the Adviser in accordance with fair value pricing procedures approved by the Board of Trustees. Accordingly, using the end of the reporting period method for determining when transfers between levels are recognized, equity swaps valued at $54,764 on July 31, 2016 were transferred from Level 2 to Level 3.
Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

					Change in
	Balance as	Accrued			unrealized						Balance as
	of July 31,	discounts/	Realized		appreciation/				Transfers in	Transfers out	of July 31,
Investment	2015	premiums	gain/(loss	)	(depreciation	)	Purchases	Sales	to level 3	of level 3	2016
Equity Swap
Afren plc	$0	$0	$0		$15,142		$0	$0	$39,622	$0	$54,764
	$0	$0	$0		$15,142		$0	$0	$39,622	$0	$54,764
The Fund's Adviser has determined that the short equity swap on the underlying referenced security Afren plc ("Afren") is a Level 3 investment due to the lack of observable inputs that may be used in the determination of fair value. In accordance with the pricing procedures approved by the Board of Trustees, equity swap contracts are valued using the last traded exchange price on the underlying equity security. Afren was an international oil exploration and production company that traded on the London Stock Exchange. In July 2015, Afren's stock was suspended from trading at a last traded price of 0.01785 GBP as the result of management's announcement that it was unable to accurately assess its financial position due to reduced production levels and inability to raise capital. Subsequently, in August 2015, the stock was formally delisted from the exchange as the company was taken into bankruptcy proceedings. As the Fund's position is "short," it benefitted from the ultimate decline in the company's value and eventual delisting. Accordingly, pending the company's liquidation and given the likelihood that the sale of the company's assets will not be sufficient to cover its outstanding debt, the fair valuation of the security underlying the equity swap reflects only inconsequential final costs associated with the termination of the contract but which is otherwise deemed worthless.
See notes to financial statements

Portfolio of investments
International Long/Short Equity Fund
 July 31, 2016 (continued)
Fair Value of Financial Derivative Instruments
The following is a summary of the fair valuation of the Fund's financial derivative instruments categorized by risk exposure:
Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2016

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Financial Derivative Instruments - Assets
Over-the-Counter
Forward Foreign Currency Contracts	$37,108	$—	$—	$—	$—	$37,108
Swap Contracts	—	1,163,867	—	—	—	1,163,867
Total	37,108	1,163,867	—	—	—	1,200,975
Financial Derivative Instruments - Liabilities
Exchange-traded
Futures Contracts	—	(12,232)	—	—	—	(12,232)
	—	(12,232)	—	—	—	(12,232)
Over-the-Counter
Forward Foreign Currency Contracts	(72,329)	—	—	—	—	(72,329)
Swap Contracts	—	(378,811)	—	—	—	(378,811)
Total	(72,329)	(391,043)	—	—	—	(463,372)
Net	$(35,221)	$772,824	$—	$—	$—	$737,603

Effect of Financial Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2016

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Net realized gain/(loss) from financial derivative instruments:
Futures Contracts	$—	$(127,100)	$—	$—	$—	$(127,100)
Forward Foreign Currency Contracts	(247,253)	—	—	—	—	(247,253)
Swap Contracts	—	(301,383)	—	—	—	(301,383)
Total	$(247,253)	$(428,483)	$—	$—	$—	$(675,736)

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Net change in unrealized appreciation/(depreciation) of financial derivative instruments
Futures Contracts	$—	$(2,201)	$—	$—	$—	$(2,201)
Forward Foreign Currency Contracts	(50,079)	—	—	—	—	(50,079)
Swap Contracts	—	635,097	—	—	—	635,097
Total	$(50,079)	$632,896	$—	$—	$—	$582,817
See notes to financial statements

Portfolio of investments
International Opportunities Fund
 July 31, 2016

		Value
Shares		(note 2)

Common stocks – 96.98%

	Australia – 0.97%
528,469	CSL, Ltd.	$47,389,983

	Brazil – 0.31%
1,163,702	Engie Brasil Energia S.A.	15,149,229

	Chile – 1.10%
47,678,956	Aguas Andinas S.A., Class A	28,771,972
1,879,423	Antofagasta plc (a)	12,449,047
1,260,203	Empresa Nacional de
	Telecomunicaciones S.A. *	12,416,075
		53,637,094

	China – 1.94%
180,000	Baidu, Inc., ADR *	28,728,000
2,743,800	Tencent Holdings, Ltd.	65,956,731
		94,684,731

	Finland – 3.19%
15,000,000	Nokia Oyj (a)	86,197,837
12,100,000	Nokia Oyj	69,478,810
		155,676,647

	France – 11.09%
1,900,000	Accor S.A.	79,498,219
910,000	Essilor International S.A.	116,540,929
1,600,000	Renault S.A.	139,973,660
1,111,369	Sodexo	130,153,035
3,800,000	Vivendi S.A.	74,708,146
		540,873,989

	Germany – 11.31%
657,647	Continental AG	137,859,312
4,302,380	Deutsche Post AG	128,380,579
1,646,348	Fresenius SE & Co., KGaA	122,934,866
668,492	ProSiebenSat.1 Media SE	30,560,138
1,502,776	SAP SE	131,736,977
		551,471,872

	Hong Kong – 2.11%
8,649,400	AIA Group, Ltd.	53,568,219
3,462,000	Cheung Kong Property
	Holdings, Ltd.	24,720,922
2,082,000	CK Hutchison Holdings, Ltd.	24,366,570
		102,655,711

		Value
Shares		(note 2)

	India – 4.24%
5,176,098	Housing Development
	Finance Corp., Ltd.	$106,249,679
2,040,000	Infosys, Ltd.	32,738,673
1,328,273	Lupin, Ltd.	34,562,661
849,800	Tata Consultancy
	Services, Ltd.	33,300,590
		206,851,603

	Ireland – 0.81%
505,734	ICON plc *	39,280,360

	Israel – 3.40%
3,100,000	Teva Pharmaceutical
	Industries, Ltd., ADR	165,850,000

	Italy – 1.60%
11,200,000	Poste Italiane SpA (b)	77,946,993

	Japan – 16.88%
1,394,300	Denso Corp. (a)	55,288,262
985,100	East Japan Railway Co.	91,573,220
358,300	Fanuc, Ltd. (a)	60,837,433
12,538,000	Fujitsu, Ltd. (a)	53,206,782
14,414,000	Hitachi, Ltd.	67,312,893
3,400,100	Inpex Corp.	27,211,463
2,633,100	Japan Post
	Holdings Co., Ltd.	35,173,375
15,274,000	Mitsubishi Heavy
	Industries, Ltd.	66,329,293
678,000	Mitsui Fudosan Co., Ltd.	14,974,009
1,505,400	NTT Data Corp.	75,391,719
2,020,400	Seven & I Holdings Co., Ltd.	85,203,912
3,595,400	Sumitomo Electric
	Industries, Ltd.	50,547,374
1,302,900	Sumitomo Mitsui
	Financial Group, Inc.	42,240,341
994,000	Takeda Pharmaceutical
	Co., Ltd. (a)	44,695,173
1,336,900	Tokio Marine
	Holdings, Inc. (a)	52,933,562
		822,918,811

	Korea – 2.15%
49,973	Samsung
	Electronics Co., Ltd.	68,659,061
1,174,348	SK Hynix, Inc.	36,064,430
		104,723,491

	Netherlands – 2.21%
4,517,647	Koninklijke Ahold
	Delhaize N.V.	107,883,625
See notes to financial statements

Portfolio of investments
International Opportunities Fund
 July 31, 2016 (continued)

		Value
Shares		(note 2)

	Panama – 1.53%
1,600,000	Carnival Corp.	$74,752,000

	Philippines – 0.74%
1,950,140	Ayala Corp.	36,014,048

	Poland – 0.44%
669,575	Bank Pekao S.A.	21,194,302

	Singapore – 0.73%
5,628,200	City Developments, Ltd. (a)	35,724,608

	South Africa – 1.49%
2,511,585	Shoprite Holdings, Ltd.	36,783,808
3,582,124	Standard Bank Group, Ltd.	35,753,500
		72,537,308

	Spain – 2.63%
2,730,374	Amadeus IT Holding S.A.,
	A Shares (a)	128,192,234

	Sweden – 1.32%
3,900,000	Lundin Petroleum AB *	64,536,637

	Switzerland – 2.44%
465,785	Roche Holding AG	118,945,303

	Taiwan – 2.69%
4,400,900	Delta Electronics, Inc.	23,160,455
2,717,000	Taiwan Semiconductor
	Manufacturing Co., Ltd.	14,681,656
1,663,233	Taiwan Semiconductor
	Manufacturing Co., Ltd., ADR	46,204,612
23,101,000	Uni-President
	Enterprises Corp.	47,181,819
		131,228,542

	United Kingdom – 15.01%
5,818,996	ARM Holdings plc	128,763,214
37,000,000	Barclays plc	75,679,492
8,669,487	Capita plc	110,146,857
353,234	Delphi Automotive plc	23,956,330
19,500,000	Kingfisher plc	86,789,853
5,250,000	Royal Dutch Shell plc,
	B Shares	139,101,192
27,340,215	Saga plc	73,633,224
23,384,450	Standard Life plc	93,741,934
		731,812,096

		Value
Shares		(note 2)

	United States – 4.65%
335,602	Apple, Inc.	$34,973,084
434,539	Cardinal Health, Inc.	36,327,460
596,330	Cognizant Technology
	Solutions Corp., Class A *	34,283,012
362,026	CVS Health Corp.	33,567,051
357,116	MasterCard, Inc., Class A	34,011,728
26,773	The Priceline Group, Inc. *	36,165,236
222,124	Visa, Inc., A Shares	17,336,778
		226,664,349
	Total common stocks
	(Cost $4,232,216,578)	4,728,595,566
	Total long-term investments
	(Cost $4,232,216,578)	4,728,595,566

Short-term investment – 4.98%
243,011,437	Fidelity Investments Money
	Market Treasury Portfolio	243,011,437
	Total short-term investment
	(Cost $243,011,437)	243,011,437

Other securities – 2.33%

	United States – 2.33%
113,569,730	State Street Navigator
	Securities Lending
	Prime Portfolio (c)	113,569,730
	Total other securities
	(Cost $113,569,730)	113,569,730

Total investments – 104.29%
	(Cost $4,588,797,745)	5,085,176,733

Financial Derivative Instruments (d)
(Cost or Premiums, net $0) – (0.18)%		(8,556,008)
Net other assets and liabilities – (4.11)%		(200,730,652)
Total net assets – 100.00%		$4,875,890,073

*	Non-income producing security
(a)	All or a portion of this security is on loan on an overnight and continuous basis; see notes to financial statements for further information.
(b)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At July 31, 2016, the restricted securities held by the Fund had an aggregate value of $77,946,993, which represented 1.6% of net assets.

(c)	Represents cash collateral received from securities lending transactions; see notes to financial statements for further information.
(d)	Information with respect to financial derivative instruments is disclosed in the following tables.
ADR	American Depositary Receipt
See notes to financial statements

Portfolio of investments
International Opportunities Fund
 July 31, 2016 (continued)
(d) FINANCIAL DERIVATIVE INSTRUMENTS
OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS
FORWARD FOREIGN CURRENCY CONTRACTS

						Unrealized
			Local		Current	appreciation/
		Value	amount		notional	(depreciation)
	Counterparty	date	(000's	)	value	Asset	Liability
British Pound (Short)	Citibank, N.A.	10/05/16	230,046		$304,794,194	$—	$(4,794,194)
Japanese Yen (Short)	Citibank, N.A.	10/27/16	15,638,250		153,761,814	—	(3,761,814)
Total						$—	$(8,556,008)
During the year ended July 31, 2016, average monthly notional value related to forward foreign currency contracts was approximately $409.9 million or 8.4% of net assets.
FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY
The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of July 31, 2016.

	Financial Derivative Assets		Financial Derivative Liabilities
	Unrealized		Unrealized
	Appreciation		Depreciation
	Forward		Forward
	Foreign	Total	Foreign	Total	Net Value of	Collateral
	Currency	Over-the-	Currency	Over-the-	OTC	(Received) /	Net
	Contracts	Counter	Contracts	Counter	Derivatives	Pledged	Exposure(1)
Amounts subject to a master netting agreement:
Citibank, N.A.	$—	$—	$(8,556,008)	$(8,556,008)	$(8,556,008)	$—	$(8,556,008)
	$—	$—	$(8,556,008)	$(8,556,008)	$(8,556,008)	$—	$(8,556,008)

(1)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, "Derivative instruments," in the Notes to Financial Statements for more information regarding master netting arrangements.

	Cost or Premiums, net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$—	$—	$(8,556,008)
See notes to financial statements

Portfolio of investments
International Opportunities Fund
 July 31, 2016 (continued)
Other information:

Currency exposure of portfolio assets before
any currency hedging, if applicable.	% of total
Excludes derivatives:	investments
Euro	31%
US Dollar	19
Japanese Yen	16
British Pound	14
Indian Rupee	4
Hong Kong Dollar	3
Swiss Franc	2
Korean Won	2
Taiwan Dollar	2
South African Rand	2
Swedish Krona	1
Australian Dollar	1
Chilean Peso	1
Philippine Peso	1
Singapore Dollar	1
Polish Zloty	0 *
Brazilian Real	0 *
100%

* Less than 0.5% of total investments.

Industry concentration as	% of net
a percentage of net assets:	assets
Pharmaceuticals	7.47%
Auto Parts & Equipment	5.49
Life & Health Insurance	5.34
Food Retail	4.71
IT Consulting & Other Services	4.69
Semiconductors	4.63
Data Processing & Outsourced Services	3.68
Diversified Banks	3.59
Communications Equipment	3.19
Hotels, Resorts & Cruise Lines	3.16
Automobile Manufacturers	2.87
Integrated Oil & Gas	2.85
Application Software	2.70
Restaurants	2.67
Air Freight & Logistics	2.63
Industrial Machinery	2.61
Health Care Equipment	2.52
Health Care Supplies	2.39
Human Resource & Employment Services	2.26
Thrifts & Mortgage Finance	2.18
Technology Hardware, Storage & Peripherals	2.13
Internet Software & Services	1.94
Oil & Gas Exploration & Production	1.88
Railroads	1.88
Home Improvement Retail	1.78
Movies & Entertainment	1.53
Multi-line Insurance	1.51
Electronic Equipment & Instruments	1.38
Property & Casualty Insurance	1.09
Diversified Real Estate Activities	1.04
Real Estate Development	1.01
Biotechnology	0.97
Packaged Foods & Meats	0.97
Life Sciences Tools & Services	0.81
Health Care Distributors	0.74
Internet Retail	0.74
Multi-Sector Holdings	0.74
Drug Retail	0.69
Broadcasting	0.63
Water Utilities	0.59
Electronic Components	0.48
Renewable Electricity	0.31
Diversified Metals & Mining	0.26
Wireless Telecommunication Services	0.25
Total Long-Term Investments	96.98
Short-Term Investment	4.98
Other securities	2.33
Total Investments	104.29
Financial Derivative Instruments	(0.18)
Net Other Assets and Liabilities	(4.11)
100.00%
See notes to financial statements

Portfolio of investments
International Opportunities Fund
 July 31, 2016 (continued)
Fair Value Measurement
The following table summarizes the Fund's investments that are measured at fair value by level within the fair value hierarchy at July 31, 2016:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets

Common Stocks
Australia	$47,389,983	$—	$—	$47,389,983
Brazil	15,149,229	—	—	15,149,229
Chile	53,637,094	—	—	53,637,094
China	94,684,731	—	—	94,684,731
Finland	155,676,647	—	—	155,676,647
France	540,873,989	—	—	540,873,989
Germany	551,471,872	—	—	551,471,872
Hong Kong	102,655,711	—	—	102,655,711
India	206,851,603	—	—	206,851,603
Ireland	39,280,360	—	—	39,280,360
Israel	165,850,000	—	—	165,850,000
Italy	77,946,993	—	—	77,946,993
Japan	822,918,811	—	—	822,918,811
Korea	104,723,491	—	—	104,723,491
Netherlands	107,883,625	—	—	107,883,625
Panama	74,752,000	—	—	74,752,000
Philippines	36,014,048	—	—	36,014,048
Poland	21,194,302	—	—	21,194,302
Singapore	35,724,608	—	—	35,724,608
South Africa	72,537,308	—	—	72,537,308
Spain	128,192,234	—	—	128,192,234
Sweden	64,536,637	—	—	64,536,637
Switzerland	118,945,303	—	—	118,945,303
Taiwan	131,228,542	—	—	131,228,542
United Kingdom	731,812,096	—	—	731,812,096
United States	226,664,349	—	—	226,664,349
Total Common Stocks	4,728,595,566	—	—	4,728,595,566
Short-term Investment	243,011,437	—	—	243,011,437
Other Securities	113,569,730	—	—	113,569,730
Total Investments	$5,085,176,733	$—	$—	$5,085,176,733
Liabilities

Financial Derivative Instruments – Liabilities
Over-the-counter	$—	$(8,556,008)	$—	$(8,556,008)
Total Financial Derivative Instruments – Liabilities	$—	$(8,556,008)	$—	$(8,556,008)

During the year ended July 31, 2016, there were no transfers in or out of security levels.
See notes to financial statements

Portfolio of investments
International Opportunities Fund
 July 31, 2016 (continued)
Fair Value of Financial Derivative Instruments
The following is a summary of the fair valuation of the Fund's financial derivative instruments categorized by risk exposure:
Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2016

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Financial Derivative Instruments – Liabilities
Over-the-Counter
Forward Foreign Currency Contracts	$(8,556,008)	$—	$—	$—	$—	$(8,556,008)
Total	$(8,556,008)	$—	$—	$—	$—	$(8,556,008)
Effect of Financial Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2016

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Net realized gain/(loss) from financial derivative instruments:
Forward Foreign Currency Contracts	$(17,943,901)	$—	$—	$—	$—	$(17,943,901)
Total	$(17,943,901)	$—	$—	$—	$—	$(17,943,901)

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Net change in unrealized appreciation/(depreciation) of financial derivative instruments
Forward Foreign Currency Contracts	$(14,028,049)	$—	$—	$—	$—	$(14,028,049)
Total	$(14,028,049)	$—	$—	$—	$—	$(14,028,049)
See notes to financial statements

Portfolio of investments
International Select Equity Fund
 July 31, 2016

		Value
Shares		(note 2)

Common stocks – 95.97%

	Belgium – 6.45%
11,311	KBC Groep N.V. *	$587,835
13,159	Ontex Group N.V.	475,264
		1,063,099

	Canada – 2.94%
16,500	Gildan Activewear, Inc. (a)	484,138

	Finland – 3.00%
86,000	Nokia Oyj	493,816

	France – 6.37%
30,000	Orange S.A.	459,163
7,574	Rexel S.A.	112,578
10,000	Total S.A.	478,057
		1,049,798

	Germany – 3.33%
6,251	SAP SE	547,978

	Hong Kong – 2.68%
71,400	AIA Group, Ltd.	442,201

	Israel – 3.10%
9,532	Teva Pharmaceutical
	Industries, Ltd., ADR	509,962

	Japan – 18.19%
12,725	FUJIFILM Holdings Corp.	465,051
10,800	Japan Tobacco, Inc. (a)	426,030
17,000	NTT DoCoMo, Inc.	458,093
46,500	Panasonic Corp.	460,739
6,800	Sumitomo Mitsui Financial
	Group, Inc. (a)	220,458
14,300	Tokio Marine Holdings, Inc. (a)	566,198
3,500	Tsuruha Holdings, Inc.	401,333
		2,997,902

	Korea – 3.05%
14,099	Shinhan Financial
	Group Co., Ltd.	502,839

	Netherlands – 7.20%
4,606	ASML Holding N.V. (a)	509,492
18,352	Koninklijke Ahold Delhaize N.V.	438,255
11,047	Yandex N.V., Class A *	239,168
		1,186,915

	Portugal – 2.61%
31,500	Galp Energia, SGPS, S.A.	430,000

	Spain – 2.81%
27,348	Grifols S.A., ADR	463,275

		Value
Shares		(note 2)

	Switzerland – 11.89%
25,000	Coca-Cola HBC AG *	$516,476
4,105	Dufry AG *	472,676
11,926	Julius Baer Group, Ltd. *	489,493
5,800	Novartis AG	480,541
		1,959,186

	United Kingdom – 20.26%
9,829	Carnival plc	473,758
91,852	DS Smith plc	476,764
72,000	Merlin Entertainments plc (b)	450,905
188,000	Rentokil Initial plc	534,938
17,323	Royal Dutch Shell plc, B Shares	458,981
153,000	Vodafone Group plc	464,811
21,250	WPP plc	477,534
		3,337,691

	United States – 2.09%
6,000	Cognizant Technology
	Solutions Corp., Class A *	344,940

	Total common stocks
	(Cost $15,023,908)	15,813,740

	Total long-term investments
	(Cost $15,023,908)	15,813,740

Short-term investment – 3.03%
499,339	Fidelity Investments Money
	Market Treasury Portfolio	499,339

	Total Short-term investment
	(Cost $499,339)	499,339

Other securities – 3.94%
649,973	State Street Navigator
	Securities Lending
	Prime Portfolio (c)	649,973

	Total other securities
	(Cost $649,973)	649,973

Total investments – 102.94%
	(Cost $16,173,220)	16,963,052
	Net other assets and liabilities – (2.94)%	(484,549)
	Total net assets – 100.00%	$16,478,503

*	Non-income producing security.
(a)	All or a portion of this security is on loan on an overnight and continuous basis; see notes to financial statements for further information.
See notes to financial statements

Portfolio of investments
International Select Equity Fund
 July 31, 2016 (continued)

(b)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At July 31, 2016, the restricted securities held by the Fund had an aggregate value of $450,905, which represented 2.7% of net assets.

(c)	Represents cash collateral received from securities lending transactions; see notes to financial statements for further information.
ADR	American Depositary Receipt
Other information:

Currency exposure of portfolio assets
before any currency hedging, if applicable.	% of total
Excludes derivatives:	investments
Euro	27%
British Pound	23
Japanese Yen	18
US Dollar	16
Swiss Franc	8
Korean Won	3
Canadian Dollar	3
Hong Kong Dollar	2
100%

Industry concentration as	% of net
a percentage of net assets:	assets
Oil Comp-Integrated	8.30%
Diversified Financial Services	6.02
Medical - Drugs	5.73
Cellular Telecommunications	5.60
Commercial Banks Non-US	4.90
Property/Casualty Insurance	3.44
Enterprise Software/Services	3.33
Diversified Operations/Commercial Services	3.25
Beverages-Non-Alcoholic	3.13
Medical-Generic Drugs	3.09
Semiconductor Equipment	3.09
Wireless Equipment	3.00
Apparel Manufacturers	2.94
Advertising Agencies	2.90
Paper & Related Products	2.89
Soap, Cleaning Compound & Toilet Preparation	2.88
Cruise Lines	2.87
Retail-Misc/Diversified	2.87
Photo Equipment & Supplies	2.82
Audio/Video Products	2.80
Telephone-Integrated	2.79
Resorts/Theme Parks	2.74
Life/Health Insurance	2.68
Food-Retail	2.66
Tobacco	2.59
Retail-Drug Store	2.44
Computer Services	2.09
Web Portals/ISP	1.45
Electronic Parts Distribution	0.68
Total Long-Term Investments	95.97
Short-Term Investment	3.03
Other Securities	3.94
Total Investments	102.94
Net Other Assets and Liabilities	(2.94)
100.00%
See notes to financial statements

Portfolio of investments
International Select Equity Fund
 July 31, 2016 (continued)
Fair Value Measurement
The following table summarizes the Fund's investments that are measured at fair value by level within the fair value hierarchy at July 31, 2016:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets

Common Stocks
Belgium	$1,063,099	$—	$—	$1,063,099
Canada	484,138	—	—	484,138
Finland	493,816	—	—	493,816
France	1,049,798	—	—	1,049,798
Germany	547,978	—	—	547,978
Hong Kong	442,201	—	—	442,201
Israel	509,962	—	—	509,962
Japan	2,997,902	—	—	2,997,902
Korea	502,839	—	—	502,839
Netherlands	1,186,915	—	—	1,186,915
Portugal	430,000	—	—	430,000
Spain	463,275	—	—	463,275
Switzerland	1,959,186	—	—	1,959,186
United Kingdom	3,337,691	—	—	3,337,691
United States	344,940	—	—	344,940
Total Common Stocks	15,813,740	—	—	15,813,740
Short-term Investment	499,339	—	—	499,339
Other Securities	649,973	—	—	649,973
Total Investments	$16,963,052	$—	$—	$16,963,052
During the year ended July 31, 2016, there were no transfers in or out of security levels.
See notes to financial statements

Portfolio of investments
Strategic Income Fund
 July 31, 2016

Face					Value
amount			Coupon	Maturity	(note 2)

Bank Loans(a) (b) – 10.34%

		France – 1.24%
EUR	2,995,238	Verallia Packaging SASU, Term Loan B (c)	4.500%	10/29/22	$3,382,549
EUR	1,890,500	Numericable - SFR SAS, Term Loan B	4.750%	1/30/23	2,121,834
					5,504,383

		Germany – 2.27%
EUR	3,817,647	Kirk Beauty Zero Gmbh, Term Loan B (c)	6.000%	8/13/22	4,306,736
EUR	3,000,000	Trionista Holdco Gmbh, Term Loan B1A3 (c)	3.250%	4/30/20	3,371,459
EUR	409,000	Kirk Beauty One Gmbh, Term Loan B (c)	4.750%	7/28/22	461,835
USD	893,690	KP Germany Erste Gmbh, Term Loan	5.000%	4/28/20	899,973
USD	987,525	Auris Luxembourg III Sarl, Term Loan B4	4.250%	1/17/22	992,463
					10,032,466

		Ireland – 0.63%
EUR	2,500,000	eircom Finco Sarl, Term Loan B-3	4.500%	5/31/22	2,809,940

		Luxembourg – 0.51%
EUR	1,984,925	SIG Combibloc PurchaseCo Sarl, Term Loan B	4.250%	3/13/22	2,241,493

		Netherlands – 1.12%
EUR	4,376,010	Charger OpCo B.V. Term Loan B (c)	4.250%	7/2/22	4,953,536

		United States – 4.57%
USD	3,999,003	Berry Plastics Group, Inc. Term Loan D (c)	3.500%	2/8/20	4,015,819
USD	3,999,600	DaVita HealthCare Partners, Inc. Term Loan B (c)	3.500%	6/24/21	4,033,337
USD	1,000,000	Delta 2 Lux Sarl, Term Loan B-3	4.750%	7/30/21	991,330
USD	1,600,000	Diebold, Inc., Term Loan B	5.250%	3/18/23	1,602,000
GBP	837,900	Equinix, Inc., Term Loan B	4.500%	1/8/23	1,117,235
USD	2,091,235	Klockner Pentaplast of America, Term Loan	5.000%	4/28/20	2,105,936
USD	3,985,156	Las Vegas Sands LLC, Term Loan B (c)	3.250%	12/19/20	3,995,956
EUR	769,000	Keurig Green Mountain, Term Loan B	5.000%	3/3/23	872,179
USD	1,477,440	Travelport Finance (Luxembourg) Sarl, Term Loan B	5.000%	9/2/21	1,482,241
					20,216,033
		Total bank loans
		(Cost $45,372,043)			45,757,851

Corporate bonds – 78.99%

		Belgium – 1.99%
EUR	7,000,000	Anheuser-Busch InBev S.A. (g)	2.000%	3/17/28	8,798,165

		Denmark – 0.39%
EUR	1,500,000	ISS Global A/S	1.125%	1/7/21	1,732,548
See notes to financial statements

Portfolio of investments
Strategic Income Fund
 July 31, 2016 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

		France – 8.12%
GBP	969,000	AXA S.A. (d)	5.625%	1/16/54	$1,398,940
USD	4,500,000	AXA S.A. (e) (f)	6.379%	12/14/36	4,931,325
USD	2,400,000	BNP Paribas S.A. (e) (f)	7.195%	6/25/37	2,663,700
USD	82,000	BNP Paribas S.A. (f)	6.250%	10/17/16	83,583
USD	4,084,000	BNP Paribas S.A. (f)	6.500%	9/6/16	4,151,182
USD	4,330,000	Credit Agricole S.A. (f)	7.375%	10/19/16	4,435,089
EUR	3,000,000	Elis S.A.	3.000%	4/30/22	3,439,025
EUR	848,000	Oberthur Technologies Holding SAS	9.250%	4/30/20	1,004,024
EUR	2,182,000	Orange S.A. (f)	4.250%	2/7/20	2,615,729
GBP	1,212,000	Orange S.A. (f)	5.750%	4/1/23	1,716,704
EUR	2,800,000	Orange S.A. (f)	5.000%	10/1/26	3,425,316
EUR	4,524,000	Sodexo	2.500%	6/24/26	6,049,974
					35,914,591

		Germany – 3.10%
EUR	1,500,000	Trionista TopCo GmbH	6.875%	4/30/21	1,773,428
EUR	909,000	Unitymedia GmbH (e)	3.750%	1/15/27	962,909
USD	200,000	Unitymedia Hessen GmbH & Co. KG (e)	5.000%	1/15/25	208,000
EUR	200,000	Unitymedia Hessen GmbH & Co. KG (e)	3.500%	1/15/27	223,035
EUR	4,200,000	Unitymedia Hessen GmbH & Co. KG	3.500%	1/15/27	4,683,746
EUR	5,000,000	WEPA Hygieneprodukte GmbH (e) (g)	3.750%	5/15/24	5,855,220
					13,706,338

		Ireland – 3.83%
USD	223,000	Ardagh Packaging Finance plc (e)	6.000%	6/30/21	228,017
EUR	3,350,000	Ardagh Packaging Finance plc (e)	6.750%	5/15/24	3,939,589
EUR	4,400,000	Ardagh Packaging Finance plc (e)	4.125%	5/15/23	5,112,896
EUR	2,700,000	eircom Finance DAC (c) (e)	4.500%	5/31/22	3,056,026
GBP	2,091,000	PGH Capital, Ltd.	5.750%	7/7/21	2,959,901
GBP	1,212,000	PGH Capital, Ltd.	6.625%	12/18/25	1,649,901
					16,946,330

		Italy – 0.04%
GBP	111,000	Enel SpA (d)	6.625%	9/15/76	157,884

		Luxembourg – 1.09%
EUR	290,000	Auris Luxembourg II S.A. (e)	8.000%	1/15/23	353,465
EUR	605,000	Auris Luxembourg II S.A.	8.000%	1/15/23	737,401
EUR	3,200,000	Telenet Finance VI Luxembourg S.C.A.	4.875%	7/15/27	3,734,121
					4,824,987

		Netherlands – 6.30%
GBP	1,250,000	Cooperatieve Rabobank UA (f)	6.910%	6/10/38	1,968,632
EUR	8,750,000	Deutsche Telekom International Finance B.V. (g)	1.500%	4/3/28	10,625,639
USD	4,350,000	ING Bank N.V. (d)	4.125%	11/21/23	4,436,717
EUR	700,000	InterXion Holding N.V. (e)	6.000%	7/15/20	829,658
EUR	2,000,000	TenneT Holding B.V.	1.750%	6/4/27	2,534,755
EUR	4,000,000	Teva Pharmaceutical Finance Netherlands II B.V.	1.875%	3/31/27	4,751,851
USD	840,000	Teva Pharmaceutical Finance Netherlands III B.V.	3.150%	10/1/26	860,278
USD	570,000	Teva Pharmaceutical Finance Netherlands III B.V.	4.100%	10/1/46	589,489
See notes to financial statements

Portfolio of investments
Strategic Income Fund
 July 31, 2016 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

		Netherlands (continued)
EUR	1,042,000	TMF Group Holding B.V.	9.875%	12/1/19	$1,253,202
					27,850,221

		Norway – 0.11%
EUR	424,000	Lock A.S.	7.000%	8/15/21	499,308

		Spain – 0.88%
USD	3,897,000	BBVA International Preferred SAU (f)	5.919%	4/18/17	3,906,743

		Switzerland – 1.50%
USD	6,300,000	UBS Group A.G. (f)	7.000%	2/19/25	6,642,562

		United Kingdom – 27.19%
GBP	1,434,000	AA Bond Co., Ltd. (e)	5.500%	7/31/22	1,860,531
GBP	205,000	Arqiva Broadcast Finance plc (e)	9.500%	3/31/20	294,368
GBP	2,260,000	Arqiva Broadcast Finance plc	9.500%	3/31/20	3,245,231
GBP	1,333,000	Aviva plc (d)	6.875%	5/20/58	2,138,164
GBP	1,300,000	Aviva plc (f)	6.875%	11/21/19	1,836,488
USD	4,040,000	Barclays Bank plc (f)	6.278%	12/15/34	4,236,263
GBP	700,000	Barclays Bank plc (f)	14.000%	6/15/19	1,168,441
GBP	950,000	BAT International Finance plc	6.000%	6/29/22	1,594,676
EUR	2,500,000	BAT International Finance plc	0.875%	10/13/23	2,883,466
GBP	1,869,000	BUPA Finance plc (f)	6.125%	9/16/20	2,699,855
GBP	2,509,000	Co-operative Group Holdings 2011, Ltd.	6.875%	7/8/20	3,619,626
EUR	3,000,000	Compass Group plc	1.875%	1/27/23	3,703,153
GBP	1,182,000	CPUK Finance, Ltd. (e)	7.000%	8/28/20	1,662,659
GBP	788,000	Daily Mail & General Trust	5.750%	12/7/18	1,123,887
EUR	2,900,000	Diageo Finance plc	2.375%	5/20/26	3,771,374
GBP	406,000	Galaxy Bidco, Ltd.	6.375%	11/15/20	542,119
EUR	2,250,000	GlaxoSmithKline Capital plc	1.375%	12/2/24	2,721,425
GBP	700,000	HBOS Capital Funding LP (f)	6.461%	11/30/18	989,411
GBP	909,000	HBOS Sterling Finance Jersey LP (f)	7.881%	12/9/31	1,555,199
GBP	2,212,000	Heathrow Funding, Ltd.	6.000%	3/20/20	3,376,650
GBP	300,000	Heathrow Funding, Ltd.	7.125%	2/14/24	529,240
GBP	3,275,000	HSBC Bank Capital Funding Sterling 1 LP (f)	5.844%	11/5/31	4,789,399
GBP	1,650,000	HSBC Bank plc	5.375%	8/22/33	2,690,973
EUR	2,934,000	Imperial Brands Finance plc	2.250%	2/26/21	3,544,159
GBP	1,750,000	Imperial Brands Finance plc	4.875%	6/7/32	2,982,296
USD	1,302,000	International Game Technology plc (e)	6.500%	2/15/25	1,380,120
USD	2,740,000	International Game Technology plc (e)	6.250%	2/15/22	2,883,850
GBP	2,607,000	Iron Mountain Europe plc	6.125%	9/15/22	3,609,462
GBP	1,000,000	ITV plc	6.125%	1/5/17	1,348,046
GBP	600,000	Legal & General Group plc (f)	6.385%	5/2/17	817,268
GBP	1,300,000	Legal & General Group plc (f)	5.875%	4/1/19	1,777,648
USD	2,591,000	Lloyds Banking Group plc (e) (f)	6.657%	5/21/37	2,850,100
EUR	1,786,000	Merlin Entertainments plc	2.750%	3/15/22	2,007,831
GBP	720,000	NGG Finance plc (d)	5.625%	6/18/73	1,064,433
USD	2,969,000	Prudential plc (f)	6.500%	9/23/16	3,037,483
GBP	362,000	Prudential plc (d)	5.700%	12/19/63	521,621
GBP	3,100,000	RAC Bond Co. plc	4.565%	5/6/23	4,440,896
EUR	128,000	Rexam plc (d)	6.750%	6/29/67	143,465
See notes to financial statements

Portfolio of investments
Strategic Income Fund
 July 31, 2016 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

		United Kingdom (continued)
EUR	810,000	Royal Bank of Scotland Group plc (f)	5.500%	9/30/16	$864,096
USD	1,430,000	Royal Bank of Scotland Group plc (f)	7.648%	9/30/31	1,683,825
GBP	612,000	Scottish Widows, Ltd.	7.000%	6/16/43	963,555
EUR	1,500,000	Sky plc	1.875%	11/24/23	1,799,492
USD	1,544,000	Sky plc (e)	3.750%	9/16/24	1,642,072
GBP	606,000	Standard Life plc (f)	6.750%	7/12/27	876,397
GBP	400,000	Standard Life plc (d)	5.500%	12/4/42	559,086
GBP	1,400,000	Standard Life plc (f)	6.546%	1/6/20	1,957,515
EUR	1,060,000	Synlab Bondco plc (e)	6.250%	7/1/22	1,268,036
EUR	760,000	Synlab Bondco plc	6.250%	7/1/22	909,158
GBP	1,576,000	Tesco plc	5.500%	1/13/33	2,175,695
GBP	343,158	Tesco Property Finance 3 plc	5.744%	4/13/40	455,130
GBP	67,000	Thames Water Utilities Finance, Ltd. (d)	5.375%	7/21/25	91,800
EUR	2,000,000	Virgin Media Finance plc	4.500%	1/15/25	2,269,809
GBP	1,863,000	Virgin Media Finance plc	7.000%	4/15/23	2,613,522
GBP	3,152,000	Virgin Media Secured Finance plc	6.250%	3/28/29	4,380,090
GBP	606,000	William Hill plc	7.125%	11/11/16	816,849
EUR	5,000,000	Worldpay Finance plc	3.750%	11/15/22	5,883,478
GBP	1,000,000	WPP 2012 Ltd.	6.000%	4/4/17	1,368,566
EUR	1,703,000	WPP Finance 2013	3.000%	11/20/23	2,248,243
					120,267,690

		United States – 24.45%
USD	2,900,000	Altria Group, Inc.	4.250%	8/9/42	3,317,713
USD	600,000	American Express Co. (d)	6.800%	9/1/66	604,410
USD	681,000	Aramark Services, Inc.	5.125%	1/15/24	704,835
USD	2,419,000	Aramark Services, Inc. (e)	4.750%	6/1/26	2,449,237
USD	3,241,000	AT&T, Inc.	4.750%	5/15/46	3,445,941
EUR	730,000	Ball Corp.	4.375%	12/15/23	908,993
EUR	3,750,000	Brown Forman Corp.	1.200%	7/7/26	4,378,204
USD	836,000	CCO Holdings LLC (e)	5.875%	5/1/27	884,070
USD	2,080,000	Charter Communications Operating LLC (e)	4.908%	7/23/25	2,300,763
USD	1,449,000	Charter Communications Operating LLC (e)	6.484%	10/23/45	1,744,631
USD	2,620,000	Comcast Corp.	4.600%	8/15/45	3,097,631
USD	2,000,000	Constellation Brands, Inc.	4.750%	12/1/25	2,182,500
USD	675,000	Cott Beverages, Inc.	5.375%	7/1/22	694,406
USD	2,426,000	CVS Health Corp.	3.875%	7/20/25	2,699,107
USD	800,000	CVS Health Corp.	5.125%	7/20/45	1,021,699
USD	3,752,000	Diamond 1 Finance Corp. (e)	8.100%	7/15/36	4,286,285
USD	3,868,000	Dresdner Funding Trust I (e)	8.151%	6/30/31	4,569,849
USD	5,000,000	Fresenius Medical Care US Finance II Inc. (e)	4.750%	10/15/24	5,350,000
USD	137,000	HCA, Inc.	5.000%	3/15/24	144,193
USD	2,000,000	Iron Mountain, Inc.	6.000%	8/15/23	2,135,000
EUR	3,200,000	Kellogg Co.	1.250%	3/10/25	3,726,390
USD	2,400,000	Kraft Heinz Foods Co. (e)	5.200%	7/15/45	2,911,980
USD	1,060,000	Kraft Heinz Foods Co.	5.000%	6/4/42	1,246,131
USD	1,864,000	Kraft Heinz Foods Co. (e)	3.000%	6/1/26	1,909,785
USD	1,730,000	Medtronic, Inc.	4.625%	3/15/45	2,121,862
USD	500,000	Microsoft Corp.	4.450%	11/3/45	578,005
USD	2,880,000	Molson Coors Brewing Co.	4.200%	7/15/46	3,047,754
USD	1,260,000	Newell Brands, Inc.	5.500%	4/1/46	1,572,454
USD	1,650,000	Newell Brands, Inc.	4.200%	4/1/26	1,804,782
USD	2,480,000	Oracle Corp.	4.000%	7/15/46	2,575,334
See notes to financial statements

Portfolio of investments
Strategic Income Fund
 July 31, 2016 (continued)

	Face				Value
	amount		Coupon	Maturity	(note 2)

		United States (continued)
EUR	4,367,000	Philip Morris International, Inc.	2.750%	3/19/25	$5,757,433
USD	420,000	Philip Morris International, Inc.	4.250%	11/10/44	478,733
USD	2,686,000	RBS Capital Trust II (f)	6.425%	1/3/34	2,806,870
EUR	4,000,000	RELX Capital, Inc.	1.300%	5/12/25	4,750,688
USD	1,000,000	Reynolds American, Inc.	6.150%	9/15/43	1,349,002
USD	1,365,000	Reynolds American, Inc.	5.850%	8/15/45	1,802,151
USD	2,830,000	S&P Global, Inc.	4.000%	6/15/25	3,099,849
USD	1,400,000	Sealed Air Corp. (e)	5.250%	4/1/23	1,489,250
USD	650,000	Service Corp. International	7.625%	10/1/18	729,625
USD	2,900,000	Service Corp. International	5.375%	5/15/24	3,110,250
USD	2,315,000	Sirius XM Radio, Inc. (e)	5.375%	4/15/25	2,383,732
USD	1,300,000	Sirius XM Radio, Inc. (e)	6.000%	7/15/24	1,386,125
USD	850,000	UnitedHealth Group, Inc.	4.750%	7/15/45	1,060,980
USD	818,000	Verizon Communications, Inc.	6.550%	9/15/43	1,117,025
USD	3,621,000	Wachovia Capital Trust III (f)	5.570%	8/29/16	3,625,526
USD	1,940,000	Walgreens Boots Alliance, Inc.	3.800%	11/18/24	2,089,549
USD	1,600,000	Walgreens Boots Alliance, Inc.	4.800%	11/18/44	1,817,910
USD	520,000	Walgreens Boots Alliance, Inc.	3.450%	6/1/26	545,698
USD	160,000	Walgreens Boots Alliance, Inc.	4.650%	6/1/46	180,659
USD	170,000	Zoetis, Inc.	4.500%	11/13/25	190,314
					108,185,313
		Total corporate bonds
		(Cost $347,142,861)			349,432,680

Foreign government obligations – 4.07%

		United Kingdom – 4.07%
GBP	1,846,952	United Kingdom Gilt	3.250%	1/22/44	3,367,593
GBP	5,831,000	United Kingdom Gilt	1.750%	7/22/19	8,085,324
GBP	4,625,000	United Kingdom Gilt	2.000%	7/22/20	6,552,605
					18,005,522
		Total Foreign government obligations
		(Cost $19,064,774)			18,005,522

		Value
Shares		(note 2)

Preferred stock – 0.32%

	United Kingdom – 0.32%
850,000	Nationwide Building Society (f)	1,421,960
	Total preferred stock
	(Cost $1,661,553)	1,421,960
	Total long-term investments
	(Cost $413,241,231)	414,618,013
Short-term investment - 11.81%
52,236,269	Fidelity Investments Money Market Treasury Portfolio (g)	52,236,269
	Total Short-term investment
	(Cost $52,236,269)	52,236,269
Total investments – 105.53%
	(Cost $465,477,500)	466,854,282
See notes to financial statements

Portfolio of investments
Strategic Income Fund
 July 31, 2016 (continued)

Financial Derivative Instruments (h)
(Cost or Premiums, net ($21,081)) – (0.40)%	$(1,781,633)
Net other assets and liabilities – (5.13)%	(22,689,354)
Total net assets – 100.00%	$442,383,295

(a)
Bank loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the "1933 Act"), and may be subject to contractual and legal restrictions on sale. Bank loan interests in the Fund's portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate ("LIBOR"), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(b)
Bank loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

(c)	Security is purchased on a delayed delivery basis.
(d)
Variable or Floating rate interest rate security. Includes fixed-to-floating rate corporate bond securities which currently pay a fixed coupon that will move to a floating rate coupon if the bond is not redeemed at the call date. Rate presented represents rate at July 31, 2016.

(e)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At July 31, 2016, the restricted securities held by the Fund had an aggregate value of $73,871,283, which represented 16.7% of net assets.

(f)	Maturity date is perpetual. Maturity date presented represents the next call date.
(g)
All or a portion of these securities and short-term investments were segregated for open futures contracts, open forward foreign currency contracts, delayed delivery purchases and swap contracts at July 31, 2016.

(h)	Information with respect to financial derivative instruments is disclosed in the following tables.
(h) FINANCIAL DERIVATIVE INSTRUMENTS
EXCHANGE-TRADED OR CENTRALLY-CLEARED FINANCIAL DERIVATIVE INSTRUMENTS
FUTURES CONTRACTS

			Current	Unrealized
	Number of	Expiration	notional	appreciation/(depreciation)
	contracts	date	value	Asset	Liability
UK Long Gilt Bond (Long)	178	9/28/16	$30,848,424	$174,050	$—
US Treasury 10 Year Note (Long)	96	9/21/16	12,772,500	52,500	—
Total				$226,550	$—
During the year ended July 31, 2016, average monthly notional value related to futures contracts was approximately $7.1 million or 1.6% of ending net assets.
FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY-CLEARED SUMMARY
The following is a summary of the value of exchange-traded or centrally-cleared financial derivative instruments as of July 31, 2016:

	Unrealized		Unrealized
	Appreciation		Depreciation
	Futures		Futures
	Contracts	Total	Contracts	Total
Total Exchange-Traded or
Centrally Cleared	$226,550	$226,550	$—	$—
OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS
FORWARD FOREIGN CURRENCY CONTRACTS

			Local		Current	Unrealized
		Value	amount		notional	appreciation/(depreciation)
	Counterparty	date	(000's	)	value	Asset	Liability
British Pound (Short)	BNP Paribas
	Securities Services	8/24/16	74,699		$98,893,844	$—	$(379,625)
Euro (Short)	BNP Paribas
	Securities Services	8/24/16	126,313		141,335,957	—	(1,468,429)
Total						$—	$(1,848,054)
See notes to financial statements

Portfolio of investments
Strategic Income Fund
 July 31, 2016 (continued)
During the year ended July 31, 2016, average monthly notional value related to forward foreign currency contracts was approximately $189.9 million or 42.9% of ending net assets.
Credit Default Swap Contracts

								Upfront
		Rates			Implied	Notional		premiums	Unrealized
	Reference	received/		Termination	credit	amount		paid/	appreciation/	Value
Counterparty	entity	(paid	)	date	spread	(000s	)	(received )	(depreciation )	Asset	Liability
Protection purchased:
Barclays Bank plc	Deutsche Lufthansa	(1.00%	)	6/20/21	1.18%	$2,236		$47,850	$(27,964)	$19,886	$—
Barclays Bank plc	IBM	(1.00%	)	6/20/21	0.58%	2,500		(57,149)	6,572	—	(50,577)
Barclays Bank plc	IBM	(1.00%	)	12/20/19	0.36%	180		(4,892)	1,003	—	(3,889)
Barclays Bank plc	Renault	(1.00%	)	6/20/21	1.03%	3,354		85,644	(81,186)	4,458	—
Citibank, N.A.	ITV plc	(5.00%	)	12/20/20	1.06%	559		(104,562)	8,424	—	(96,138)
Deutsche Bank AG	IBM	(1.00%	)	6/20/19	0.29%	850		(26,706)	9,289	—	(17,417)
JP Morgan Chase Bank, N.A.	Host Hotels	(1.00%	)	12/20/20	0.81%	1,250		20,186	(30,083)	—	(9,897)
JP Morgan Chase Bank, N.A.	Host Hotels	(1.00%	)	12/20/20	0.81%	1,250		20,186	(30,083)	—	(9,897)

Protection sold:
JPMorgan Chase Bank, N.A.	ConvaTec Healthcare	5.00%		12/20/17	0.75%	56		(1,638)	$4,980	$3,342	$—
Total								$(21,081)	(139,048)	$27,686	$(187,815)
During the year ended July 31, 2016, average monthly notional value related to swap contracts, including both centrally-cleared and over-the-counter, was approximately $13.2 million or 3.0% of net assets.
FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY
The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of July 31, 2016.

	Unrealized			Unrealized
	Appreciation	Value(1)		Depreciation	Value(1)
	Forward			Forward			Net
	Foreign		Total	Foreign		Total	Value	Collateral
	Currency	Swap	Over-the	Currency	Swap	Over-the	of OTC	(Received) /	Net
	Contracts	Contracts	Counter	Contracts	Contracts	Counter	Derivatives	Pledged	Exposure(2)
Barclays Bank plc	$—	$24,344	$24,344	$—	$(54,466)	$(54,466)	$(30,122)	$—	$(30,122)
BNP Paribas
Securities Services	—	—	—	(1,848,054)	—	(1,848,054)	(1,848,054)	—	(1,848,054)
Citibank, N.A.	—	—	—	—	(96,138)	(96,138)	(96,138)	—	(96,138)
Deutsche Bank AG	—	—	—	—	(17,417)	(17,417)	(17,417)	—	(17,417)
JPMorgan Chase Bank, N.A.	—	3,342	3,342	—	(19,794)	(19,794)	(16,452)	—	(16,452)
	$—	$27,686	$27,686	$(1,848,054)	$(187,815)	$(2,035,869)	$(2,008,183)	$—	$(2,008,183)

(1)	Value on swap contracts is represented by "unrealized appreciation/(depreciation)" on interest rate swaps, and "value" on credit default swaps, which is inclusive of upfront premiums paid/(received).
(2)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, "Derivative instruments," in the Notes to Financial Statements for more information regarding master netting arrangements.

	Cost or Premiums, Net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$(21,081)	$254,236	$(2,035,869)
See notes to financial statements

Portfolio of investments
Strategic Income Fund
 July 31, 2016 (continued)
Other information:

Industry concentration as	% of net
a percentage of net assets:	assets
Telephone-Integrated	5.78%
Tobacco	5.36
Diversified Banking Institution	5.34
Commercial Banks Non-US	5.01
Life/Health Insurance	4.10
Sovereign	4.07
Cable TV	3.53
Commercial Services	3.47
Telecommunication Services	3.16
Food-Catering	2.92
Money Center Banks	2.77
Brewery	2.68
Containers - Metal/Glass	2.34
Beverages - Wine & Spirits	2.34
Food-Miscellaneous/Diversified	2.21
Medical - Drugs	2.06
Finance-Other Services	1.95
Retail-Drug Store	1.89
Containers & Packaging	1.67
Multi-line Insurance	1.65
Cable/Satellite TV	1.43
Paper & Related Products	1.32
Beverages	1.32
Dialysis Centers	1.21
Diversified Operations	1.15
Gambling (Non-Hotel)	1.15
Specialty Stores	1.08
Publishing-Books	1.07
Specialized Finance	0.97
Medical-Hospitals	0.94
Casinos & Gaming	0.90
Airport Development & Maintenance	0.88
Funeral Services & Related Items	0.87
Radio	0.85
Medical-HMO	0.85
Resorts/Theme Parks	0.83
Super-Regional Banks-US	0.82
Electric-Transmission	0.81
Containers-Paper/Plastic	0.81
Broadcast Services/Programs	0.80
Home Decoration Products	0.76
Power Conversion/Supply Equipment	0.76
Enterprise Software/Services	0.58
Advertising Services	0.51
Medical Labs & Testing Services	0.50
Food-Retail	0.50
Medical Instruments	0.48
Medical Products	0.47
Auto Repair Centers	0.42
Electronic Measurement Instruments	0.40
Transaction Mgt Systems	0.36
Mortgage Banks	0.35

Industry concentration as	% of net
a percentage of net assets:	assets
Building Societies	0.32%
Consulting Services	0.31
Television	0.31
Commercial Services-Finance	0.28
Publishing-Newspapers	0.25
Specialized REITs	0.25
Computer Data Security	0.23
Auto Racing	0.22
Rubber/Plastic Products	0.20
Computer Software	0.19
Beverages-Non-alcoholic	0.16
Finance-Credit Card	0.14
Applications Software	0.13
Property/Casualty Insurance	0.12
Real Estate Operations/Development	0.10
Electric-Integrated	0.04
Water	0.02
Long-Term Investments	93.72
Short-Term Investment	11.81
Total investments	105.53
Financial Derivative Instruments	(0.40)
Net other assets and liabilities	(5.13)
100.00%

Currency exposure of portfolio assets before
any currency hedging, if applicable.	% of total
Excludes derivatives:	investments
US Dollar	45%
Euro	34
British Pound	21
100%
See notes to financial statements

Portfolio of investments
Strategic Income Fund
 July 31, 2016 (continued)
Fair Value Measurement
The following table summarizes the Fund's investments that are measured at fair value by level within the fair value hierarchy at July 31, 2016:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets
Bank Loans
France	$—	$5,504,383	$—	$5,504,383
Germany	—	10,032,466	—	10,032,466
Ireland	—	2,809,940	—	2,809,940
Luxembourg	—	2,241,493	—	2,241,493
Netherlands	—	4,953,536	—	4,953,536
United States	—	20,216,033	—	20,216,033
Total Bank Loans	—	45,757,851	—	45,757,851
Corporate Bonds
Belgium	—	8,798,165	—	8,798,165
Denmark	—	1,732,548	—	1,732,548
France	—	35,914,591	—	35,914,591
Germany	—	13,706,338	—	13,706,338
Ireland	—	16,946,330	—	16,946,330
Italy	—	157,884	—	157,884
Luxembourg	—	4,824,987	—	4,824,987
Netherlands	—	27,850,221	—	27,850,221
Norway	—	499,308	—	499,308
Spain	—	3,906,743	—	3,906,743
Switzerland	—	6,642,562	—	6,642,562
United Kingdom	—	120,267,690	—	120,267,690
United States	—	108,185,313	—	108,185,313
Total Corporate Bonds	—	349,432,680	—	349,432,680
Foreign Government Obligations
United Kingdom	—	18,005,522	—	18,005,522
Total Foreign Government Obligations	—	18,005,522	—	18,005,522
Preferred Stock
United Kingdom	—	1,421,960	—	1,421,960
Total Preferred Stock	—	1,421,960	—	1,421,960
Short-term Investment	52,236,269	—	—	52,236,269
Total Investments	$52,236,269	$414,618,013	$—	$466,854,282
See notes to financial statements

Portfolio of investments
Strategic Income Fund
 July 31, 2016 (continued)

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally-cleared	$226,550	$—	$—	$226,550
Over-the-counter	—	27,686	—	27,686
Total Financial Derivative Instruments - Assets	$226,550	$27,686	$—	$254,236
Liabilities
Financial Derivative Instruments - Liabilities
Over-the-counter	$—	$(2,035,869)	$—	$(2,035,869)
Total Financial Derivative Instruments - Liabilities	$—	$(2,035,869)	$—	$(2,035,869)
During the year ended July 31, 2016, there were no transfers in or out of security levels.
Fair Value of Financial Derivative Instruments
The following is a summary of the fair valuation of the Fund's financial derivative instruments categorized by risk exposure:
Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2016

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Financial Derivative Instruments - Assets
Exchange-traded
Futures Contracts	$—	$—	$226,550	$—	$—	$226,550
Over-the-Counter
Swap Contracts	—	—	—	27,686	—	27,686
Total	$—	$—	$226,550	$27,686	$—	$254,236
Financial Derivative Instruments - Liabilities
Over-the-Counter
Forward Foreign Currency Contracts	$(1,848,054)	$—	$—	$—	$—	$(1,848,054)
Swap Contracts	—	—	—	(187,815)	—	(187,815)
Total	$(1,848,054)	$—	$—	$(187,815)	$—	$(2,035,869)
Net	$(1,848,054)	$—	$226,550	$(160,129)	$—	$(1,781,633)
See notes to financial statements

Portfolio of investments
Strategic Income Fund
 July 31, 2016 (continued)
Effect of Financial Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2016

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Net realized gain/(loss) from financial derivative instruments:
Futures Contracts	$—	$—	$247,628	$—	$—	$247,628
Forward Foreign Currency Contracts	$16,881,948	$—	$—	$—	$—	$16,881,948
Swap Contracts	$—	$—	$—	$(543,990)	$—	$(543,990)
Total	$16,881,948	$—	$247,628	$(543,990)	$—	$16,585,586

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Net change in unrealized appreciation/(depreciation) of financial derivative instruments
Futures Contracts	$—	$—	$190,274	$—	$—	$190,274
Forward Foreign Currency Contracts	$(1,848,303)	$—	$—	$—	$—	$(1,848,303)
Swap Contracts	$—	$—	$—	$(158,868)	$—	$(158,868)
Total	$(1,848,303)	$—	$190,274	$(158,868)	$—	$(1,816,897)
See notes to financial statements

Portfolio of investments
Unconstrained Bond Fund
 July 31, 2016

Face					Value
amount			Coupon	Maturity	(note 2)

Corporate bonds – 47.40%

		Australia – 0.60%
GBP	112,000	QBE Insurance Group, Ltd. (a)	6.115%	5/24/42	$159,463

		Cyprus – 0.41%
EUR	100,000	Aroundtown Property Holdings plc	1.500%	7/15/24	108,814

		France – 3.84%
EUR	160,000	AXA S.A. (a)	5.125%	7/4/43	210,290
USD	90,000	Banque PSA Finance S.A.	5.750%	4/4/21	101,109
EUR	100,000	BNP Paribas Cardif S.A. (a) (b)	4.032%	11/25/25	111,623
EUR	100,000	Carmila SAS	2.375%	9/18/23	124,221
EUR	196,000	Crown European Holdings S.A.	3.375%	5/15/25	225,790
EUR	100,000	HomeVi SAS (c)	6.875%	8/15/21	119,629
EUR	100,000	Oberthur Technologies Holding SAS	9.250%	4/30/20	118,399
					1,011,061

		Germany – 2.34%
EUR	100,000	Heidelberger Druckmaschinen AG	8.000%	5/15/22	119,257
EUR	120,000	Kirk Beauty One GmbH	8.750%	7/15/23	145,752
EUR	100,000	Senvion Holding GmbH	6.625%	11/15/20	117,452
EUR	200,000	WEPA Hygieneprodukte GmbH	3.750%	5/15/24	234,209
					616,670

		Ireland – 2.24%
EUR	100,000	Ardagh Packaging Finance plc/Ardgah MP
		Holding USA, Inc. (c)	6.750%	5/15/24	117,600
USD	200,000	Cloverie plc for Zurich Insurance Co., Ltd. (a)	5.625%	6/24/46	217,919
EUR	100,000	Eircom Finance DAC (c) (d)	4.500%	5/31/22	113,186
GBP	100,000	PGH Capital, Ltd.	5.750%	7/7/21	141,554
					590,259

		Italy – 0.43%
EUR	100,000	Schumann SpA	7.000%	7/31/23	113,594

		Jersey – 0.62%
GBP	120,000	Aston Martin Capital, Ltd.	9.250%	7/15/18	162,784

		Luxembourg – 4.86%
EUR	100,000	Altice Luxembourg S.A.	7.250%	5/15/22	113,489
EUR	126,161	Bavarian Sky S.A. (a)	—%	8/20/22	141,274
EUR	100,000	Cerberus Nightingale 1 Sarl	8.250%	2/1/20	115,238
EUR	100,000	Dufry Finance SCA (c)	4.500%	8/1/23	119,450
EUR	200,000	Grand City Properties S.A. (a) (b)	3.750%	2/18/22	221,140
EUR	100,000	Hanesbrands Finance Luxembourg SCA (c)	3.500%	6/15/24	116,552
EUR	100,000	Lecta S.A. (c)	6.500%	8/1/23	111,717
EUR	100,000	Pentair Finance S.A.	2.450%	9/17/19	116,886
See notes to financial statements

Portfolio of investments
Unconstrained Bond Fund
 July 31, 2016 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

		Luxembourg (continued)
EUR	100,000	SES S.A. (a) (b)	4.625%	1/2/22	$114,735
EUR	100,000	Wind Acquisition Finance S.A. (a) (c)	4.954%	4/30/19	111,476
					1,281,957

		Netherlands – 3.20%
EUR	100,000	ASR Nederland N.V. (a)	5.125%	9/29/45	119,589
EUR	100,000	Grupo Antolin Dutch BV	5.125%	6/30/22	119,450
EUR	100,000	JAB Holdings BV	2.125%	9/16/22	122,041
USD	100,000	Koninklijke KPN N.V.	8.375%	10/1/30	141,188
EUR	200,000	NN Group N.V. (a) (b)	4.500%	1/5/26	227,215
EUR	100,000	TMF Group Holding BV (a)	5.114%	12/1/18	113,164
					842,647

		Portugal – 0.43%
EUR	100,000	Energias de Portugal S.A. (a)	5.375%	9/16/75	114,047

		United Kingdom – 16.36%
GBP	130,000	AA Bond Co, Ltd.	5.500%	7/31/22	168,667
GBP	100,000	Admiral Group plc	5.500%	7/25/24	139,481
GBP	140,000	Aviva plc (a)	6.875%	5/20/58	224,563
USD	200,000	Barclays plc	4.375%	1/12/26	207,482
USD	200,000	BG Energy Capital plc (c)	4.000%	10/15/21	220,712
USD	200,000	British Telecommunications plc	9.375%	12/15/30	318,245
GBP	145,000	Broadgate Financing plc (a)	2.123%	10/5/23	182,268
GBP	100,000	CPUK Finance, Ltd. (c)	7.000%	8/28/20	140,665
GBP	100,000	Galaxy Bidco, Ltd. (a) (c)	5.591%	11/15/19	131,716
GBP	50,000	HBOS Capital Funding LP (a) (b)	6.461%	11/30/18	70,672
GBP	50,000	HSBC Holdings plc	7.000%	4/7/38	95,692
USD	200,000	Imperial Brands Finance plc (c)	3.750%	7/21/22	212,858
EUR	100,000	Inovyn Finance plc	6.250%	5/15/21	116,691
GBP	100,000	Investec plc	4.500%	5/5/22	137,531
EUR	200,000	Kennedy Wilson Europe Real Estate plc	3.250%	11/12/25	228,696
GBP	140,000	Legal & General Group plc (a)	5.375%	10/27/45	194,753
USD	200,000	Lloyds Banking Group plc	4.650%	3/24/26	206,789
GBP	100,000	New Look Secured Issuer plc	6.500%	7/1/22	125,463
GBP	100,000	Pension Insurance Corp., plc	6.500%	7/3/24	131,381
GBP	100,000	Prudential plc (a)	5.000%	7/20/55	135,342
EUR	100,000	Royal Bank of Scotland Group plc	2.500%	3/22/23	113,684
GBP	50,000	RSA Insurance Group plc (a)	9.375%	5/20/39	78,178
GBP	100,000	Standard Chartered plc	5.125%	6/6/34	133,524
GBP	100,000	Standard Life plc (a)	5.500%	12/4/42	139,772
GBP	130,000	Tesco plc	6.000%	12/14/29	192,032
EUR	26,000	The Royal Bank of Scotland plc (a)	4.625%	9/22/21	28,785
GBP	90,000	Virgin Media Secured Finance plc	6.000%	4/15/21	124,679
EUR	100,000	Vougeot Bidco plc (a) (c)	4.955%	7/15/20	112,136
					4,312,457
See notes to financial statements

Portfolio of investments
Unconstrained Bond Fund
 July 31, 2016 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

		United States – 12.07%
USD	70,000	Amgen, Inc.	3.625%	5/22/24	$76,293
USD	70,000	AT&T, Inc.	6.000%	8/15/40	86,465
USD	35,000	Bank of America Corp.	4.450%	3/3/26	37,662
USD	50,000	BlueLine Rental Finance Corp. (c)	7.000%	2/1/19	46,250
USD	200,000	Calpine Corp.	5.750%	1/15/25	200,500
USD	200,000	CCO Holdings LLC (c)	5.875%	5/1/27	211,500
USD	150,000	Cengage Learning, Inc. (c)	9.500%	6/15/24	157,687
USD	100,000	Centene Corp.	6.125%	2/15/24	107,688
USD	100,000	CenturyLink, Inc.	7.500%	4/1/24	107,000
USD	100,000	CVS Health Corp.	2.875%	6/1/26	103,286
USD	200,000	Digicel Group, Ltd. (c)	8.250%	9/30/20	183,500
USD	75,000	ESH Hospitality, Inc. (c)	5.250%	5/1/25	75,000
USD	100,000	ILFC E-Capital Trust I (a) (c)	3.980%	12/21/65	80,875
USD	75,000	KLX, Inc. (c)	5.875%	12/1/22	76,313
USD	200,000	LifePoint Health, Inc. (c)	5.375%	5/1/24	205,000
USD	130,000	Meccanica Holdings USA, Inc. (c) (e)	6.250%	1/15/40	125,775
USD	65,000	Medtronic, Inc.	3.150%	3/15/22	69,758
EUR	100,000	Newell Brands, Inc, (c)	3.750%	10/1/21	125,216
USD	200,000	PQ Corp. (c)	6.750%	11/15/22	210,876
USD	200,000	RCN Telecom Services LLC (c)	8.500%	8/15/20	210,250
USD	150,000	Sunoco LP/Sunoco Finance Corp. (c)	6.250%	4/15/21	153,375
EUR	100,000	Sysco Corp.	1.250%	6/23/23	116,595
USD	125,000	T-Mobile USA, Inc.	6.500%	1/15/26	135,844
USD	150,000	TransDigm, Inc.	6.000%	7/15/22	155,553
USD	27,000	Verizon Communications, Inc.	5.012%	8/21/54	29,842
USD	100,000	West Corp. (c)	5.375%	7/15/22	93,625
					3,181,728

		Total corporate bonds
		(Cost $12,734,418)			12,495,481

Commercial mortgage-backed securities – 4.88%

		Germany – 1.31%
EUR	232,006	German Residential Funding plc (a)	1.342%	8/27/24	263,559
EUR	75,615	Juno Eclipse 2007-2, Ltd. (a)	—%	11/20/22	82,122
					345,681

		United Kingdom – 2.58%
GBP	71,000	Business Mortgage Finance 3 plc (a)	4.241%	11/15/38	85,669
GBP	134,977	Business Mortgage Finance 3 plc (a)	1.991%	11/15/38	179,946
GBP	148,159	DECO 12-UK 4 plc (a)	0.698%	1/27/20	191,680
GBP	50,000	Eddystone Finance plc (a)	1.286%	4/19/21	63,824
GBP	55,000	Eddystone Finance plc (a)	1.686%	4/19/21	69,582
GBP	70,645	Taurus CMBS UK 2014-1, Ltd. (a)	1.990%	5/1/22	90,059
					680,760
See notes to financial statements

Portfolio of investments
Unconstrained Bond Fund
 July 31, 2016 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

		United States – 0.99%
USD	118,000	Invitation Homes 2015-SFR2 Trust (a) (c)	2.478%	6/17/32	$116,912
USD	142,935	Progress Residential Series 2014-SFR1 Trust (a) (c)	1.582%	10/17/31	142,915
					259,827

		Total commercial mortgage-backed securities
		(Cost $1,486,757)			1,286,268

Credit card receivables – 3.10%

		United Kingdom – 0.66%
GBP	133,000	Gracechurch Card Funding plc (a)	0.995%	7/15/21	173,319

		United States – 2.44%
USD	270,000	Barclays Dryrock Issuance Trust (a)	0.841%	12/16/19	270,150
USD	104,000	Capital One Multi-Asset Execution Trust (a)	0.521%	7/15/20	103,837
USD	270,000	Discover Card Execution Note Trust (a)	0.911%	7/15/21	270,692
					644,679

		Total credit card receivables
		(Cost $850,622)			817,998

Auto loan receivables – 0.76%

		Ireland – 0.58%
EUR	135,142	Bilkreditt 5, Ltd. (a)	0.060%	3/25/28	151,337

		Luxembourg – 0.18%
EUR	43,033	E Carat S.A. (a)	0.400%	9/18/21	48,215

		Total auto loan receivables
		(Cost $196,221)			199,552

Collateralized loan obligations – 4.41%

		Ireland – 0.96%
EUR	127,000	Bacchus Series 2006-2 plc (a)	0.534%	8/17/22	141,385
EUR	100,000	Harvest CLO XIV DAC (a)	3.000%	11/18/29	112,157
					253,542

		Netherlands – 2.18%
EUR	125,000	Dryden 44 Euro CLO 2015 BV (a)	1.450%	7/15/30	140,032
EUR	100,000	Highlander Euro CDO II BV (a)	0.381%	12/14/22	103,699
EUR	100,000	Jubilee CDO VI BV (a)	0.469%	9/20/22	108,899
EUR	100,000	Jubilee CLO 2015-XVI BV (a)	2.100%	12/15/29	111,834
EUR	100,000	Wood Street CLO II BV (a)	0.467%	3/29/21	111,071
					575,535
See notes to financial statements

Portfolio of investments
Unconstrained Bond Fund
 July 31, 2016 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

		United Kingdom – 1.27%
EUR	150,000	Duncan Funding 2015-1 plc (a)	0.218%	12/17/62	$167,523
EUR	149,000	Permanent Master Issuer plc (a)	0.125%	7/15/42	166,183
					333,706

		Total collateralized loan obligations
		(Cost $1,175,687)			1,162,783

Residential mortgage-backed securities – 9.25%

		Australia – 0.28%
GBP	57,910	Interstar Millennium Series 2004-4E Trust (a)	0.951%	11/14/36	73,508

		Netherlands – 1.72%
EUR	200,000	Dolphin Master Issuer BV (a)	0.569%	9/28/99	226,516
EUR	200,000	Storm 2015 - IV BV (a)	0.992%	8/22/54	226,054
					452,570

		United Kingdom – 6.85%
EUR	103,156	Alba Series 2006-2 plc (a)	—%	12/15/38	104,094
GBP	51,578	Alba Series 2006-2 plc (a)	0.742%	12/15/38	60,606
GBP	119,000	Eurosail 2006-1 plc (a)	0.835%	6/10/44	129,765
EUR	140,000	Eurosail 2006-1 plc (a)	—%	6/10/44	132,205
GBP	53,996	Gosforth Funding 2012-1 plc (a)	2.136%	12/19/47	71,559
GBP	129,011	Money Partners Securities 4 plc (a)	0.952%	3/15/40	158,250
GBP	50,099	Newgate Funding plc (a)	0.693%	12/1/50	60,007
EUR	130,121	Paragon Mortgages No. 8 plc (a)	0.065%	4/16/35	131,245
EUR	225,141	Paragon Mortgages No. 9 plc (a)	0.102%	5/15/41	225,057
EUR	141,455	Paragon Mortgages No.12 plc (a)	—%	11/15/38	139,795
GBP	129,214	RMAC 2005-NS3 plc (a)	0.934%	6/12/43	154,378
GBP	197,000	Silverstone Master Issuer plc (a)	1.176%	1/21/70	260,234
GBP	62,253	Southern Pacific Financing plc (a)	1.035%	6/10/43	59,822
GBP	100,000	Warwick Finance Residential Mortgages number one plc (a)	2.088%	9/21/49	119,670
					1,806,687

		United States – 0.40%
USD	64,658	Structured Asset Securities Corp Mortgage Loan
		Trust 2007-TC1 (a) (c)	0.788%	4/25/31	61,872
USD	43,626	Terwin Mortgage Trust 2006-5 (a) (c)	0.698%	6/25/37	42,978
					104,850

		Total residential mortgage-backed securities
		(Cost $2,737,359)			2,437,615

Sovereign debt obligations – 14.99%
EUR	463,000	Italy Buoni Poliennali Del Tesoro	3.500%	11/1/17	541,117
EUR	1,020,016	Italy Buoni Poliennali Del Tesoro (f)	2.350%	9/15/19	1,233,571
JPY	120,000,000	Japan Treasury Discount Bill	—%	8/22/16	1,176,127
RON	390,000	Romania Government Bond	5.950%	6/11/21	112,024
EUR	718,000	Spain Government Bond	0.500%	10/31/17	809,685
See notes to financial statements

Portfolio of investments
Unconstrained Bond Fund
 July 31, 2016 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

Sovereign debt obligations (continued)
GBP	27,347	United Kingdom Gilt Inflation Linked (f)	0.125%	3/22/68	$79,641

		Total sovereign debt obligations
		(Cost $3,898,112)			3,952,165

US government obligations – 9.20%

		United States - 9.20%
USD	855,481	United States Treasury Inflation Indexed Bonds (f)	0.625%	1/15/24	898,344
USD	778,563	United States Treasury Inflation Indexed Bonds (f)	0.250%	1/15/25	795,113
USD	691,564	United States Treasury Inflation Indexed Bonds (f)	0.625%	1/15/26	731,243

		Total US government obligations
		(Cost $2,329,683)			2,424,700

		Total long-term investments
		(Cost $25,408,859)			24,776,562

					Value
Shares					(note 2)

Short-term investment - 4.63%
	1,221,370	Fidelity Investments Money Market Treasury Portfolio			1,221,370

		Total short-term investment
		(Cost $1,221,370)			1,221,370

Total investments(g) - 98.61%
		(Cost $26,630,229)			25,997,932
Financial Derivative Instruments (h) (Cost or Premiums, net $(216)) – (1.06)%					(280,036)
Net other assets and liabilities – 2.45%					646,227
Total net assets – 100.00%					$26,364,123

(a)
Variable or Floating rate interest rate security. Includes fixed-to-floating rate corporate bond securities which currently pay a fixed coupon that will move to a floating rate coupon if the bond is not redeemed at the call date. Rate presented represents rate at July 31, 2016.

(b)	Maturity date is perpetual. Maturity date presented represents the next call date.
(c)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At July 31, 2016, the restricted securities held by the Fund had an aggregate value of $3,947,616, which represented 15.0% of net assets.

(d)	Security is purchased on a delayed delivery basis.
(e)	The security has been deemed illiquid by the Adviser according to the policies and procedures adopted by the Board of Trustees.
(f)	Indexed security in which both the coupon and principal are adjusted in-line with movements in the inflation index in that sovereign market.
(g)
All or a portion of these securities and short-term investments were segregated for open delayed delivery purchases and open futures contracts, forward foreign currency contracts, options and swap contracts at July 31, 2016

(h)	Information with respect to financial derivative instruments is disclosed in the following tables.
.
See notes to financial statements

Portfolio of investments
Unconstrained Bond Fund
 July 31, 2016 (continued)
(h) FINANCIAL DERIVATIVE INSTRUMENTS
EXCHANGE-TRADED OR CENTRALLY-CLEARED FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS

			Current	Unrealized
	Number of	Expiration	notional	appreciation/(depreciation)
	contracts	date	value	Asset	Liability
US Treasury 10 Year Note (Long)	12	9/21/16	$1,596,563	$—	$(3,846)
Total				$—	$(3,846)

During the year ended July 31, 2016, average monthly notional value related to futures contracts was approximately $2.8 million or 10.8% of ending net assets.

SWAP CONTRACTS

Interest Rate Swap Contracts

	Notional		Portfolio		Annual		Unrealized
	amounts		Pays/Receives		Fixed	Termination	appreciation/(depreciation)
Exchange	(000s	)	Floating Rate	Floating Rate Index	Rate	Date	Asset	Liability
LCH	$492		Receives	6-month EURIBOR	1.1300%	3/31/46	$—	$(15,762)
LCH	1,338		Receives	3-month USD LIBOR	3.6300%	10/6/34	—	(192,600)
LCH	126		Receives	3-month USD LIBOR	3.2500%	5/14/35	—	(13,682)
LCH	760		Pays	6-month EURIBOR	1.0700%	3/30/26	17,872	—
LCH	1,345		Pays	3-month USD LIBOR	3.4630%	10/6/44	147,673	—
LCH	259		Pays	3-month USD LIBOR	3.1035%	5/14/45	21,566	—
Total							$187,111	$(222,044)

LCH	London Clearing House
See notes to financial statements

Portfolio of investments
Unconstrained Bond Fund
 July 31, 2016 (continued)
Credit Default Swap Contracts

								Upfront
		Rates			Implied	Notional		premiums	Unrealized
	Reference	received/		Termination	credit	amount		paid/	appreciation/	Value
Exchange	entity	(paid	)	date	spread	(000s	)	(received )	(depreciation )	Asset	Liability
Protection purchased:
ICE	iTraxx Crossover
	CDS Index
	Series 25	(5.00%)		6/20/21	3.18%	$1,632		$(119,471)	$(10,974)	$—	$(130,445)
Total								$(119,471)	$(10,974)	$—	$(130,445)

ICE	InterContinental Exchange

	Cost or Premiums, net	Asset	Liability
TOTAL EXCHANGE-TRADED OR CENTRALLY-
CLEARED SWAP CONTRACTS	$(119,471)	$187,111	$(352,489)
FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY-CLEARED SUMMARY
The following is a summary of the value of exchange-traded or centrally-cleared financial derivative instruments as of July 31, 2016:

	Unrealized				Unrealized
	Appreciation	Value	Value(1)		Depreciation	Value	Value(1)
	Futures	Purchased	Swap		Futures	Written	Swap
	Contracts	Options	Contracts	Total	Contracts	Options	Contracts	Total
Total Exchange-Traded or
Centrally Cleared	$—	$—	$187,111	$187,111	$(3,846)	$—	$(352,489)	$(356,335)

(1)	Value on swap contracts is represented by "unrealized appreciation/(depreciation)" on interest rate swaps, and "value" on credit default swaps, which is inclusive of upfront premiums paid/(received).

See notes to financial statements

Portfolio of investments
Unconstrained Bond Fund
 July 31, 2016 (continued)
OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS
 FORWARD FOREIGN CURRENCY CONTRACTS

						Unrealized
			Local		Current	appreciation/
		Value	amount		notional	(depreciation)
	Counterparty	date	(000's	)	value	Asset	Liability
Australian Dollar (Long)	JP Morgan Chase Bank, N.A.	9/07/16	8		$5,973	$237	$—
Australian Dollar (Short)	Morgan Stanley
	Capital Services LLC	9/07/16	3		1,989	—	(39)
British Pound (Short)	BNP Paribas Securities Services	8/24/16	3,800		5,031,117	—	(20,171)
British Pound (Long)	JP Morgan Chase Bank, N.A.	9/07/16	9		12,554	6	—
British Pound (Short)	Citibank, N.A.	9/07/16	68		90,632	419	—
British Pound (Short)	Morgan Stanley
	Capital Services LLC	9/07/16	6		8,451	850	—
Euro (Short)	BNP Paribas Securities Services	8/24/16	7,000		7,721,885	—	(86,996)
Euro (Short)	Morgan Stanley Capital Services LLC	9/07/16	4		3,954	—	(234)
Euro (Short)	Citibank, N.A.	9/07/16	2,385		2,670,144	54,510	—
Euro (Long)	JP Morgan Chase Bank, N.A.	9/07/16	16		18,279	—	(164)
Japanese Yen (Short)	Morgan Stanley
	Capital Services LLC	8/22/16	120,000		1,176,837	—	(83,037)
New Zealand Dollar (Short)	JP Morgan Chase Bank, N.A.	9/07/16	13		9,356	—	(12,431)
New Zealand Dollar (Short)	BNP Paribas
	Securities Services	8/24/16	3		2,068	—	(52)
Romanian Leu (Short)	BNP Paribas Securities Services	8/24/16	454		113,967	—	(1,811)
Total						$56,022	$(204,935)
During the year ended July 31, 2016, average monthly notional value related to forward foreign currency contracts was approximately $25.0 million or 94.8% of ending net assets.
See notes to financial statements

Portfolio of investments
Unconstrained Bond Fund
 July 31, 2016 (continued)
PURCHASED OPTIONS
Currency Options

						Unrealized
		Notional/	Put/	Exercise	Expiration	appreciation/
Description	Counterparty	Contracts	Call	Rate	Date	(depreciation )	Cost	Value
U.S. Dollar vs.	JP Morgan Chase
British Pound	Bank, N.A.	380,000 GBP	Put	1.37	8/26/16	$1,415	$17,090	$18,505
Euro vs. Swedish Krone	Barclays Bank plc	310,000 EUR	Put	9.05	4/12/17	(3,917)	8,412	4,495
New Zealand Dollar	JP Morgan Chase
vs. U.S. Dollar	Bank, N.A.	890,000 NZD	Put	0.675	4/14/17	(3,432)	16,229	12,797
U.S. Dollar vs.	JP Morgan Chase
Korean Won	Bank, N.A.	1,440,000 USD	Call	1,250	12/19/16	(36,851)	42,386	5,535
Total						$(42,785)	$84,117	$41,332

Interest Rate Swaptions

						Unrealized
		Notional/	Put/	Exercise	Expiration	appreciation/
Description	Counterparty	Contracts	Call	Rate	Date	(depreciation )	Cost	Value
30-Year Interest
Rate Swap (Pay 3%,
Receive 6-month
EURIBOR)	Citibank, N.A.	1,000,000 EUR	Put	3%	4/17/19	$(123,765)	$130,538	$6,773
Total						$(123,765)	$130,538	$6,773

	Cost	Value
TOTAL PURCHASED OPTIONS	$214,655	$48,105
WRITTEN OPTIONS
Currency Options
							Unrealized
		Notional/		Put/	Exercise	Expiration	appreciation/		Premiums
Description	Counterparty	Contracts		Call	Rate	Date	(depreciation	)	Received	Value
U.S. Dollar vs.	JP Morgan Chase
British Pound	Bank, N.A.	(380,000 GBP	)	Put	1.30	8/26/16	$6,525		$(9,350)	$(2,825)
New Zealand Dollar	JP Morgan Chase
vs. U.S. Dollar	Bank, N.A.	(890,000 NZD	)	Put	0.625	4/14/17	1,872		(6,887)	(5,015)
U.S. Dollar vs.
Korean Won	Citibank, N.A.	(1,440,000 USD	)	Call	1,350	12/19/16	19,768		(21,492)	(1,724)
Total							$(28,165)		$(37,729)	$(9,564)
See notes to financial statements

Portfolio of investments

Unconstrained Bond Fund
July 31, 2016 (continued)
Interest Rate Swaptions

							Unrealized
		Notional/		Put/	Exercise	Expiration	appreciation/		Premiums
Description	Counterparty	Contracts		Call	Rate	Date	(depreciation	)	Received	Value
30-Year Interest
Rate Swap (Pay 6-month
EURIBOR, Receive 4%)	Citibank, N.A.	(1,000,000 EUR	)	Put	4%	4/17/19	$56,207		$(57,671)	$(1,464)
Total							$56,207		$(57,671)	$(1,464)

	Premiums Received	Value
TOTAL WRITTEN OPTIONS	$(95,400)	$(11,028)

SWAP CONTRACTS

Inflation Rate Swap Contracts

	Notional		Portfolio		Annual		Unrealized
	amounts		Pays/Receives		Fixed	Termination	appreciation/(depreciation)
Counterparty	(000s	)	Floating Rate	Floating Rate Index	Rate	Date	Asset	Liability
UBS AG	$400		Receives	US Consumer Price Index	1.8025%	4/18/26	$—	$(2,199)
Total							$—	$(2,199)

Interest Rate Swap Contracts

	Notional		Portfolio		Annual		Unrealized
	amounts		Pays/Receives		Fixed	Termination	appreciation/(depreciation)
Counterparty	(000s	)	Floating Rate	Floating Rate Index	Rate	Date	Asset	Liability
Citibank, N.A.	$917		Pays	3-month NZD BBR	2.1850%	7/18/19	$3,223	$—
Total							$3,223	$—

	Asset	Liability
TOTAL OVER-THE-COUNTER SWAP CONTRACTS	$3,223	$(2,199)
During the period ended July 31, 2016, average monthly notional value related to swap contracts, including both centrally-cleared and over-the-counter, was approximately $27.0 million or 102.7% of net assets.
See notes to financial statements

Portfolio of investments
Unconstrained Bond Fund
 July 31, 2016 (continued)
FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY
The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of July 31, 2016.

	Financial Derivative Assets					Financial Derivative Liabilities
	Unrealized					Unrealized
	Appreciation	Value	Value	(1)		Depreciation	Value	Value (1)
	Forward				Total	Forward			Total	Net
	Foreign				Over-	Foreign			Over-	Value	Collateral
	Currency	Purchased	Swap		the-	Currency	Written	Swap	the-	of OTC	(Received	)	Net
	Contracts	Options	Contracts		Counter	Contracts	Options	Contracts	Counter	Derivatives	/Pledged		Exposure (2)
Amounts subject to a master netting agreement:
Barclays Bank plc	$—	$4,495	$—		$4,495	$—	$—	$—	$—	$4,495	$—		$4,495
BNP Paribas
Securities Services	—	—	—		—	(109,030)	—	—	(109,030)	(109,030)	—		(109,030)
Citibank, N.A.	54,929	6,773	3,223		64,925	—	(3,188)	—	(3,188)	61,737	—		61,737
JP Morgan Chase
Bank, N.A.	243	36,837	—		37,080	(12,595)	(7,840)	—	(20,435)	16,645	—		16,645
Morgan Stanley
Capital Services LLC	850	—	—		850	(83,310)	—	—	(83,310)	(82,460)	—		(82,460)
UBS AG	—	—	—		—	—	—	(2,199)	(2,199)	(2,199)	—		(2,199)
	$56,022	$48,105	$3,223		$107,350	$(204,935)	$(11,028)	$(2,199)	$(218,162)	$(110,812)	$—		$(110,812)

(1)	Value on swap contracts is represented by "unrealized appreciation/(depreciation)" on interest rate swaps, and "value" on credit default swaps, which is inclusive of upfront premiums paid/(received).
(2)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, "Derivative instruments," in the Notes to Financial Statements for more information regarding master netting arrangements.

	Cost or Premiums, Net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$(216)	$294,461	$(574,497)
See notes to financial statements

Portfolio of investments
Unconstrained Bond Fund
 July 31, 2016 (continued)
Other information:

Industry concentration as	% of net
a percentage of net assets:	assets
Sovereign	24.19%
Whole Loan CMO Other	5.82
Other ABS	4.53
Life/Health Insurance	4.03
CMBS Other	3.63
Real Estate Operations/Development	3.28
Multi-line Insurance	3.00
Diversified Banking Institution	2.62
Telephone-Integrated	2.59
Credit Card Bullet	2.45
Property/Casualty Insurance	1.93
Whole Loan CMO Mezzanine	1.68
Cable TV	1.60
WL Collateral CMO Other	1.49
Paper & Related Products	1.31
Containers - Metal/Glass	1.30
Cellular Telecommunications	1.21
Telecommunication Services	1.21
WL Collat CMO Mezzanine	1.12
Cable/Satellite TV	0.90
Aerospace/Defense-Equipment	0.88
Oil Comp-Integrated	0.84
Tobacco	0.81
Chemicals - Specialty	0.80
Medical-Hospitals	0.78
Independent Power Producer	0.76
Automobile ABS Other	0.76
Food-Retail	0.73
Credit Card Other	0.66
Auto Repair Centers	0.64
Auto-Cars/Light Trucks	0.62
Educational Software	0.60
Oil & Gas Refining & Marketing	0.58
Retail-Perfume & Cosmetics	0.55
Finance-Other Services	0.54
Resorts/Theme Parks	0.53
Diversified Financial Services	0.52
Commercial Banks Non-US	0.51
Aerospace/Defense	0.48
Retail - Apparel/Shoe	0.48
Home Decoration Products	0.47
Investment Companies	0.46
Retirement/Aged Care	0.45
Auto/Truck Parts & Equipment-Original	0.45
Retail-Misc/Diversified	0.45
Machinery-Print Trade	0.45
Computer Data Security	0.45
Power Conversion/Supply Equipment	0.45
Diversified Manufacturing Operations	0.44
Chemicals - Diversified	0.44
Food-Wholesale/Distribution	0.44
Apparel Manufacturers	0.44
Medical Labs & Testing Services	0.44

Industry concentration as	% of net
a percentage of net assets:	assets
Satellite Telecommunications	0.44%
Electric-Integrated	0.43
Gambling (Non-Hotel)	0.43
Commercial Services-Finance	0.43
Theaters	0.43
Medical-HMO	0.41
Retail-Drug Store	0.39
Specialized Finance	0.38
Finance-Leasing Company	0.31
Medical-Biomedical/Gene	0.29
REITS-Hotels	0.28
Money Center Banks	0.27
Medical Instruments	0.26
CMBS Subordinated	0.26
Machinery-Construction & Mining	0.18
Long-Term Investments	93.98
Short-Term Investment	4.63
Total investments	98.61
Financial Derivative Instruments	(1.06)
Net other assets and liabilities	2.45
100.00%
Other information:

Currency exposure of portfolio assets before
any currency hedging, if applicable.	% of total
Excludes derivatives:	investments
Euro	40%
US Dollar	35
British Pound	20
Japanese Yen	5
Romanian Leu	0 *
100%
* Less than 0.5% of total investments.
See notes to financial statements

Portfolio of investments
Unconstrained Bond Fund
 July 31, 2016 (continued)
Fair Value Measurement
The following table summarizes the Fund's investments that are measured at fair value by level within the fair value hierarchy at July 31, 2016:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets
Corporate Bonds
Australia	$—	$159,463	$—	$159,463
Cyprus	—	108,814	—	108,814
France	—	1,011,061	—	1,011,061
Germany	—	616,670	—	616,670
Ireland	—	590,259	—	590,259
Italy	—	113,594	—	113,594
Jersey	—	162,784	—	162,784
Luxembourg	—	1,281,957	—	1,281,957
Netherlands	—	842,647	—	842,647
Portugal	—	114,047	—	114,047
United Kingdom	—	4,312,457	—	4,312,457
United States	—	3,181,728	—	3,181,728
Total corporate bonds	—	12,495,481	—	12,495,481
Commercial Mortgage-backed Securities
Germany	—	345,681	—	345,681
United Kingdom	—	680,760	—	680,760
United States	—	259,827	—	259,827
Total commercial mortgage-backed securities	—	1,286,268	—	1,286,268
Credit Card Receivables
United Kingdom	—	173,319	—	173,319
United States	—	644,679	—	644,679
Total credit card receivables	—	817,998	—	817,998
Auto Loan Receivables
Ireland	—	151,337	—	151,337
Luxembourg	—	48,215	—	48,215
Total auto loan receivables	—	199,552	—	199,552
Collateralized Loan Obligations
Ireland	—	253,542	—	253,542
Netherlands	—	575,535	—	575,535
United Kingdom	—	333,706	—	333,706
Total collateralized loan obligations	—	1,162,783	—	1,162,783
See notes to financial statements

Portfolio of investments
Unconstrained Bond Fund
 July 31, 2016 (continued)

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Residential Mortgage-backed Securities
Australia	$—	$73,508	$—	$73,508
Netherlands	—	452,570	—	452,570
United Kingdom	—	1,806,687	—	1,806,687
United States	—	104,850	—	104,850
Total residential mortgage-backed securities	—	2,437,615	—	2,437,615
Sovereign debt obligations	—	3,952,165	—	3,952,165
US government obligations	—	2,424,700	—	2,424,700
Short-term Investment	1,221,370	—	—	1,221,370
Total investments	$1,221,370	$24,776,562	$—	$25,997,932
Financial Derivative Instruments – Assets
Exchange-traded or Centrally Cleared	—	187,111	—	187,111
Over-the-counter	—	107,350	—	107,350
Total Financial Derivative Instruments – Assets	—	294,461	—	294,461
Financial Derivative Instruments – Liabilities
Exchange-traded or Centrally Cleared	(3,846)	(352,489)	—	(356,335)
Over-the-counter	—	(218,162)	—	(218,162)
Total Financial Derivative Instruments – Liabilities	$(3,846)	$(570,651)	$—	$(574,497)
During the year ended July 31, 2016, there were no transfers in or out of security levels.
See notes to financial statements

Portfolio of investments
Unconstrained Bond Fund
 July 31, 2016 (continued)
Fair Value of Financial Derivative Instruments
The following is a summary of the fair valuation of the Fund's financial derivative instruments categorized by risk exposure:
Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2016

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Financial Derivative Instruments – Assets
Exchange-traded
Swap Contracts	$—	$—	$187,111	$—	$—	$187,111
Over-the-Counter
Forward Foreign Currency Contracts	56,022	—	—	—	—	56,022
Purchased Options	41,332	—	6,773	—	—	48,105
Swap Contracts	—	—	3,223	—	—	3,223
Total	$97,354	$—	$197,107	$—	$—	$294,461
Financial Derivative Instruments – Liabilities
Exchange-traded
Futures Contracts	$—	$—	$(3,846)	$—	$—	$(3,846)
Swap Contracts	—	—	(222,044)	(130,445)	—	(352,489)
Over-the-Counter
Forward Foreign Currency Contracts	(204,935)	—	—	—	—	(204,935)
Written Options	(9,564)	—	(1,464)	—	—	(11,028)
Swap Contracts	—	—	—	—	(2,199)	(2,199)
Total	$(214,499)	$—	$(227,354)	$(130,445)	$(2,199)	$(574,497)
Net	$(117,145)	$—	$(30,247)	$(130,445)	$(2,199)	$(280,036)
See notes to financial statements

Portfolio of investments
Unconstrained Bond Fund
 July 31, 2016 (continued)
Effect of Financial Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2016

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Net realized gain/(loss) from financial derivative instruments:
Futures Contracts	$—	$—	$(132,567)	$—	$—	$(132,567)
Forward Foreign Currency Contracts	970,830	—	—	—	—	970,830
Options	254	—	(180,520)	—	—	(180,266)
Swap Contracts	—	—	27,229	(69,888)	(58,173)	(100,832)
Total	$971,084	$—	$(285,858)	$(69,888)	$(58,173)	$557,165

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Net change in unrealized appreciation/(depreciation) of financial derivative instruments:
Futures Contracts	$—	$—	$32,769	$—	$—	$32,769
Forward Foreign Currency Contracts	(342,968)	—	—	—	—	(342,968)
Options	(32,761)	—	112,582	—	—	79,821
Swap Contracts	—	—	(71,848)	(25,189)	7,930	(89,107)
Total	$(375,729)	$—	$73,503	$(25,189)	$7,930	$(319,485)
See notes to financial statements

Portfolio of investments
US Growth Opportunities Fund
 July 31, 2016

		Value
Shares		(note 2)

Common stocks – 97.62%

	Ireland – 1.30%
1,259	Perrigo Co plc	$115,060

	United States – 96.32%
956	Acuity Brands, Inc.	250,883
2,829	Adobe Systems, Inc. *	276,846
3,568	Amphenol Corp., Class A	212,367
6,475	Bank of the Ozarks, Inc.	233,035
2,145	Bio-Techne Corp.	241,141
933	C.R. Bard, Inc.	208,740
3,856	Cantel Medical Corp.	258,159
1,796	Celgene Corp. *	201,493
4,166	Cerner Corp. *	259,917
4,073	Cognizant Technology Solutions
	Corp., Class A *	234,157
1,873	Costco Wholesale Corp.	313,203
2,907	Danaher Corp.	236,746
2,184	Ecolab, Inc.	258,542
3,257	Fiserv, Inc. *	359,443
1,453	Fortive Corp. *	70,049
1,648	Henry Schein, Inc. *	298,255
2,581	Intuit, Inc.	286,465
5,014	Microchip Technology, Inc.	278,979
4,244	Raymond James
	Financial, Inc.	232,996
2,643	Red Hat, Inc. *	198,992
1,618	salesforce.com, Inc. *	132,352
1,438	Snap-on, Inc.	226,011
5,488	Starbucks Corp.	318,578
2,184	The JM Smucker Co.	336,685
2,037	The Middleby Corp. *	245,214
4,166	The TJX Companies, Inc.	340,446
2,091	The Walt Disney Co.	200,631
3,117	Tractor Supply Co.	285,673
816	Tyler Technologies, Inc. *	133,024
1,065	Ultimate Software Group, Inc. *	222,692
2,487	Under Armour, Inc., Class A *	98,137
2,504	Under Armour, Inc., Class C *	89,393
3,630	VF Corp.	226,621
2,487	Visa, Inc., A Shares	194,110
2,223	Wabtec Corp.	152,276
3,475	Walgreens Boots Alliance, Inc.	275,394
777	WW Grainger, Inc.	170,046
		8,557,691

	Total common stocks
	(Cost $7,781,322)	8,672,751

	Total long-term investments
	(Cost $7,781,322)	8,672,751

		Value
Shares		(note 2)

Short-term investment – 2.41%
214,641	Fidelity Investments Money
	Market Treasury Portfolio	$214,641

	Total short-term investment
	(Cost $214,641)	214,641

Total investments – 100.03%
	(Cost $7,995,963)	8,887,392
Net other assets and liabilities – (0.03)%		(3,027)
Total net assets – 100.00%		$8,884,365

* Non-income producing security
See notes to financial statements

Portfolio of investments
US Growth Opportunities Fund
 July 31, 2016 (continued)
Other information:

Industry concentration as	% of net
a percentage of net assets:	assets
Applications Software	6.95%
Medical Products	6.26
Apparel Manufacturers	4.66
Machinery-General Industrials	4.47
Data Processing/Management	4.05
Enterprise Software/Services	4.00
Retail-Major Department Store	3.83
Food-Confectionery	3.79
Retail-Restaurants	3.59
Retail-Discount	3.53
Retail-Gardening Products	3.22
Electronic Components-Semiconductors	3.14
Electronic Forms	3.12
Retail-Drug Store	3.10
Medical Information Systems	2.93
Chemicals-Specialty	2.91
Lighting Products & Systems	2.82
Medical Instruments	2.71
Diversified Manufacturing Operations	2.67
Computer Services	2.64
Commercial Banks-Southern US	2.62
Finance-Investment Banking & Brokerage	2.62
Tools-Hand Held	2.54
Electronic Connectors	2.39
Disposable Medical Products	2.35
Medical-Biomedical/Gene	2.27
Multimedia	2.26
Commercial Services-Finance	2.18
Distribution/Wholesale	1.91
Medical-Generic Drugs	1.30
Electronic Measurement Instruments	0.79
Long-Term Investments	97.62
Short-Term Investment	2.41
Total investments	100.03
Net other assets and liabilities	(0.03)
100.00%

Currency exposure of portfolio assets before
any currency hedging, if applicable.	% of total
Excludes derivatives:	investments
US Dollar	100%
100%
See notes to financial statements

Portfolio of investments
US Growth Opportunities Fund
 July 31, 2016 (continued)
Fair Value Measurement
The following table summarizes the Fund's investments that are measured at fair value by level within the fair value hierarchy at July 31, 2016:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets
Common Stocks
Ireland	$115,060	$—	$—	$115,060
United States	8,557,691	—	—	8,557,691
Total Common Stocks	8,672,751	—	—	8,672,751
Short-term Investment	214,641	—	—	214,641
Total Investments	$8,887,392	$—	$—	$8,887,392

During the year ended July 31, 2016, there were no transfers in or out of security levels.
See notes to financial statements

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Financial statements
Statements of assets and liabilities
 July 31, 2016

		Dividend
	All	& Income
	Asset	Builder
	Fund	Fund

Assets:
Investments, at fair value
Securities	$26,894,588	$114,537,589
Affiliated companies	6,910,273	—
Short term investment	18,588,047	4,943,739
Other Securities (see note 2)	—	—
Total investments	52,392,908	119,481,328
Cash	25,292	31,369
Foreign cash, at fair value	—	23
Cash at broker for open futures contracts	252,610	—
Dividends, interest, and securities lending income receivable	14,941	501,133
Receivable for investment securities sold	—	—
Receivable for fund shares sold	23,441	2,285,101
Financial Derivative Instruments
Exchange-traded or centrally-cleared	518,302	—
Over-the-counter	75,374	—
Prepaid expenses and other assets	27,258	41,274
Total Assets	53,330,126	122,340,228

Liabilities:
Payable for investment securities purchased	—	824,662
Payable for collateral on securities loaned	—	—
Payable for fund shares redeemed	228,794	145,992
Financial Derivative Instruments
Exchange-traded or centrally-cleared	496	—
Over-the-counter	4,094	126,383
Payable to investment adviser	21,460	83,752
Payable for 12b-1 distribution and service fees	8,845	36,504
Accrued expenses and other payables	38,115	70,003
Total Liabilities	301,804	1,287,296
Net assets	$53,028,322	$121,052,932

Net assets consist of:
Paid-in capital	$52,819,246	$118,720,649
Accumulated undistributed net investment income (loss)	68,893	606,452
Accumulated net realized gain on investments, financial derivative instruments, and foreign currency transactions	(1,432,168)	(2,235,516)
Net unrealized appreciation of investments, financial derivative instruments, and foreign currencies	1,572,351	3,961,347
	$53,028,322	$121,052,932
See notes to financial statements

Financial statements
Statements of assets and liabilities
 July 31, 2016 (continued)

Emerging	European	Global Equity	Global	High Yield
Markets	Focus	Income	Technology	Opportunities
Fund	Fund	Fund	Fund	Fund

$43,724,293	$2,722,707,696	$3,847,305,878	$204,482,258	$38,737,206
—	—	—	—	—
1,591,916	7,087,168	75,007,492	9,046,662	1,864,687
—	34,011,720	—	4,824,251	—
45,316,209	2,763,806,584	3,922,313,370	218,353,171	40,601,893
21,710	—	—	—	2,131
79,778	6,112,245	10,388,396	19	—
—	—	—	—	—
61,797	2,955,703	26,662,508	21,677	684,750
—	32,664,624	97,733,673	650,164	1,446,505
2,035,233	6,076,332	21,214,038	38,176	293,132

—	—	—	—	—
—	—	—	—	30,666
31,900	91,377	150,232	33,334	22,830
47,546,627	2,811,706,865	4,078,462,217	219,096,541	43,081,907

158,827	35,340,495	41,236,821	1,227,538	1,621,160
—	34,011,720	—	4,824,251	—
53,617	12,178,359	6,557,349	458,018	15,671

—	—	—	—	—
—	3,196,129	14,793,452	—	—
44,536	2,115,179	2,248,923	160,457	11,095
4,008	362,540	1,046,462	67,779	3,288
89,528	928,132	1,675,733	104,627	45,355
350,516	88,132,554	67,558,740	6,842,670	1,696,569
$47,196,111	$2,723,574,311	$4,010,903,477	$212,253,871	$41,385,338

$48,180,927	$3,125,886,887	$4,384,726,620	$137,723,905	$41,972,959
230,917	55,019,705	7,021,575	(585,495)	63,518
(5,393,227)	(283,665,149)	(388,225,609)	6,379,192	(1,418,503)
4,177,494	(173,667,132)	7,380,891	68,736,269	767,364
$47,196,111	$2,723,574,311	$4,010,903,477	$212,253,871	$41,385,338
See notes to financial statements

Financial statements
Statements of assets and liabilities
 July 31, 2016 (continued)

		Dividend
	All	& Income
	Asset	Builder
	Fund	Fund

Net assets:
Class A Shares	$4,011,018	$40,868,724
Class C Shares	$9,247,261	$33,327,291
Class I Shares	$10,749,759	$46,454,042
Class R6 Shares	$29,020,284	$402,875

Shares outstanding:
Class A Shares (unlimited number of shares authorized)	396,230	3,359,949
Class C Shares (unlimited number of shares authorized)	931,567	2,765,617
Class I Shares (unlimited number of shares authorized)	1,063,959	3,819,491
Class R6 Shares (unlimited number of shares authorized)	2,875,058	33,112

Class A shares:
Net asset value and redemption price per share	$10.12	$12.16
Maximum sales charge*	5.75%	5.00%
Maximum offering price per share	$10.74	$12.80

Class C shares:
Net asset value and offering price per share	$9.93	$12.05

Class I shares:
Net asset value and offering price per share	$10.10	$12.16

Class R6 shares:
Net asset value and offering price per share	$10.09	$12.17

Investments, at cost	$51,414,811	$115,383,168
Cost or Premiums of Financial Derivative Instruments, net	$—	$—
Foreign cash, at cost	$—	$23
Value of securities on loan included in Securities at fair value	$—	$—

*	On purchases of $50,000 or more, the sales charge may be reduced as outlined in the Prospectus.
See notes to financial statements

Financial statements
Statements of assets and liabilities
 July 31, 2016 (continued)

Emerging	European	Global Equity	Global	High Yield
Markets	Focus	Income	Technology	Opportunities
Fund	Fund	Fund	Fund	Fund

$6,510,030	$560,451,502	$755,674,282	$80,845,215	$7,950,185
$3,552,522	$287,339,480	$1,074,860,330	$61,342,437	$2,059,954
$36,815,469	$1,874,370,652	$2,178,544,588	$69,734,898	$9,003,323
$318,090	$1,412,677	$1,824,277	$331,321	$22,371,876

715,522	17,422,873	103,707,487	3,418,471	828,091
404,095	9,557,987	148,493,912	2,999,580	215,100
4,032,103	58,242,837	298,378,162	2,878,694	941,292
34,854	43,897	249,869	13,673	2,340,063

$9.10	$32.17	$7.29	$23.65	$9.60
5.75%	5.75%	5.75%	5.75%	4.75%
$9.66	$34.13	$7.73	$25.09	$10.08

$8.79	$30.06	$7.24	$20.45	$9.58

$9.13	$32.18	$7.30	$24.22	$9.56

$9.13	$32.18	$7.30	$24.23	$9.56

$41,112,131	$2,934,110,163	$3,898,736,469	$149,617,127	$39,827,858
$—	$—	$—	$—	$37,337
$79,866	$6,115,551	$10,288,734	$19	$—
$—	$32,616,147	$—	$8,585,499	$—
See notes to financial statements

Financial statements
Statements of assets and liabilities
 July 31, 2016 (continued)

International
Long/Short
Equity
Fund

Assets:
Investments, at fair value
Securities	$13,659,431
Short term investment	22,880,368
Other Securities (see note 2)	—
Total investments	36,539,799
Cash	66,120
Foreign cash, at fair value	315,893
Cash at broker for open futures contracts	39,480
Cash at broker for open swap contracts	—
Cash segregated as collateral on securities sold short	6,140,576
Cash segregated as collateral on equity swap contracts	880,000
Dividends, interest, and securities lending income receivable	18,540
Receivable for investment securities sold	346,051
Receivable for fund shares sold	30,400
Financial Derivative Instruments
Exchange-traded or centrally-cleared	—
Over-the-counter	1,200,975
Prepaid expenses and other assets	23,088
Total Assets	45,600,922

Liabilities:
Payable for investment securities purchased	1,651,984
Securities sold short, at fair value	10,133,808
Payable for collateral on securities loaned	—
Payable for fund shares redeemed	—
Payable for short sale financing	13,935
Financial Derivative Instruments
Exchange-traded or centrally-cleared	12,232
Over-the-counter	451,140
Payable for periodic payments on equity swap contracts	6,817
Payable to investment adviser	22,035
Payable for 12b-1 distribution and service fees	4,334
Dividends payable for short sales	1,121
Accrued expenses and other payables	49,346
Total Liabilities	12,346,752
Net assets	$33,254,170

Net assets consist of:
Paid-in capital	$34,508,690
Accumulated undistributed net investment income (loss)	(489,908)
Accumulated net realized gain on investments, financial derivative instruments, securities sold short and foreign currency transactions	(1,076,429)
Net unrealized appreciation of investments, financial derivative instruments, securities sold short and foreign currencies	311,817
$33,254,170
See notes to financial statements

Financial statements
Statements of assets and liabilities
 July 31, 2016 (continued)

International	International	Strategic	Unconstrained	US Growth
Opportunities	Select Equity	Income	Bond	Opportunities
Fund	Fund	Fund	Fund	Fund

$4,728,595,566	$15,813,740	$414,618,013	$24,776,562	$8,672,751
243,011,437	499,339	52,236,269	1,221,370	214,641
113,569,730	649,973	—	—	—
5,085,176,733	16,963,052	466,854,282	25,997,932	8,887,392
184,119		31,638		14,149
1,708,927	27	390,897	80	—
—	—	429,919	46,679	—
—	—	10,996	460,934	—
—	—	—	—	—
—	—	—	—	—
3,884,712	18,124	4,332,710	180,895	160
9,542,812	95,271	5,251	118,635	—
10,963,845	61,927	1,334,685	10	—

—	—	226,550	187,111	—
—	—	27,686	107,350	—
226,264	30,757	30,137	16,367	13,524
5,111,687,412	17,169,158	473,674,751	27,115,993	8,915,225

97,213,464	—	28,071,635	114,189	—
—	—	—	—	—
113,569,730	649,973	—	—	—
9,305,176	4,519	742,268	—	—
—	—	—	—	—

—	—	—	356,335	—
8,556,008	—	2,035,869	218,162	—
—	—	—	—	—
3,586,366	1,403	200,269	12,503	352
612,305	1,329	56,638	1,094	728
—	—	—	—	—
2,954,290	33,431	184,777	49,587	29,780
235,797,339	690,655	31,291,456	751,870	30,860
$4,875,890,073	$16,478,503	$442,383,295	$26,364,123	$8,884,365

$4,904,676,117	$16,262,020	$465,404,582	$27,715,538	$8,166,956
41,922,116	132,741	(2,025,346)	(450,477)	(12,289)
(557,105,505)	(705,167)	(20,275,529)	13,885	(161,731)
486,397,345	788,909	(720,412)	(914,823)	891,429
$4,875,890,073	$16,478,503	$442,383,295	$26,364,123	$8,884,365
See notes to financial statements

Financial statements
Statements of assets and liabilities
 July 31, 2016 (continued)

International
Long/Short
Equity
Fund

Net assets:
Class A Shares	$18,045,560
Class C Shares	$232,833
Class I Shares	$10,295,238
Class R Shares	$—
Class R6 Shares	$4,680,539
Class IF Shares	$—

Shares outstanding:
Class A Shares (unlimited number of shares authorized)	1,910,058
Class C Shares (unlimited number of shares authorized)	24,821
Class I Shares (unlimited number of shares authorized)	1,085,382
Class R Shares (unlimited number of shares authorized)	—
Class R6 Shares (unlimited number of shares authorized)	493,805
Class IF Shares (unlimited number of shares authorized)	—

Class A shares:
Net asset value and redemption price per share	$9.45
Maximum sales charge*	5.75%
Maximum offering price per share	$10.03

Class C shares:
Net asset value and offering price per share	$9.38

Class I shares:
Net asset value and offering price per share	$9.49

Class R shares:
Net asset value and offering price per share	$—

Class R6 shares:
Net asset value and offering price per share	$9.48

Class IF shares:
Net asset value and offering price per share	$—

Investments, at cost	$36,137,352
Cost or Premiums of Financial Derivative Instruments, net	$—
Foreign cash, at cost	$315,880
Proceeds received on short sales	$(9,306,702)
Value of securities on loan included in Securities at fair value	$—

*	On purchases of $50,000 or more, the sales charge may be reduced as outlined in the Prospectus.
See notes to financial statements

Financial statements
Statements of assets and liabilities
 July 31, 2016 (continued)

International	International	Strategic	Unconstrained	US Growth
Opportunities	Select Equity	Income	Bond	Opportunities
Fund	Fund	Fund	Fund	Fund

$784,965,595	$6,013,366	$66,862,541	$986,730	$2,750,287
$504,192,148	$117,221	$50,530,951	$1,049,866	$176,411
$2,966,702,950	$5,578,059	$323,461,896	$1,019,056	$180,042
$20,055,597	$—	$—	$—	$—
$713,615	$4,769,857	$1,527,907	$23,308,471	$5,777,625
$599,260,168	$—	$—	$—	$—

30,134,682	623,241	7,158,336	107,544	246,882
20,735,883	12,234	5,437,927	114,538	16,030
113,863,047	576,827	34,729,323	111,103	16,095
785,066	—	—	—	—
27,392	492,636	163,966	2,541,297	516,451
22,974,999	—	—	—	—

$26.05	$9.65	$9.34	$9.18	$11.14
5.75%	5.75%	4.75%	4.75%	5.75%
$27.64	$10.24	$9.81	$9.64	$11.82

$24.31	$9.58	$9.29	$9.17	$11.01

$26.06	$9.67	$9.31	$9.17	$11.19

$25.55	$—	$—	$—	$—

$26.05	$9.68	$9.32	$9.17	$11.19

$26.08	$—	$—	$—	$—

$4,588,797,745	$16,173,220	$465,477,500	$26,630,229	$7,995,963
$—	$—	$(21,081)	$(216)	$—
$1,707,083	$27	$382,872	$80	$—
$—	$—	$—	$—	$—
$114,558,622	$640,572	$—	$—	$—
See notes to financial statements

Financial statements
Statements of operations
 For the year ended July 31, 2016

		Dividend
	All	& Income
	Asset	Builder
	Fund	Fund

Investment income:
Dividends	$693,439	$3,791,828
Dividends from affiliated companies	213,640	—
Interest	—	607,225
Securities lending income	—	—
Foreign taxes withheld	(570)	(277,105)
Total Investment Income	906,509	4,121,948

Expenses:
Investment advisory fees	220,311	682,124
12b-1 distribution and service fees:
Class A Shares	12,368	75,735
Class B Shares*	—	—
Class C Shares	94,335	244,146
Sub-accounting fees:
Class A Shares	3,117	11,776
Class B Shares*	—	—
Class C Shares	7,608	13,540
Class I Shares	13,106	22,092
Transfer agent fees:
Class A Shares	814	5,340
Class B Shares*	—	—
Class C Shares	1,320	5,258
Class I Shares	2,980	6,228
Class R6 Shares**	2,470	396
Registration and filing fees	47,401	51,461
Audit fees	34,460	34,460
Administrative fees	13,236	21,812
Printing and postage fees	6,898	13,082
Custodian fees (net)(a)	3,188	25,347
Legal fees	2,625	4,104
Compliance officer fees	2,100	3,454
Trustees' fees and expenses	1,865	2,819
Accounting fees	1,070	15,269
Fixed income investments pricing fees	—	7,282
Miscellaneous fees	9,042	14,286
Total Expenses	480,314	1,260,011
Fees waived and/or expenses reimbursed by investment adviser(a)	(41,728)	(2,345)
Net Expenses	438,586	1,257,666
Net investment income/(loss)	$467,923	$2,864,282

*	Class terminated November 4, 2015.
**	Class commenced operations November 30, 2015.
(a)
Custodian fees and the fees waived and/or expenses reimbursed by investment adviser (if applicable) were reduced by the reimbursement of prior period out-of-pocket expenses. For further details, see note 10.

See notes to financial statements

Financial statements
Statements of operations
 For the year ended July 31, 2016 (continued)

Emerging	European	Global Equity	Global	High Yield
Markets	Focus	Income	Technology	Opportunities
Fund	Fund	Fund	Fund	Fund

$1,053,047	$99,351,161	$297,385,642	$2,452,834	$2,192
—	—	—	—	—
—	—	—	—	1,864,639
—	2,237,584	—	34,790	—
(98,216)	(5,557,434)	(21,969,153)	(71,509)	—
954,831	96,031,311	275,416,489	2,416,115	1,866,831

303,124	29,886,319	24,739,347	2,161,315	172,937

14,916	2,030,322	1,773,054	221,578	6,654
—	11,755	—	14,013	—
30,263	3,292,627	10,664,364	681,927	14,067

4,843	511,873	465,820	63,283	888
—	3,117	—	2,543	—
3,495	340,343	803,146	64,097	1,005
17,730	1,644,049	1,269,375	67,757	4,152

1,100	151,899	117,661	14,433	234
—	355	—	296	—
660	54,059	148,819	10,518	21
3,041	306,391	245,457	10,439	1,503
313	879	418	336	1,926
51,296	281,518	228,698	59,349	44,981
34,460	34,460	34,460	34,460	35,460
7,268	821,388	869,264	57,632	7,052
6,557	544,312	503,787	39,650	7,536
160,017	410,011	481,192	—	13,194
1,288	193,485	188,481	12,629	1,365
1,244	122,583	133,140	10,166	1,085
1,042	105,941	117,478	8,023	1,018
14,282	14,846	14,687	13,679	2,884
—	—	—	—	17,570
26,028	207,500	235,682	6,198	6,632
682,967	40,970,032	43,034,330	3,554,321	342,164
(170,967)	—	—	—	(92,141)
512,000	40,970,032	43,034,330	3,554,321	250,023
$442,831	$55,061,279	$232,382,159	$(1,138,206)	$1,616,808
See notes to financial statements

Financial statements
Statements of operations
 For the year ended July 31, 2016 (continued)

		Dividend
	All	& Income
	Asset	Builder
	Fund	Fund

Net realized and unrealized gain/(loss):
Net realized gain/(loss) from:
Investment transactions(a)(b)	$(28,240)	$(2,889,672)
Distributions from investment companies(c)	197,982	—
Financial derivative instruments	(1,575,680)	1,011,874
Foreign currency transactions	(11,592)	(11,034)
Net change in unrealized appreciation/(depreciation) of:
Investments(d)	(433,405)	2,269,348
Financial derivative instruments	680,719	(126,383)
Translation of other assets and liabilities	43,303	(8,440)
Net Realized and Unrealized Gain/(Loss)	(1,126,913)	245,693
Net increase/(decrease) in net assets resulting from operations	$(658,990)	$3,109,975

(a)	Affiliated companies accounted for $(26,577) of the net realized gain/(loss) from investment transactions.
(b)	Includes foreign capital gains tax paid of $(693) for Emerging Markets Fund.
(c)	Includes long-term capital gains distributions from affiliated companies of $181,221 for All Asset Fund.
(d)	Includes change in foreign capital gains tax accrued of $7,178 and $(436,287) for Emerging Markets Fund and Global Equity Income Fund, respectively.
See notes to financial statements

Financial statements
Statements of operations
 For the year ended July 31, 2016 (continued)

Emerging	European	Global Equity	Global	High Yield
Markets	Focus	Income	Technology	Opportunities
Fund	Fund	Fund	Fund	Fund

$(3,531,055)	$(191,736,433)	$(441,646,114)	$9,520,800	$(800,502)
—	—	—	—	—
—	779,846	103,415,818	—	24,307
(18,810)	(3,204,723)	(145,122)	(31,530)	—

5,533,164	(355,937,843)	88,085,296	(9,123,576)	1,061,483
—	(3,196,129)	(19,003,895)	—	(7,100)
641	(161,553)	(637,143)	1,896	65
1,983,940	(553,456,835)	(269,931,160)	367,590	278,253
$2,426,771	$(498,395,556)	$(37,549,001)	$(770,616)	$1,895,061
See notes to financial statements

Financial statements
Statements of operations
 For the year ended July 31, 2016 (continued)

International
Long/Short
Equity
Fund

Investment income:
Dividends	$281,934
Interest	—
Securities lending income	—
Foreign taxes withheld	(28,262)
Total Investment Income	253,672

Expenses:
Investment advisory fees	232,900
12b-1 distribution and service fees:
Class A Shares	22,321
Class B Shares*	—
Class C Shares	1,139
Class R Shares	—
Class IF Shares***	—
Sub-accounting fees:
Class A Shares	1,620
Class B Shares*	—
Class C Shares	3
Class I Shares	3,666
Class R Shares	—
Transfer agent fees:
Class A Shares	4,455
Class B Shares*	—
Class C Shares	32
Class I Shares	170
Class R Shares	—
Class R6 Shares**	477
Class IF Shares***	—
Registration and filing fees	39,226
Audit fees	36,160
Administrative fees	4,467
Printing and postage fees	3,259
Custodian fees (net)(a)	122,016
Legal fees	516
Compliance officer fees	686
Trustees' fees and expenses	537
Accounting fees	13,799
Deferred offering costs	31,917
Fixed income investments pricing fees	—
Miscellaneous fees	11,668
Total Expenses before expenses on securities sold short	531,034
Dividend expense on securities sold short	205,439
Short sale financing fees	87,621
Total Expenses after expenses on securities sold short	824,094
Fees waived and/or expenses reimbursed by investment adviser(a)	(227,924)
Net Expenses	596,170
Net investment income/(loss)	$(342,498)

*	Class terminated November 4, 2015.
**	Class commenced operations November 30, 2015.
***	Class commenced operations on March 31, 2016.
(a)
Custodian fees and the fees waived and/or expenses reimbursed by investment adviser (if applicable) were reduced by the reimbursement of prior period out-of-pocket expenses. For further details, see note 10.

See notes to financial statements

Financial statements
Statements of operations
 For the year ended July 31, 2016 (continued)

International	International	Strategic	Unconstrained	US Growth
Opportunities	Select Equity	Income	Bond	Opportunities
Fund	Fund	Fund	Fund	Fund

$132,186,619	$212,203	$114,359	$3,486	$66,040
—	—	11,764,033	571,785	—
733,624	2,243	—	—	—
(8,669,610)	(20,014)	(3,742)	(935)	—
124,250,633	194,432	11,874,650	574,336	66,040

41,600,753	46,135	1,740,363	170,603	59,831
3,358,200	4,012	118,223	2,371	5,560
38,933	—	7,757	—	—
5,137,747	1,175	403,705	10,609	1,010
83,943	—	—	—	—
74,084	—	—	—	—
1,461,833	1,161	32,185	8	2,103
8,326	—	1,103	—	—
607,701	31	31,744	33	60
1,956,041	97	163,427	9	—
28,974	—	—	—	—
222,769	281	8,656	157	422
813	—	137	—	—
79,298	106	6,055	210	53
356,119	72	34,246	1,136	253
3,499	—	—	—	—
502	500	263	2,045	722
16	—	—	—	—
307,679	40,479	98,971	44,816	37,522
38,860	36,160	38,090	40,790	35,170
1,117,357	1,707	75,876	6,314	1,917
682,978	1,278	39,990	1,936	1,278
796,241	27,071	64,876	72,758	5,799
241,890	213	14,097	428	340
178,846	298	12,111	756	317
149,100	308	9,656	875	263
14,574	13,275	7,740	15,192	1,061
—	11,743	—	—	27,639
—	—	33,789	30,495	—
309,192	8,222	91,249	14,167	3,350
58,856,268	194,324	3,034,309	415,708	184,670
—	—	—	—	—
—	—	—	—	—
58,856,268	194,324	3,034,309	415,708	184,670
—	(125,958)	(8,046)	(166,490)	(102,307)
58,856,268	68,366	3,026,263	249,218	82,363
$65,394,365	$126,066	$8,848,387	$325,118	$(16,323)
See notes to financial statements

Financial statements
Statements of operations
 For the year ended July 31, 2016 (continued)

International
Long/Short
Equity
Fund

Net realized and unrealized gain/(loss):
Net realized gain/(loss) from:
Investment transactions	$(201,492)
Financial derivative instruments	(675,736)
Securities sold short	(166,609)
Foreign currency transactions	37,510
Net change in unrealized appreciation/(depreciation) of:
Investments	446,206
Financial derivative instruments	582,817
Securities sold short	(852,760)
Translation of other assets and liabilities	(1,370)
Net Realized and Unrealized Gain/(Loss)	(831,434)
Net increase/(decrease) in net assets resulting from operations	$(1,173,932)
See notes to financial statements

Financial statements
Statements of operations
 For the year ended July 31, 2016 (continued)

International	International	Strategic	Unconstrained	US Growth
Opportunities	Select Equity	Income	Bond	Opportunities
Fund	Fund	Fund	Fund	Fund

$(230,751,179)	$(700,626)	$(2,824,233)	$(587,089)	$(128,780)
(17,943,901)	—	16,585,586	557,165	—
—	—	—	—	—
(2,096,250)	6,710	44,341	(32,692)	—

(121,936,181)	464,470	2,782,972	449,453	167,423
(14,028,049)	—	(1,816,897)	(319,485)	—
—	—	—	—	—
(164,984)	(920)	(347,941)	(3,828)	—
(386,920,544)	(230,366)	14,423,828	63,524	38,643
$(321,526,179)	$(104,300)	$23,272,215	$388,642	$22,320
See notes to financial statements

Financial statements
Statements of changes in net assets
 All Asset Fund

	Year Ended	Year Ended
	July 31, 2016	July 31, 2015

Net investment income/(loss)	$467,923	$613,801
Net realized gain/(loss) from investments, financial derivative instruments and foreign currency transactions	(1,417,530)	2,487,539
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	290,617	(1,848,724)
Net increase/(decrease) in net assets resulting from operations	(658,990)	1,252,616

Distributions to shareholders from net investment income:
Class A Shares	(15,397)	(94,558)
Class C Shares	—	(98,042)
Class I Shares	(101,094)	(737,517)
Class R6 Shares*	(230,208)	—
Total distributions to shareholders from net investment income	(346,699)	(930,117)

Distributions to shareholders from net realized gains:
Class A Shares	(161,332)	(165,496)
Class C Shares	(297,759)	(297,564)
Class I Shares	(411,454)	(1,153,810)
Class R6 Shares*	(860,579)	—
Total distributions to shareholders from net realized gains	(1,731,124)	(1,616,870)

Net increase/(decrease) from Fund share transactions:
Class A Shares	(2,065,085)	(2,406,158)
Class C Shares	(1,096,409)	(46,472)
Class I Shares	(32,054,787)	(1,589,999)
Class R6 Shares*	29,428,493	—
Net increase/(decrease) from Fund share transactions:	(5,787,788)	(4,042,629)
Net increase/(decrease) in net assets	(8,524,601)	(5,337,000)

Net assets:
Beginning of year	61,552,923	66,889,923
End of year	$53,028,322	$61,552,923
Accumulated undistributed net investment income/(loss)	$68,893	$(96,704)

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements
Statements of changes in net assets
 Dividend & Income Builder Fund

	Year Ended	Year Ended
	July 31, 2016	July 31, 2015

Net investment income/(loss)	$2,864,282	$1,108,356
Net realized gain/(loss) from investments, financial derivative instruments and foreign currency transactions	(1,888,832)	(357,556)
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	2,134,525	1,058,577
Net increase/(decrease) in net assets resulting from operations	3,109,975	1,809,377

Distributions to shareholders from net investment income:
Class A Shares	(868,814)	(401,124)
Class C Shares	(547,913)	(199,615)
Class I Shares	(1,120,978)	(464,983)
Class R6 Shares*	(8,044)	—
Total distributions to shareholders from net investment income	(2,545,749)	(1,065,722)

Distributions to shareholders from net realized gains:
Class A Shares	—	(223,750)
Class C Shares	—	(157,527)
Class I Shares	—	(188,967)
Total distributions to shareholders from net realized gains	—	(570,244)

Net increase/(decrease) from Fund share transactions:
Class A Shares	24,280,254	1,726,991
Class C Shares	19,255,636	9,155,941
Class I Shares	22,396,737	16,115,976
Class R6 Shares*	394,912	—
Net increase/(decrease) from Fund share transactions:	66,327,539	26,998,908
Net increase/(decrease) in net assets	66,891,765	27,172,319

Net assets:
Beginning of year	54,161,167	26,988,848
End of year	$121,052,932	$54,161,167
Accumulated undistributed net investment income/(loss)	$606,452	$314,188

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements
Statements of changes in net assets
 Emerging Markets Fund

	Year Ended	Year Ended
	July 31, 2016	July 31, 2015

Net investment income/(loss)	$442,831	$51,492
Net realized gain/(loss) from investments, financial derivative instruments and foreign currency transactions	(3,549,865)	781,519
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	5,533,805	(4,289,654)
Net increase/(decrease) in net assets resulting from operations	2,426,771	(3,456,643)

Distributions to shareholders from net investment income:
Class A Shares	(14,840)	—
Class I Shares	(113,662)	(22,618)
Class R6 Shares*	(1,528)	—
Total distributions to shareholders from net investment income	(130,030)	(22,618)

Net increase/(decrease) from Fund share transactions:
Class A Shares	(1,657,413)	729,488
Class C Shares	388,634	(481,012)
Class I Shares	21,914,202	(1,544,468)
Class R6 Shares*	280,587	—
Net increase/(decrease) from Fund share transactions:	20,926,010	(1,295,992)
Net increase/(decrease) in net assets	23,222,751	(4,775,253)

Net assets:
Beginning of year	23,973,360	28,748,613
End of year	$47,196,111	$23,973,360
Accumulated undistributed net investment income/(loss)	$230,917	$(79,162)

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements
Statements of changes in net assets
 European Focus Fund

	Year Ended	Year Ended
	July 31, 2016	July 31, 2015

Net investment income/(loss)	$55,061,279	$26,659,649
Net realized gain/(loss) from investments, financial derivative instruments and foreign currency transactions	(194,161,310)	(13,990,035)
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	(359,295,525)	128,267,219
Net increase/(decrease) in net assets resulting from operations	(498,395,556)	140,936,833

Distributions to shareholders from net investment income:
Class A Shares	(6,569,247)	(7,764,091)
Class B Shares*	—	(5,811)
Class C Shares	(456,492)	(3,266,638)
Class I Shares	(21,619,784)	(25,811,654)
Class R6 Shares**	(13,049)	—
Total distributions to shareholders from net investment income	(28,658,572)	(36,848,194)

Net increase/(decrease) from Fund share transactions:
Class A Shares	(214,278,626)	127,843,914
Class B Shares*	(4,795,318)	(8,569,612)
Class C Shares	(27,165,240)	87,256,938
Class I Shares	(138,019,201)	891,481,823
Class R6 Shares**	1,509,390	—
Net increase/(decrease) from Fund share transactions:	(382,748,995)	1,098,013,063
Net increase/(decrease) in net assets	(909,803,123)	1,202,101,702

Net assets:
Beginning of year	3,633,377,434	2,431,275,732
End of year	$2,723,574,311	$3,633,377,434
Accumulated undistributed net investment income/(loss)	$55,019,705	$23,999,273

*	Class terminated November 4, 2015.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements
Statements of changes in net assets
 Global Equity Income Fund

	Year Ended	Year Ended
	July 31, 2016	July 31, 2015

Net investment income/(loss)	$232,382,159	$192,475,830
Net realized gain/(loss) from investments, financial derivative instruments and foreign currency transactions	(338,375,418)	10,860,611
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	68,444,258	(224,041,245)
Net decrease in net assets resulting from operations	(37,549,001)	(20,704,804)

Distributions to shareholders from net investment income:
Class A Shares	(46,285,877)	(39,536,986)
Class C Shares	(59,681,818)	(54,265,095)
Class I Shares	(122,675,979)	(100,478,175)
Class R6 Shares*	(77,455)	—
Total distributions to shareholders from net investment income	(228,721,129)	(194,280,256)

Net increase/(decrease) from Fund share transactions:
Class A Shares	103,907,258	(55,180,085)
Class C Shares	19,709,933	246,969,235
Class I Shares	446,057,936	604,508,415
Class R6 Shares*	1,852,281	—
Net increase/(decrease) from Fund share transactions:	571,527,408	796,297,565
Net increase/(decrease) in net assets	305,257,278	581,312,505

Net assets:
Beginning of year	3,705,646,199	3,124,333,694
End of year	$4,010,903,477	$3,705,646,199
Accumulated undistributed net investment income/(loss)	$7,021,575	$4,483,650

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements
Statements of changes in net assets
 Global Technology Fund

	Year Ended	Year Ended
	July 31, 2016	July 31, 2015

Net investment income/(loss)	$(1,138,206)	$(2,062,822)
Net realized gain/(loss) from investments, financial derivative instruments and foreign currency transactions	9,489,270	46,418,980
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	(9,121,680)	(13,474,239)
Net increase/(decrease) in net assets resulting from operations	(770,616)	30,881,919

Distributions to shareholders from net realized gains:
Class A Shares	(12,122,041)	(14,581,856)
Class B Shares*	—	(1,117,177)
Class C Shares	(10,437,961)	(10,977,712)
Class I Shares	(10,850,890)	(15,573,789)
Class R6 Shares**	(118,636)	—
Total distributions to shareholders from net realized gains	(33,529,528)	(42,250,534)

Net increase/(decrease) from Fund share transactions:
Class A Shares	(6,998,455)	(52,367,855)
Class B Shares*	(6,324,806)	(1,836,313)
Class C Shares	(7,370,520)	350,215
Class I Shares	(15,072,169)	(15,718,293)
Class R6 Shares**	519,530	—
Net increase/(decrease) from Fund share transactions:	(35,246,420)	(69,572,246)
Net increase/(decrease) in net assets	(69,546,564)	(80,940,861)

Net assets:
Beginning of year	281,800,435	362,741,296
End of year	$212,253,871	$281,800,435
Accumulated undistributed net investment income/(loss)	$(585,495)	$(320,317)

*	Class terminated November 4, 2015.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements
Statements of changes in net assets
 High Yield Opportunities Fund

	Year Ended	Year Ended
	July 31, 2016	July 31, 2015

Net investment income/(loss)	$1,616,808	$1,417,853
Net realized gain/(loss) from investments, financial derivative instruments and foreign currency transactions	(776,195)	(527,553)
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	1,054,448	(492,014)
Net increase/(decrease) in net assets resulting from operations	1,895,061	398,286

Distributions to shareholders from net investment income:
Class A Shares	(164,493)	(158,365)
Class C Shares	(68,258)	(58,762)
Class I Shares	(645,242)	(1,337,873)
Class R6 Shares*	(792,004)	—
Total distributions to shareholders from net investment income	(1,669,997)	(1,555,000)

Distributions to shareholders from net realized gains:
Class A Shares	—	(37,967)
Class C Shares	—	(27,626)
Class I Shares	—	(587,665)
Total distributions to shareholders from net realized gains	—	(653,258)

Net increase/(decrease) from Fund share transactions:
Class A Shares	5,894,219	(90,633)
Class C Shares	685,019	263,692
Class I Shares	(12,178,370)	268,045
Class R6 Shares*	21,548,668	—
Net increase/(decrease) from Fund share transactions:	15,949,536	441,104
Net increase/(decrease) in net assets	16,174,600	(1,368,868)

Net assets:
Beginning of year	25,210,738	26,579,606
End of year	$41,385,338	$25,210,738
Accumulated undistributed net investment income/(loss)	$63,518	$70,270

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements
Statements of changes in net assets
 International Long/Short Equity Fund

	Year Ended	Period Ended
	July 31, 2016	July 31, 2015 *

Net investment loss	$(342,498)	$(84,901)
Net realized gain/(loss) from investments, financial derivative instruments, securities sold short and foreign currency transactions	(1,006,327)	74,106
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments, securities sold short and foreign currency translations	174,893	136,924
Net increase/(decrease) in net assets resulting from operations	(1,173,932)	126,129

Distributions to shareholders from net investment income:
Class A Shares	(7,080)	—
Class C Shares	(2,841)	—
Class I Shares	(19,072)	—
Class R6 Shares**	(164,331)	—
Total distributions to shareholders from net investment income	(193,324)	—

Distributions to shareholders from net realized gains:
Class A Shares	(676)	—
Class C Shares	(333)	—
Class I Shares	(3,476)	—
Class R6 Shares**	(15,567)	—
Total distributions to shareholders from net realized gains	(20,052)	—

Net increase/(decrease) from Fund share transactions:
Class A Shares	18,451,807	195,737
Class C Shares	136,714	100,122
Class I Shares	4,765,039	5,860,760
Class R6 Shares**	5,005,170	—
Net increase/(decrease) from Fund share transactions:	28,358,730	6,156,619
Net increase/(decrease) in net assets	26,971,422	6,282,748

Net assets:
Beginning of year	6,282,748	—
End of year	$33,254,170	$6,282,748
Accumulated undistributed net investment loss	$(489,908)	$(69,800)

*	The International Long/Short Equity Fund commenced operations on December 9, 2014.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements
Statements of changes in net assets
 International Opportunities Fund

	Year Ended	Year Ended
	July 31, 2016	July 31, 2015

Net investment income/(loss)	$65,394,365	$47,096,272
Net realized gain/(loss) from investments, financial derivative instruments and foreign currency transactions	(250,791,330)	186,668,325
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	(136,129,214)	10,968,612
Net increase/(decrease) in net assets resulting from operations	(321,526,179)	244,733,209

Distributions to shareholders from net investment income:
Class A Shares	(20,869,230)	(13,739,334)
Class C Shares	(4,349,701)	(1,759,814)
Class I Shares	(44,704,034)	(23,673,060)
Class R Shares	(210,746)	(79,695)
Class R6 Shares**	(11,583)	—
Total distributions to shareholders from net investment income	(70,145,294)	(39,251,903)

Net increase/(decrease) from Fund share transactions:
Class A Shares	(683,968,887)	(447,677,648)
Class B Shares*	(16,351,415)	(13,409,043)
Class C Shares	1,545,359	36,281,349
Class I Shares	829,351,127	845,583,014
Class R Shares	6,967,314	3,658,824
Class R6 Shares**	743,244	—
Class IF Shares***	588,370,232	—
Net increase/(decrease) from Fund share transactions:	726,656,974	424,436,496
Net increase/(decrease) in net assets	334,985,501	629,917,802

Net assets:
Beginning of year	4,540,904,572	3,910,986,770
End of year	$4,875,890,073	$4,540,904,572
Accumulated undistributed net investment income/(loss)	$41,922,116	$46,489,778
*	Class terminated November 4, 2015.
**	Class commenced operations November 30, 2015.
***	Class commenced operations on March 31, 2016.
See notes to financial statements

Financial statements
Statements of changes in net assets
 International Select Equity Fund

	Year Ended	Period Ended
	July 31, 2016	July 31, 2015	*

Net investment income/(loss)	$126,066	$48,093
Net realized gain/(loss) from investments, financial derivative instruments and foreign currency transactions	(693,916)	29,513
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	463,550	325,359
Net increase/(decrease) in net assets resulting from operations	(104,300)	402,965

Distributions to shareholders from net investment income:
Class A Shares	(2,125)	—
Class C Shares	(87)	—
Class I Shares	(2,356)	—
Class R6 Shares**	(43,034)	—
Total distributions to shareholders from net investment income	(47,602)	—

Distributions to shareholders from net realized gains:
Class A Shares	(1,661)	—
Class C Shares	(786)	—
Class I Shares	(788)	—
Class R6 Shares**	(31,668)	—
Total distributions to shareholders from net realized gains	(34,903)	—

Net increase/(decrease) from Fund share transactions:
Class A Shares	5,741,985	257,531
Class C Shares	10,374	111,850
Class I Shares	227,753	4,838,337
Class R6 Shares**	5,074,513	—
Net increase/(decrease) from Fund share transactions:	11,054,625	5,207,718
Net increase/(decrease) in net assets	10,867,820	5,610,683

Net assets:
Beginning of year	5,610,683	—
End of year	$16,478,503	$5,610,683
Accumulated undistributed net investment income/(loss)	$132,741	$47,568

*	The International Select Equity Fund commenced operations on September 30, 2014.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements
Statements of changes in net assets
 Strategic Income Fund

	Year Ended	Year Ended
	July 31, 2016	July 31, 2015

Net investment income/(loss)	$8,848,387	$3,980,451
Net realized gain/(loss) from investments, financial derivative instruments and foreign currency transactions	13,805,694	303,507
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	618,134	(1,241,735)
Net increase/(decrease) in net assets resulting from operations	23,272,215	3,042,223

Distributions to shareholders from net investment income:
Class A Shares	(1,238,725)	(814,505)
Class B Shares*	(15,453)	(126,818)
Class C Shares	(751,605)	(848,492)
Class I Shares	(6,468,399)	(2,845,209)
Class R6 Shares**	(25,685)	—
Total distributions to shareholders from net investment income	(8,499,867)	(4,635,024)

Net increase/(decrease) from Fund share transactions:
Class A Shares	36,420,698	16,935,684
Class B Shares*	(3,111,688)	(1,100,439)
Class C Shares	18,933,455	12,458,298
Class I Shares	205,975,225	89,428,317
Class R6 Shares**	1,472,988	—
Net increase/(decrease) from Fund share transactions:	259,690,678	117,721,860
Net increase/(decrease) in net assets	274,463,026	116,129,059

Net assets:
Beginning of year	167,920,269	51,791,210
End of year	$442,383,295	$167,920,269
Accumulated undistributed net investment income/(loss)	$(2,025,346)	$(1,157,208)

*	Class terminated November 4, 2015.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements
Statements of changes in net assets
 Unconstrained Bond Fund

	Year Ended	Year Ended
	July 31, 2016	July 31, 2015

Net investment income/(loss)	$325,118	$352,563
Net realized gain/(loss) from investments, financial derivative instruments and foreign currency transactions	(62,616)	1,004,418
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	126,140	(1,392,368)
Net increase/(decrease) in net assets resulting from operations	388,642	(35,387)

Distributions to shareholders from net investment income:
Class A Shares	(5,150)	(12,886)
Class C Shares	(1,694)	(6,200)
Class I Shares	(54,644)	(385,916)
Class R6 Shares*	(109,051)	—
Total distributions to shareholders from net investment income	(170,539)	(405,002)

Distributions to shareholders from net realized gains:
Class A Shares	(36,140)	(42,783)
Class C Shares	(40,844)	(48,979)
Class I Shares	(37,664)	(1,040,174)
Class R6 Shares*	(900,782)	—
Total distributions to shareholders from net realized gains	(1,015,430)	(1,131,936)

Return of capital (a):
Class A Shares	(4,392)	—
Class C Shares	(1,445)	—
Class I Shares	(46,608)	—
Class R6 Shares*	(93,013)	—
Return of capital	(145,458)	—

Net increase/(decrease) from Fund share transactions:
Class A Shares	61,663	(117,696)
Class C Shares	6,236	142,884
Class I Shares	(23,685,899)	170,411
Class R6 Shares*	24,034,908	—
Net increase/(decrease) from Fund share transactions:	416,908	195,599
Net increase/(decrease) in net assets	(525,877)	(1,376,726)

Net assets:
Beginning of year	26,890,000	28,266,726
End of year	$26,364,123	$26,890,000
Accumulated undistributed net investment income/(loss)	$(450,477)	$(1,063,128)

*	Class commenced operations November 30, 2015.
(a)	Determined in accordance with federal income tax regulations; refer to note 2, under the heading "Federal income taxes."
See notes to financial statements

Financial statements
Statements of changes in net assets
 US Growth Opportunities Fund

	Year Ended	Period ended
	July 31, 2016	July 31, 2015 *

Net investment income/(loss)	$(16,323)	$(2,089)
Net realized gain/(loss) from investments, financial derivative instruments and foreign currency transactions	(128,780)	(35,944)
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	167,423	724,006
Net increase/(decrease) in net assets resulting from operations	22,320	685,973

Net increase/(decrease) from Fund share transactions:
Class A Shares	1,105,303	1,546,643
Class C Shares	161,978	10,000
Class I Shares	(5,542,046)	5,155,183
Class R6 Shares**	5,739,011	—
Net increase/(decrease) from Fund share transactions:	1,464,246	6,711,826
Net increase/(decrease) in net assets	1,486,566	7,397,799

Net assets:
Beginning of year	7,397,799	—
End of year	$8,884,365	$7,397,799
Accumulated undistributed net investment loss	$(12,289)	$(1,964)

*	The US Growth Opportunities Fund commenced operations on December 18, 2014.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements
Statements of changes – capital stock activity
 All Asset Fund

	Year Ended	Year Ended
	July 31, 2016	July 31, 2015

Amount

Class A shares:
Sold	$2,389,247	$2,554,231
Issued as reinvestment of dividends	168,932	243,890
Redeemed	(4,623,264)	(5,204,279)
Net decrease	$(2,065,085)	$(2,406,158)

Class C shares:
Sold	$3,171,463	$4,904,804
Issued as reinvestment of dividends	257,689	347,023
Redeemed	(4,525,561)	(5,298,299)
Net decrease	$(1,096,409)	$(46,472)

Class I shares:
Sold	$2,652,602	$7,046,213
Issued as reinvestment of dividends	507,864	1,876,370
Redeemed	(35,215,253)	(10,512,582)
Net decrease	$(32,054,787)	$(1,589,999)

Class R6 shares:*
Sold	$28,346,633	$—
Issued as reinvestment of dividends	1,090,787	—
Redeemed	(8,927)	—
Net increase	$29,428,493	$—

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements
Statements of changes – capital stock activity
 All Asset Fund (continued)

	Year Ended	Year Ended
	July 31, 2016	July 31, 2015

Shares

Class A shares:
Sold	242,349	241,338
Issued as reinvestment of dividends	17,076	23,272
Redeemed	(469,446)	(487,973)
Net decrease	(210,021)	(223,363)

Class C shares:
Sold	328,077	470,507
Issued as reinvestment of dividends	26,511	33,502
Redeemed	(464,349)	(506,063)
Net decrease	(109,761)	(2,054)

Class I shares:
Sold	270,034	660,704
Issued as reinvestment of dividends	51,382	179,159
Redeemed	(3,460,698)	(987,950)
Net decrease	(3,139,282)	(148,087)

Class R6 shares:*
Sold	2,765,534	—
Issued as reinvestment of dividends	110,490	—
Redeemed	(966)	—
Net increase	2,875,058	—

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements
Statements of changes – capital stock activity
 Dividend & Income Builder Fund

	Year Ended	Year Ended
	July 31, 2016	July 31, 2015

Amount

Class A shares:
Sold	$32,547,025	$8,893,558
Issued as reinvestment of dividends	802,945	562,190
Redeemed	(9,069,716)	(7,728,757)
Net increase	$24,280,254	$1,726,991

Class C shares:
Sold	$27,918,336	$10,821,649
Issued as reinvestment of dividends	482,691	302,228
Redeemed	(9,145,391)	(1,967,936)
Net increase	$19,255,636	$9,155,941

Class I shares:
Sold	$47,186,699	$20,292,092
Issued as reinvestment of dividends	1,071,929	632,260
Redeemed	(25,861,891)	(4,808,376)
Net increase	$22,396,737	$16,115,976

Class R6 shares:*
Sold	$447,689	$—
Issued as reinvestment of dividends	8,044	—
Redeemed	(60,821)	—
Net increase	$394,912	$—

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements
Statements of changes – capital stock activity
 Dividend & Income Builder Fund (continued)

	Year Ended	Year Ended
	July 31, 2016	July 31, 2015

Shares

Class A shares:
Sold	2,785,583	724,925
Issued as reinvestment of dividends	70,083	45,920
Redeemed	(772,776)	(631,636)
Net increase	2,082,890	139,209

Class C shares:
Sold	2,400,976	891,229
Issued as reinvestment of dividends	42,557	24,863
Redeemed	(794,960)	(161,375)
Net increase	1,648,573	754,717

Class I shares:
Sold	3,995,617	1,643,065
Issued as reinvestment of dividends	93,605	51,690
Redeemed	(2,219,176)	(394,096)
Net increase	1,870,046	1,300,659

Class R6 shares:*
Sold	37,520	—
Issued as reinvestment of dividends	696	—
Redeemed	(5,104)	—
Net increase	33,112	—

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements
Statements of changes – capital stock activity
 Emerging Markets Fund

	Year Ended	Year Ended
	July 31, 2016	July 31, 2015

Amount

Class A shares:
Sold	$2,908,545	$3,259,975
Issued as reinvestment of dividends	14,627	—
Redeemed	(4,580,585)	(2,530,487)
Net increase/(decrease)	$(1,657,413)	$729,488

Class C shares:
Sold	$1,713,106	$404,342
Redeemed	(1,324,472)	(885,354)
Net increase/(decrease)	$388,634	$(481,012)

Class I shares:
Sold	$41,225,273	$6,847,431
Issued as reinvestment of dividends	113,613	22,603
Redeemed	(19,424,684)	(8,414,502)
Net increase/(decrease)	$21,914,202	$(1,544,468)

Class R6 shares:*
Sold	$283,500	$—
Issued as reinvestment of dividends	1,522	—
Redeemed	(4,435)	—
Net increase	$280,587	$—

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements
Statements of changes – capital stock activity
 Emerging Markets Fund (continued)

	Year Ended	Year Ended
	July 31, 2016	July 31, 2015

Shares

Class A shares:
Sold	347,785	351,593
Issued as reinvestment of dividends	1,847	—
Redeemed	(596,193)	(270,545)
Net increase/(decrease)	(246,561)	81,048

Class C shares:
Sold	212,291	45,128
Redeemed	(173,381)	(99,689)
Net increase/(decrease)	38,910	(54,561)

Class I shares:
Sold	4,969,448	737,844
Issued as reinvestment of dividends	14,327	2,537
Redeemed	(2,417,003)	(904,039)
Net increase/(decrease)	2,566,772	(163,658)

Class R6 shares:*
Sold	35,207	—
Issued as reinvestment of dividends	192	—
Redeemed	(545)	—
Net increase	34,854	—

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements
Statements of changes – capital stock activity
 European Focus Fund

	Year Ended	Year Ended
	July 31, 2016	July 31, 2015

Amount

Class A shares:
Sold	$301,826,065	$540,366,997
Issued as reinvestment of dividends	6,122,302	7,076,371
Redeemed	(522,226,993)	(419,599,454)
Net increase/(decrease)	$(214,278,626)	$127,843,914

Class B shares:*
Sold	$186	$307,812
Issued as reinvestment of dividends	—	5,174
Redeemed	(4,795,504)	(8,882,598)
Net decrease	$(4,795,318)	$(8,569,612)

Class C shares:
Sold	$68,249,134	$142,444,369
Issued as reinvestment of dividends	363,049	2,448,975
Redeemed	(95,777,423)	(57,636,406)
Net increase/(decrease)	$(27,165,240)	$87,256,938

Class I shares:
Sold	$1,279,799,507	$1,520,198,059
Issued as reinvestment of dividends	18,331,492	20,822,276
Redeemed	(1,436,150,200)	(649,538,512)
Net increase/(decrease)	$(138,019,201)	$891,481,823

Class R6 shares:**
Sold	$1,531,816	$—
Issued as reinvestment of dividends	13,029	—
Redeemed	(35,455)	—
Net increase	$1,509,390	$—

*	Class terminated November 4, 2015.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements
Statements of changes – capital stock activity
 European Focus Fund (continued)

	Year Ended	Year Ended
	July 31, 2016	July 31, 2015

Shares

Class A shares:
Sold	9,054,474	15,300,709
Issued as reinvestment of dividends	179,803	212,440
Redeemed	(16,347,519)	(12,167,081)
Net increase/(decrease)	(7,113,242)	3,346,068

Class B shares:*
Sold	—	9,255
Issued as reinvestment of dividends	—	163
Redeemed	(145,533)	(268,215)
Net decrease	(145,533)	(258,797)

Class C shares:
Sold	2,195,418	4,266,432
Issued as reinvestment of dividends	11,356	78,142
Redeemed	(3,212,385)	(1,785,160)
Net increase/(decrease)	(1,005,611)	2,559,414

Class I shares:
Sold	39,106,723	42,855,950
Issued as reinvestment of dividends	538,845	626,046
Redeemed	(45,292,244)	(19,060,749)
Net increase/(decrease)	(5,646,676)	24,421,247

Class R6 shares:**
Sold	44,648	—
Issued as reinvestment of dividends	383	—
Redeemed	(1,134)	—
Net increase	43,897	—

*	Class terminated November 4, 2015.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements
Statements of changes – capital stock activity
 Global Equity Income Fund

	Year Ended	Year Ended
	July 31, 2016	July 31, 2015

Amount

Class A shares:
Sold	$394,225,119	$291,894,829
Issued as reinvestment of dividends	41,172,929	34,300,672
Redeemed	(331,490,790)	(381,375,586)
Net increase/(decrease)	$103,907,258	$(55,180,085)

Class C shares:
Sold	$220,041,077	$364,319,085
Issued as reinvestment of dividends	49,241,654	43,154,113
Redeemed	(249,572,798)	(160,503,963)
Net increase	$19,709,933	$246,969,235

Class I shares:
Sold	$1,079,850,876	$1,000,905,791
Issued as reinvestment of dividends	107,395,820	84,807,933
Redeemed	(741,188,760)	(481,205,309)
Net increase	$446,057,936	$604,508,415

Class R6 shares:*
Sold	$1,792,803	$—
Issued as reinvestment of dividends	77,455	—
Redeemed	(17,977)	—
Net increase	$1,852,281	$—

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements
Statements of changes – capital stock activity
 Global Equity Income Fund (continued)

	Year Ended	Year Ended
	July 31, 2016	July 31, 2015

Shares

Class A shares:
Sold	54,630,754	36,327,979
Issued as reinvestment of dividends	5,924,027	4,264,553
Redeemed	(46,315,206)	(47,295,093)
Net increase/(decrease)	14,239,575	(6,702,561)

Class C shares:
Sold	30,472,273	45,521,021
Issued as reinvestment of dividends	7,110,034	5,394,540
Redeemed	(34,834,742)	(20,257,013)
Net increase	2,747,565	30,658,548

Class I shares:
Sold	148,700,648	124,121,908
Issued as reinvestment of dividends	15,422,364	10,535,940
Redeemed	(102,700,361)	(60,505,550)
Net increase	61,422,651	74,152,298

Class R6 shares:*
Sold	241,013	—
Issued as reinvestment of dividends	11,328	—
Redeemed	(2,472)	—
Net increase	249,869	—

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements
Statements of changes – capital stock activity
 Global Technology Fund

	Year Ended	Year Ended
	July 31, 2016	July 31, 2015

Amount

Class A shares:
Sold	$13,432,218	$12,340,038
Issued as reinvestment of dividends	10,939,084	13,535,620
Redeemed	(31,369,757)	(78,243,513)
Net decrease	$(6,998,455)	$(52,367,855)

Class B shares:*
Sold	$—	$394,772
Issued as reinvestment of dividends	—	820,432
Redeemed	(6,324,806)	(3,051,517)
Net decrease	$(6,324,806)	$(1,836,313)

Class C shares:
Sold	$4,563,811	$7,431,771
Issued as reinvestment of dividends	8,316,446	8,551,931
Redeemed	(20,250,777)	(15,633,487)
Net increase/(decrease)	$(7,370,520)	$350,215

Class I shares:
Sold	$20,737,364	$38,203,596
Issued as reinvestment of dividends	9,050,685	13,883,247
Redeemed	(44,860,218)	(67,805,136)
Net decrease	$(15,072,169)	$(15,718,293)

Class R6 shares:**
Sold	$1,017,292	$—
Issued as reinvestment of dividends	118,521	—
Redeemed	(616,283)	—
Net increase	$519,530	$—

*	Class terminated November 4, 2015.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements
Statements of changes – capital stock activity
 Global Technology Fund (continued)

	Year Ended	Year Ended
	July 31, 2016	July 31, 2015

Shares

Class A shares:
Sold	540,807	472,340
Issued as reinvestment of dividends	457,320	539,913
Redeemed	(1,378,671)	(2,985,655)
Net decrease	(380,544)	(1,973,402)

Class B shares:*
Sold	—	17,110
Issued as reinvestment of dividends	—	36,676
Redeemed	(268,813)	(132,870)
Net decrease	(268,813)	(79,084)

Class C shares:
Sold	220,670	321,748
Issued as reinvestment of dividends	400,021	382,637
Redeemed	(1,036,700)	(669,297)
Net increase/(decrease)	(416,009)	35,088

Class I shares:
Sold	875,166	1,402,143
Issued as reinvestment of dividends	369,868	544,014
Redeemed	(1,946,826)	(2,596,974)
Net decrease	(701,792)	(650,817)

Class R6 shares:**
Sold	37,312	—
Issued as reinvestment of dividends	4,844	—
Redeemed	(28,483)	—
Net increase	13,673	—

*	Class terminated November 4, 2015.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements
Statements of changes – capital stock activity
 High Yield Opportunities Fund

	Year Ended	Year Ended
	July 31, 2016	July 31, 2015

Amount

Class A shares:
Sold	$7,510,025	$3,726,277
Issued as reinvestment of dividends	141,624	109,641
Redeemed	(1,757,430)	(3,926,551)
Net increase/(decrease)	$5,894,219	$(90,633)

Class C shares:
Sold	$1,554,754	$823,882
Issued as reinvestment of dividends	59,458	17,113
Redeemed	(929,193)	(577,303)
Net increase	$685,019	$263,692

Class I shares:
Sold	$9,190,209	$1,713,990
Issued as reinvestment of dividends	624,072	1,694,659
Redeemed	(21,992,651)	(3,140,604)
Net increase/(decrease)	$(12,178,370)	$268,045

Class R6 shares:*
Sold	$22,866,396	$—
Issued as reinvestment of dividends	770,089	—
Redeemed	(2,087,817)	—
Net increase	$21,548,668	$—

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements
Statements of changes – capital stock activity
 High Yield Opportunities Fund (continued)

	Year Ended	Year Ended
	July 31, 2016	July 31, 2015

Shares

Class A shares:
Sold	801,668	379,791
Issued as reinvestment of dividends	15,138	11,078
Redeemed	(190,649)	(395,901)
Net increase/(decrease)	626,157	(5,032)

Class C shares:
Sold	168,125	82,672
Issued as reinvestment of dividends	6,433	1,735
Redeemed	(101,446)	(57,651)
Net increase	73,112	26,756

Class I shares:
Sold	995,745	170,543
Issued as reinvestment of dividends	67,342	171,348
Redeemed	(2,390,179)	(317,739)
Net increase/(decrease)	(1,327,092)	24,152

Class R6 shares:*
Sold	2,489,207	—
Issued as reinvestment of dividends	84,094	—
Redeemed	(233,238)	—
Net increase	2,340,063	—

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements
Statements of changes – capital stock activity
 International Long/Short Equity Fund

	Year Ended	Period Ended
	July 31, 2016	July 31, 2015	*

Amount

Class A shares:
Sold	$21,931,915	$195,737
Issued as reinvestment of dividends	7,755	—
Redeemed	(3,487,863)	—
Net increase	$18,451,807	$195,737

Class C shares:
Sold	$136,562	$100,122
Issued as reinvestment of dividends	152	—
Net increase	$136,714	$100,122

Class I shares:
Sold	$11,259,960	$5,912,875
Issued as reinvestment of dividends	22,548	—
Redeemed	(6,517,469)	(52,115)
Net increase	$4,765,039	$5,860,760

Class R6 shares:**
Sold	$5,004,874	$—
Issued as reinvestment of dividends	296	—
Net increase	$5,005,170	$—

*	The International Long/Short Equity Fund commenced operations on December 9, 2014.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements
Statements of changes – capital stock activity
 International Long/Short Equity Fund (continued)

	Year Ended	Period Ended
	July 31, 2016	July 31, 2015	*

Shares

Class A shares:
Sold	2,254,481	19,335
Issued as reinvestment of dividends	786	—
Redeemed	(364,544)	—
Net increase	1,890,723	19,335

Class C shares:
Sold	14,806	10,000
Issued as reinvestment of dividends	15	—
Net increase	14,821	10,000

Class I shares:
Sold	1,143,147	586,694
Issued as reinvestment of dividends	2,274	—
Redeemed	(641,697)	(5,036)
Net increase	503,724	581,658

Class R6 shares:**
Sold	493,775	—
Issued as reinvestment of dividends	30	—
Net increase	493,805	—

*	The International Long/Short Equity Fund commenced operations on December 9, 2014.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements
Statements of changes – capital stock activity
 International Opportunities Fund

	Year Ended	Year Ended
	July 31, 2016	July 31, 2015

Amount

Class A shares:
Sold	$374,521,319	$352,633,130
Issued as reinvestment of dividends	19,476,476	12,951,301
Redeemed	(1,077,966,682)	(813,262,079)
Net decrease	$(683,968,887)	$(447,677,648)

Class B shares:*
Sold	$16,837	$145,349
Redeemed	(16,368,252)	(13,554,392)
Net decrease	$(16,351,415)	$(13,409,043)

Class C shares:
Sold	$88,932,601	$103,376,810
Issued as reinvestment of dividends	3,505,773	1,399,281
Redeemed	(90,893,015)	(68,494,742)
Net increase	$1,545,359	$36,281,349

Class I shares:
Sold	$1,605,372,241	$1,221,289,629
Issued as reinvestment of dividends	37,491,564	19,889,540
Redeemed	(813,512,678)	(395,596,155)
Net increase	$829,351,127	$845,583,014

Class R Shares:
Sold	$13,083,736	$7,724,510
Issued as reinvestment of dividends	86,984	40,599
Redeemed	(6,203,406)	(4,106,285)
Net Increase	$6,967,314	$3,658,824

Class R6 shares:**
Sold	$734,407	$—
Issued as reinvestment of dividends	11,583	—
Redeemed	(2,746)	—
Net increase	$743,244	$—

Class IF shares:***
Sold	$652,904,907	$—
Redeemed	(64,534,675)	—
Net increase	$588,370,232	$—

*	Class terminated November 4, 2015.
**	Class commenced operations November 30, 2015.
***	Class commenced operations on March 31, 2016.
See notes to financial statements

Financial statements
Statements of changes – capital stock activity
 International Opportunities Fund (continued)

	Year Ended	Year Ended
	July 31, 2016	July 31, 2015

Shares

Class A shares:
Sold	14,537,408	12,604,025
Issued as reinvestment of dividends	728,637	486,342
Redeemed	(42,216,227)	(29,770,021)
Net decrease	(26,950,182)	(16,679,654)

Class B shares:*
Sold	635	5,779
Redeemed	(644,055)	(525,080)
Net decrease	(643,420)	(519,301)

Class C shares:
Sold	3,655,206	3,977,850
Issued as reinvestment of dividends	139,895	55,904
Redeemed	(3,832,269)	(2,679,287)
Net increase/(decrease)	(37,168)	1,354,467

Class I shares:
Sold	62,565,571	44,389,992
Issued as reinvestment of dividends	1,405,231	747,446
Redeemed	(32,119,402)	(14,498,697)
Net increase	31,851,400	30,638,741

Class R Shares
Sold	524,369	283,045
Issued as reinvestment of dividends	3,313	1,548
Redeemed	(249,361)	(152,632)
Net increase	278,321	131,961

Class R6 shares:**
Sold	27,065	—
Issued as reinvestment of dividends	434	—
Redeemed	(107)	—
Net increase	27,392	—

Class IF shares:***
Sold	25,547,838	—
Redeemed	(2,572,839)	—
Net increase	22,974,999	—

*	Class terminated November 4, 2015.
**	Class commenced operations November 30, 2015.
***	Class commenced operations on March 31, 2016.
See notes to financial statements

Financial statements
Statements of changes – capital stock activity
 International Select Equity Fund

	Year Ended	Period Ended
	July 31, 2016	July 31, 2015*

Amount

Class A shares:
Sold	$6,008,390	$257,531
Issued as reinvestment of dividends	3,785	—
Redeemed	(270,190)	—
Net increase	$5,741,985	$257,531

Class C shares:
Sold	$12,710	$111,850
Issued as reinvestment of dividends	160	—
Redeemed	(2,496)	—
Net increase	$10,374	$111,850

Class I shares:
Sold	$5,450,356	$4,838,350
Issued as reinvestment of dividends	2,785	—
Redeemed	(5,225,388)	(13)
Net increase	$227,753	$4,838,337

Class R6 shares:**
Sold	$5,087,091	$—
Issued as reinvestment of dividends	325	—
Redeemed	(12,903)	—
Net increase	$5,074,513	$—

*	The International Select Equity Fund commenced operations on September 30, 2014.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements
Statements of changes – capital stock activity
 International Select Equity Fund (continued)

	Year Ended	Period Ended
	July 31, 2016	July 31, 2015	*

Shares

Class A shares:
Sold	625,416	24,959
Issued as reinvestment of dividends	374	—
Redeemed	(27,508)	—
Net increase	598,282	24,959

Class C shares:
Sold	1,269	11,217
Issued as reinvestment of dividends	16	—
Redeemed	(268)	—
Net increase	1,017	11,217

Class I shares:
Sold	603,130	483,758
Issued as reinvestment of dividends	276	—
Redeemed	(510,336)	(1)
Net increase	93,070	483,757

Class R6 shares:**
Sold	493,951	—
Issued as reinvestment of dividends	32	—
Redeemed	(1,347)	—
Net increase	492,636	—

*	The International Select Equity Fund commenced operations on September 30, 2014.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements
Statements of changes – capital stock activity
 Strategic Income Fund

	Year Ended	Year Ended
	July 31, 2016	July 31, 2015

Amount

Class A shares:
Sold	$56,939,970	$29,141,354
Issued as reinvestment of dividends	1,047,220	622,725
Redeemed	(21,566,492)	(12,828,395)
Net increase	$36,420,698	$16,935,684

Class B shares:*
Sold	$1,294	$446,301
Issued as reinvestment of dividends	13,247	106,389
Redeemed	(3,126,229)	(1,653,129)
Net decrease	$(3,111,688)	$(1,100,439)

Class C shares:
Sold	$29,842,445	$19,887,755
Issued as reinvestment of dividends	598,489	624,953
Redeemed	(11,507,479)	(8,054,410)
Net increase	$18,933,455	$12,458,298

Class I shares:
Sold	$283,167,551	$113,857,875
Issued as reinvestment of dividends	4,888,280	2,103,066
Redeemed	(82,080,606)	(26,532,624)
Net increase	$205,975,225	$89,428,317

Class R6 shares:**
Sold	$1,477,303	$—
Issued as reinvestment of dividends	25,685	—
Redeemed	(30,000)	—
Net increase	$1,472,988	$—

*	Class terminated November 4, 2015.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements
Statements of changes – capital stock activity
 Strategic Income Fund (continued)

	Year Ended	Year Ended
	July 31, 2016	July 31, 2015

Shares

Class A shares:
Sold	6,326,553	3,178,806
Issued as reinvestment of dividends	116,026	68,155
Redeemed	(2,386,765)	(1,406,207)
Net increase	4,055,814	1,840,754

Class B shares:*
Sold	144	48,700
Issued as reinvestment of dividends	1,469	11,609
Redeemed	(346,146)	(180,331)
Net decrease	(344,533)	(120,022)

Class C shares:
Sold	3,328,628	2,184,718
Issued as reinvestment of dividends	66,695	68,739
Redeemed	(1,278,220)	(884,577)
Net increase	2,117,103	1,368,880

Class I shares:
Sold	31,542,533	12,440,206
Issued as reinvestment of dividends	543,286	230,755
Redeemed	(9,114,474)	(2,919,478)
Net increase	22,971,345	9,751,483

Class R6 shares:**
Sold	164,489	—
Issued as reinvestment of dividends	2,852	—
Redeemed	(3,375)	—
Net increase	163,966	—

*	Class terminated November 4, 2015.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements
Statements of changes – capital stock activity
 Unconstrained Bond Fund

	Year Ended	Year Ended
	July 31, 2016	July 31, 2015

Amount

Class A shares:
Sold	$26,282	$7,300
Issued as reinvestment of dividends	35,749	1,647
Redeemed	(368)	(126,643)
Net increase/(decrease)	$61,663	$(117,696)

Class C shares:
Sold	$16,906	$227,508
Issued as reinvestment of dividends	40,720	9,822
Redeemed	(51,390)	(94,446)
Net increase	$6,236	$142,884

Class I shares:
Sold	$21,241	$5,288
Issued as reinvestment of dividends	48,465	165,124
Redeemed	(23,755,605)	—
Net increase/(decrease)	$(23,685,899)	$170,412

Class R6 shares:*
Sold	$23,758,397	$—
Issued as reinvestment of dividends	911,694	—
Redeemed	(635,183)	—
Net increase	$24,034,908	$—

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements
Statements of changes – capital stock activity
 Unconstrained Bond Fund (continued)

	Year Ended	Year Ended
	July 31, 2016	July 31, 2015

Shares

Class A shares:
Sold	2,905	744
Issued as reinvestment of dividends	3,933	171
Redeemed	(41)	(13,044)
Net increase/(decrease)	6,797	(12,129)

Class C shares:
Sold	1,883	22,771
Issued as reinvestment of dividends	4,484	1,034
Redeemed	(5,682)	(9,952)
Net increase	685	13,853

Class I shares:
Sold	2,121	542
Issued as reinvestment of dividends	5,295	17,315
Redeemed	(2,511,164)	—
Net increase/(decrease)	(2,503,748)	17,857

Class R6 shares:*
Sold	2,511,472	—
Issued as reinvestment of dividends	100,419	—
Redeemed	(70,594)	—
Net increase	2,541,297	—

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements
Statements of changes – capital stock activity
 US Growth Opportunities Fund

	Year Ended	Period ended
	July 31, 2016	July 31, 2015*

Amount

Class A shares:
Sold	$1,174,521	$1,546,643
Redeemed	(69,218)	—
Net increase	$1,105,303	$1,546,643

Class C shares:
Sold	$172,338	$10,000
Redeemed	(10,360)	—
Net increase	$161,978	$10,000

Class I shares:
Sold	$166,256	$5,159,349
Redeemed	(5,708,302)	(4,166)
Net increase/(decrease)	$(5,542,046)	$5,155,183

Class R6 shares:**
Sold	$5,754,182	$—
Redeemed	(15,171)	—
Net increase	$5,739,011	$—

Shares

Class A shares:
Sold	108,669	144,490
Redeemed	(6,277)	—
Net increase	102,392	144,490

Class C shares:
Sold	16,029	1,000
Redeemed	(1,000)	—
Net increase	15,029	1,000

Class I shares:
Sold	15,054	515,164
Redeemed	(513,742)	(381)
Net increase/(decrease)	(498,688)	514,783

Class R6 shares:**
Sold	517,889	—
Redeemed	(1,438)	—
Net increase	516,451	—

*	The US Growth Opportunities Fund commenced operations on December 18, 2014.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements
Statement of Cash Flows
For the year ended July 31, 2016
International
Long/Short Equity
Fund

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(1,173,932)

Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of investments in securities	(28,025,133)
Payments to cover securities sold short	(9,485,691)
Proceeds from disposition of investments in securities	18,022,076
Proceeds from securities sold short	17,375,419
Purchases of short term investments, net	(19,495,329)
Net realized (gain) loss:
Investment transactions	201,492
Securities sold short	166,609
Net change in unrealized appreciation/(depreciation) of:
Investments	(446,206)
Securities sold short	852,760

Changes in assets and liabilities:
(Increase) decrease in assets:
Cash at broker for open futures contracts	66,824
Cash segregated as collateral on securities sold short	(6,140,576)
Cash segregated as collateral on open equity swaps contracts	(650,000)
Financial Derivative Instruments - Exchange-traded or centrally cleared	142
Financial Derivative Instruments - Over-the-counter	(917,652)
Receivable for investment securities sold	(189,242)
Receivable from investment adviser	27,562
Dividend and interest receivable	(13,015)
Prepaid expenses and other assets	17,381
Increase (decrease) in liabilities:
Payable for investment securities purchased	1,651,984
Payable for short sale financing	11,682
Payable for periodic payments for equity swap contracts	2,730
Financial Derivative Instruments - Exchange-traded or centrally cleared	2,059
Financial Derivative Instruments - Over-the-counter	332,634
Payable for dividends on securities sold short	533
Payable for 12b-1 distribution and service fees	4,208
Payable to investment adviser	22,035
Accrued expenses and other payables	16,992
Net cash used in operating activities	$(27,761,654)
Cash flows from Financing Activities:
Fund shares sold	38,333,311
Fund shares redeemed	(10,005,332)
Increase in receivable for Fund shares sold	(12,400)
Fund distributions paid and not reinvested*	(182,625)
Net cash provided by financing activities	28,132,954
Net increase in cash during the year	$371,300
Cash and foreign currency, beginning of year:	10,713
Cash and foreign currency, end of year:	$382,013
* Non-cash reinvestment of Fund distributions	$30,751
See notes to financial statements

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Financial highlights
For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:

	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss)(i)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

All Asset Fund
Class A
Year Ended 7/31/2016(g)	$10.55	0.08	(0.17)	(0.09)	(0.03)	(0.31)	(0.34)
Year Ended 7/31/2015	10.76	0.09	0.12	0.21	(0.14)	(0.28)	(0.42)
Year Ended 7/31/2014	10.52	0.10	0.56	0.66	(0.11)	(0.31)	(0.42)
Year Ended 7/31/2013	9.93	0.09	0.61	0.70	(0.09)	(0.02)	(0.11)
Period Ended 7/31/2012(a)	10.00	0.01	(0.08)	(0.07)	0.00	0.00	0.00
Class C
Year Ended 7/31/2016(g)	$10.39	0.01	(0.16)	(0.15)	0.00	(0.31)	(0.31)
Year Ended 7/31/2015	10.63	0.02	0.10	0.12	(0.08)	(0.28)	(0.36)
Year Ended 7/31/2014	10.43	0.02	0.56	0.58	(0.07)	(0.31)	(0.38)
Year Ended 7/31/2013	9.91	0.02	0.59	0.61	(0.07)	(0.02)	(0.09)
Period Ended 7/31/2012(a)	10.00	(0.01)	(0.08)	(0.09)	0.00	0.00	0.00
Class I
Year Ended 7/31/2016(g)	$10.55	0.07	(0.13)	(0.06)	(0.08)	(0.31)	(0.39)
Year Ended 7/31/2015	10.77	0.13	0.10	0.23	(0.17)	(0.28)	(0.45)
Year Ended 7/31/2014	10.54	0.13	0.56	0.69	(0.15)	(0.31)	(0.46)
Year Ended 7/31/2013	9.94	0.11	0.61	0.72	(0.10)	(0.02)	(0.12)
Period Ended 7/31/2012(a)	10.00	0.02	(0.08)	(0.06)	0.00	0.00	0.00
Class R6
Period Ended 7/31/2016(f)(g)	$10.25	0.12	0.11	0.23	(0.08)	(0.31)	(0.39)

(a)	The All Asset Fund commenced operations on March 30, 2012.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been waived/reimbursed during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)
As the All Asset Fund invests in the shares of other investment companies, the calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the underlying funds in which the Fund invests.

(e)	Not annualized for periods less than one year.
(f)	Class R6 commenced operations on November 30, 2015.
(g)
Refer to note 10 to the financial statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and would not have impacted the total return of the Fund. The "Annualized ratio of net investment income/(loss) to average net assets" and "Annualized ratio of operating expenses to average net assets" would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income. The "Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed" would have been 0.01% higher had the custodian not reimbursed the Fund.

(i)
The amount shown for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) because of the timing of sales and repurchases of Fund shares in relation to fluctuating market value of the investments in the Fund.

See notes to financial statements

Financial highlights

			Ratios to average net assets:
Net asset value, end of period	Total return(c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets(d)	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed(d)	Portfolio turnover rate(e)

$10.12	(0.71)%	$4,011	0.85%	0.84%	0.95%	44%
10.55	1.94	6,396	0.85	0.88	0.91	19
10.76	6.44	8,929	0.85	0.94	0.93	52
10.52	7.05	12,023	0.85	0.86	1.10	37
9.93	(0.70)	5,740	0.85	0.43	2.13	7

$9.93	(1.37)%	$9,247	1.60%	0.09%	1.71%	44%
10.39	1.14	10,824	1.60	0.18	1.68	19
10.63	5.61	11,094	1.60	0.20	1.67	52
10.43	6.18	9,357	1.60	0.20	1.80	37
9.91	(0.90)	1,013	1.60	(0.24)	4.49	7

$10.10	(0.45)%	$10,750	0.60%	0.69%	0.68%	44%
10.55	2.20	44,333	0.60	1.18	0.63	19
10.77	6.72	46,867	0.60	1.22	0.62	52
10.54	7.28	43,221	0.60	1.10	0.79	37
9.94	(0.60)	28,875	0.60	0.52	1.41	7

$10.09	2.37%	$29,020	0.60%	1.88%	0.64%	44%
See notes to financial statements

Financial highlights
For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:

	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss)(g)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

Dividend & Income Builder Fund
Class A
Year Ended 7/31/2016(f)	$12.50	0.40	(0.40)	0.00	(0.34)	0.00	(0.34)
Year Ended 7/31/2015	12.57	0.35	0.11	0.46	(0.33)	(0.20)	(0.53)
Year Ended 7/31/2014	11.40	0.40	1.10	1.50	(0.31)	(0.02)	(0.33)
Period Ended 7/31/2013(a)	10.00	0.33	1.33	1.66	(0.26)	0.00	(0.26)
Class C
Year Ended 7/31/2016(f)	$12.40	0.30	(0.39)	(0.09)	(0.26)	0.00	(0.26)
Year Ended 7/31/2015	12.49	0.26	0.10	0.36	(0.25)	(0.20)	(0.45)
Year Ended 7/31/2014	11.35	0.30	1.10	1.40	(0.24)	(0.02)	(0.26)
Period Ended 7/31/2013(a)	10.00	0.25	1.33	1.58	(0.23)	0.00	(0.23)
Class I
Year Ended 7/31/2016(f)	$12.49	0.40	(0.37)	0.03	(0.36)	0.00	(0.36)
Year Ended 7/31/2015	12.57	0.39	0.09	0.48	(0.36)	(0.20)	(0.56)
Year Ended 7/31/2014	11.39	0.44	1.09	1.53	(0.33)	(0.02)	(0.35)
Period Ended 7/31/2013(a)	10.00	0.46	1.22	1.68	(0.29)	0.00	(0.29)
Class R6
Period Ended 7/31/2016(e)(f)	$11.95	0.28	0.17	0.45	(0.23)	0.00	(0.23)

(a)	The Dividend & Income Builder Fund commenced operations on August 1, 2012.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been waived/reimbursed during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)	Not annualized for periods less than one year.
(e)	Class R6 commenced operations on November 30, 2015.
(f)
Refer to note 10 to the financial statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and would not have impacted the total return of the Fund. Due to the amount of the reimbursement in relation to current period fees waived and/or reimbursed by the investment adviser, the "Annualized ratio of net investment income/(loss) to average net assets" would have been 0.01% lower had the custodian not reimbursed the Fund. The "Annualized ratio of operating expenses to average net assets" would have been 0.01% higher and the "Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed" would have been 0.02% higher.

(g)
The amount shown for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) because of the timing of sales and repurchases of Fund shares in relation to fluctuating market value of the investments in the Fund.

See notes to financial statements

Financial highlights

			Ratios to average net assets:
Net asset value, end of period	Total return(c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(d)

$12.16	0.19%	$40,869	1.27%	3.37%	1.27%	39%
12.50	3.81	15,959	1.30	2.84	1.46	26
12.57	13.26	14,308	1.30	3.20	1.94	78
11.40	16.79	1,891	1.30	2.98	7.35	188

$12.05	(0.58)%	$33,327	2.03%	2.55%	2.04%	39%
12.40	3.00	13,846	2.05	2.15	2.23	26
12.49	12.45	4,525	2.05	2.38	2.68	78
11.35	15.94	463	2.05	2.32	8.17	188

$12.16	0.48%	$46,454	1.04%	3.37%	1.04%	39%
12.49	3.97	24,356	1.05	3.13	1.24	26
12.57	13.56	8,156	1.05	3.50	1.66	78
11.39	17.01	1,463	1.05	4.18	7.11	188

$12.17	3.93%	$403	1.03%	3.51%	1.09%	39%
See notes to financial statements

Financial highlights
For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:

	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)(f)	Total from investment operations	Dividends from net investment income	Total distributions	Net asset value, end of period

Emerging Markets Fund
Class A
Year Ended 7/31/2016(e)	$8.60	0.13	0.39	0.52	(0.02)	(0.02)	$9.10
Year Ended 7/31/2015	9.82	0.02	(1.24)	(1.22)	0.00	0.00	8.60
Year Ended 7/31/2014	8.49	0.02	1.31	1.33	0.00	0.00	9.82
Year Ended 7/31/2013	7.97	0.01	0.56	0.57	(0.05)	(0.05)	8.49
Year Ended 7/31/2012	9.74	(0.02)	(1.62)	(1.64)	(0.13)	(0.13)	7.97
Class C
Year Ended 7/31/2016(e)	$8.35	0.06	0.38	0.44	0.00	0.00	$8.79
Year Ended 7/31/2015	9.61	(0.06)	(1.20)	(1.26)	0.00	0.00	8.35
Year Ended 7/31/2014	8.37	(0.04)	1.28	1.24	0.00	0.00	9.61
Year Ended 7/31/2013	7.89	(0.05)	0.55	0.50	(0.02)	(0.02)	8.37
Year Ended 7/31/2012	9.70	(0.09)	(1.60)	(1.69)	(0.12)	(0.12)	7.89
Class I
Year Ended 7/31/2016(e)	$8.63	0.13	0.42	0.55	(0.05)	(0.05)	$9.13
Year Ended 7/31/2015	9.86	0.03	(1.25)	(1.22)	(0.01)	(0.01)	8.63
Year Ended 7/31/2014	8.49	0.05	1.32	1.37	0.00	0.00	9.86
Year Ended 7/31/2013	7.98	0.03	0.56	0.59	(0.08)	(0.08)	8.49
Year Ended 7/31/2012	9.75	(0.00)*	(1.62)	(1.62)	(0.15)	(0.15)	7.98
Class R6
Period Ended 7/31/2016(d)(e)	$8.06	0.06	1.06	1.12	(0.05)	(0.05)	$9.13

(a)	Per share data was calculated using average shares outstanding during the period.
(b)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been waived/reimbursed during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(c)	Not annualized for periods less than one year.
(d)	Class R6 commenced operations on November 30, 2015.
(e)
Refer to note 10 to the financial statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and would not have impacted the total return of the Fund. The "Annualized ratio of net investment income/(loss) to average net assets" and "Annualized ratio of operating expenses to average net assets" would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income. The "Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed" would have been 0.07% higher had the custodian not reimbursed the Fund.

(f)
The amount shown for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) because of the timing of sales and repurchases of Fund shares in relation to fluctuating market value of the investments in the Fund.

*	Amount represents less than $0.01.
See notes to financial statements

Financial highlights

		Ratios to average net assets:
Total return(b)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(c)

6.07%	$6,510	1.79%	1.64%	2.36%	86%
(12.42)	8,272	1.79	0.21	2.13	148
15.67	8,656	1.79	0.26	1.97	97
7.16	8,930	1.79	0.09	2.15	126
(16.70)	7,011	1.79	(0.25)	2.51	110

5.27%	$3,553	2.54%	0.70%	3.16%	86%
(13.11)	3,049	2.54	(0.62)	2.90	148
14.81	4,036	2.54	(0.42)	2.74	97
6.33	3,169	2.54	(0.60)	2.87	126
(17.31)	2,305	2.54	(1.08)	3.23	110

6.41%	$36,815	1.54%	1.52%	2.09%	86%
(12.34)	12,652	1.54	0.37	1.85	148
16.14	16,057	1.54	0.56	1.66	97
7.39	10,773	1.54	0.34	1.80	126
(16.49)	7,724	1.54	(0.06)	2.16	110

13.92%	$318	1.54%	1.07%	2.17%	86%
See notes to financial statements

Financial highlights
For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:

	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)(g)	Total from investment operations	Dividends from net investment income	Total distributions	Net asset value, end of period

European Focus Fund
Class A
Year Ended 7/31/2016(f)	$36.91	0.44	(4.94)	(4.50)	(0.24)	(0.24)	$32.17
Year Ended 7/31/2015	35.42	0.35	1.67	2.02	(0.53)	(0.53)	36.91
Year Ended 7/31/2014	29.23	0.66	5.60	6.26	(0.07)	(0.07)	35.42
Year Ended 7/31/2013	22.44	0.26	6.90	7.16	(0.37)	(0.37)	29.23
Year Ended 7/31/2012	29.07	0.30	(5.71)	(5.41)	(1.22)	(1.22)	22.44
Class C
Year Ended 7/31/2016(f)	$34.57	0.22	(4.69)	(4.47)	(0.04)	(0.04)	$30.06
Year Ended 7/31/2015	33.35	0.04	1.59	1.63	(0.41)	(0.41)	34.57
Year Ended 7/31/2014	27.67	0.32	5.36	5.68	0.00	0.00	33.35
Year Ended 7/31/2013	21.25	0.05	6.54	6.59	(0.17)	(0.17)	27.67
Year Ended 7/31/2012	27.50	0.10	(5.37)	(5.27)	(0.98)	(0.98)	21.25
Class I
Year Ended 7/31/2016(f)	$36.90	0.60	(5.02)	(4.42)	(0.30)	(0.30)	$32.18
Year Ended 7/31/2015	35.48	0.42	1.67	2.09	(0.67)	(0.67)	36.90
Year Ended 7/31/2014	29.25	0.74	5.61	6.35	(0.12)	(0.12)	35.48
Year Ended 7/31/2013	22.46	0.40	6.85	7.25	(0.46)	(0.46)	29.25
Year Ended 7/31/2012	29.10	0.39	(5.73)	(5.34)	(1.30)	(1.30)	22.46
Class R6
Period Ended 7/31/2016(d)(f)	$34.37	0.57	(2.46)	(1.89)	(0.30)	(0.30)	$32.18

(a)	Per share data was calculated using average shares outstanding during the period.
(b)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been waived/reimbursed during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(c)	Not annualized for periods less than one year.
(d)	Class R6 commenced operations on November 30, 2015.
(e)
The net investment income ratio would have been 0.00% lower had the Fund not received refunds of previously withheld tax, plus interest, based on reclaims filed with Finland for calendar years 2009-2013. Refer to note 2, under the heading "Federal income taxes."

(f)
Refer to note 10 to the financial statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and would not have impacted the total return of the Fund. The "Annualized ratio of net investment income/(loss) to average net assets" would have been 0.00% lower had the custodian not reimbursed the Fund. The "Annualized ratio of operating expenses to average net assets" and "Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed" would have been 0.00% higher.

(g)
The amount shown for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) because of the timing of sales and repurchases of Fund shares in relation to fluctuating market value of the investments in the Fund.

*	Amount represents less than $0.01.
See notes to financial statements

Financial highlights

		Ratios to average net assets:
Total return(b)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(c)

(12.22)%	$560,452	1.28%	1.35%	1.28%	62%
5.86	905,598	1.30	0.99 (e)	1.30	75
21.43	750,572	1.37	1.88	1.37	90
32.13	317,547	1.50	1.01	1.50	115
(18.32)	236,974	1.53	1.24	1.53	69

(12.94)%	$287,339	2.07%	0.71%	2.07%	62%
5.02	365,135	2.09	0.12 (e)	2.09	75
20.53	266,900	2.14	0.98	2.14	90
31.10	104,206	2.27	0.22	2.27	115
(18.94)	88,015	2.32	0.45	2.32	69

(12.01)%	$1,874,371	1.04%	1.83%	1.04%	62%
6.10	2,357,546	1.07	1.19 (e)	1.07	75
21.73	1,400,298	1.11	2.09	1.11	90
32.54	266,517	1.20	1.55	1.20	115
(18.04)	120,392	1.21	1.65	1.21	69

(5.54)%	$1,413	1.05%	2.68%	1.05%	62%
See notes to financial statements

Financial highlights
For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:

	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)(g)	Total from investment operations	Dividends from net investment income	Total distributions	Net asset value, end of period

Global Equity Income Fund
Class A
Year Ended 7/31/2016(f)	$7.86	0.48	(0.59)	(0.11)	(0.46)	(0.46)	$7.29
Year Ended 7/31/2015	8.36	0.48	(0.50)	(0.02)	(0.48)	(0.48)	7.86
Year Ended 7/31/2014	7.85	0.52	0.48	1.00	(0.49)	(0.49)	8.36
Year Ended 7/31/2013	7.06	0.50	0.78	1.28	(0.49)	(0.49)	7.85
Year Ended 7/31/2012	7.45	0.48	(0.39)	0.09	(0.48)	(0.48)	7.06
Class C
Year Ended 7/31/2016(f)	$7.81	0.41	(0.58)	(0.17)	(0.40)	(0.40)	$7.24
Year Ended 7/31/2015	8.32	0.42	(0.51)	(0.09)	(0.42)	(0.42)	7.81
Year Ended 7/31/2014	7.81	0.46	0.48	0.94	(0.43)	(0.43)	8.32
Year Ended 7/31/2013	7.03	0.44	0.77	1.21	(0.43)	(0.43)	7.81
Year Ended 7/31/2012	7.42	0.43	(0.39)	0.04	(0.43)	(0.43)	7.03
Class I
Year Ended 7/31/2016(f)	$7.87	0.49	(0.59)	(0.10)	(0.47)	(0.47)	$7.30
Year Ended 7/31/2015	8.37	0.51	(0.51)	0.00	(0.50)	(0.50)	7.87
Year Ended 7/31/2014	7.86	0.55	0.47	1.02	(0.51)	(0.51)	8.37
Year Ended 7/31/2013	7.07	0.53	0.77	1.30	(0.51)	(0.51)	7.86
Year Ended 7/31/2012	7.46	0.51	(0.40)	0.11	(0.50)	(0.50)	7.07
Class R6
Period Ended 7/31/2016(d)(f)	$7.44	0.34	(0.16)	0.18	(0.32)	(0.32)	$7.30

(a)	Per share data was calculated using average shares outstanding during the period.
(b)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been waived/reimbursed during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(c)	Not annualized for periods less than one year.
(d)	Class R6 commenced operations on November 30, 2015.
(e)
The net investment income ratio would have been 0.01% lower had the Fund not received refunds of previously withheld tax, plus interest, based on reclaims filed with Finland for calendar years 2009-2013. Refer to note 2, under the heading "Federal Income Taxes."

(f)
Refer to note 10 to the financial statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and would not have impacted the total return of the Fund. The "Annualized ratio of net investment income/(loss) to average net assets" would have been 0.00% lower had the custodian not reimbursed the Fund. The "Annualized ratio of operating expenses to average net assets" and "Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed" would have been 0.00% higher.

(g)
The amount shown for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) because of the timing of sales and repurchases of Fund shares in relation to fluctuating market value of the investments in the Fund.

See notes to financial statements

Financial highlights

		Ratios to average net assets:
Total return(b)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(c)

(1.05)%	$755,674	1.09%	6.60%	1.09%	145%
(0.21)	702,841	1.09	5.99 (e)	1.09	127
12.93	804,022	1.13	6.31	1.13	103
18.58	707,252	1.22	6.56	1.22	130
1.59	467,318	1.29	6.97	1.29	108

(1.76)%	$1,074,860	1.85%	5.70%	1.85%	145%
(1.09)	1,138,357	1.86	5.28 (e)	1.86	127
12.18	957,099	1.88	5.59	1.88	103
17.65	587,376	1.98	5.85	1.98	130
0.82	363,751	2.05	6.21	2.05	108

(0.83)%	$2,178,545	0.84%	6.75%	0.84%	145%
0.02	1,864,448	0.86	6.32 (e)	0.86	127
13.19	1,363,213	0.87	6.60	0.87	103
18.87	665,505	0.95	6.95	0.95	130
1.87	332,048	1.01	7.38	1.01	108

2.77%	$1,824	0.79%	4.71%	0.79%	145%
See notes to financial statements

Financial highlights
For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:

	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)(g)	Total from investment operations	Dividends from net realized capital gains	Total distributions	Net asset value, end of period

Global Technology Fund
Class A
Year Ended 7/31/2016(f)	$26.30	(0.08)	0.64	0.56	(3.21)	(3.21)	$23.65
Year Ended 7/31/2015	26.97	(0.14)	2.86	2.72	(3.39)	(3.39)	26.30
Year Ended 7/31/2014	23.22	(0.17)	4.09	3.92	(0.17)	(0.17)	26.97
Year Ended 7/31/2013	19.69	0.06	3.47	3.53	0.00	0.00	23.22
Year Ended 7/31/2012	20.55	(0.15)	(0.71)	(0.86)	0.00	0.00	19.69
Class C
Year Ended 7/31/2016(f)	$23.32	(0.23)	0.57	0.34	(3.21)	(3.21)	$20.45
Year Ended 7/31/2015	24.46	(0.30)	2.55	2.25	(3.39)	(3.39)	23.32
Year Ended 7/31/2014	21.23	(0.33)	3.73	3.40	(0.17)	(0.17)	24.46
Year Ended 7/31/2013	18.15	(0.09)	3.17	3.08	0.00	0.00	21.23
Year Ended 7/31/2012	19.08	(0.28)	(0.65)	(0.93)	0.00	0.00	18.15
Class I
Year Ended 7/31/2016(f)	$26.80	(0.02)	0.65	0.63	(3.21)	(3.21)	$24.22
Year Ended 7/31/2015	27.37	(0.08)	2.90	2.82	(3.39)	(3.39)	26.80
Year Ended 7/31/2014	23.50	(0.10)	4.14	4.04	(0.17)	(0.17)	27.37
Year Ended 7/31/2013	19.88	0.11	3.51	3.62	0.00	0.00	23.50
Year Ended 7/31/2012	20.68	(0.09)	(0.71)	(0.80)	0.00	0.00	19.88
Class R6
Period Ended 7/31/2016(d)(f)	$27.31	0.03	0.10	0.13	(3.21)	(3.21)	$24.23

(a)	Per share data was calculated using average shares outstanding during the period.
(b)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been waived/reimbursed during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(c)	Not annualized for periods less than one year.
(d)	Class R6 commenced operations on November 30, 2015.
(e)
The net investment income ratio would have been 0.00% lower had the Fund not received refunds of previously withheld tax, plus interest, based on reclaims filed with Finland for calendar years 2009-2013. Refer to note 2, under the heading "Federal Income Taxes."

(f)
Refer to note 10 to the financial statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and would not have impacted the total return of the Fund. The "Annualized ratio of net investment income/(loss) to average net assets" would have been 0.01% lower had the custodian not reimbursed the Fund. The "Annualized ratio of operating expenses to average net assets" and "Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed" would have been 0.01% higher.

(g)
The amount shown for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) because of the timing of sales and repurchases of Fund shares in relation to fluctuating market value of the investments in the Fund.

See notes to financial statements

Financial highlights

		Ratios to average net assets:
Total return(b)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets		Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(c)

1.99%	$80,845	1.34%	(0.33)%		1.34%	40%
10.70	99,903	1.34	(0.52	)(e)	1.34	61
16.91	155,708	1.44	(0.65)		1.44	65
17.93	169,279	1.49	0.28		1.49	83
(4.18)	156,948	1.50	(0.75)		1.50	113

1.23%	$61,342	2.11%	(1.11)%		2.11%	40%
9.79	79,667	2.12	(1.29	)(e)	2.12	61
16.04	82,699	2.21	(1.42)		2.21	65
16.97	71,401	2.26	(0.49)		2.26	83
(4.87)	69,286	2.29	(1.54)		2.29	113

2.23%	$69,735	1.10%	(0.09)%		1.10%	40%
10.92	95,958	1.11	(0.28	)(e)	1.11	61
17.22	115,816	1.19	(0.40)		1.19	65
18.21	97,882	1.22	0.51		1.22	83
(3.87)	61,492	1.23	(0.47)		1.23	113

0.36%	$331	1.09%	0.17%		1.09%	40%
See notes to financial statements

Financial highlights
For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:

	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss)(g)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

High Yield Opportunities Fund
Class A
Year Ended 7/31/2016(f)	$9.68	0.52	(0.10)	0.42	(0.50)	0.00	(0.50)
Year Ended 7/31/2015	10.38	0.51	(0.39)	0.12	(0.56)	(0.26)	(0.82)
Year Ended 7/31/2014	9.98	0.59	0.45	1.04	(0.61)	(0.03)	(0.64)
Period Ended 7/31/2013(a)	10.00	0.15	(0.06)	0.09	(0.11)	0.00	(0.11)
Class C
Year Ended 7/31/2016(f)	$9.67	0.40	(0.05)	0.35	(0.44)	0.00	(0.44)
Year Ended 7/31/2015	10.38	0.42	(0.38)	0.04	(0.49)	(0.26)	(0.75)
Year Ended 7/31/2014	9.99	0.52	0.43	0.95	(0.53)	(0.03)	(0.56)
Period Ended 7/31/2013(a)	10.00	0.13	(0.05)	0.08	(0.09)	0.00	(0.09)
Class I
Year Ended 7/31/2016(f)	$9.65	0.51	(0.08)	0.43	(0.52)	0.00	(0.52)
Year Ended 7/31/2015	10.35	0.54	(0.39)	0.15	(0.59)	(0.26)	(0.85)
Year Ended 7/31/2014	9.97	0.62	0.43	1.05	(0.64)	(0.03)	(0.67)
Period Ended 7/31/2013(a)	10.00	0.16	(0.06)	0.10	(0.13)	0.00	(0.13)
Class R6
Period Ended 7/31/2016(e)(f)	$9.20	0.34	0.37	0.71	(0.35)	0.00	(0.35)

(a)	The High Yield Opportunities Fund commenced operations on April 30, 2013.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been waived/reimbursed during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)	Not annualized for periods less than one year.
(e)	Class R6 commenced operations on November 30, 2015.
(f)
Refer to note 10 to the financial statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and would not have impacted the total return of the Fund. The "Annualized ratio of net investment income/(loss) to average net assets" and "Annualized ratio of operating expenses to average net assets" would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income. The "Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed" would have been 0.02% higher had the custodian not reimbursed the Fund.

(g)
The amount shown for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) because of the timing of sales and repurchases of Fund shares in relation to fluctuating market value of the investments in the Fund.

See notes to financial statements

Financial highlights

			Ratios to average net assets:
Net asset value, end of period	Total return(c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(d)

$9.60	4.63%	$7,950	1.00%	5.49%	1.30%	174%
9.68	1.19	1,955	1.10	5.09	1.38	201
10.38	10.62	2,148	1.10	5.66	1.68	340
9.98	0.92	1,127	1.10	6.07	2.82	136

$9.58	3.88%	$2,060	1.78%	4.60%	2.14%	174%
9.67	0.39	1,373	1.85	4.37	2.00	201
10.38	9.67	1,196	1.85	5.01	2.45	340
9.99	0.81	999	1.85	5.27	3.63	136

$9.56	4.76%	$9,003	0.81%	5.50%	1.15%	174%
9.65	1.48	21,882	0.85	5.37	1.15	201
10.35	10.76	23,235	0.85	6.02	1.38	340
9.97	1.06	23,608	0.85	6.27	1.82	136

$9.56	7.96%	$22,372	0.76%	5.60%	1.05%	174%
See notes to financial statements

Financial highlights
For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:

	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss)(h)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

International Long/Short Equity Fund
Class A
Year Ended 7/31/2016(g)	$10.27	(0.14)	(0.32)	(0.46)	(0.33)	(0.03)	(0.36)
Period Ended 7/31/2015(a)	10.00	(0.12)	0.39	0.27	0.00	0.00	0.00
Class C
Year Ended 7/31/2016(g)	$10.22	(0.22)	(0.32)	(0.54)	(0.27)	(0.03)	(0.30)
Period Ended 7/31/2015(a)	10.00	(0.17)	0.39	0.22	0.00	0.00	0.00
Class I
Year Ended 7/31/2016(g)	$10.28	(0.12)	(0.31)	(0.43)	(0.33)	(0.03)	(0.36)
Period Ended 7/31/2015(a)	10.00	(0.10)	0.38	0.28	0.00	0.00	0.00
Class R6
Period Ended 7/31/2016(f)(g)	$10.14	(0.09)	(0.21)	(0.30)	(0.33)	(0.03)	(0.36)

(a)	The International Long/Short Equity Fund commenced operations on December 9, 2014.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been waived/reimbursed during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)
The International Long/Short Equity Fund's operating expenses, excluding 12b-1 fees and dividend expense and financing charges on securities sold short, are contractually limited to 1.50%. Additional columns have been shown to reflect the annualized gross and net expense ratios inclusive of investment expenses associated with short selling activities.

(e)	Not annualized for periods less than one year. Portfolio turnover for the International Long/Short Equity Fund includes the effect of short sales and purchases to close short positions.
(f)	Class R6 commenced operations on November 30, 2015.
(g)
Refer to note 10 to the financial statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and would not have impacted the total return of the Fund. The "Annualized ratio of net investment income/(loss) to average net assets" and "Annualized ratio of operating expenses to average net assets" would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income. The "Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed" would have been 0.04% higher had the custodian not reimbursed the Fund.

(h)
The amount shown for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) because of the timing of sales and repurchases of Fund shares in relation to fluctuating market value of the investments in the Fund.

See notes to financial statements

Financial highlights

			Ratios to average net assets:
Net asset value, end of period	Total return(c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets, EXCLUDING short sale expenses(d)	Annualized ratio of operating expenses to average net assets, INCLUDING short sale expenses(d)	Annualized ratio of net investment income/ (loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/ or expenses reimbursed, EXCLUDING short sale expenses(d)	Annualized ratio of operating expenses to average net assets without waivers and/ or expenses reimbursed, INCLUDING short sale expenses(d)	Portfolio turnover rate(e)

$9.45	(4.59)%	$18,046	1.75%	3.53%	(1.47)%	2.44%	4.22%	274%
10.27	2.70	199	1.75	4.00	(1.84)	7.86	10.12	285

$9.38	(5.39)%	$233	2.50%	3.61%	(2.28)%	4.80%	5.91%	274%
10.22	2.20	102	2.50	4.72	(2.55)	8.60	10.83	285

$9.49	(4.27)%	$10,295	1.50%	2.81%	(1.20)%	3.44%	4.75%	274%
10.28	2.80	5,982	1.50	3.63	(1.49)	7.57	9.70	285

$9.48	(3.03)%	$4,681	1.50%	2.99%	(1.39)%	2.74%	4.23%	274%
See notes to financial statements

Financial highlights
For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:

	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)(h)	Total from investment operations	Dividends from net investment income	Total distributions	Net asset value, end of period

International Opportunities Fund
Class A
Year Ended 7/31/2016(g)	$28.44	0.25	(2.28)	(2.03)	(0.36)	(0.36)	$26.05
Year Ended 7/31/2015	26.99	0.28	1.41	1.69	(0.24)	(0.24)	28.44
Year Ended 7/31/2014	23.79	0.31	2.98	3.29	(0.09)	(0.09)	26.99
Year Ended 7/31/2013	19.22	0.14	4.58	4.72	(0.15)	(0.15)	23.79
Year Ended 7/31/2012	21.77	0.15	(2.59)	(2.44)	(0.11)	(0.11)	19.22
Class C
Year Ended 7/31/2016(g)	$26.60	0.12	(2.21)	(2.09)	(0.20)	(0.20)	$24.31
Year Ended 7/31/2015	25.31	0.09	1.29	1.38	(0.09)	(0.09)	26.60
Year Ended 7/31/2014	22.40	0.08	2.83	2.91	0.00	0.00	25.31
Year Ended 7/31/2013	18.12	(0.04)	4.32	4.28	0.00	0.00	22.40
Year Ended 7/31/2012	20.56	(0.00)*	(2.44)	(2.44)	0.00	0.00	18.12
Class I
Year Ended 7/31/2016(g)	$28.45	0.42	(2.36)	(1.94)	(0.45)	(0.45)	$26.06
Year Ended 7/31/2015	27.04	0.40	1.36	1.76	(0.35)	(0.35)	28.45
Year Ended 7/31/2014	23.82	0.39	2.98	3.37	(0.15)	(0.15)	27.04
Year Ended 7/31/2013	19.25	0.22	4.57	4.79	(0.22)	(0.22)	23.82
Year Ended 7/31/2012	21.83	0.21	(2.61)	(2.40)	(0.18)	(0.18)	19.25
Class R
Year Ended 7/31/2016(g)	$27.97	0.28	(2.35)	(2.07)	(0.35)	(0.35)	$25.55
Year Ended 7/31/2015	26.59	0.24	1.35	1.59	(0.21)	(0.21)	27.97
Year Ended 7/31/2014	23.44	0.22	2.95	3.17	(0.02)	(0.02)	26.59
Year Ended 7/31/2013	18.93	0.07	4.51	4.58	(0.07)	(0.07)	23.44
Year Ended 7/31/2012	21.50	0.08	(2.58)	(2.50)	(0.07)	(0.07)	18.93
Class R6
Period Ended 7/31/2016(e)(g)	$27.18	0.33	(1.02)	(0.69)	(0.44)	(0.44)	$26.05
Class IF
Period Ended 7/31/2016(f)(g)	$25.26	0.33	0.49	0.82	0.00	0.00	$26.08

(a)	Per share data was calculated using average shares outstanding during the period.
(b)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been waived/reimbursed during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(c)	Not annualized for periods less than one year.
(d)
The net investment income ratio would have been 0.02% lower had the Fund not received refunds of previously withheld tax, plus interest, based on reclaims filed with Finland for calendar years 2009-2013. Refer to note 2, under the heading "Federal income taxes."

(e)	Class R6 commenced operations on November 30, 2015.
(f)	Class IF commenced operations on March 31, 2016.
(g)
Refer to note 10 to the financial statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and would not have impacted the total return of the Fund. The "Annualized ratio of net investment income/(loss) to average net assets" would have been 0.00% lower had the custodian not reimbursed the Fund. The "Annualized ratio of operating expenses to average net assets" and "Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed" would have been 0.00% higher.

(h)
The amount shown for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) because of the timing of sales and repurchases of Fund shares in relation to fluctuating market value of the investments in the Fund.

*	Amount represents less than $0.01.
See notes to financial statements

Financial highlights

		Ratios to average net assets:
Total return(b)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(c)

(7.18)%	$784,966	1.35%	0.99%	1.35%	45%
6.33	1,623,379	1.36	1.03 (d)	1.36	71
13.84	1,991,001	1.40	1.18	1.40	74
24.64	1,467,583	1.46	0.66	1.46	129
(11.17)	1,263,648	1.47	0.78	1.47	45

(7.88)%	$504,192	2.11%	0.50%	2.11%	45%
5.47	552,630	2.13	0.33 (d)	2.13	71
12.99	491,403	2.17	0.32	2.17	74
23.62	424,538	2.26	(0.18)	2.26	129
(11.87)	416,582	2.29	(0.02)	2.29	45

(6.87)%	$2,966,703	1.06%	1.65%	1.06%	45%
6.60	2,333,559	1.10	1.46 (d)	1.10	71
14.16	1,389,207	1.12	1.47	1.12	74
25.00	872,974	1.16	1.04	1.16	129
(10.93)	656,313	1.20	1.09	1.20	45

(7.45)%	$20,056	1.67%	1.12%	1.67%	45%
6.05	14,173	1.63	0.89 (d)	1.63	71
13.54	9,966	1.68	0.85	1.68	74
24.23	7,180	1.76	0.34	1.76	129
(11.60)	6,454	1.94	0.42	1.94	45

(2.57)%	$714	1.08%	1.96%	1.08%	45%

3.25%	$599,260	1.04%	3.96%	1.04%	45%
See notes to financial statements

Financial highlights
For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:

	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss)(g)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

International Select Equity Fund
Class A
Year Ended 7/31/2016(f)	$10.77	0.26	(1.24)	(0.98)	(0.08)	(0.06)	(0.14)
Period Ended 7/31/2015(a)	10.00	0.10	0.67	0.77	0.00	0.00	0.00
Class C
Year Ended 7/31/2016(f)	$10.70	0.05	(1.10)	(1.05)	(0.01)	(0.06)	(0.07)
Period Ended 7/31/2015(a)	10.00	0.02	0.68	0.70	0.00	0.00	0.00
Class I
Year Ended 7/31/2016(f)	$10.79	0.08	(1.05)	(0.97)	(0.09)	(0.06)	(0.15)
Period Ended 7/31/2015(a)	10.00	0.10	0.69	0.79	0.00	0.00	0.00
Class R6
Period Ended 7/31/2016(e)(f)	$10.30	0.13	(0.60)	(0.47)	(0.09)	(0.06)	(0.15)

(a)	The International Select Equity Fund commenced operations on September 30, 2014.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been waived/reimbursed during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)	Not annualized for periods less than one year.
(e)	Class R6 commenced operations on November 30, 2015.
(f)
Refer to note 10 to the financial statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and would not have impacted the total return of the Fund. The "Annualized ratio of net investment income/(loss) to average net assets" and "Annualized ratio of operating expenses to average net assets" would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income. The "Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed" would have been 0.07% higher had the custodian not reimbursed the Fund.

(g)
The amount shown for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) because of the timing of sales and repurchases of Fund shares in relation to fluctuating market value of the investments in the Fund.

See notes to financial statements

Financial highlights

			Ratios to average net assets:
Net asset value, end of period	Total return(c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(d)

$9.65	(9.11)%	$6,013	1.14%	2.72%	2.57%	59%
10.77	7.70	269	1.14	1.14	4.15	39

$9.58	(9.83)%	$117	1.89%	0.48%	4.00%	59%
10.70	7.00	120	1.89	0.21	5.08	39

$9.67	(8.99)%	$5,578	0.89%	0.82%	2.73%	59%
10.79	7.90	5,222	0.89	1.14	3.97	39

$9.68	(4.61)%	$4,770	0.89%	2.03%	2.77%	59%
See notes to financial statements

Financial highlights
For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions

	Net asset value, beginning of period	Net investment income (loss)(d)	Net realized and unrealized gain (loss)(i)	Total from investment operations	Dividends from net investment income	Return of capital(h)	Total distributions

Strategic Income Fund
Class A
Year Ended 7/31/2016(g)	$9.09	0.25	0.24	0.49	(0.24)	0.00	(0.24)
Year Ended 7/31/2015	9.13	0.32	0.01	0.33	(0.37)	0.00	(0.37)
Year Ended 7/31/2014	8.93	0.46	0.20	0.66	(0.46)	0.00	(0.46)
Period Ended 7/31/2013(a)	9.12	0.23	(0.19)	0.04	(0.23)	0.00	(0.23)
Year Ended 12/31/2012	8.39	0.40	0.73	1.13	(0.40)	0.00	(0.40)
Year Ended 12/31/2011	8.82	0.44	(0.43)	0.01	(0.37)	(0.07)	(0.44)
Class C
Year Ended 7/31/2016(g)	$9.04	0.18	0.24	0.42	(0.17)	0.00	(0.17)
Year Ended 7/31/2015	9.09	0.26	0.00 *	0.26	(0.31)	0.00	(0.31)
Year Ended 7/31/2014	8.89	0.39	0.20	0.59	(0.39)	0.00	(0.39)
Period Ended 7/31/2013(a)	9.08	0.19	(0.20)	(0.01)	(0.18)	0.00	(0.18)
Year Ended 12/31/2012	8.35	0.33	0.73	1.06	(0.33)	0.00	(0.33)
Year Ended 12/31/2011	8.79	0.37	(0.43)	(0.06)	(0.32)	(0.06)	(0.38)
Class I
Year Ended 7/31/2016(g)	$9.06	0.27	0.23	0.50	(0.25)	0.00	(0.25)
Year Ended 7/31/2015	9.11	0.34	0.01	0.35	(0.40)	0.00	(0.40)
Year Ended 7/31/2014	8.91	0.48	0.21	0.69	(0.49)	0.00	(0.49)
Period Ended 7/31/2013(a)	9.10	0.24	(0.19)	0.05	(0.24)	0.00	(0.24)
Year Ended 12/31/2012	8.37	0.42	0.73	1.15	(0.42)	0.00	(0.42)
Period Ended 12/31/2011(b)	9.06	0.29	(0.66)	(0.37)	(0.27)	(0.05)	(0.32)
Class R6
Period Ended 7/31/2016(c)(g)	$8.99	0.17	0.32	0.49	(0.16)	0.00	(0.16)

(a)	Strategic Income Fund changed its fiscal year end from December 31 to July 31 effective July 31, 2013.
(b)	Class I commenced operations on April 29, 2011.
(c)	Class R6 commenced operations on November 30, 2015.
(d)	Per share data was calculated using average shares outstanding during the period.
(e)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been waived/reimbursed during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(f)	Not annualized for periods less than one year.
(g)
Refer to note 10 to the financial statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and would not have impacted the total return of the Fund. Due to the amount of the reimbursement in relation to current period fees waived and/or reimbursed by the investment adviser, the "Annualized ratio of net investment income/(loss) to average net assets" would have been 0.01% lower had the custodian not reimbursed the Fund. The "Annualized ratio of operating expenses to average net assets" and "Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed" would have been 0.01% higher.

(h)	Determined in accordance with federal income tax regulations; refer to note 2, under the heading "Federal income taxes."
(i)
The amount shown for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) because of the timing of sales and repurchases of Fund shares in relation to fluctuating market value of the investments in the Fund.

*	Amount represents less than $0.01.
See notes to financial statements

Financial highlights

			Ratios to average net assets:
Net asset value, end of period	Total return(e)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(f)

$9.34	5.46%	$66,863	1.04%	2.72%	1.04%	110%
9.09	3.71	28,200	1.09	3.52	1.15	54
9.13	7.56	11,522	1.10	5.02	1.36	84
8.93	0.39	15,656	1.10	4.36	1.44	50
9.12	13.75	17,596	1.10	4.51	1.34	47
8.39	0.06	17,210	1.20	5.04	1.51	41

$9.29	4.70%	$50,531	1.80%	1.98%	1.80%	110%
9.04	2.84	30,034	1.85	2.84	1.92	54
9.09	6.78	17,744	1.85	4.27	2.12	84
8.89	(0.06)	19,483	1.85	3.62	2.20	50
9.08	12.95	22,328	1.85	3.77	2.11	47
8.35	(0.80)	22,244	1.94	4.29	2.26	41

$9.31	5.70%	$323,462	0.79%	2.96%	0.79%	110%
9.06	3.86	106,544	0.84	3.73	0.92	54
9.11	7.88	18,271	0.85	5.29	1.08	84
8.91	0.54	7,291	0.85	4.59	1.16	50
9.10	14.06	3,903	0.85	4.79	1.07	47
8.37	(4.10)	1,885	0.85	5.16	1.25	41

$9.32	5.57%	$1,528	0.73%	2.77%	0.73%	110%
See notes to financial statements

Financial highlights
For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:

	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss)(h)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Return of capital(g)	Total distributions

Unconstrained Bond Fund
Class A
Year Ended 7/31/2016(f)	$9.51	0.11	0.01	0.12	(0.05)	(0.36)	(0.04)	(0.45)
Year Ended 7/31/2015	10.06	0.11	(0.14)	(0.03)	(0.12)	(0.40)	—	(0.52)
Period Ended 7/31/2014(a)	10.00	0.11	0.06	0.17	(0.11)	0.00	—	(0.11)
Class C
Year Ended 7/31/2016(f)	$9.50	0.04	0.02	0.06	(0.02)	(0.36)	(0.01)	(0.39)
Year Ended 7/31/2015	10.06	0.03	(0.14)	(0.11)	(0.05)	(0.40)	—	(0.45)
Period Ended 7/31/2014(a)	10.00	0.06	0.07	0.13	(0.07)	0.00	—	(0.07)
Class I
Year Ended 7/31/2016(f)	$9.50	0.12	0.02	0.14	(0.06)	(0.36)	(0.05)	(0.47)
Year Ended 7/31/2015	10.06	0.13	(0.14)	(0.01)	(0.15)	(0.40)	—	(0.55)
Period Ended 7/31/2014(a)	10.00	0.13	0.06	0.19	(0.13)	0.00	—	(0.13)
Class R6
Period Ended 7/31/2016(e)(f)	$9.46	0.08	0.07	0.15	(0.04)	(0.36)	(0.04)	(0.44)

(a)	The Unconstrained Bond Fund commenced operations on December 20, 2013.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been waived/reimbursed during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)	Not annualized for periods less than one year.
(e)	Class R6 commenced operations on November 30, 2015.
(f)
Refer to note 10 to the financial statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and would not have impacted the total return of the Fund. The "Annualized ratio of net investment income/(loss) to average net assets" and "Annualized ratio of operating expenses to average net assets" would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income. The "Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed" would have been 0.04% higher had the custodian not reimbursed the Fund.

(g)	Determined in accordance with federal income tax regulations; refer to note 2, under the heading "Federal income taxes."
(h)
The amount shown for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) because of the timing of sales and repurchases of Fund shares in relation to fluctuating market value of the investments in the Fund.

See notes to financial statements

Financial highlights

			Ratios to average net assets:
Net asset value, end of period	Total return(c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(d)

$9.18	1.35%	$987	1.15%	1.22%	1.79%	78%
9.51	(0.23)	958	1.15	1.09	2.02	129
10.06	1.75	1,136	1.15	1.80	2.33	97

$9.17	0.64%	$1,050	1.90%	0.47%	2.54%	78%
9.50	(1.04)	1,082	1.90	0.33	2.77	129
10.06	1.29	1,006	1.90	1.02	3.07	97

$9.17	1.60%	$1,019	0.89%	1.25%	1.48%	78%
9.50	(0.07)	24,850	0.90	1.34	1.76	129
10.06	1.91	26,125	0.90	2.04	2.07	97

$9.17	1.65%	$23,308	0.90%	1.27%	1.56%	78%
See notes to financial statements

Financial highlights
For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:

	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss)(g)	Total from investment operations	Net asset value, end of period	Total return(c)	Net assets, end of period (000)

US Growth Opportunities Fund
Class A
Year Ended 7/31/2016(f)	$11.19	(0.04)	(0.01)	(0.05)	$11.14	(0.45)%	$2,750
Period Ended 7/31/2015(a)	10.00	(0.03)	1.22	1.19	11.19	11.90	1,617
Class C
Year Ended 7/31/2016(f)	$11.14	(0.13)	0.00	(0.13)	$11.01	(1.17)%	$176
Period Ended 7/31/2015(a)	10.00	(0.07)	1.21	1.14	11.14	11.40	11
Class I
Year Ended 7/31/2016(f)	$11.21	(0.00)*	(0.02)	(0.02)	$11.19	(0.18)%	$180
Period Ended 7/31/2015(a)	10.00	0.00	1.21	1.21	11.21	12.10	5,770
Class R6
Period Ended 7/31/2016(e)(f)	$11.11	(0.01)	0.09	0.08	$11.19	0.72%	$5,778

(a)	The US Growth Opportunities Fund commenced operations on December 18, 2014.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been waived/reimbursed during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)	Not annualized for periods less than one year.
(e)	Class R6 commenced operations on November 30, 2015.
(f)
Refer to note 10 to the financial statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and would not have impacted the total return of the Fund. The "Annualized ratio of net investment income/(loss) to average net assets" and "Annualized ratio of operating expenses to average net assets" would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income. The "Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed" would have been 0.01% higher had the custodian not reimbursed the Fund.

(g)
The amount shown for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) because of the timing of sales and repurchases of Fund shares in relation to fluctuating market value of the investments in the Fund.

*	Amount represents less than $0.01.
See notes to financial statements

Financial highlights

Ratios to average net assets:
Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(d)

1.20%	(0.38)%	2.53%	8%
1.20	(0.46)	3.21	12

1.95%	(1.19)%	3.20%	8%
1.95	(1.00)	4.64	12

0.94%	(0.02)%	2.47%	8%
0.95	0.01	3.39	12

0.95%	(0.17)%	2.06%	8%
See notes to financial statements

Notes to financial statements
Note 1. Organization
Henderson Global Funds (the "Trust") was organized on May 11, 2001, as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust has an unlimited number of authorized shares that are divided among thirteen series. The Henderson All Asset Fund ("All Asset"), Henderson Dividend & Income Builder Fund ("Dividend & Income Builder"), Henderson Emerging Markets Fund ("Emerging Markets"), Henderson European Focus Fund ("European Focus"), Henderson Global Equity Income Fund ("Global Equity Income"), Henderson Global Technology Fund ("Global Technology"), Henderson High Yield Opportunities Fund ("High Yield Opportunities"), Henderson International Long/Short Equity Fund ("International Long/Short Equity"), Henderson International Opportunities Fund ("International Opportunities"), Henderson International Select Equity Fund ("International Select Equity"), Henderson Strategic Income Fund ("Strategic Income"), Henderson Unconstrained Bond Fund ("Unconstrained Bond") and Henderson US Growth Opportunities Fund ("US Growth Opportunities") (collectively, the "Funds") are included in this report. Each is a separate series of the Trust and each is diversified except for High Yield Opportunities, International Long/Short Equity, International Select Equity, Unconstrained Bond and US Growth Opportunities, which are non-diversified.
Though it may invest directly in securities, All Asset is primarily a Fund-of-Funds ("FoF") that seeks to achieve its objective by investing in a portfolio of underlying funds ("underlying funds") which, in turn, may invest in a variety of US and foreign equity, fixed income, money market, derivative instruments and commodities products. The FoF does not invest in the underlying funds for the purpose of exercising management or control; however, investments by the FoF, within its principal investment strategies, may represent a significant portion of the underlying funds' net assets subject to 1940 Act limitations and any exemptive relief provided thereto. The FoF's "Portfolio of Investments" lists the underlying funds held as an investment of the FoF as of period end, but does not include the holdings of the underlying funds.
The Funds offer the following share classes:

Share Classes
Fund	A	C	I	R	R6	IF
All Asset	✓	✓	✓	n/a	✓	n/a
Dividend & Income
Builder	✓	✓	✓	n/a	✓	n/a
Emerging Markets	✓	✓	✓	n/a	✓	n/a
European Focus	✓	✓	✓	n/a	✓	n/a
Global Equity Income	✓	✓	✓	n/a	✓	n/a
Global Technology	✓	✓	✓	n/a	✓	n/a
High Yield
Opportunities	✓	✓	✓	n/a	✓	n/a
International
Long/Short Equity	✓	✓	✓	n/a	✓	n/a
International
Opportunities	✓	✓	✓	✓	✓	✓
International Select
Equity	✓	✓	✓	n/a	✓	n/a
Strategic Income	✓	✓	✓	n/a	✓	n/a
Unconstrained Bond	✓	✓	✓	n/a	✓	n/a
US Growth
Opportunities	✓	✓	✓	n/a	✓	n/a
As of November 4, 2015, outstanding Class B shares of European Focus, Global Technology, International Opportunities and Strategic Income were terminated. All outstanding Class B shares as of that date were converted into Class A shares within the same Fund.
Class A shares generally provide for a front-end sales charge. Class C shares provide for a contingent deferred sales charge. Class R, I, R6 and IF shares are not subject to a front-end or contingent deferred sales charge.
Each class of shares has equal rights as to earnings and assets, except that each class may bear different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.
Note 2. Significant accounting policies
The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. These policies are in conformity with US generally accepted accounting principles ("US GAAP"), which includes the accounting and reporting guidelines under the Financial

Notes to financial statements
Accounting Standards Board's ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services – Investment Companies.
Security valuation
Securities, securities sold short and financial derivative instruments traded on a recognized exchange or market are generally valued at the last reported sale price or at the official closing price. Listed securities for which no sale was reported on that date and other securities traded in the over-the-counter ("OTC") market are valued at the mean between the last bid and asked price.
Debt securities, including short-term investments and/or those with an original or remaining maturity of 60 days or less, are valued at the market value provided by independent pricing services approved by the Board of Trustees of the Trust. If the pricing services are unable to provide valuations, the securities are valued at the mean between the last bid and asked price, or if no ask is available, then the last bid price obtained from one or more broker-dealers. Such pricing services may use various pricing techniques that take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.
Investments in investment companies are valued at the reported net asset value, which approximates fair market value.
Forward foreign currency contracts are valued daily at the applicable quoted forward rate.
OTC financial derivatives instruments between the Funds and their counterparties, including swap contracts and options (including swaptions) and centrally-cleared swap contracts listed or traded on a multi-lateral or trade facility platform, such as a registered exchange, are valued using independent values provided by independent pricing services when available. Otherwise, fair values are estimated on the basis of pricing models that incorporate current market measures for interest rates, currency exchange rates, equity prices and indices, credit spreads, corresponding market volatility levels and other market-based pricing factors.
If market quotations are not readily available, or if the investment adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Board of Trustees of the Trust. The Trustees of the Trust, or their designee, may also establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant.
For equity securities, the Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security. As a result, it is possible that fair value prices will be used by the Funds.
Security transactions and investment income
Investment transactions are accounted for on a trade-date basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Interest income is recorded on an accrual basis. Dividend income, or dividend expense on securities sold short, is recorded on the ex-dividend date. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains. Corporate actions involving foreign securities, including dividends, are recorded as soon as the information becomes available. Withholding taxes on foreign dividends are accrued in accordance with the applicable country's tax rules and rates subject to double taxation treaties with the United States, as applicable. Gains and losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds, which is the same basis used for federal income tax purposes.
Foreign currency translation
Investments in securities, including securities sold short, financial derivative instruments and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.
The Funds do not separate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments on the Statements of Operations.

Notes to financial statements
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities and financial derivative instruments, resulting from changes in exchange rates.
Forward foreign currency contracts
The Funds may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-US dollar denominated investment securities. Alternatively, a Fund may enter into a forward foreign currency contract for the speculative purpose of gaining exposure to particular foreign currency markets. When entering into forward foreign currency contracts, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. Realized gains or losses on forward foreign currency contracts include net gains or losses on contracts that have matured. Forward foreign currency contracts are valued daily and the unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities as a component of "Financial Derivative Instruments." These instruments involve market risk, credit risk or both kinds of risks, the extent of which may subject the Fund to loss in excess of the amount recognized on the Statements of Assets and Liabilities. These risks arise from the possible inability of counterparties to meet the terms of their contracts and from unfavorable currency fluctuations. When applicable, open forward foreign currency contracts at the end of the period are listed in each Fund's Portfolio of Investments.
Futures contracts
The Funds are subject to interest rate risk, equity risk and foreign currency risk in the normal course of pursuing their investment objectives. Accordingly, the Funds may invest in futures contracts to gain exposure to, or hedge against, changes in the value of interest rates, equity indices or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price and date. Upon entering into such contracts, a Fund is required to deposit cash with the broker as initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments, known as "variation margin," are made or received by the Fund, depending on fluctuations in the fair value of the underlying asset. Unrealized appreciation or depreciation, reflected as a component of "Financial Derivative Instruments" assets and/or liabilities on the Statements of Assets and Liabilities, is recognized but not considered realized until the contracts expire or are closed. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and/or the underlying hedged assets. With futures contracts, there is limited counterparty credit risk to the Funds as futures contracts are exchange-traded and the exchange's clearinghouse acts as counterparty to all exchange-traded futures transactions. When applicable, open futures contracts outstanding at the end of the period are listed in each Fund's Portfolio of Investments.
Securities sold short
International Long/Short Equity may engage in short selling (i.e., selling securities it does not own) as part of its normal investment activities. The Fund will enter into a short position on a security believed to be overvalued or poised to underperform in order to take advantage of a decline in its price. Securities sold short are recorded as a liability and marked-to-market daily. These positions are reflected as "Securities sold short, at value" on the Statement of Assets and Liabilities. There are substantial risks associated with selling short, including the risk that the Fund may have to cover its short position at a higher price than the short sale, resulting in a loss. The loss on a short sale is potentially unlimited as the value of a security sold short increases. The Fund is also subject to the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.
Short positions are collateralized by cash and/or securities held with the Fund's custodian. The collateral amount is adjusted daily based on the market value of the short positions. The cash collateral that is restricted from use is included on the Statement of Assets and Liabilities as "Cash segregated as collateral on securities sold short." The securities pledged as collateral that are restricted from use are included on the Portfolio of Investments. Dividends declared on securities sold short, in addition to short sale financing fees, are treated as an expense on the Statement of Operations. Liabilities for securities sold short are closed by purchasing the applicable securities for delivery to the Fund's custodian. Open short positions outstanding at the end of the period are listed in the Fund's Portfolio of Investments.
Options
The Funds may purchase put and call options to create investment exposure consistent with their investment objectives or to hedge or limit the exposure of their portfolio holdings. Alternatively, certain Funds may write (sell) call and put options

Notes to financial statements
on securities and financial derivative instruments in order to gain exposure to, or protect against, changes in the markets. The Funds may use options on exchange-traded futures contracts, indices or securities to hedge an existing position or future investment, for speculative purposes, or to manage exposure to market movements. The Funds may also use foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation, to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. The Funds may also use interest rate swaptions in which the underlying instrument is an interest rate swap (discussed below under the heading "Swap contracts"). Swaptions are agreements to enter into a pre-defined swap agreement by some specified date in the future. The writer of a swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. These types of options may be used to hedge against unfavorable fluctuations in interest rates.
Purchasing call options tends to increase the Fund's exposure to the underlying instrument, while purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium when purchasing call options or put options. The option is subsequently valued daily and unrealized appreciation or depreciation is recorded; the asset is reflected as a component of "Financial Derivative Instruments" on the Statement of Assets and Liabilities. The Funds realize a gain or loss upon the expiration or closing of the option transaction. The primary risks of investing in purchased options include the risk of imperfect correlation between the option price and the value of the underlying instrument, and the possibility of an illiquid market for the option. There is limited counterparty risk with respect to exchange-traded purchased options as settlement is facilitated through a central clearinghouse. There is inherently more risk of counterparty non-performance for OTC purchased options, although the risk is generally limited to the premium paid. When applicable, options purchased by the Funds and outstanding at the end of the period are listed in each Fund's Portfolio of Investments.
Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is recognized as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. These liabilities are reflected as a component of "Financial Derivative Instruments" on the Statement of Assets and Liabilities. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument that the Fund purchases upon exercise of the option. Written options are subject to substantial risks. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and, as a result, the Funds bear the market risk of an unfavorable change in the price of the derivative instrument, security/index or currency underlying the written option. Exercise of an option written by a Fund could result in a Fund selling or buying the underlying referenced entity at a price different from current market value. Further, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. When applicable, open options and swaptions at the end of the period are listed in each Fund's Portfolio of Investments.
The number of options/swaptions written and the premiums received, including both exchange-traded and OTC options, by Unconstrained Bond during the year ended July 31, 2016 were as follows:

	Number of	Premiums
	Contracts	Received
Outstanding, beginning of period	14,440,000	$128,008
Written during period	12,250,034	130,062
Bought back during period	(7,960,014)	(78,636)
Expired during period	(15,020,020)	(84,034)
Outstanding, end of period	3,710,000	95,400
Swap contracts
The Funds may enter into interest rate, credit default, inflation, equity, total return, currency and other swap contracts. Swap contracts are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap the returns (or the differential in rates of return) earned or realized on particular investments, instruments, indices or other measures for a defined series of cash flows at a predetermined rate at specified, future intervals. Swap contracts are privately

Notes to financial statements
negotiated in the OTC market ("OTC swaps"), or may be executed on a multi-lateral or other trade facility platform, such as a registered exchange ("centrally-cleared swaps"). The gross returns to be exchanged or "swapped" between parties are generally calculated with respect to a "notional amount" for a pre-determined period of time.
Certain Funds use credit default swaps to manage exposure to a given issuer or sector by either selling protection to increase exposure (i.e., leverage), or buying protection to reduce exposure. The "buyer" in a credit default swap is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must either pay the buyer the full notional value or the "par value" of the reference obligation in exchange for the reference obligation, or pay a net amount equal to the par value of the defaulted reference entity less its recovery value. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts as of period end are disclosed in the Portfolios of Investments, as applicable. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Certain Funds hold fixed-rate and/or floating-rate bonds. Accordingly, the Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives as the value of these bonds may decrease if interest rates rise, or vice versa. To hedge against this risk and/or to generate income at prevailing market rates, the Funds may enter into interest rate swap contracts. Interest rate swap contracts involve the exchange by the Fund with another party for their respective commitment to pay or receive a fixed or variable interest rate on the notional amount.
International Long/Short Equity may enter into equity swaps for purposes of establishing long or short exposure to underlying individual securities. Equity swaps may be used in lieu of direct stock investment or short sale to enhance liquidity, synthetically enter markets with high barriers to entry or establish short positions in markets where short selling is disallowed. Equity swaps involve commitments where cash flows are exchanged based on a variable interest rate. At maturity, or upon reset or termination, a net cash flow is exchanged equivalent to the return, inclusive of dividends declared, on the underlying equity, less a financing rate.
Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Swap payments received or made at the beginning of the measurement period represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. Upon termination or maturity of the swap, a liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations, net of any upfront premiums paid or received. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Statements of Operations.
Entering into these contracts involves, to varying degrees, elements of counterparty, interest, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the potential inability of the counterparties to meet the terms of the contract (which is limited with respect to centrally-cleared swaps as described below), unanticipated changes in the value of the swap contract, the possibility that there will be no liquid market for the contract, and that there may be unfavorable changes in interest rates. The risk that a counterparty is unable to perform on its obligations in situations when the Funds are in an appreciated position is mitigated with respect to OTC swaps by having master netting arrangements ("MNA") between the Funds and their counterparties and, in certain scenarios dictated by the contracts, the posting of collateral by the counterparty to the Funds to cover the Funds' exposure to the counterparty. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like an exchange-traded futures contract. Upon entering into a centrally-cleared swap transaction, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund,

Notes to financial statements
depending on fluctuations in the fair value of the reference entity. The magnitude of counterparty credit risk is different depending on the type of swap. Under a credit default swap, the Funds' maximum risk of loss as the protection buyer is limited to the market value, or the current unrealized appreciation/ depreciation on the contract plus/minus any upfront premiums paid/received. Alternatively, as the protection seller, the maximum risk of loss is equivalent to the notional or par value of the contract plus/minus any upfront premiums paid/received. At July 31, 2016, notional outstanding for credit protection sold, translated into US Dollar amounts, equated to $250,000 for High Yield Opportunities and $55,900 for Strategic Income. There were no sell protection credit default swaps as of July 31, 2016 held by Unconstrained Bond. Alternatively, under an interest rate, inflation, or equity swap, as notional is not exchanged, the Funds' maximum risk of loss is limited to the unrealized loss on the contracts. When applicable, open swap contracts at the end of the period are listed in each Fund's Portfolio of Investments.
Derivative instruments
The FASB requires companies (including the Trust) to disclose information intended to enable financial statement users to understand how derivative instruments impact the Statements of Assets and Liabilities, as well as the effect of derivative instruments on the Statements of Operations during the reporting period, in the context of each entity's risk exposure. Accordingly, the tables included under the heading "Fair Value of Financial Derivative Instruments" in the Funds' Portfolios of Investments summarize each Fund's fair value of derivative instruments held as of July 31, 2016 and the related location on the accompanying Statements of Assets and Liabilities, as well as the amount of gains and losses on derivative instruments recognized in the Funds' earnings and the related location on the accompanying Statements of Operations, presented by primary underlying risk exposure. Supplementary information regarding gross and net values and the impact of any collateral posted for those transactions subject to MNA or similar agreements is presented in the Funds' Portfolios of Investments under the heading "Financial Derivative Instruments: Over-the-Counter Summary." Note that all OTC instruments (forward foreign currency contracts, OTC credit default, equity, inflation and interest rate swap contracts, swaptions and certain options) with Barclays Bank plc, BNP Paribas Securities Services, Citibank, N.A., Credit Suisse Securities (Europe) International, Credit Suisse International, Deutsche Bank AG, JPMorgan Chase Bank, N.A., Morgan Stanley Capital Services LLC and UBS AG are all subject to MNAs. The settlement of all futures contracts, exchange-traded options and centrally-cleared swap contracts (credit default and interest rate) is guaranteed by the clearinghouse or exchange the instrument is traded on and is not subject to arrangements with particular counterparties. For that reason, these types of investments are excluded from such disclosures.
Securities Lending
European Focus, Global Technology, High Yield Opportunities, International Opportunities and International Select Equity are enrolled in a securities lending program whereby the Funds may loan securities with a value of up to 33 1/3% of each Fund's total assets. The maturity associated with these securities is considered continuous. Securities loans are made to banks and broker-dealers via State Street Bank and Trust Company ("SSB") as lending agent pursuant to agreements requiring that loans be continuously secured by collateral at least equal at all times to the value of the securities on loan. The Funds receive cash or short-term US government obligations as collateral against the loaned securities in an amount at least equal to 102% (for loans of US securities) or 105% (for loans of non-US securities) of the fair value of the loaned securities at the inception of each loan, and which is subsequently adjusted each day based on market value movements. Accordingly, the value of the collateral with respect to a loaned security may be temporarily more or less than the value of a security on a given day due to market fluctuations of securities values and as a result may appear to be over or under-collateralized. The required collateral to be received or returned is adjusted on the following business day. Under the securities lending arrangement, the collateral received is recorded by the lending Fund along with a related obligation to return the collateral. To the extent non-cash collateral is received in the form of short-term US government obligations, brokers pay the lending Fund negotiated lenders' fees which are divided between the Fund and SSB and are recorded as security lending income. Cash collateral received is invested in the State Street Navigator Securities Lending Prime Portfolio, a 1940 Act-registered open-end mutual fund used exclusively for SSB securities lending clients, which management of the Funds has determined presents minimal credit risk. Securities on loan and investment of cash collateral in the State Street Navigator Securities Lending Prime Portfolio are reflected in each Fund's Portfolio of Investments, as applicable.
The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities, or possible loss of rights in the collateral should the borrower fail financially. Consequently, loans are made only to borrowers which are deemed to be creditworthy by SSB and approved by management of the Funds. Further, the Funds have protection under the agreement with SSB in the event of borrower default. The borrower pays the Funds an amount equal to any dividends or interest received on securities lent, and the Funds retain all or a portion of the interest received on investment of the cash

Notes to financial statements
collateral or receives a fee from the borrower. The Funds may call such loans in order to, among other reasons, sell the securities involved.
The following table is a summary of each Fund's securities on loan and related cash and non-cash collateral received as of July 31, 2016:

	Market		Non-
	Value of	Cash	Cash	Total
	Securities	Collateral	Collateral	Collateral
Fund	on Loan	Received	Received	Received*
European Focus	$32,616,147	$34,011,720	$—	$34,011,720
Global Technology	8,585,499	4,824,251	4,007,240	8,831,491
High Yield Opportunities(a)	—	—	—	—
International Opportunities	114,558,622	113,569,730	608,433	114,178,163
International Select	640,572	649,973	4,462	654,435

*
The total "Collateral Received" as of period end may be less than the "Market Value of Securities on Loan" as the result of fluctuations in the value of the loaned securities. Additional required collateral as a result of changes in the value of loaned securities is received the following business day.

(a)	No securities on loan as of July 31, 2016.
Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as future claims may be made against the Trust that have not yet been asserted.
Use of estimates
The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Expenses
Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Expenses attributable to a specific class of shares are charged to that class. Other expenses are allocated proportionately among each Fund within the Trust based on average daily net assets or on another reasonable basis.
Deferred offering costs
Costs incurred in connection with the offering and initial registration of International Long/Short Equity, International Select Equity and US Growth Opportunities were deferred in conformity with US GAAP and amortized to expense on a straight-line basis over the first twelve months after commencement of operations. The deferred offering costs incurred by these Funds were fully amortized to expense as of September 30, 2015, December 9, 2015 and December 18, 2015, respectively.
Federal income taxes
The Trust's policy is that each Fund seeks to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended ("Subchapter M"), that are applicable to regulated investment companies ("RICs") and to distribute substantially all its taxable income to shareholders. No federal income tax provision is required so long as each Fund operates in a manner that complies with the requirements of Subchapter M.
FASB ASC 740-10 "Income Taxes – Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management of the Funds has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. Management is also not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months. The Funds intend to file tax returns with the US Internal Revenue Service and various states. Generally, each of the tax years in the four-year period ended July 31, 2016 remains subject to examination by taxing authorities.
The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency. With respect to withholding taxes on certain foreign dividends and interest, the Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds record a reclaim receivable based on, among other things, a jurisdiction's legal obligation to pay reclaims under double taxation agreements or treaties with the United States, as well as payment history and market convention.

Notes to financial statements
In consideration of recent decisions rendered by European courts with respect to discriminatory taxation, and based on relative exposure in relation to the cost of filing, European Focus, Global Equity Income, Global Technology and International Opportunities pursued additional reclaims related to prior years in certain jurisdictions in accordance with European Union law. However, the relevant tax authorities and the administrative courts within the various jurisdictions have been, to date, inconsistent in the approach, interpretation and rulings related to US RIC claimants. As a result, and consistent with US GAAP accrual requirements, these Funds have not recorded a corresponding receivable amount for these reclaim filings given the significant uncertainty in their ultimate recovery, with the exception of reclaims from Finland. In June 2015 the Funds received payment, plus interest, of tax withheld in Finland from 2009-2013. The payments reduced fiscal year 2015 withholding tax, resulting in an increase in the net asset value of each Fund. Based on the merits of the reclaims and the low likelihood of appeal, management believes it is more likely than not that the Funds will retain the recovered amounts. Further, management's approach to offset withholding tax with these payments in the period in which the payments are received is consistent with the US Internal Revenue Service's Notice 2016-10.
As of July 31, 2016, the total amount of additional reclaims that have been or are expected to be filed in France, Germany, Spain and Sweden with respect to withholdings amounts during the respective statute of limitations periods (generally 2009-2015) represent less than 0.50% of the net assets of European Focus, Global Equity Income and International Opportunities; however, the recovery of any or all of these amounts and timing of recovery, if any, is uncertain. With respect to the three above named Funds, Management has filed and received relief at source (i.e. 0% withholding) in Finland for calendar year 2016. Management will continue to monitor developments in other jurisdictions to justify further filings.
To the extent that capital loss carryforwards incurred in current and prior years are used to offset any future capital gains realized during the carryover period as provided by US Federal income tax regulations, no capital gains tax liability will be incurred by the Funds for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. Carryforwards not subject to expiration must be utilized prior to losses that carry an expiration; as a result, certain carryforwards may expire unused. Losses incurred that will be carried forward under the provisions of the regulations are as follows:

All Asset

	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$902,514	$—

Dividend & Income Builder

	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$969,052	$1,349,143

Emerging Markets

	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$2,325,263	$—

European Focus

	Loss carryforward character
Expiration	Short-term	Long-term
7/31/18	$46,255,302	$—
Unlimited losses	178,594,541	48,058,347
Total	$224,849,843	$48,058,347

Global Equity Income

	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$315,590,526	$82,501,676

High Yield Opportunities

	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$1,004,638	$378,437

International Long/Short Equity

	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$846,391	$170,710

Notes to financial statements

International Opportunities

	Loss carryforward character
Expiration	Short-term	Long-term
7/31/18	$298,194,218	$—
Unlimited losses	149,176,858	105,155,437
Total	$447,371,076	$105,155,437

International Select Equity

	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$212,353	$403,408

Strategic Income

	Loss carryforward character
Expiration	Short-term	Long-term
7/31/17	$20,554,688	$—
7/31/18	$336,160	$—
Total	$20,890,848	$—

US Growth Opportunities

	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$91,777	$72,438
Note that Global Technology and Unconstrained Bond do not have any capital loss carryforwards to apply against future earnings.
During the year ended July 31, 2016 the Funds utilized the following capital loss carryforwards:

All Asset	$—
Dividend & Income Builder	—
Emerging Markets	—
European Focus	—
Global Equity Income	—
Global Technology	—
High Yield Opportunities	—
International Long/Short Equity	—
International Opportunities	—
International Select Equity	—
Strategic Income	14,179,857
Unconstrained Bond	—
US Growth Opportunities	—
At July 31, 2016, the following Funds deferred post-October losses and/or late year ordinary losses, which will be recognized on the first day of the following year:

	Ordinary	Capital
	loss	loss
	deferred	deferred
All Asset	$—	$—
Dividend & Income Builder	—	—
Emerging Markets	—	—
European Focus	—	—
Global Equity Income	—	—
Global Technology	584,144	—
High Yield Opportunities	—	—
International Long/Short Equity	—	—
International Opportunities	—	—
International Select Equity	—	—
Strategic Income	1,928,889	—
Unconstrained Bond	445,731	74,878
US Growth Opportunities	12,232	—
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from US GAAP. A tax basis return of capital, if any, is reflected on the Statement of Changes in Net Assets and have been recorded to Paid-in Capital. Book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent they are reclassified within the capital accounts based on their federal tax-basis treatment.
Accordingly, at July 31, 2016, the Funds reclassified the following amounts between paid-in capital, accumulated undistributed net investment income (loss) and accumulated net realized gain (loss):

Notes to financial statements

		Accumulated
		undistributed	Accumulated
	Paid-in	net investment	net realized
	capital	income/(loss)	gain/(loss)
All Asset	$—	$44,373	$(44,373)
Dividend & Income
Builder	(18)	(26,269)	26,287
Emerging Markets	(610)	(2,722)	3,332
European Focus	(4,603)	4,617,725	(4,613,122)
Global Equity Income	(9,968)	(1,123,105)	1,133,073
Global Technology	(946,005)	873,028	72,977
High Yield Opportunities	—	46,437	(46,437)
International Long/Short
Equity	(98)	115,714	(115,616)
International Opportunities	(1,016)	183,267	(182,251)
International Select Equity	—	6,709	(6,709)
Strategic Income	(146,484)	(1,216,658)	1,363,142
Unconstrained Bond	(769,758)	458,072	311,686
US Growth Opportunities	(8,991)	5,998	2,993
These reclassifications relate to the deductibility of certain expenses, different tax treatments of certain securities and derivatives, amortization of bond premium, character of realized gains/losses on foreign currency transactions, distribution redesignations, distributions in excess of current earnings, fund reimbursements, net operating losses and Passive Foreign Investment Companies ("PFIC") transactions for tax purposes and had no impact on the net asset value of the Funds.
The tax character of distributions paid during the years ended July 31, 2016 and 2015 were as follows:

Year ended	Ordinary	Capital	Return of
July 31, 2016	income	gains	capital
All Asset	$1,377,424	$700,399	$—
Dividend & Income Builder	2,545,749	—	—
Emerging Markets	130,030	—	—
European Focus	28,658,572	—	—
Global Equity Income	228,721,129	—	—
Global Technology	—	33,529,528	—
High Yield Opportunities	1,669,997	—	—
International Long/Short Equity	193,326	20,050	—
International Opportunities	70,145,294	—	—
International Select Equity	82,505	—	—
Strategic Income	8,499,867	—	—
Unconstrained Bond	160,809	1,025,160	145,458
US Growth Opportunities	—	—	—

Year ended	Ordinary	Capital
July 31, 2015	income	gains
All Asset	$1,698,896	$848,091
Dividend & Income Builder	1,358,317	277,649
Emerging Markets	22,618	—
European Focus	36,848,194	—
Global Equity Income	194,280,256	—
Global Technology	—	42,250,534
High Yield Opportunities	2,208,258	—
International Long/Short Equity	—	—
International Opportunities	39,251,903	—
International Select Equity	—	—
Strategic Income	4,635,024	—
Unconstrained Bond	958,626	578,312
US Growth Opportunities	—	—

Notes to financial statements
As of July 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed		Unrealized
	ordinary	capital gains/		appreciation/
	income	(losses	)	(depreciation )
All Asset	$309,840	$—		$808,622
Dividend & Income Builder	663,954	—		3,987,263
Emerging Markets	469,570	—		872,709
European Focus	55,352,906	—		(184,738,125)
Global Equity Income	35,622,145	—		(11,324,984)
Global Technology	—	7,095,833		68,019,628
High Yield Opportunities	61,326	—		738,606
International Long/Short Equity	338,018	—		(575,211)
International Opportunities	75,796,215	—		447,974,205
International Select Equity	132,843	—		699,503
Strategic Income	—	—		(198,615)
Unconstrained Bond	—	—		(812,397)
US Growth Opportunities	—	—		893,913
Ordinary income and net realized gains/losses may differ for book and tax basis reporting purposes due to the treatment of outstanding unrealized appreciation/(depreciation) on derivatives, REIT basis adjustments, premium amortization accruals, tax deferral on wash sales and PFIC transactions.
The US federal income tax basis of investments, including proceeds from securities sold short but excluding financial derivative instruments, at July 31, 2016, and the gross unrealized appreciation and depreciation, were as follows:

	All	Dividend &
	Asset	Income Builder
Cost	$51,588,958	$115,483,635
Gross unrealized appreciation	1,540,228	8,064,407
Gross unrealized depreciation	(736,278)	(4,066,714)
Net unrealized appreciation (depreciation)	803,950	3,997,693

	Emerging	European
	Markets	Focus
Cost	$44,416,644	$2,948,411,298
Gross unrealized appreciation	2,230,305	168,335,226
Gross unrealized depreciation	(1,330,740)	(352,939,940)
Net unrealized appreciation (depreciation)	899,565	(184,604,714)

	Global Equity	Global
	Income	Technology
Cost	$3,932,232,724	$150,333,768
Gross unrealized appreciation	193,137,247	71,632,076
Gross unrealized depreciation	(203,056,601)	(3,612,673)
Net unrealized appreciation (depreciation)	(9,919,354)	68,019,403

		International
	High Yield	Long/Short
	Opportunities	Equity
Cost	$39,863,286	$26,946,080
Gross unrealized appreciation	1,191,196	796,363
Gross unrealized depreciation	(452,589)	(1,336,452)
Net unrealized appreciation (depreciation)	738,607	(540,089)

Notes to financial statements

	International	International
	Opportunities	Select Equity
Cost	$4,635,705,660	$16,262,626
Gross unrealized appreciation	707,946,315	809,338
Gross unrealized depreciation	(258,475,242)	(108,912)
Net unrealized appreciation (depreciation)	449,471,073	700,426

	Strategic	Unconstrained
	Income	Bond
Cost	$466,717,165	$26,689,725
Gross unrealized appreciation	12,112,670	543,116
Gross unrealized depreciation	(11,975,553)	(1,234,909)
Net unrealized appreciation (depreciation)	137,117	(691,793)

US Growth
Opportunities
Cost	$7,993,479
Gross unrealized appreciation	1,119,014
Gross unrealized depreciation	(225,101)
Net unrealized appreciation (depreciation)	893,913
Identified cost may differ for book and tax basis reporting purposes primarily due to tax deferral of losses on wash sales, PFIC transactions, different book and tax treatment on certain debt instruments and amortization of premiums reflected as of July 31, 2016.
Note 3. Fair value measurements
US GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Various inputs are used in determining the value of the Funds' investments. The Funds use a three-tier hierarchy of inputs to establish classification of fair value measurements for disclosure purposes. These inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the following three broad levels:
•	Level 1 – quoted prices (unadjusted) in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 – significant unobservable inputs based on the best information available in the circumstances to the extent observable inputs are not available (including the Fund's own assumptions in determining the fair value of investments)

Tables included under the heading "Fair value measurements" summarizing each Fund's investments that are measured at fair value by level within the fair value hierarchy as of July 31, 2016 have been listed after each Fund's Portfolio of Investments.
Any transfers between levels are disclosed, effective at the end of the period, in each Fund's table with the reasons for the transfers disclosed in a note to the table, if applicable.
Note 4. Investment advisory fees and other transactions with affiliates
Pursuant to an Investment Advisory Agreement, Henderson Global Investors (North America) Inc. ("HGINA") acts as the Funds' investment adviser ("Adviser"). HGINA is an indirect wholly-owned subsidiary of Henderson Group plc. HGINA supervises the investments of the Funds and earns a management fee for such services. HGINA earns a fee for its services based on each Fund's average daily net assets as set forth below.

All Asset		0.40%
Dividend & Income Builder	First $1 billion	0.75%
	Next $1 billion	0.65%
	Over $2 billion	0.55%
Emerging Markets	First $1 billion	1.00%
	Next $1 billion	0.90%
	Over $2 billion	0.85%
European Focus	First $500 million	1.00%
	Next $1 billion	0.90%
	Next $1 billion	0.85%
	Over $2.5 billion	0.80%
Global Equity Income	First $1 billion	0.85%
	Next $1 billion	0.65%
	Over $2 billion	0.60%
Global Technology	First $1 billion	0.90%
	Over $1 billion	0.80%

Notes to financial statements

High Yield Opportunities*		0.50%
International Long/Short Equity		1.25%
International Opportunities	First $2 billion	1.00%
	Next $1 billion	0.90%
	Next $1 billion	0.80%
	Next $1 billion	0.70%
	Next $5 billion	0.60%
	Over $10 billion	0.50%
International Select Equity		0.65%
Strategic Income**	First $1 billion	0.55%
	Next $500 million	0.50%
	Over $1.5 billion	0.45%
Unconstrained Bond	First $1 billion	0.65%
	Next $1 billion	0.55%
	Over $2 billion	0.50%
US Growth Opportunities	First $1 billion	0.75%
	Next $1 billion	0.70%
	Over $2 billion	0.65%

*
Prior to March 31, 2016, the management fee tiers on the average daily net assets of the Fund were: 0.65% on the first $1 billion; 0.55% on the next $1 billion; and 0.50% on any amounts over $2 billion.

**
Based on average daily managed assets of the Fund. Managed assets mean the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). Since the Fund pays HGINA based on the Fund's average daily managed assets, HGINA's fee will be higher if the Fund is leveraged.

HGINA has engaged Henderson Investment Management Limited ("HIML") to act as the investment sub-adviser to the Funds, except for High Yield Opportunities and US Growth Opportunities. HGINA has engaged Henderson Geneva Capital Management ("Geneva") to act as the investment sub-adviser for US Growth Opportunities, while no sub-adviser has been appointed for High Yield Opportunities. Both HIML and Geneva are also indirect wholly owned subsidiaries of Henderson Group plc. Under separate Sub-Advisory Agreements, the sub-advisers provide research, advice and recommendations with respect to the purchase and sale of securities and make investment decisions regarding assets of the Funds subject to the oversight of the Board of Trustees of the Trust and the Adviser. No additional advisory fees are charged to the Funds for the services of the sub-advisers as these fees are paid from the fees earned by HGINA.
Pursuant to a separate contractual Expense Limitation Agreement, HGINA has agreed to waive or limit its management fee and, if necessary, to reimburse expenses of each Fund in order to limit total annual ordinary operating expenses, including distribution and service fees, but excluding any acquired fund fees and expenses as a result of investing in other funds, as a percentage of average daily net assets as follows:

	Class	Class	Class	Class	Class	Class
	A	C	I	R	R6	IF
All Asset*	0.85%	1.60%	0.60%	N/A	0.60%	N/A
Dividend & Income Builder	1.30%	2.05%	1.05%	N/A	1.05%	N/A
Emerging Markets	1.79%	2.54%	1.54%	N/A	1.54%	N/A
European Focus	2.00%	2.75%	1.75%	N/A	1.75%	N/A
Global Equity Income	1.40%	2.15%	1.15%	N/A	1.15%	N/A
Global Technology	2.00%	2.75%	1.75%	N/A	1.75%	N/A
High Yield Opportunities**	0.93%	1.68%	0.68%	N/A	0.68%	N/A
International Long/Short Equity***	1.75%	2.50%	1.50%	N/A	1.50%	N/A
International Opportunities	2.00%	2.75%	1.75%	2.25%	1.75%	1.80%
International Select Equity	1.14%	1.89%	0.89%	N/A	0.89%	N/A
Strategic Income	1.10%	1.85%	0.85%	N/A	0.85%	N/A
Unconstrained Bond	1.15%	1.90%	0.90%	N/A	0.90%	N/A
US Growth Opportunities	1.20%	1.95%	0.95%	N/A	0.95%	N/A

*
With respect to investments in affiliate underlying funds, HGINA has contractually agreed to reduce or waive the Fund's management fee to limit the combined management fees paid to the Adviser for those assets to the greater of 1.00% or the affiliate underlying fund's management fee. Any waiver calculated as a result of limiting these combined management fees is in addition to the general expense limitation highlighted in the table. Indirect net expenses associated with the Fund's investments in underlying investment companies are not subject to the contractual expense limitation.

**
Prior to March 31, 2016, the expense limitation as a percentage of average daily net assets, inclusive of distribution and service fees, was 1.10%, 1.85%, 0.85% and 0.85% for Class A, Class C, Class I and Class R6, respectively.

***	Dividends and interest expense on securities sold short are excluded from the expense limitation calculation.

Notes to financial statements
These agreements will remain in effect through July 31, 2020, unless otherwise extended or amended.
Shares of the Funds are often purchased through financial intermediaries who are agents of the Funds for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Fund shares held by that intermediary for its customers, and the intermediary may charge HGINA for those services. The Funds reimburse HGINA for such fees within limits specified by the Board of Trustees. The fees are incurred at the class level based on activity, asset levels and/or number of accounts and are included in "Sub-accounting fees" in the Statements of Operations.
At July 31, 2016, HGINA does not own shares in any of the Funds. HGI Group Limited, another indirect wholly-owned subsidiary of Henderson Group plc, owned shares in the following Funds. Significant ownership percentages in International Long/Short Equity, International Select Equity and Unconstrained Bond are the result of the initial investments necessary to facilitate commencement of operations and will be redeemed as external shareholders subscribe to the Funds.

					Total Value at	As a % of
Fund	Class A	Class C	Class I	Class R6	July 31, 2016	Net Assets
HGI Group Limited
International Long/Short Equity	–	10,000	–	489,980	$4,738,813	14.3%
International Select Equity	–	10,000	–	489,971	$4,838,718	29.5%
Unconstrained Bond	103,896	103,900	109,095	2,280,602	$23,820,049	90.4%
An affiliated entity of a Fund may include any company in which the Fund owns 5% or more of its outstanding voting shares. Additionally, certain of the Funds held ownership in other Funds within the Trust. At July 31, 2016, All Asset held 0.04% of Global Equity Income, 4.04% of High Yield Opportunities, 0.29% of Strategic Income and 9.01% of Unconstrained Bond. Transactions in affiliates during the year ended July 31, 2016 were as follows:

				Change in
			Proceeds	Unrealized	Realized
	Value	Purchases	from	Appreciation/	Gain/	Value	Dividend
Affiliate	7/31/2015	at Cost	Sales	(Depreciation )	(Loss )	7/31/2016	Income
All Asset
Henderson Global Equity Income Fund	$1,591,319	$98,043	$—	$(110,889)	$—	$1,578,473	$98,044
Henderson Global Technology Fund	1,486,901	77,970	(1,364,510)	(250,487)	50,126	—	—
Henderson High Yield Opportunities Fund	—	1,581,054	—	90,530	—	1,671,584	39,054
Henderson Strategic Income Fund	1,214,183	34,903	—	36,139	—	1,285,225	34,903
Henderson Unconstrained Bond Fund	2,978,911	144,890	(632,660)	(39,447)	(76,703)	2,374,991	41,639
Total	$7,271,314	$1,936,860	$(1,997,170)	$(274,154)	$(26,577)	$6,910,273	$213,640
The aggregate cost and value of affiliates at July 31, 2016 is $7,086,476 and $6,910,273, respectively. Investments in affiliates represented 13.03% of the total net assets of All Asset as of July 31, 2016.
Note 5. Compensation of trustees and officers
Certain officers and trustees of the Trust are also officers of HGINA. None of the Trust's officers, other than the Chief Compliance Officer, are compensated by the Trust. The Trust makes no direct payments to trustees affiliated with HGINA. Fees paid to trustees are reflected as Trustees' fees and expenses in the Statements of Operations.
The Funds bear the full compensation paid to the Chief Compliance Officer. This compensation, together with other compliance-related costs, is reflected as "Compliance officer fees" in the Statements of Operations.

Notes to financial statements
Note 6. Distribution plan
The Trust has adopted a distribution plan for Class A, Class B (until termination on November 4, 2015), Class C, Class R and Class IF shares of the Funds in accordance with Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Under the 12b-1 Plan, the Funds pay the distributor an annual fee of 0.25% of the average daily net assets attributable to its Class A shares, an annual fee of 1.00% of the average daily net assets attributable to its Class B (until termination on November 4, 2015) and Class C shares, an annual fee of 0.50% of the average daily net assets attributable to its Class R shares and an annual fee of 0.05% of the average daily net assets attributable to its Class IF shares. The 12b-1 Plan is used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution services to the Funds and their shareholders.
Note 7. Investment transactions
Purchases and sales of investment securities, including proceeds from securities sold short but excluding short-term investments, financial derivatives instruments and US government securities, for the year ended July 31, 2016, were as follows:

	Purchases	Sales
All Asset	$15,514,359	$22,798,774
Dividend &Income Builder	98,657,939	34,445,454
Emerging Markets	44,015,550	25,340,822
European Focus	2,060,533,443	2,260,874,646
Global Equity Income	5,741,844,671	5,145,125,492
Global Technology	92,504,571	164,336,236
High Yield Opportunities	63,709,245	48,135,289
International Long/Short Equity	37,172,407	34,846,570
International Opportunities	2,832,592,626	1,975,084,758
International Select Equity	15,002,301	4,233,129
Strategic Income	585,288,163	307,970,620
Unconstrained Bond	20,517,347	16,613,446
US Growth Opportunities	2,018,605	604,130
Note 8. Significant concentrations
The Funds may invest a substantial percentage of their assets in securities of foreign issuers. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.
Some countries in which the Funds invest may require government approval for repatriation of investment income, capital or the proceeds for sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. In addition, changes in currency exchange rates will affect the value of investments denominated in a foreign currency, as well as investment income derived from those securities. These risks may be heightened in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets, particularly by the Emerging Markets Fund, are often considered speculative.
Certain of the Funds have significant investments in issuers domiciled in the Eurozone. The private and public sectors' debt problems of a single Eurozone country may pose significant risks to the Eurozone as a whole. As a result, the Funds may be more susceptible to volatility generated by currency devaluations or other general uncertainties than more geographically diversified funds that do not concentrate in this region of the world. Further, on June 23, 2016, the United Kingdom voted via referendum to leave the European Union ("EU"), which led to significant market volatility around the world, as well as political, economic, and legal uncertainty. It is expected that the United Kingdom's exit from the EU (known as "Brexit") will take place within two years after the United Kingdom formally notifies the European Council of its intention to withdraw. However, there is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom's exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.
The Funds may invest a high percentage of their net assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on a Fund's net assets and will cause the value of its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In particular, Global Technology concentrates its investments in issuers within specific industries of the

Notes to financial statements
technology and telecommunications sectors. Valuations of companies in these sectors are typically subject to greater volatility than other sectors.
Dividend & Income Builder, High Yield Opportunities, Strategic Income and Unconstrained Bond invest in a variety of income-producing debt instruments of corporate and sovereign issuers. Accordingly, each may be subject to the previously described foreign issuers risk, to varying degrees, in addition to the risk of default by the issuer. As a matter of their investment strategies, High Yield Opportunities, Strategic Income and Unconstrained Bond are also subject to higher concentrations of investments in lower quality high yield securities or asset-backed/structured securities. Investing in high yield, asset-backed or structured securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. High yield securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Additionally, asset-backed securities are subject to the risk that underlying debt may be prepaid prior to maturity or refinanced causing further volatility in the value. A small change in interest rates would likely have a pronounced adverse impact on the value of such high yield and asset-backed obligations. Moreover, these securities may be less liquid as there is a less-established secondary market and the Funds may not be able to sell the asset timely.
Note 9. Borrowing arrangements
The Trust maintains a $100 million credit facility with State Street Bank and Trust Company ("SSB") to facilitate portfolio liquidity. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the higher of the Federal Funds rate or 1 Month LIBOR plus 1.25%. In addition, a commitment fee of 0.25% per annum is accrued and apportioned among the Funds in the Trust based on relative average net assets (prior to June 17, 2016, the commitment fee was 0.20%). The commitment fee is included in "Miscellaneous fees" on the Statements of Operations. No amounts were borrowed by the Funds under this facility during the year ended July 31, 2016.
Note 10. Custody Out-of-Pocket Expenses
In December 2015, the Funds' custodian, SSB, announced that it had identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed "out-of-pocket" (OOP) costs, during an 18-year period from 1998 until early November 2015. The issue was the result of an inaccurate billing rate that was not subsequently reviewed or adjusted. Over time, as volumes increased or costs decreased, the gap between the amount SSB charged as a pass-through expense to clients and the actual cost grew. As OOP charges are not subject to a clear fee schedule, clients largely had no ability to identify the issue. The amount of the difference in what was and what should have been charged, plus interest, was paid back to clients in July 2016 as a reimbursement.
The Trust commenced operations in 2001 and all currently active Funds within the Trust were impacted by this matter. SSB reimbursed the Funds directly, which was recognized as a change in accounting estimate and was reflected as an offset to current period custody expense and resulted in a decrease in gross expenses incurred. Pursuant to the expense limitations described in Note 4, certain sub-scale Funds have experienced investment adviser fee waivers during the current period. Accordingly, the reduction in the current period custody expense was offset by a reduction in the current period expense waivers, thereby resulting in no net expense or net asset impact. To the extent there were no current period expense waivers or the SSB reimbursement exceeded current period expense waivers, the reduction in the current period custody expense resulted in lower net expenses and a positive net asset impact.
The reimbursement amount, by Fund, was as follows:

	Reduction of	Reduction of
	Current Period	Current Period	Net Investment
	Custody	Waiver /	Income / Net
Fund	Expense	Reimbursement	Asset Impact
All Asset	$6,934	$(6,934)	$—
Dividend &
Income Builder	16,719	(11,374)	5,345
Emerging Markets	21,569	21,569	—
European Focus	76,506	—	76,506
Global Equity Income	69,761	—	69,761
Global Technology	28,637	—	28,637
High Yield
Opportunities	6,479	6,479	—
International Long/
Short Equity	7,518	7,518	—
International
Opportunities	184,083	—	184,083
International
Select Equity	4,743	4,743	—
Strategic Income	31,619	(4,312)	27,307
Unconstrained Bond	9,731	9,731	—
US Growth
Opportunities	932	(932)	—
Note 11. Subsequent Events
Management has evaluated subsequent events through the date the financial statements were available to be issued. A single substantial shareholder redemption in the International Long/Short Equity Fund in August 2016 resulted in a decrease of approximately 48% in net assets from July 31, 2016. Due to the Fund's launch in late 2014, a Henderson Group plc affiliate, HGI Group Limited, remains the significant shareholder of the Fund.

Report of independent registered public accounting firm
The Board of Trustees and Shareholders of
 Henderson Global Funds
We have audited the accompanying statements of assets and liabilities of the Henderson Global Funds, comprising, respectively, Henderson All Asset Fund, Henderson Dividend & Income Builder Fund, Henderson Emerging Markets Fund, Henderson European Focus Fund, Henderson Global Equity Income Fund, Henderson Global Technology Fund, Henderson High Yield Opportunities Fund, Henderson International Long/Short Equity Fund, Henderson International Opportunities Fund, Henderson International Select Equity Fund, Henderson Strategic Income Fund, Henderson Unconstrained Bond Fund, and Henderson US Growth Opportunities Fund (collectively, the Funds), including the portfolios of investments, as of July 31, 2016, and the related statements of operations and cash flows ( Henderson International Long/Short Equity Fund only) for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian, brokers, and agent banks or by other appropriate auditing procedures where replies from brokers or agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Henderson Global Funds at July 31, 2016, the results of their operations and cash flows (Henderson International Long/Short Equity Fund only) for the year then ended, and the changes in their net assets and the financial highlights for the each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.
Chicago, Illinois
 September 23, 2016

Other information (unaudited)
Proxy voting policies
The Funds have filed with the Securities and Exchange Commission their proxy voting records for the twelve months ended June 30, 2016 on Form N-PX, which must be filed each year by August 31. Form N-PX is available on the Securities and Exchange Commission's website at www.sec.gov. The Funds' proxy voting records and proxy voting policies and procedures are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds' website at www.henderson.com.
Proxy Voting Results
A special meeting of shareholders was held on December 16, 2015. The results of votes taken among shareholders on the proposal before them to formally elect two previously appointed independent trustees and one newly nominated trustee are reported below. Each vote reported represents one share held on the record date for the meeting.

Independent Trustee	# of Votes	% of Votes
Barbara J. Lamb
For	686,322,408.009	98.815%
Withheld	8,233,602.392	1.185%
J. Marshall Peck
For	686,137,511.088	98.788%
Withheld	8,418,499.313	1.212%
Diane L. Wallace
For	686,168,281.135	98.793%
Withheld	8,387,729.266	1.207%
Subsequent to the election, all independent trustees listed in the "Trustees and officers" section of this report have been elected by the shareholders of the Funds. Each trustee may hold office during the lifetime of the Trust and until its termination unless such trustee dies, resigns or is removed as provided in the Declaration of Trust.
Portfolio holdings
A complete listing of each Fund's holdings is made available monthly at www.henderson.com. Further, the Funds' Portfolios of Investments are filed as of the end of the first and third quarter of the fiscal year on Form N-Q. The Henderson Global Funds' Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. The quarterly Portfolios of Investments are also available without charge, upon request, by calling 866.443.6337.
Approval of continuation of investment advisory agreements
The Board of Trustees of Henderson Global Funds oversees the management of the Funds and, as required by law, the investment advisory and the sub-advisory agreements for the Funds (the "Advisory Agreements"). In connection with their annual consideration of those agreements for the Funds, the Trustees received and reviewed a substantial amount of information provided by Henderson Global Investors (North America) Inc. (the "Adviser") and Henderson Investment Management Limited and Henderson Geneva Capital Management (collectively, the "Sub-Advisers") in response to detailed requests of the Independent Trustees and their independent legal counsel (the Adviser, Sub-Advisers and their affiliates may be referred to herein collectively as "Henderson"). The Trustees also discussed with representatives of management the operations of the Funds and the nature, extent and quality of the advisory and other services provided to the Funds by the Adviser and the Sub-Advisers. The Independent Trustees also received and reviewed a memorandum from their counsel regarding their responsibilities in considering the continuation of the agreements. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the Advisory Agreements, and they also met separately in executive session with their counsel several times.
May 23, 2016 Meeting
At a meeting held on May 23, 2016, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.
Nature, extent and quality of services
The Independent Trustees reviewed the various reports and presentations they had received in connection with their evaluation of the nature, extent and quality of services provided under the Advisory Agreements by the Adviser and Sub-Advisers, and considered the services performed by the Adviser and Sub-Advisers, as well as their expertise, resources and capabilities. The Trustees also considered the nature, extent and quality of the services provided to the Funds by the Adviser and the Sub-Advisers (in the case of Sub-Advised Funds), taking into account the investment objective(s) and strategies of each Fund and the knowledge they had gained throughout the year from their regular and special meetings. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the Sub-Advisers, especially the personnel who provide investment

Other information (unaudited)
management services to the Funds. Management provided an update on the Adviser and its parent company, and reviewed the Adviser's capabilities, resources and financial condition.
Management also reviewed the Adviser's investment approach for the Funds and the qualifications of the Funds' respective portfolio management teams. Management then discussed the personnel responsible for performing services for the Funds.
The Trustees considered the methodology the Adviser and the Sub-Advisers use in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. Management reviewed certain changes in personnel, as well as the capacity of each of the Fund's portfolio managers.
The Trustees also considered other services provided to the Funds by the Adviser and the Sub-Advisers (in the case of Sub-Advised Funds), such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and committees of the Board and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees considered sub-transfer agency, networking and revenue sharing fees provided to intermediaries, as well as the fees associated with different types of distribution platforms.
Investment performance and fees
The Independent Trustees reviewed the investment performance of the Funds. The Independent Trustees considered, in particular, the detailed reports and analyses performed and compiled by an independent third party, Lipper Inc. (the "Lipper Report") and that show, for each Fund and for various periods, total return performance data ranked within a peer group and a larger comparative universe of funds. In addition, the Independent Trustees considered the expense rankings and quintiles tables, contractual management fees at common asset levels and at various asset levels, expense ratios and various other fees and expenses data and supporting information contained within the Lipper Report.
The Trustees also reviewed the performance and expenses of each Fund, including comparative and percentile ranking information in the Lipper Report.
Other Benefits to the Adviser
The Trustees also considered benefits that accrue to the Adviser and the Sub-Adviser (in the case of Sub-Advised Funds) from their relationship with the Funds and their use of commissions paid on portfolio brokerage transactions of the Funds to obtain research products and services benefiting the Funds and/or other clients.
Costs of services provided and the profits realized by Henderson and its affiliates from their relationships with the Funds
In considering the reasonableness of investment management fees, the Independent Trustees considered the profitability of Henderson and its affiliates in connection with Henderson providing investment management services to each Fund, as well as the methodology that Henderson utilized to calculate profitability by Fund.
The Trustees also reviewed the financial information related to the Adviser's parent company and its corporate structure. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager's capital structure and cost of capital.
Economies of scale
The Independent Trustees considered the economies of scale that might be realized by the Adviser as a Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this connection, it was observed that the fee schedules for each Fund, with the exception of the All Asset Fund, International Long/Short Equity Fund and International Select Equity Fund, include various pre-established "breakpoints" in investment management fees that are triggered as a Fund's net asset level increases. The Trustees reviewed each Fund's current fees, asset levels, performance, capacity and outlook. The Independent Trustees noted that based on the receipt of information showing the breakpoints, at the current time, it appears that such breakpoints satisfactorily provide for sharing economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow. With respect to the All Asset Fund, International Long/Short Equity Fund and International Select Equity Fund, although each Fund's fee schedule does not include breakpoints, the Independent Trustees considered the Adviser's view that an appropriately structured advisory fee and/or total expense limitation can provide an acceptable sharing of economies of scale as a substitute for a breakpoint in the advisory fee. In this regard, the Independent Trustees discussed the Adviser's

Other information (unaudited)
expense limitation agreement with respect to the All Asset Fund, International Long/Short Equity Fund and International Select Equity Fund.
June 15, 2016 Meeting
At a meeting held on June 15, 2016, it was noted that the Board had met previously in-person on May 23, 2016 to review annual contract renewal related materials. The representatives of the Adviser indicated that there had not been any material changes to the information that had been provided for the May 23, 2016 meeting.
Based on their evaluation of the information provided by the Adviser and the Sub-Advisers and other information, the Trustees determined that the overall arrangements between each Fund and the Adviser and Sub-Advisers were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser and the Sub-Advisers (in the case of the Sub-Advised Funds), the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. In making that determination, the Trustees reviewed and considered various factors that they determined were relevant, including the factors described below, none of which by itself was considered paramount or dispositive and each Trustee may have weighed the information differently.
Nature, extent and quality of services
The Trustees reviewed and considered the nature, extent and quality of the services provided to the Funds by the Adviser and the Sub-Advisers (in the case of the Sub-Advised Funds), taking into account the investment objective(s) and strategies of each Fund and the knowledge they had gained from their May 23, 2016 meeting and their regular meetings with management on at least a quarterly basis. The Trustees concluded that the nature and extent of the services provided to each Fund by the Adviser and the Sub-Advisers (in the case of Sub-Advised Funds) were appropriate and consistent with the terms of the Advisory Agreements, that the quality of those services had been consistent with quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the Sub-Advisers (in the case of Sub-Advised Funds) had sufficient personnel with the appropriate education and experience to serve the Funds effectively, and had demonstrated their continuing ability to attract and retain well-qualified personnel.
Performance and fees
The Trustees considered their extensive review and discussion at the May 23, 2016 meeting of each Fund's investment performance over various time periods in comparison to information for other comparable funds as provided by Lipper. They concluded that the performance of each Fund met or exceeded acceptable levels or it was satisfied with the steps taken by management to improve investment performance. The Trustees considered their prior review of information on the fees and other expenses paid by each Fund in comparison to information for other comparable funds as discussed at the May 23, 2016 meeting. The Trustees also had reviewed the management fees of the Adviser and the Sub-Advisers for certain affiliated funds. The Trustees reviewed information on the profitability of (or loss) to the Adviser of its relationships with each Fund and concluded that the Adviser's profitability level with respect to each Fund in relation to the services rendered was not unreasonable. Finally, the Trustees considered the financial condition of the Adviser and the Sub-Advisers. The Trustees concluded that the management fees and other compensation payable by each Fund to the Adviser, as well as the fees paid by the Adviser to the Sub-Advisers, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser and the Sub-Advisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser and the Sub-Advisers (in the case of the Sub-Advised Funds), the investment performance of the Fund and the expense limitations agreed to by the Adviser.
In reaching their conclusion regarding the management fee and overall expense ratio with respect to the High Yield Opportunities Fund, the Trustees also considered that management had proposed, and, on March 16, 2016, the Board approved, a reduction in the Fund's management fee and overall expense ratio (by virtue of an amended and restated expense limitation agreement), effective as of March 31, 2016. In this connection, the Trustees noted that the fee reduction did not result in any decrease or modification in the nature or level of services that the Adviser provides to the High Yield Opportunities Fund.
Economies of scale
The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase and took note of the extent to which Fund shareholders might also benefit from such growth. In this connection, the Trustees took into account that the fee schedules for each Fund, with the exception of the All Asset Fund, International Long/Short Equity Fund and International Select Equity Fund, include various pre-established breakpoints in advisory fees that are triggered as a Fund's net asset level increases. Based on all of the information they reviewed, the

Other information (unaudited)
Trustees concluded that the advisory fee breakpoints satisfactorily provide for sharing economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow. With respect to the All Asset Fund, International Long/Short Equity Fund and International Select Equity Fund, although each Fund's fee schedule does not include breakpoints, the Trustees took into account the Adviser's expense limitation agreement with respect to each Fund.
Other benefits to the adviser
The Trustees also considered benefits that accrue to the Adviser and the Sub-Advisers (in the case of Sub-Advised Funds) from their relationship with the Funds and their use of commissions paid on portfolio brokerage transactions of the Funds to obtain research products and services benefiting the Funds and/or other clients.
After full consideration of the above factors as well as other factors that were instructive in analyzing the management arrangements, the Trustees, including all of the Independent Trustees, concluded that the continuation of the Advisory Agreements for each Fund was in the best interest of each Fund and its shareholders.
Federal tax information
Certain tax information for the Funds is required to be provided to shareholders based on the Funds' income and distributions for the taxable year ending July 31. In February of each year, shareholders will receive Form 1099-DIV, which will include their share of foreign tax credit, qualified dividends and capital gains distributed during the calendar year. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.
Under Section 854 (b)(2) of the Code, the Funds designated qualified dividends for the fiscal year ended July 31, 2016 as follows:

All Asset	$169,800
Dividend & Income Builder	3,618,409
Emerging Markets	423,457
European Focus	69,025,511
Global Equity Income	247,322,006
Global Technology	—
High Yield Opportunities	—
International Long/Short Equity	194,613
International Opportunities	91,250,918
International Select Equity	143,226
Strategic Income	3,068,236
Unconstrained Bond	22,804
US Growth Opportunities	—
For corporate shareholders, a certain percentage of ordinary income dividends paid during the year ended July 31, 2016 qualified for the dividends received deduction as follows:

All Asset	5.03%
Dividend & Income Builder	24.97%
Global Equity Income	6.14%
High Yield Opportunities	0.16%
International Opportunities	1.26%
Strategic Income	5.24%
Unconstrained Bond	0.18%
Long-term capital gains dividends were paid from the following Funds during the year ended July 31, 2016:

All Asset	$700,399
Global Technology	33,529,528
International Long/Short Equity	20,050
Unconstrained Bond	1,025,160
Under Section 853 of the Internal Revenue Code of 1986, as amended (the "Code"), the Funds designated foreign taxes paid and foreign source income for the fiscal year ended July 31, 2016 as follows:

	Foreign	Foreign
	taxes paid	source income
All Asset	$—	$—
Dividend & Income
Builder	196,147	2,954,310
Emerging Markets	70,565	1,052,058
European Focus	3,350,734	99,296,367
Global Equity Income	16,515,253	269,898,550
Global Technology	—	—
High Yield Opportunities	—	—
International Long/Short Equity	24,682	260,682
International Opportunities	5,494,148	130,045,068
International Select Equity	14,990	211,716
Strategic Income	—	—
Unconstrained Bond	—	—
US Growth Opportunities	—	—
Statement Pursuant to Section 19(a) of the Investment Company Act of 1940
The exact source of aggregate fund distributions for each fiscal year can only be determined as of the end of each Fund's fiscal year, July 31. However, under Section 19(a) of the 1940 Act, the Funds are required to indicate the source of each distribution to shareholders at the time of payment if the distribution is made

Other information (unaudited)
from any source other than accumulated undistributed net income. For purposes of this disclosure, the source of each distribution is based on US Generally Accepted Accounting Principles and will differ from federal income tax-based reporting provided to shareholders due to certain tax adjustments. Distributions paid in part from paid-in capital do not necessarily reflect a taxable return of capital. For federal income tax purposes, shareholders will receive a Form 1099-DIV for each calendar year that will tell you how to report these distributions.
Accordingly, the Funds are making the following disclosures pursuant to Section 19(a).
During the semi-annual period ended July 31, 2016, none of the Henderson Global Funds paid income distributions in part from sources other than accumulated undistributed net income as measured at the time of payment.
Shareholder expense
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including upfront or deferred sales charges (loads) on purchases and (2) ongoing operating costs, including management fees, distribution (12b-1) fees, shareholder services fees and other Fund operating expenses. The example in Table 1 and Table 2 is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2016.
Actual expenses
Table 1 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period" to estimate the expenses attributable to your investment during this period.
Hypothetical example for comparison purposes
Table 2 provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. Thus you should not use the hypothetical account values and expenses to estimate your actual ending account balance or the expense attributable to your investment during the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Expenses paid during the period include amounts reflected in the Funds' Statements of Operations (excluding the effect of short sale expenses for International Long/Short), net of reimbursements by the investment adviser. The annualized expense ratios used in the example are as follows:

Other information (unaudited)

	Class	Class	Class	Class	Class	Class
	A	C	I	R	R6	IF
All Asset	0.85%	1.60%	0.60%	N/A	0.60%	N/A
Dividend & Income Builder	1.26%	2.04%	1.05%	N/A	1.05%	N/A
Emerging Markets	1.79%	2.54%	1.54%	N/A	1.54%	N/A
European Focus	1.30%	2.10%	1.05%	N/A	1.03%	N/A
Global Equity Income	1.10%	1.85%	0.84%	N/A	0.77%	N/A
Global Technology	1.32%	2.09%	1.09%	N/A	1.14%	N/A
High Yield Opportunities	0.95%	1.72%	0.72%	N/A	0.73%	N/A
International Long/Short Equity	1.75%	2.50%	1.50%	N/A	1.50%	N/A
International Opportunities	1.36%	2.12%	1.07%	1.73%	1.00%	1.04%
International Select Equity	1.14%	1.89%	0.89%	N/A	0.89%	N/A
Strategic Income	1.05%	1.80%	0.80%	N/A	0.74%	N/A
Unconstrained Bond	1.15%	1.90%	0.90%	N/A	0.90%	N/A
US Growth Opportunities	1.20%	1.95%	0.95%	N/A	0.95%	N/A
Note that the expenses do not reflect shareholder transaction costs such as front-end or deferred sales charges. These fees are described for each Fund and share class in the "Commentaries and Performance Summaries" section of this report beginning on page 4. Table 2 is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Other information (unaudited)

Table 1
	Beginning	Ending	Expenses
	account	account	paid
	value	value	during
	January 1,	July 31,	the
Actual	2016	2016	period*
All Asset
Class A	$1,000.00	1,063.20	4.41
Class C	1,000.00	1,063.00	8.21
Class I	1,000.00	1,058.60	3.12
Class R6	1,000.00	1,063.20	3.08
Dividend & Income Builder
Class A	$1,000.00	1,076.20	6.50
Class C	1,000.00	1,075.90	10.53
Class I	1,000.00	1,071.80	5.41
Class R6	1,000.00	1,077.10	5.42
Emerging Markets
Class A	$1,000.00	1,216.60	9.87
Class C	1,000.00	1,212.40	13.97
Class I	1,000.00	1,219.00	8.50
Class R6	1,000.00	1,219.00	8.50
European Focus
Class A	$1,000.00	1,035.10	6.58
Class C	1,000.00	1,030.90	6.56
Class I	1,000.00	1,036.40	10.63
Class R6	1,000.00	1,036.40	5.30
Global Equity Income
Class A	$1,000.00	1,075.20	5.68
Class C	1,000.00	1,073.70	9.54
Class I	1,000.00	1,070.10	4.32
Class R6	1,000.00	1,074.90	3.97
Global Technology
Class A	$1,000.00	1,102.90	6.90
Class C	1,000.00	1,101.50	10.92
Class I	1,000.00	1,097.70	5.68
Class R6	1,000.00	1,102.90	5.96
High Yield Opportunities
Class A	$1,000.00	1,105.10	4.97
Class C	1,000.00	1,104.70	9.00
Class I	1,000.00	1,100.40	3.76
Class R6	1,000.00	1,104.60	3.82
International Long/Short Equity
Class A	$1,000.00	951.80	8.49
Class C	1,000.00	951.70	12.13
Class I	1,000.00	947.50	7.26
Class R6	1,000.00	952.80	7.28
International Opportunities
Class A	$1,000.00	1,056.40	6.95
Class C	1,000.00	1,052.40	10.82
Class I	1,000.00	1,057.40	5.47
Class R	1,000.00	1,054.90	8.84
Class R6	1,000.00	1,058.50	5.12
Class IF	1,000.00	1,032.50	3.52
International Select Equity
Class A	$1,000.00	1,043.10	5.79
Class C	1,000.00	1,042.10	9.60
Class I	1,000.00	1,037.90	4.51
Class R6	1,000.00	1,043.10	4.52
Strategic Income
Class A	$1,000.00	1,059.00	5.35
Class C	1,000.00	1,057.30	9.21
Class I	1,000.00	1,053.70	4.08
Class R6	1,000.00	1,058.80	3.79
Unconstrained Bond
Class A	$1,000.00	1,030.80	5.81
Class C	1,000.00	1,029.50	9.59
Class I	1,000.00	1,025.70	4.53
Class R6	1,000.00	1,030.80	4.54
US Growth Opportunities
Class A	$1,000.00	1,091.70	6.24
Class C	1,000.00	1,090.00	10.13
Class I	1,000.00	1,086.90	4.93
Class R6	1,000.00	1,091.70	4.94

Table 2
Hypothetical	Beginning	Ending	Expenses
(assuming a	account	account	paid
5% return	value	value	during
before	January 1,	July 31,	the
expenses)	2016	2016	period*
All Asset
Class A	$1,000.00	1,020.59	4.32
Class C	1,000.00	1,016.91	8.02
Class I	1,000.00	1,021.83	3.07
Class R6	1,000.00	1,021.88	3.02
Dividend & Income Builder
Class A	$1,000.00	1,018.60	6.32
Class C	1,000.00	1,014.72	10.22
Class I	1,000.00	1,019.64	5.27
Class R6	1,000.00	1,019.64	5.27
Emerging Markets
Class A	$1,000.00	1,015.96	8.97
Class C	1,000.00	1,012.23	12.71
Class I	1,000.00	1,017.21	7.72
Class R6	1,000.00	1,018.40	6.52
European Focus
Class A	$1,000.00	1,018.40	6.52
Class C	1,000.00	1,014.42	10.52
Class I	1,000.00	1,019.64	5.27
Class R6	1,000.00	1,019.74	5.17
Global Equity Income
Class A	$1,000.00	1,019.39	5.52
Class C	1,000.00	1,015.66	9.27
Class I	1,000.00	1,020.69	4.22
Class R6	1,000.00	1,021.03	3.87
Global Technology
Class A	$1,000.00	1,018.30	6.62
Class C	1,000.00	1,014.47	10.47
Class I	1,000.00	1,019.44	5.47
Class R6	1,000.00	1,019.19	5.72
High Yield Opportunities
Class A	$1,000.00	1,020.14	4.77
Class C	1,000.00	1,016.31	8.62
Class I	1,000.00	1,021.28	3.62
Class R6	1,000.00	1,021.23	3.67
International Long/Short Equity
Class A	$1,000.00	1,016.16	8.77
Class C	1,000.00	1,012.43	12.51
Class I	1,000.00	1,017.40	7.52
Class R6	1,000.00	1,017.40	7.52
International Opportunities
Class A	$1,000.00	1,018.10	6.82
Class C	1,000.00	1,014.32	10.62
Class I	1,000.00	1,016.26	8.67
Class R	1,000.00	1,019.54	5.37
Class R6	1,000.00	1,019.89	5.02
Class IF	1,000.00	1,019.69	5.22
International Select Equity
Class A	$1,000.00	1,019.19	5.72
Class C	1,000.00	1,015.46	9.47
Class I	1,000.00	1,020.44	4.47
Class R6	1,000.00	1,020.44	4.47
Strategic Income
Class A	$1,000.00	1,019.66	5.25
Class C	1,000.00	1,015.91	9.02
Class I	1,000.00	1,020.88	4.02
Class R6	1,000.00	1,021.18	3.72
Unconstrained Bond
Class A	$1,000.00	1,019.14	5.77
Class C	1,000.00	1,015.41	9.52
Class I	1,000.00	1,020.39	4.52
Class R6	1,000.00	1,020.39	4.52
US Growth Opportunities
Class A	$1,000.00	1,018.90	6.02
Class C	1,000.00	1,015.17	9.77
Class I	1,000.00	1,020.14	4.77
Class R6	1,000.00	1,020.14	4.77

*
Expenses are equal to the Funds' annualized net expense ratio multiplied by the average account value over the period multiplied by 182 days in the period, and divided by 366 (to reflect the one-half year period. The net expense ratio for Class IF is based upon expenses over a period of 122 days.

Trustees and officers (unaudited)

Name, address[1], month and year of birth	Position(s) with the Trust[2]	Term of Office and Time Served[3]	Principal Occupations During Past Five Years	Other Directorships Held
Independent Trustees
James W. Atkinson August 1950	Chairman and Trustee	Trustee since 2011; elected Chairman December 2015	Commercial Pilot, Atkinson Aviation LLC, since 2009.	Formerly, Trustee, LaRabida Children's Hospital: formerly Trustee, Surgeons Diversified Investment Fund.

Barbara L. Lamb September 1954	Trustee	Since 2014	Managing Director, WH Trading LLC (proprietary trading company), since 2015; formerly, Managing Director, Cheiron Trading LLC (proprietary trading company).	Formerly, Director, First Chicago Bancorp; formerly, Director, MAF Bancorp, Inc.

J. Marshall Peck April 1952	Trustee	Since 2014	President, Interpark Holdings, LLC (parking garage owner, developer and operator), since 2011; formerly, Chief Executive Officer, Interpark Holdings, LLC.	Board Member and Finance Committee Chairman, Presbyterian Homes.

Diane L. Wallace October 1958	Trustee	Since 2015	Retired.	Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust and State Farm Variable Product Trust (28 portfolios).

Trustees and officers (unaudited)

Name, address[1], month and year of birth	Position(s) with the Trust[2]	Term of Office and Time Served[3]	Principal Occupations During Past Five Years	Other Directorships Held
Interested Trustees and Officers of the Trust
James G. O'Brien[4] May 1960	Trustee and President	Since 2011 Since 2010	Managing Director, HGINA.	None.

Charles Thompson II4 April 1970	Trustee and Vice President	Since 2011 Since 2010	Director of Distribution (North America), since 2014; Director of US Retail, 2010-2014.	None.

Kenneth A. Kalina August 1959	Chief Compliance Officer	Since 2005	Chief Compliance Officer, HGINA, until 2015.	N/A

Alanna P. Nensel July 1975	Vice President	Since 2002	Director of US Marketing, HGINA.	N/A

David Latin September 1981	Vice President	Since 2012	Director of Product Development, HGINA.	N/A

Christopher Golden March 1977	Secretary	Since 2015	Legal Counsel, HGINA.	N/A

Suzanne Cullinane March 1970	Vice President and Assistant Secretary	Since 2016	Head of US Operations, since 2016; previously, Head of US Transfer Agent & Intermediary Operations, HGINA.	N/A

Troy M. Statczar August 1971	Treasurer	Since 2008	Director of US Operations, since 2016; previously, Head of US Fund Administration and Accounting, HGINA.	N/A

Adam T. Reich August 1983	Assistant Treasurer	Since 2012	Head of US Fund Administration, since 2016; previously, Manager of US Fund Administration and Accounting, HGINA, since August 2012; Manager, PricewaterhouseCoopers LLP 2006-2012.	N/A

1.	Each person's address is 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611.
2.	Currently, all Trustees oversee all thirteen series of the Trust.
3.
A Trustee may serve until his death, resignation, removal or until the end of the calendar year in which the Trustee reaches 75 years of age, subject to change by the Board. The officers of the Trust are elected annually by the Board.

4.	This Trustee is an interested person of the Trust because of his employment relationship with Henderson Global Investors (North America) Inc., the investment adviser to the Fund.

Unless otherwise noted, this information is as of July 31, 2016. The Statement of Additional Information for Henderson Global Funds includes additional information about the Trustees and is available without charge by calling 1.866.4HENDERSON (1.866.443.6337).

Trustees and officers (unaudited)

Trustees	Investment Adviser
James W. Atkinson, Chairman	Henderson Global Investors (North America) Inc.
Barbara L. Lamb	737 North Michigan Avenue, Suite 1700
J. Marshall Peck	Chicago, IL 60611
Diane L. Wallace
James G. O'Brien*	Transfer Agent
Charles Thompson II*	State Street Bank and Trust Company
2000 Crown Colony Drive
Officers	Quincy, MA 02169
James G. O'Brien, President
Charles Thompson II, Vice President	Administrator and Custodian
Alanna P. Nensel, Vice President	State Street Bank & Trust Company
David Latin, Vice President	State Street Financial Center
Christopher Golden, Secretary	One Lincoln Street
Suzanne Cullinane, Vice President & Assistant Secretary	Boston, MA 02111
Kenneth A. Kalina, Chief Compliance Officer
Troy M. Statczar, Treasurer	Auditors
Adam T. Reich, Assistant Treasurer	Ernst & Young LLP
155 North Wacker Drive
Chicago, IL 60606

For more information
Please call 1.866.4HENDERSON
(1.866.443.6337)
or visit our website:
www.henderson.com

*	Trustee is an "interested person" of the Trust as defined in the1940 Act.

The views expressed in this report and information about the Funds' portfolio holdings are for the period covered by this report and are subject to change hereafter. The views expressed in this report should not be constructed as a recommendation of any kind. The report may include forward-looking statements that involve risk and uncertainty, and there is no guarantee that any prediction will come to pass. There can be no assurance that a Fund will achieve its investment objectives. This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information. Henderson Global Investors is the name under which various subsidiaries of Henderson Group plc, a UK limited company, provide investment products and services.
Foreside Fund Services, LLC, Distributor

Privacy notice
     This notice describes the privacy practices followed by Henderson Global Funds.
     Your privacy is our top priority. Our policy is to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not share any nonpublic personal information of shareholders or former shareholders with any nonaffiliated third parties, except as permitted by law or as authorized by our shareholders.
     In the course of providing products and services to you, we collect nonpublic personal information about you from various sources such as account applications or agreements, other account forms, transactions in your account, and from information captured on our website, including any information captured through our use of "cookies." Such information may include your name, address, account or tax identification number, the types and amounts of investments, and bank account information. More detailed information about our Internet policy is available on our website, www.henderson.com.
     In the normal course of serving shareholders, we may share information we collect with entities that help us process information or service your request, such as transfer agents, custodians, broker-dealers and marketing service firms, as well as with other financial institutions with whom we have joint marketing agreements. We may share information in connection with servicing accounts or to inform shareholders of products and services that we believe may be of interest to them. The organizations that receive shareholder information will use that information only for the services required and as allowed by applicable law or regulation, and are not permitted to share or use this information for any other purpose. Our affiliates do not use shareholder information that we receive to make marketing solicitations. We will disclose your personal information to government agencies, law enforcement officials, and others in the limited circumstances where we believe, in good faith, that such disclosure is required or permitted by law. For example, we will disclose your personal information in order to comply with a court order, to cooperate with government or industry regulators, or law enforcement authorities.
     Access to customers' nonpublic personal information is restricted to employees who need to access that information. To guard shareholder's nonpublic personal information, we use industry standard physical, electronic, and procedural safeguards. A shareholder's right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media, such as the Internet.
     For questions concerning this policy, please contact us by writing to: Alanna Nensel, Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611.

Item 2.  Code of Ethics.

(a)    Henderson Global Funds (the “Trust” or the “registrant”) has adopted a Code of Ethics that applies to the Trust’s principal executive officer and principal financial officer (the “Code”).

(b)    No disclosures are required by this Item 2(b).

(c)    There have been no amendments to the Code during the reporting period for Form N‑CSR.

(d)    There have been no waivers granted by the Trust to individuals covered by the Code during the reporting period for Form N-CSR.

(e)    Not applicable.

(f)     A copy of the Code may be obtained free of charge by calling 866-343-6337.

Item 3.  Audit Committee Financial Expert.

(a)	(1)	The Board of Trustees of the Trust has determined that it has four audit committee financial experts serving on the Trust’s Audit Committee that possess the attributes identified in Item 3(b) to Form N-CSR.

(2)	The names of the audit committee financial experts are:

Diane L. Wallace
James W. Atkinson
Barbara L. Lamb
J. Marshall Peck

Each audit committee financial expert has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

(3)	Not applicable.

Item 4.  Principal Accountant Fees and Services.

As of July 31, 2016, the registrant had thirteen series.  All of the series of the registrant currently have a fiscal year ended July 31.

(a) Audit Fees – The aggregate fees billed for the last two fiscal years ended July 31 for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filings or engagements for the those fiscal years are set forth below.

Year ended 7/31/16	$390,060
Year ended 7/31/15	$369,400

(b) Audit Related Fees – There were no fees billed for the last two fiscal years ended July 31 for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed for the last two fiscal years ended July 31 for assurance and related services rendered by the principal accountant to the investment adviser that are reasonably related to the performance of the audit of the registrant’s financial statements that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(c) Tax Fees – The aggregate fees billed for the last two fiscal years ended July 31 for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation are set forth below.  These services consisted of the principal accountant reviewing the registrant’s excise tax returns, distribution requirements and RIC tax returns, as well as consultation regarding the tax consequences of specific investments.

Year ended 7/31/16	$128,696
Year ended 7/31/15	$106,735

The aggregate fees billed for the last two fiscal years ended July 31 for professional services rendered by the principal accountant to the investment adviser for tax compliance, tax advice and tax planning that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4 are set forth below.

Year ended 7/31/16	$0
Year ended 7/31/15	$0

(d) All Other Fees – There were no fees billed for the last two fiscal years ended July 31 for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a) – (c) of this Item 4.

There were no fees billed for the last two fiscal years ended July 31 for products and services provided by the principal accountant to the investment adviser that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(e) Pre-Approval Policies and Procedures
(1) Pursuant to the registrant’s Audit Committee Charter, the Audit Committee shall pre‑approve any engagement of the independent auditors to provide any services (other than prohibited non-audit services) to the Trust, the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust) (collectively, the “Adviser”), including the fees and other compensation to be paid to the independent auditors.  Any member of the Audit Committee may grant such pre-approval.  Any such delegated pre-approval shall be presented to the Audit Committee by the member who approved the engagement.  Pre-approval of non-audit services is not required, if:  (a) the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent auditors during the fiscal year in which the non-audit services are provided; (b) the services were not recognized by management at the time of the engagement as non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

The independent auditors shall not perform any of the following non-audit services for the Trust (“prohibited non-audit services”):  (a) bookkeeping or other services related to the accounting records or financial statements of the Trust; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser, or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other services that the Public Company Accounting Oversight Board determines are impermissible.

(2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S‑X.  All of the fees billed for services provided to the Adviser described in paragraphs (b)-(d) of Item 4 were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f)             No disclosures are required by this Item 4(f).

(g) The approximate aggregate non-audit fees billed for the last two fiscal years ended July 31 for services rendered by the principal accountant to the registrant are set forth below.

Year ended 7/31/16	$128,696
Year ended 7/31/15	$106,735

The approximate aggregate non-audit fees billed for the last two fiscal years ended July 31 for services rendered by the principal accountant to the Adviser and its affiliates that provide ongoing services to the registrant are set forth below.

Year ended 7/31/16	$76,460
Year ended 7/31/15	$260,670

(h) The registrant’s Audit Committee has determined that the non-audit services the principal accountant has rendered to the Adviser, which were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant, were compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a) Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N‑CSR.

(b)            Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Exhibits.

(a)	(1)	Not applicable.

(2)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(3)	Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENDERSON GLOBAL FUNDS

By:       /s/ James. G. O’Brien
James G. O’Brien
President (principal executive officer) of Henderson Global Funds

Date:    September 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ James G. O’Brien
James G. O’Brien
President (principal executive officer) of Henderson Global Funds

Date:    September 29, 2016

By:       /s/ Troy Statczar
Troy Statczar
Treasurer (principal financial officer) of Henderson Global Funds

Date:    September 29, 2016